SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party Other than the Registrant |_|

Check the appropriate box:
|X| Preliminary Proxy Statement     |_| Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material under Rule 14a-12

                        Franklin Street Properties Corp.
        (formerly known as Franklin Street Partners Limited Partnership)
                (Name of Registrant as Specified In Its Charter)


              ----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

|_| No fee required.

|X| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(i)   Title of each class of securities to which transaction applies:

                  Common Stock, $0.0001 par value per share

(ii)  Aggregate number of securities to which transaction applies:

                  25,000,091

(iii) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  $14.75

(iv)  Proposed maximum aggregate value of transaction:

                  $368,751,342

(v)   Total fee paid:

                  $73,750*

      |_| Fee paid previously with preliminary materials.

      ----------------------------------------------------

      |_| Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      ----------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

      ----------------------------------------------------

      (3) Filing Party:

      ----------------------------------------------------

      (4) Date Filed:

      ----------------------------------------------------

      * Franklin Street Properties Corp. previously paid the Commission excess amounts for prior filings and therefore has an excess balance of approximately $22,165. Franklin Street Properties Corp. hereby allocates all such excess funds as partial payment of the registration fee due hereunder.

                        FRANKLIN STREET PROPERTIES CORP.

                         401 Edgewater Place, Suite 200
                         Wakefield, Massachusetts 01880
                                 (781) 557-1300

                 A Merger Proposal - Your Vote Is Very Important

Dear Stockholders of Franklin Street Properties Corp.:

      The board of directors of Franklin Street Properties Corp. ("FSP Corp.") has approved and adopted an agreement and plan of merger (the "Merger Agreement") with 13 real estate investment trusts (the "Target REITs"), providing for FSP Corp. to acquire the Target REITs by merger (the "Mergers").

      We will hold a special meeting of stockholders at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts, the corporate offices of FSP Corp., on Friday, March [28], 2003 at [9:00 a.m.], local time, at which we will ask you to approve the Merger Agreement. You may vote either by attending the meeting or by signing and returning the enclosed proxy card. If the Merger Agreement is approved:

      o     The Target REITs will merge with and into FSP Corp., and

      o FSP Corp. will issue an aggregate of approximately 25,000,091 shares of common stock, $0.0001 par value per share (the "FSP Common Stock"), to the holders of preferred stock ("Target Stock") of the Target REITs (the "Target REIT Stockholders").

      The following questions and answers are intended to help clarify the key issues involved in the transactions contemplated by the Merger Agreement and the Mergers. For your convenience, we have included page references parenthetically to direct you to a more complete description of the topics found in the enclosed Proxy Statement.

      Q:    Is the business of FSP Corp. changing?

      A: No. The business of FSP Corp. immediately before the Mergers will be the same as the business of FSP Corp. immediately after the Mergers. FSP Corp.'s assets, however, are increasing. FSP Corp. will acquire the real properties owned by the Target REITs. (See pages 61 to 65 of the enclosed Proxy Statement for additional information.)

      Q:    Will my proportional interest in FSP Corp. change?

      A: Yes. You will incur substantial dilution to your voting power and percentage ownership in FSP Corp. due to the number of shares of FSP Common Stock being issued to the Target REIT Stockholders. Of course, the Mergers will also substantially increase the assets owned by FSP Corp. (See page 16 of the enclosed Proxy Statement for additional information.)

      Q: Will the directors and officers of FSP Corp. or their affiliates receive any fees, commissions or other compensation in connection with the Merger Agreement or the Mergers?

      A: No. (See pages 43 and 44 of the enclosed Proxy Statement for additional information.)

      Q:    How do I know if the price paid for the Target Stock is fair to me?

      A: You should carefully read the information you have received in the enclosed Proxy Statement and make your own determination. Your Board of Directors believes the Mergers are fair to you and recommends you vote in favor of them. The members of your Board of Directors have a number of significant conflicts of interest regarding the Mergers; however, they believe that they have not been affected by these conflicts and that they have properly exercised their fiduciary duty in recommending approval of the Mergers. (See pages 41 to 44 of the enclosed Proxy Statement for additional information.)

      Q:    Will the investment objectives and policies of FSP Corp. change?

      A: No. (See pages 63 and 64 of the enclosed Proxy Statement for additional information.)

      Q:    Why does FSP Corp. propose to merge with the Target REITs?

      A: FSP Corp. believes that the Mergers will provide several benefits to FSP Corp. and the FSP Stockholders, including:

            o FSP Corp.'s real estate portfolio following the Mergers will be substantially larger and more diverse both geographically and by tenant business, reducing the dependence of an investment in FSP Corp. on the performance of a smaller group of assets.

            o FSP Corp.'s business will generate a greater percentage of its revenues from rentals from real properties and a lesser percentage from real estate investment banking/brokerage activities, constituting a more stable income stream than that currently received by FSP Corp.

            o FSP Corp.'s larger portfolio of real estate may produce economies of scale, increase its purchasing power relating to goods and services and reduce the percentage that expenses constitute of gross revenue.

            o FSP Corp.'s increased asset base should give FSP Corp. the flexibility to increase its $50,000,000 line of credit, enabling FSP Corp. to finance the acquisition of real property for itself or to provide larger loans to Sponsored Entities or to finance their acquisition of real property.

            o FSP Corp.'s larger portfolio of real properties and larger equity capitalization should increase the likelihood that FSP Corp. may eventually be able to provide liquidity for its equity investors through the public markets.

      (See pages 14 to 15 of the enclosed Proxy Statement for additional information.)

      Q:    Will I receive any consideration in the Mergers?

      A: No. However, if you are a Target REIT Stockholder as well as an FSP Stockholder, you will receive FSP Common Stock (in addition to the shares you currently own) for your Target Stock. (See pages 36 to 37 of the enclosed Proxy Statement for additional information.)

      Q: How will FSP Corp. issue shares of FSP Common Stock to the Target REIT Stockholders?

      A: FSP Corp. will issue shares to the Target REIT Stockholders in private placements under an exemption from registration under the Securities Act pursuant to Section 4(2) and Rule 506 of Regulation
            D. (See page 22 of the enclosed Proxy Statement for additional information.)

      Q:    When do you expect to complete the Mergers?

      A: We expect to complete the Mergers on or about April 1, 2003. (See page 27 of the enclosed Proxy Statement for additional information.)

      Q:    Who must approve the Mergers?

      A: In addition to the approvals of the board of directors of FSP Corp. and the boards of directors of the Target REITs, which have already been obtained, the FSP Stockholders and Target REIT Stockholders must approve the Mergers. (See page 25 of the enclosed Proxy Statement for additional information.)

      Q:    What do I need to do now?

      A: FSP Corp. urges you to carefully read the enclosed Proxy Statement, including its appendices, and to consider how the Mergers will affect you as an FSP Stockholder.

      Q:    How do I vote?

      A: You may indicate how you want to vote on your proxy card. You may also attend the stockholder meeting and vote in person instead of submitting a proxy. If you fail either to return your proxy card or to vote in person at the stockholder meeting, or if you mark your proxy "abstain," the effect will be a vote against the Mergers. If you return your proxy card but fail to indicate your vote on your proxy, your proxy will be counted as a vote for the Mergers. (See pages 1 to 2 of the enclosed Proxy Statement for additional information.)

      Q:    May I change my vote after I have mailed in my signed proxy card?

      A: You may change your vote at any time before the vote takes place at the stockholder meeting by either submitting a later dated proxy card or sending a written notice stating that you would like to revoke your proxy. In addition, you may attend the stockholder meeting and vote in person. However, if you elect to vote in person at the stockholder meeting and your shares are held by a bank or other nominee, you must bring to the stockholder meeting a legal proxy from the bank or other nominee authorizing you to vote the shares. (See pages 1 to 2 of the enclosed Proxy Statement for additional information.)

      Q:    Where and when is the special meeting?

      A: The special meeting of FSP Stockholders will be held at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts, the corporate offices of FSP Corp., at [9:00 a.m.], local time, on Friday, March [28], 2003. (See page 1 of the enclosed Proxy Statement for additional information.)

      Q:    Whom may I contact with any additional questions?

      A: You may call your investment executive at FSP Investments at (800) 950-6288.

      After careful consideration, including the consideration of significant conflicts of interest in connection with the Mergers, the FSP Corp. board of directors unanimously approved and adopted the Merger Agreement and concluded that the Merger Agreement is in the best interests of FSP Corp. and its stockholders. The FSP Corp. board of directors unanimously recommends that you vote "FOR" approval of the Merger Agreement.

      Please carefully consider all of the information in this proxy statement regarding FSP Corp., the Target REITs and the Mergers, including in particular the discussion in the section called "Risk Factors" starting on page 13.


                                                Very truly yours,


                                                George J. Carter
                                                President and Chief Executive
                                                Officer

                        FRANKLIN STREET PROPERTIES CORP.

                         401 Edgewater Place, Suite 200
                         Wakefield, Massachusetts 01880
                                 (781) 557-1300

              Notice of Special Meeting of Stockholders to be Held
                           on Friday, March [28], 2003

      NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Franklin Street Properties Corp. ("FSP Corp.") will be held at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts, the corporate offices of FSP Corp., on Friday, March [28], 2003 at [9:00 a.m.], local time, to consider and act upon the following matters:

      (1) To approve the Agreement and Plan of Merger, dated as of January 14, 2003, by and among FSP Corp. and 13 real estate investment trusts ("Target REITs"), providing for (i) the acquisition by merger of each of the Target REITs and (ii) the issuance of an aggregate of approximately 25,000,091 shares of FSP Corp. Common Stock as consideration in connection with the mergers.

      (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors of FSP Corp. currently has no knowledge of any other business to be transacted at the meeting.

      Stockholders of record at the close of business on ___________, _________ __, 2003 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

                                By Order of the Board of Directors of FSP Corp.,



                                Barbara J. Corinha, Secretary

Wakefield, Massachusetts
________ __, 2003

      All stockholders are cordially invited to attend the meeting. To ensure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy card in the accompanying envelope, whether or not you expect to attend the meeting. No postage is required if the proxy is mailed in the United States. Any stockholder attending the meeting may vote in person even if the stockholder has returned a proxy.

                             YOUR VOTE IS IMPORTANT

               TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE
                            ENCLOSED RETURN ENVELOPE.

                        FRANKLIN STREET PROPERTIES CORP.
                         401 Edgewater Place, Suite 200
                         Wakefield, Massachusetts 01880

                                 PROXY STATEMENT

       For the Special Meeting of Stockholders on Friday, March [28], 2003

      This Proxy Statement and Notice of Special Meeting are furnished in connection with the solicitation of proxies by the Board of Directors (the "FSP Board") of Franklin Street Properties Corp. ("FSP Corp.") for use at the Special Meeting of Stockholders of FSP Corp. (the "Meeting"), in connection with the solicitation of votes to approve that certain Agreement and Plan of Merger, dated January 14, 2003 (the "Merger Agreement"). The Merger Agreement provides for the acquisition by FSP Corp. by merger (the "Mergers") of 13 real estate investment trusts (each, a "Target REIT" and, collectively, the "Target REITs"). The Target REITs are FSP Forest Park IV Corp. ("Forest Park"), FSP Gael Apartments Corp. ("The Gael"), FSP Goldentop Technology Center Corp. ("Goldentop"), FSP Centennial Technology Center Corp. ("Centennial"), FSP Meadow Point Corp. ("Meadow Point"), FSP Timberlake Corp. ("Timberlake"), FSP Federal Way Corp. ("Federal Way"), FSP Fair Lakes Corp. ("Fair Lakes"), FSP Northwest Point Corp. ("Northwest Point"), FSP Timberlake East Corp. ("Timberlake East"), FSP Merrywood Apartments Corp. ("Merrywood"), FSP Plaza Ridge I Corp. ("Plaza Ridge I") and FSP Park Ten Corp. ("Park Ten"), each a Delaware corporation. The Merger Agreement also provides for the issuance of FSP Corp.'s shares of common stock, $0.0001 par value per share (the "FSP Common Stock"), to the holders of preferred stock ("Target Stock") of the Target REITs (the "Target REIT Stockholders") as merger consideration.

      The boards of directors of the Target REITs are referred to collectively as the "Target Boards". FSP Corp., its subsidiaries and the Target REITs, after giving effect to the consummation of the Mergers, are referred to as the "Combined Company".

      The Merger Agreement provides that upon consummation of the Mergers, each share of Target Stock in the Target REITs will be converted into that number of shares of FSP Common Stock set forth below opposite the name of the applicable Target REIT. FSP Corp. will issue the shares of FSP Common Stock to the Target REIT Stockholders in private placements, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D promulgated thereunder.

                                          Shares of FSP      Total Shares of FSP
                                           Common Stock         Common Stock
                    Total Number of    Issuable in Exchange  Issuable to Target
                    Shares of Target    for Each Share of           REIT
   Target REIT     Stock Outstanding       Target Stock        Stockholders
---------------    -----------------   --------------------  -------------------

Forest Park              78                   7,299.59             569,368.02

The Gael                 212.50               6,975.59           1,482,312.88

Goldentop                231.50               7,302.58           1,690,547.27

Centennial               158                  6,905.56           1,091,078.48

Meadow Point             257.50               6,983.25           1,798,186.88

Timberlake               515                  6,787.12           3,495,366.80

Federal Way              200                  6,779.66           1,355,932.00

Fair Lakes               480                  6,805.36           3,266,572.80

Northwest Point          372.50               6,779.66           2,525,423.35

Timberlake East          250                  6,830.85           1,707,712.50

Merrywood                206                  6,854.51           1,412,029.06

Plaza Ridge I            400                  6,822.03           2,728,812.00

Park Ten                 275                  6,824.54           1,876,748.50
                                                                -------------

      Total                                                     25,000,090.54

      Consummation of the Mergers is subject to a number of conditions and will not occur unless, among other things, holders of a majority of the shares of Target Stock of each Target REIT vote to approve the Mergers.

      The stockholders of FSP Corp. (the "FSP Stockholders") are being asked to approve the Merger Agreement, providing for the Mergers and the issuance of FSP Common Stock, as described in this Proxy Statement. The directors of FSP Corp., who have significant conflicts of interest in connection with the Mergers, strongly recommend that you vote "FOR" the Merger Agreement set forth as Appendix A hereto.

                                TABLE OF CONTENTS

                                                                           PAGE

THE SPECIAL MEETING..........................................................1
  General Information........................................................1
  Solicitation of Proxies....................................................1
  Voting Rights, Quorum Requirement and Votes Required.......................1
  Revocability of Proxy and Voting of Shares.................................1
AVAILABLE INFORMATION........................................................2
FORWARD-LOOKING STATEMENTS...................................................2
SUMMARY......................................................................3
  FSP Corp...................................................................3
  The Target REITs...........................................................4
  Votes Required.............................................................5
  Recommendation to FSP Stockholders.........................................6
  The Mergers................................................................6
  Expected Benefits from the Mergers.........................................8
  Fairness of the Mergers....................................................8
  Third Party Opinions......................................................10
  Conflicts of Interest.....................................................11
  Dissenters' Rights of FSP Stockholders....................................11
  Material United States Federal Income Tax Considerations..................11
  Accounting Treatment......................................................12
  Dividends in Respect of First Quarter 2003................................12
RISK FACTORS................................................................13
  Risks Relating to the Mergers.............................................13
  General Real Estate Investment Risks......................................17
THE MERGERS.................................................................22
  Overview..................................................................22
  The Parties...............................................................22
  Effect of the Mergers on Certain FSP Stockholders.........................24
  Votes Required............................................................25
  Board Approvals...........................................................25
  Accounting Treatment......................................................26
  Interests of Certain Persons in the Mergers...............................26
  Material United States Federal Income Tax Considerations..................27
  Timing and Effectiveness of the Mergers...................................27
  Comparison of Ownership Rights............................................27
  Market Information........................................................27
  Independent Accountants...................................................28
  Expenses of the Mergers...................................................29
BACKGROUND AND REASONS FOR THE MERGERS......................................29
  History of FSP Corp. and the Target REITs.................................29

  Background of the Mergers.................................................31
  Reasons for the Mergers...................................................33
  Consequences if Mergers not Completed.....................................35
THE MERGER AGREEMENT........................................................36
  The Mergers...............................................................36
  Representations and Warranties............................................37
  Covenants.................................................................38
  Conduct of Business Pending the Effective Date............................38
  Conditions Precedent to the Mergers.......................................38
  Termination...............................................................40
  Effect of Termination.....................................................40
FAIRNESS OF THE MERGERS.....................................................41
  Conclusions of the FSP Board..............................................41
  Determination of Merger Consideration.....................................41
  Fairness of the Merger Consideration......................................41
ADVICE OF FINANCIAL ADVISORS AND APPRAISALS.................................44
  Advice of A.G. Edwards....................................................44
  Appraisals of the Target REITs' Properties................................45
  Conclusions as to Value...................................................48
CONFLICTS OF INTEREST.......................................................49
  Common Composition of Directors and Officers..............................49
  Ownership of FSP Stock....................................................50
  Consequences of Merger with Fair Lakes....................................50
SELECTED FINANCIAL INFORMATION OF FSP CORP..................................51
SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA..............................52
COMPARATIVE PER share/UNIT DATA.............................................59
DESCRIPTION OF FSP CORP.....................................................61
  Business..................................................................61
  Investment Objectives.....................................................63
  Policies..................................................................64
  Competition...............................................................64
  Employees.................................................................65
  Legal Proceedings.........................................................65
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
OF OPERATIONS...............................................................66
  Overview..................................................................66
  Critical Accounting Policies..............................................68
  Recent Accounting Standards...............................................70
  Financing and Other Commitments...........................................71
  Investments in Non-Consolidated Entities..................................72
  Results of Operations.....................................................72
  Trends and Uncertainties..................................................79
  Liquidity and Capital Resources as of September 30, 2002..................81
  Liquidity and Capital Resources as of December 31, 2001...................81
  Liquidity and Capital Resources as of December 31, 2000...................82
  Sources and Uses of Funds.................................................83
  Related Party Transactions................................................84

DESCRIPTION OF FSP CORP. CAPITAL STOCK......................................85
  General...................................................................85
  FSP Common Stock..........................................................85
  Preferred Stock...........................................................86
  Ownership Limits..........................................................86
  Unregistered Shares.......................................................87
  Redemption................................................................87
  Classification of the FSP Board...........................................88
QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK..................89
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL
DISCLOSURE..................................................................90
BENEFICIAL OWNERSHIP OF VOTING STOCK........................................91
EXECUTIVE COMPENSATION......................................................93
  Certain Relationships and Related Transactions............................95
  Employment Agreements.....................................................97
  Compensation of Directors.................................................97
DIRECTORS AND EXECUTIVE OFFICERS............................................98
NO DISSENTERS' APPRAISAL RIGHTS............................................100
BUSINESS AND PROPERTIES OF THE Target REITs................................101
SELECTED FINANCIAL INFORMATION FOR TARGET REITS............................111
DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
OF TARGET REITS............................................................119
  Results of Operations....................................................119
MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS...................127
LEGAL MATTERS..............................................................143

FINANCIAL STATEMENTS

FSP Corp.         Nine months ended September 30, 2002.....................F-2
                  Year ended December 31, 2001.............................F-41
                  Year ended December 31, 2000.............................F-74

Forest Park       Nine months ended September 30, 2002.....................F-95
                  Year ended December 31, 2001.............................F-101
                  Year ended December 31, 2000.............................F-110
                  Period from date of inception to December 31, 1999.......F-120

The Gael          Nine months ended September 30, 2002.....................F-131
                  Year ended December 31, 2001.............................F-137
                  Period from date of inception to December 31, 2000.......F-146

Goldentop         Nine months ended September 30, 2002.....................F-156
                  Year ended December 31, 2001.............................F-162
                  Period from date of inception to December 31, 2000.......F-171

Centennial        Nine months ended September 30, 2002.....................F-181
                  Year ended December 31, 2001.............................F-187
                  Period from date of inception to December 31, 2000.......F-196

Meadow Point      Nine months ended September 30, 2002.....................F-206
                  Period from date of inception to December 31, 2001.......F-213

Timberlake        Nine months ended September 30, 2002.....................F-222
                  Period from date of inception to December 31, 2001.......F-228

Federal Way       Nine months ended September 30, 2002.....................F-237
                  Period from date of inception to December 31, 2001.......F-243

Fair Lakes        Nine months ended September 30, 2002.....................F-252
                  Period from date of inception to December 31, 2001.......F-258

Northwest Point   Nine months ended September 30, 2002.....................F-267
                  Period from date of inception to December 31, 2001.......F-273

Timberlake East   Nine months ended September 30, 2002.....................F-283

Merrywood         Nine months ended September 30, 2002.....................F-292

Plaza Ridge I     Nine months ended September 30, 2002.....................F-301

Park Ten          Nine months ended September 30, 2002.....................F-310

APPENDICES

Appendix A     Merger Agreement
Appendix B     Glossary of Terms
Appendix C     A.G. Edwards Report
Appendix D     Valuation Overview

                               THE SPECIAL MEETING

General Information

      This Proxy Statement and Notice of Special Meeting of Stockholders are furnished in connection with the solicitation of proxies by the FSP Board for use at the Meeting to be held at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts, the corporate offices of FSP Corp., on Friday, March [28], 2003 at [9:00 a.m.], local time, or at any adjournments of the Meeting, for the purposes set forth in this Proxy Statement and the foregoing Notice of Special Meeting of FSP Stockholders. This Proxy Statement and accompanying proxy card are being mailed on or about _____ ___, 2003 to all FSP Stockholders entitled to notice of and to vote at the Meeting. The principal executive offices of FSP Corp. are located at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, and FSP Corp.'s telephone number is (781) 557-1300.

Solicitation of Proxies

      All costs of solicitation of proxies will be borne by FSP Corp. In addition to solicitations by mail, FSP Corp.'s directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and FSP Corp. reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, FSP Corp. will reimburse them for their out-of-pocket expenses in this regard.

Voting Rights, Quorum Requirement and Votes Required

      At the close of business on ____ __, 2003, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, there were outstanding and entitled to vote an aggregate of 24,630,247 shares of FSP Common Stock, constituting all of the outstanding voting stock of FSP Corp. Holders of FSP Common Stock are entitled to one vote per share. Under FSP Corp.'s charter and by-laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of FSP Common Stock is necessary to constitute a quorum at the Meeting. Votes withheld, abstentions and broker non-votes (where a broker or nominee does not exercise discretionary authority to vote on a matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes are not counted, however, for purposes of tabulating the votes cast. The affirmative vote of the holders of a majority of the shares of FSP Common Stock present in person or represented by proxy and voting at the Meeting is required to approve the matter scheduled to be voted on at the Meeting. If you fail either to return your proxy card or to vote in person at the shareholder meeting, or if you mark your proxy "abstain," the effect will be a vote against the Mergers.

Revocability of Proxy and Voting of Shares

      Any FSP Stockholder giving a proxy has the power to revoke it at any time before it is exercised. It may be revoked by filing with the Secretary of FSP Corp., at the principal executive offices of FSP Corp., 401 Edgewater Place,

Suite 200, Wakefield, Massachusetts 01880, an instrument of revocation or a duly executed proxy bearing a later date. It may also be revoked by attendance at the Meeting and an election given to the Secretary of FSP Corp. to vote in person. If not revoked, the proxy will be voted at the Meeting in accordance with the FSP Stockholder's instructions indicated on the proxy card. If the proxy card is returned but no instructions are indicated, the proxy will be voted FOR the approval of the Merger Agreement scheduled to be voted on at the Meeting and in accordance with the judgment of the proxies as to any other matter that may be properly brought before the Meeting or any adjournments thereof.

                              AVAILABLE INFORMATION

      FSP Corp. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "Commission"). The reports and other information so filed by FSP Corp. can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can be obtained by mail from the Public Reference Section of the Commission at 450 West Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such reports and other information may also be obtained from the web site that the Commission maintains at http://www.sec.gov.

      Reports and other information concerning FSP Corp. may also be obtained electronically through a variety of databases, including, among others, the Commission's Electronic Data Gathering and Retrieval ("EDGAR") program, Knight-Ridder Information Inc., Federal Filing/Dow Jones and Lexis/Nexis.

                           FORWARD-LOOKING STATEMENTS

      This Proxy Statement contains forward-looking statements. In some cases you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. You should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or of financial position or state other "forward-looking" information. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial and otherwise, may differ materially from the expectations discussed in the forward-looking statements. Important factors that might cause such a difference include, but are not limited to, those discussed under the caption "Risk Factors" starting on page 13. Accordingly, there can be no assurance that the actual results will conform to the forward-looking statements contained in this Proxy Statement. You should be aware that the occurrence of the events described in these risk factors and elsewhere in this Proxy Statement could have an adverse effect on the business, results of operations and financial condition of FSP Corp.

      Any forward-looking statements in this Proxy Statement are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by such forward-looking statements, possibly materially. FSP Corp. disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section.

                                     SUMMARY

      This Summary highlights selected information from this document and may not contain all of the information that is important to you. To understand the proposal presented in this Proxy Statement with respect to the approval of the Merger Agreement, providing for the Mergers and the issuance of shares of FSP Common Stock, you should read carefully the entire document. For your convenience, a glossary of terms is included in Appendix B to this Proxy Statement. We have included page references parenthetically to direct you to a more complete description of the topics of the summary.

FSP Corp. (Pages 61 to 65)

      FSP Corp. is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust for federal income tax purposes. It is the successor to Franklin Street Partners Limited Partnership, a Massachusetts limited partnership (the "FSP Partnership"). The FSP Partnership was originally formed as a Massachusetts general partnership in January 1997 as the successor to a Massachusetts general partnership that was formed in 1981 and was subsequently formed as a Massachusetts limited partnership in February 1997. On January 1, 2002, the FSP Partnership merged with and into FSP Corp., which was a wholly owned subsidiary of the FSP Partnership, with FSP Corp. being the surviving entity (the "Conversion"). Pursuant to the Conversion, the FSP Partnership ceased to exist, FSP Corp. succeeded to the business of the FSP Partnership and each unit of both general and limited partnership interests in the FSP Partnership was converted into one share of FSP Common Stock. As a result of the Conversion, FSP Corp. now holds, directly and indirectly, 100% of the interest in three former subsidiaries of the FSP Partnership: FSP Investments LLC, a Massachusetts limited liability company ("FSP Investments"), FSP Property Management LLC, a Massachusetts limited liability company ("FSP Property Management"), and FSP Holdings LLC, a Delaware limited liability company ("FSP Holdings").

      FSP Investments acts as a real estate investment firm and broker/dealer with respect to (a) the organization of investment vehicles which are typically syndicated through private placements exempt from registration under the Securities Act ("Sponsored Entities"), some of which were limited partnerships (the "Sponsored Partnerships") and some of which are corporations intended to qualify for federal income tax purposes as real estate investment trusts, including the Target REITs (the "Sponsored REITs"), (b) the acquisition of real estate by the Sponsored Entities and (c) the sale of equity interests in the Sponsored Entities. FSP Investments derives revenue from commissions received in connection with the sale of equity interests in the Sponsored Entities. FSP Investments also derives revenue from fees paid by the Sponsored Entities for the services of FSP Investments in identifying, inspecting and negotiating to purchase real properties on behalf of the Sponsored Entities. FSP Investments is a registered broker/dealer with the Commission and is a member of the National Association of Securities Dealers, Inc. FSP Corp. has made an election to treat FSP Investments as a "taxable REIT subsidiary" for federal income tax purposes.

      FSP Property Management asset manages each Sponsored Entity and provides property management services or property accounting services to eight Sponsored Entities. FSP Property Management receives fee income from those Sponsored Entities that have not been acquired by FSP Corp. FSP Property Management does not receive any rental income.

      FSP Holdings acts as the general partner of each Sponsored Partnership.

      FSP Corp.'s principal executive offices are located at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, and its telephone number is
(781) 557-1300. FSP Corp. leases its executive offices.

The Target REITs (Pages 101 to 110)

      Each Target REIT is a privately-held real estate investment trust formed as a corporation under the laws of the State of Delaware for the purpose of acquiring and operating a single real property. Forest Park holds an office building in Charlotte, North Carolina; The Gael holds an apartment complex in Houston, Texas; Goldentop holds a research and development/office building in San Diego, California; Centennial holds "flex" office buildings in Colorado Springs, Colorado; Meadow Point holds an office building in Chantilly, Virginia; Timberlake holds office buildings in Chesterfield, Missouri; Federal Way holds office buildings in Federal Way, Washington; Fair Lakes holds an office building in Fairfax, Virginia; Northwest Point holds an office building in Elk Grove Village, Illinois; Timberlake East holds an office building in Chesterfield, Missouri; Merrywood holds an apartment complex in Katy, Texas; Plaza Ridge I holds an office building in Herndon, Virginia; and Park Ten holds an office building in Houston, Texas. Set forth below for the properties owned by the respective Target REITs are the number of square feet in the property, the percentage of rentable square feet leased as of September 30, 2002 and the weighted average annual rent per net rentable square foot for the nine-month period ended September 30, 2002:

                                                              Weighted Annual
                                                             Average Rent/Net
                              Percentage of                   Rentable Square
                             Rentable Square    Rentable       Foot for Nine
                             Feet Leased as      Square        Months Ended
                               of 9/30/02         Feet            9/30/02
                               ----------         ----            -------

Forest Park                       87%             61,291         $13.85/sf

The Gael                          94%            187,338         $14.19/sf

Goldentop                        100%            141,405         $16.96/sf

Centennial                       100%            110,730         $16.46/sf

Meadow Point                     100%            134,849         $27.51/sf

Timberlake                       100%            232,722         $25.91/sf

Federal Way                      100%            117,227         $14.52/sf

Fair Lakes                       100%            210,993         $30.97/sf

Northwest Point                  100%            176,848         $30.56/sf

Timberlake East                   92%            116,361         $25.56/sf

Merrywood                         95%            231,363         $11.62/sf

Plaza Ridge I                    100%            158,018         $32.40/sf

Park Ten                         100%            155,715         $22.86/sf

Votes Required (Page 25)

      The affirmative vote of the holders of a majority of the shares of FSP Common Stock present in person or represented by proxy and voting at the Meeting is required to approve the Merger Agreement, providing for the Mergers and the issuance of FSP Common Stock in exchange for Target Stock.

      The affirmative vote of the holders of a majority of the Target Stock in each of the Target REITs is also required to effectuate the respective Merger. Each Target REIT will solicit the vote of its Target REIT Stockholders separately.

      Consummation of the Mergers is subject to a number of conditions and will not occur unless, among other things, holders of a majority of the shares of Target Stock of each Target REIT vote to approve the Mergers.

      The executive officers and directors of FSP Corp. hold an aggregate of 3,707,977.01 shares of FSP Common Stock. The executive officers and directors have indicated that they intend to vote all of their respective shares in favor of the Merger Agreement.

      Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers. Messrs. Silverstein and McGillicuddy have indicated that they intend to vote their respective shares of Target Stock in favor of the Merger Agreement.

Recommendation to FSP Stockholders (Pages 25 to 26)

      The FSP Board, whose members have significant conflicts of interest in connection with the Mergers, believes that the Merger Agreement, providing for the Mergers and the issuance of FSP Common Stock in exchange for Target Stock, is in the best interest of FSP Corp. and the FSP Stockholders and recommends you vote FOR approval of the Merger Agreement.

The Mergers (Pages 22 to 29)

      Overview. As a result of inquiries from members of the FSP Board, the management of FSP Corp. in late July 2002 instructed Hale and Dorr LLP to explore the feasibility of the acquisition of the Target REITs. After reaching an agreement on a methodology to value the proposed transaction, receiving a report from a third party as to the reasonableness of such methodology and reaching agreement on the amount of Merger Consideration to be paid and the terms of the Mergers, the FSP Board and the Target Boards voted to approve the Merger Agreement and the Mergers and recommend to the FSP Stockholders and the Target REIT Stockholders to vote to approve the Mergers.

      The Mergers. With respect to each Target REIT, following the satisfaction or waiver of the conditions to closing relating to that Target REIT, on the effective date of the Mergers (the "Effective Date"), which is expected to be on or about April 1, 2003, each Target REIT will be acquired by merger. Each share of Target Stock of that Target REIT will be converted into a specified number of shares of FSP Common Stock. The aggregate shares of FSP Common Stock to be issued in connection with the Mergers are referred to as the "Merger Consideration."

      The following chart sets forth the number of shares of FSP Common Stock to be received as Merger Consideration by the Target REIT Stockholders for each share of Target Stock of the respective Target REIT. FSP Corp. will issue the Merger Consideration to the Target REIT Stockholders in private placements, exempt from registration pursuant to Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder.

                                          Shares of FSP      Total Shares of FSP
                                           Common Stock         Common Stock
                    Total Number of    Issuable in Exchange  Issuable to Target
                    Shares of Target    for Each Share of           REIT
   Target REIT     Stock Outstanding       Target Stock        Stockholders
---------------    -----------------   --------------------  -------------------

Forest Park               78                  7,299.59               569,368.02

The Gael                  212.50              6,975.59            1,482,312.88

Goldentop                 231.50              7,302.58            1,690,547.27

Centennial                158                 6,905.56            1,091,078.48

Meadow Point              257.50              6,983.25            1,798,186.88

Timberlake                515                 6,787.12            3,495,366.80

Federal Way               200                 6,779.66            1,355,932.00

Fair Lakes                480                 6,805.36            3,266,572.80

Northwest Point           372.50              6,779.66            2,525,423.35

Timberlake East           250                 6,830.85            1,707,712.50

Merrywood                 206                 6,854.51            1,412,029.06

Plaza Ridge I             400                 6,822.03            2,728,812.00

Park Ten                  275                 6,824.54            1,876,748.50

      Consummation of the Mergers is subject to a number of conditions and will not occur unless, among other things, holders of a majority of the shares of Target Stock of each Target REIT vote to approve the mergers.

      The following table sets forth the value ascribed to each Target REIT for purposes of the Merger Consideration.

               Forest Park                   $  8,398,178.30
               The Gael                      $ 21,864,114.98
               Goldentop                     $ 24,935,572.23
               Centennial                    $ 16,093,407.58
               Meadow Point                  $ 26,523,256.48
               Timberlake                    $ 51,556,660.30
               Federal Way                   $ 19,999,997.00
               Fair Lakes                    $ 48,181,948.80
               Northwest Point               $ 37,249,994.41
               Timberlake East               $ 25,188,759.38
               Merrywood                     $ 20,827,428.64
               Plaza Ridge I                 $ 40,249,977.00
               Park Ten                      $ 27,682,040.38
                                             ---------------
               Total                         $368,751,335.48

Expected Benefits from the Mergers (Pages 33 to 35)

      The following highlights the primary benefits the Mergers are expected to generate for FSP Corp. and the FSP Stockholders:

      o The Combined Company's real estate portfolio will be substantially larger and more diverse both geographically and by tenant business than that of FSP Corp., reducing the dependence of an investment in the Combined Company on the performance of a smaller group of assets.

      o The Combined Company's business will generate a greater percentage of its revenues from rentals from real properties and a lesser percentage from real estate investment banking/brokerage activities, constituting a more stable income stream than that currently received by FSP Corp.

      o The Combined Company's larger portfolio of real estate may produce economies of scale, increase its purchasing power relating to goods and services and reduce the percentage that expenses constitute of gross revenue.

      o The Combined Company's increased asset base should give FSP Corp. the flexibility to increase its $50,000,000 line of credit, enabling the Combined Company to finance the acquisition of real property for itself or to provide larger loans to Sponsored Entities or to finance their acquisition of real property.

      o The Combined Company's larger portfolio of real properties and larger equity capitalization should increase the likelihood that the Combined Company may eventually be able to provide liquidity for its equity investors through the public markets.

Fairness of the Mergers (Pages 41 to 43)

      The FSP Board believes that the terms of the Merger Agreement, when considered as a whole, are fair to the FSP Stockholders and the Merger Consideration offered in exchange for the Target Stock in the Target REITs constitutes fair consideration for the interests of the Target REIT Stockholders. The following provides a summary of the factors upon which the FSP Board based its conclusion as to the fairness of the Mergers and the Merger Consideration to be paid by FSP Corp. The FSP Board did not find it practicable to, and did not attempt to, quantify or otherwise assign relative weight to these factors in reaching its determination.

      o FSP Corp.'s management exercised its reasonable judgment to determine an estimated value of FSP Corp. and of the Combined Company and determined the amount of the Merger Consideration to be the difference between those two values.

      o FSP Corp.'s management retained A.G. Edwards, Inc. ("A.G. Edwards") to consult with management regarding the valuation methodology of FSP Corp. and the Combined Company. A.G. Edwards has advised the FSP Board that it believes the methodology used by management to estimate hypothetical values of FSP Corp. and the Combined Company is not unreasonable.

      o The Target Boards obtained independent third-party appraisals of the real property owned by the Target REITs, and FSP Corp.'s management considered these appraisals in allocating the Merger Consideration among the Target REITs.

      o FSP Corp.'s management considered historical financial information concerning the real estate properties owned by the Target REITs and the amount of cash held by each of the Target REITs;

      o The FSP Board considered FSP Corp.'s management's view of the financial condition, results of operations and business of FSP Corp. and each of the Target REITs before and after giving effect to the Mergers;

      o The members of the FSP Board have significant conflicts of interest in connection with the Mergers, and no unaffiliated representatives were appointed to negotiate the terms of the Mergers on behalf of FSP Corp. In particular, Barry Silverstein and Dennis J. McGillicuddy own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers. Messrs. Silverstein and McGillicuddy also currently own, however, 1,148,878.50 and 990,325.75 shares of FSP Common Stock, respectively. The FSP Board concluded that retaining independent representatives was not necessary nor cost effective, in part because there are no members of the FSP Board that do not have conflicts of interest in connection with the Mergers. This decision was also based, in part, upon the receipt of the advice from A.G. Edwards regarding the methodology used to value FSP Corp. and the Combined Company. No fees or other compensation will be payable to the members of the FSP Board in connection with the Mergers, although Messrs. Silverstein and McGillicuddy will participate in the Merger Consideration to the extent of their ownership of Target Stock. The FSP Board believes that its determination regarding the fairness of the Mergers was based upon the proper exercise of its fiduciary duty, unaffected by these conflicts of interest.

Third Party Opinions (Pages 44 to 48)

      Valuation. A.G. Edwards advised the FSP Board that it believes the methodology used by FSP Corp.'s management to estimate hypothetical values of FSP Corp. and the Combined Company is not unreasonable. A.G. Edwards provides many businesses with comprehensive capital raising and financial advisory services and has extensive experience with all types of real estate securities. FSP Corp.'s management provided A.G. Edwards with historical and forecasted financial information describing FSP Corp. and the Target REITs. Such information was not audited, reviewed or compiled by an independent certified public accounting firm and A.G. Edwards takes no responsibility for the accuracy of such information. Forecasted financial information was prepared by FSP Corp.'s management and A.G. Edwards was not asked to consider, nor did it consider, the reasonableness of the assumptions on which such forecasts were based.

      In particular, A.G. Edwards received the "Valuation Overview" prepared by FSP Corp, and attached to this Proxy Statement as Appendix D. A.G. Edwards concluded that the methodology techniques used in the valuation overview, the range of multiples applied to cash available for distribution ("CAD") and the range of discounts applied for lack of marketability were not unreasonable. The estimated hypothetical value ranges contained in the valuation overview (a range of estimated hypothetical value for FSP Corp. of $328 million to $416 million and a range of estimated hypothetical value for the Combined Company of $642 million to $815 million) represent analysis considering value as of the date specified, do not reflect any changes in value that may have occurred after that date, are subject to certain assumptions and may not represent the true worth or realizable value of FSP Corp. or the Combined Company. A.G. Edwards was not engaged to, nor did it render, a valuation or fairness opinion.

      The Appraisals. The respective Target Boards retained independent third party appraisers to appraise the fair market value of each Target REIT's real estate as of a date no earlier than August 23, 2002 (the "Appraisals"). The applicable Target REITs obtained appraisals for the properties owned by Merrywood, Plaza Ridge I and Park Ten during the due diligence period in 2002 prior to acquisition of the properties. No new appraisals were ordered by the respective Target Boards for these properties because the respective Target Boards did not believe that there had been material changes in the buildings or real estate markets since the time of the last appraisals, each of which had been prepared within the last twelve calendar months.

       In preparing the Appraisals, the appraisers collected from the Target REITs information regarding the operating history of the properties, conducted site inspections of all of the Target REITs' properties in August 2002 and September 2002 and interviewed and relied on representations of certain representatives of the Target REITs. The appraisers' conclusions are based upon conditions they observed at the properties during their inspection and assumptions, qualifications and limitations deemed reasonable at the time concerning, among other things, legal title, the absence of physical defects or hazardous materials, future percentage of leased rentable square feet, income and competition with respect to each property. The Appraisals reflect the appraisers' valuation of the real estate of the Target REITs as of their respective dates, in the context of the information available on that date. Events occurring subsequent to the dates of the respective Appraisals could affect the properties or assumptions used in preparing the Appraisals. The

Target Boards imposed no limitations on the scope of the Appraisers' appraisals. The Target REITs have made the Appraisals available to FSP Corp. and have allowed the FSP Board to rely on the Appraisals. FSP Corp.'s mangement took the Appraisals into consideration and used them as guides in allocating the Merger Consideration among the Target REITs.

Conflicts of Interest (Pages 49 to 50)

      A number of conflicts of interest are inherent in the relationships among the Target REITs, the Target Boards, FSP Corp., the FSP Board and their respective affiliates. These conflicts of interest include, among others:

      o George J. Carter, the President, Chief Executive Officer and a director of FSP Corp., is the President and a director of each Target REIT;

      o Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers;

      o Richard R. Norris, an Executive Vice President and a director of FSP Corp., is also a director and an Executive Vice President of each Target REIT;

      o Barbara J. Corinha, Vice President, Chief Operating Officer, Treasurer, Secretary and a director of FSP Corp. is also Vice President, Chief Operating Officer, Treasurer, Secretary and a director of each Target REIT;

      o Janet P. Notopoulos, Vice President and a director of FSP Corp., is also a Vice President of each Target REIT; and

      o Each of R. Scott MacPhee and William W. Gribbell, each an Executive Vice President of FSP Corp., is also each a director and an Executive Vice President of each Target REIT.

Dissenters' Rights of FSP Stockholders (Page 100)

      No FSP Stockholder will be entitled to dissenters' rights in connection with the Mergers.

Material United States Federal Income Tax Considerations (Pages 127 to 142)

      The Mergers are intended to qualify as reorganizations within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Mergers qualify as reorganizations, there will be no United States federal income tax consequences to FSP Corp. as a result of the Mergers.

      There should be no United States federal income tax consequences of the Mergers to FSP Stockholders, subject to certain risks described below.

Accounting Treatment (Page 26)

      Each of the Mergers will be accounted for as a purchase under generally accepted accounting principles ("GAAP").

Dividends in Respect of First Quarter 2003 (Pages 15 to 16)

      Each Target REIT expects to declare in the first quarter of 2003 and pay to its Target REIT Stockholders thereafter a dividend with respect to its first quarter 2003 operations. The cash paid out in these dividends will reduce the amount of cash held by each Target REIT and acquired by FSP Corp. upon consummation of the Mergers. Because the Target REITs have not yet declared these cash dividends, FSP Corp. cannot estimate the aggregate amount of such dividends. Pursuant to the Merger Agreement, FSP Corp. has assumed the obligation to pay any such dividends that have been declared but not paid prior to the Effective Date. In addition, FSP Corp. expects to declare in the first quarter of 2003 and pay to FSP Stockholders in the second quarter of 2003 dividends in respect of first quarter 2003 operations. The cash available for this dividend and possibly for future dividends to the FSP Stockholders will be reduced by the amount of expenses related to the Mergers paid by FSP Corp.

                                  RISK FACTORS

      In evaluating the Mergers and the Combined Company, you should carefully consider the following factors, in addition to other matters set forth elsewhere in this Proxy Statement.

Risks Relating to the Mergers

The officers and directors of FSP Corp. have conflicts of interest that may have influenced them to support or approve the Merger Agreement.

      A number of conflicts of interest are inherent in the relationships among the Target REITs, the Target Boards, FSP Corp., the FSP Board and their respective affiliates. These conflicts of interest include, among others:

      o George J. Carter, the President, Chief Executive Officer and a director of FSP Corp., is the President and a director of each Target REIT;

      o Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers;

      o Richard R. Norris, an Executive Vice President and a director of FSP Corp., is also a director and an Executive Vice President of each Target REIT;

      o Barbara J. Corinha, Vice President, Chief Operating Officer and a director of FSP Corp. is also Vice President, Chief Operating Officer, Treasurer, Secretary and a director of each Target REIT;

      o Janet P. Notopoulos, Vice President and a director of FSP Corp., is also a Vice President of each Target REIT; and

      o R. Scott MacPhee and William W. Gribbell, each an Executive Vice President of FSP Corp., is also each a director and an Executive Vice President of each Target REIT.

      o The Target REITs' properties are managed by FSP Property Management, a subsidiary of FSP Corp., pursuant to Management Services Agreements under which FSP Corp. receives certain fees for its management services.

      The officers and directors of FSP Corp. who are officers and directors of the Target REITs have fiduciary duties to manage the Target REITs in a manner beneficial to the Target REIT Stockholders. Similarly, FSP Corp.'s directors and officers, including Mr. Carter, have fiduciary duties to manage FSP Corp. in a manner beneficial to FSP Corp. and FSP Stockholders. In some circumstances, including the negotiation of the Merger Agreement, Mr. Carter's and the other directors' and officers' duties to the Target REITs and the Target REIT

Stockholders and their ownership of Target REIT Stock may conflict with their duties, as directors and officers of FSP Corp., to FSP Corp. and FSP Stockholders. A potential conflict between such fiduciary duties may not be resolved, or if resolved, may be resolved in a manner less favorable to FSP Corp. and FSP Stockholders than would otherwise have been the case if FSP Corp. were dealing with unaffiliated parties.

The terms of the Merger Agreement were not negotiated at arms'-length.

      The terms of the Merger Agreement have been established by the directors and officers of FSP Corp., who have significant conflicts of interest as described above, and are not the result of arms'-length negotiations. The FSP Stockholders were not separately represented in structuring and negotiating the terms of the Merger Agreement by an unaffiliated representative. Had separate representation been arranged for the FSP Stockholders, the terms of the Merger Agreement might have been different and fewer shares of FSP Common Stock might have been allocated for the stock of some or all of the Target REITs, thereby reducing the overall dilution to voting power and percentage ownership FSP Stockholders will incur upon consummation of the Mergers.

The nature of the FSP Stockholders' investment in FSP Corp. will change upon consummation of the Mergers.

      Immediately prior to the consummation of the Mergers, FSP Corp. will own 17 real properties. Immediately following the consummation of the Mergers, FSP Corp. will own 30 real properties. This increase in the number of real estate holdings will change the manner in which FSP Corp. derives its revenues. Following the consummation of the Mergers, FSP Corp. will derive a larger percentage of its revenues from rents and a smaller percentage of its revenues from real estate investment banking fees and brokerage commissions. If rental revenues decrease in the near term, the value of the FSP Stockholders' investment in FSP Corp. may decrease proportionately.

Although FSP Corp. and the Target REITs expect that the Mergers will result in benefits, those benefits may not be realized.

      FSP Corp. and the Target REITs entered into the Merger Agreement with the expectation that the Mergers will result in benefits, including:

      o The Combined Company's real estate portfolio will be substantially larger and more diverse both geographically and by tenant business than that of FSP Corp., reducing the dependence of an investment in the Combined Company on the performance of a smaller group of assets.

      o The Combined Company's business will generate a greater percentage of its revenues from rentals from real properties and a lesser percentage from real estate investment banking/brokerage activities, constituting a more stable income stream than that currently received by FSP Corp.

      o The Combined Company's larger portfolio of real estate may produce economies of scale, increase its purchasing power relating to goods and services and reduce the percentage that expenses constitute of gross revenue.

      o The Combined Company's increased asset base should give FSP Corp. the flexibility to increase its $50,000,000 line of credit, enabling the Combined Company to finance the acquisition of real property for itself or to provide larger loans to Sponsored Entities or to finance their acquisition of real property.

      o The Combined Company's larger portfolio of real properties and larger equity capitalization should increase the likelihood that the Combined Company may eventually be able to provide liquidity for its equity investors through the public markets.

      Achieving the benefits of the Mergers will depend in part on the sustainability of long term tenants in the real properties owned by the Combined Company and the ability of FSP Corp.'s key personnel to effectively manage the additional 13 properties. If the occupancy levels and creditworthiness of tenants are not maintained, the Combined Company will not achieve the intended benefits of the Mergers and the operating results of the Combined Company may be adversely effected.

If the Combined Company is not able to collect sufficient rents from each of its owned real properties, the Combined Company may suffer significant operating losses.

      A substantial portion of the Combined Company's revenues will be generated by the rental income of its real properties. If the additional properties acquired by FSP Corp. in the Mergers or the existing properties owned by FSP Corp. do not provide the Combined Company a steady rental income, the Combined Company's revenues will decrease and may cause the Combined Company to incur operating losses in the future.

The Mergers may affect the level of dividends received by the FSP Stockholders.

      The Mergers may affect the level of dividends made to the FSP Stockholders by the Combined Company. The level of dividends after the consummation of the Mergers may be lower than the level of dividends the FSP Stockholders received with respect to their FSP Common Stock prior to the Mergers due to the dilution of their percentage ownership FSP Stockholders will incur upon consummation of the Mergers. Each Target REIT expects to declare in the first quarter of 2003 and pay to its Target REIT Stockholders thereafter a dividend with respect to its first quarter 2003 operations. The cash paid out in these dividends will reduce the amount of cash held by each Target REIT and acquired by FSP Corp. upon consummation of the Mergers. Because the Target REITs have not yet declared these cash dividends, FSP Corp. cannot estimate the aggregate amount of such dividends. Pursuant to the Merger Agreement, FSP Corp. has assumed the obligation to pay any such dividends that have been declared but not paid prior to the Effective Date. In addition, FSP Corp. expects to declare in the first quarter of 2003 and pay to FSP Stockholders in the second quarter of 2003 dividends in respect of first quarter 2003 operations. The cash available for this dividend and possibly for future dividends to the FSP Stockholders will be reduced by the amount of expenses related to the Mergers paid by FSP Corp. Regardless of the initial level of the Combined Company's dividends, they could decline in the future to a level at which the FSP Stockholders could receive lower dividends than they received prior to the consummation of the Mergers. Moreover, because FSP Corp.'s investment banking business is transactional in nature, there is no predictable recurring level of revenue for such activities. As a result of this, the amount of cash available for distribution may fluctuate, which may result in FSP Corp.'s not being able to maintain growth in dividend levels in the future.

The real properties held by the Combined Company may significantly decrease in value.

      The Combined Company will hold 30 properties as its assets following the consummation of the Mergers. Some or all of these properties may decline in value. To the extent the Combined Company's real properties decline in value, the FSP Stockholders could lose some or all the value of their initial investments.

FSP Stockholders will be diluted upon the consummation of the Mergers.

      The issuance of approximately 25,000,091 shares of FSP Common Stock as Merger Consideration will cause FSP Stockholders to be immediately and substantially diluted in percentage ownership. As of ____________, 2003, the record date, there were 24,630,246.71 shares of FSP Common Stock issued and outstanding. Moreover, because the Target REIT Stockholders will become stockholders of the Combined Company immediately following the Mergers, FSP Stockholders will also lose relative voting power relating to matters of the Combined Company to be voted on by all security holders.

The Combined Company may be liable for contingent or undisclosed liabilities of the Target REITs.

      Each of the Target REITs has delivered to FSP Corp. its financial statements disclosing all known material liabilities and contingent liabilities. Each Target REIT has represented and warranted that the financial statements fairly present the financial position of each Target REIT, and each Target REIT will represent on the Effective Date that there have been no material adverse changes between the date of the financial statements and the Effective Date. The accuracy and completeness of these representations are conditions to the consummation of the Mergers and if, on or prior to the Effective Date, these representations and warranties are known to be inaccurate, FSP Corp. may elect not to consummate the Mergers with the Target REIT that failed to fully and accurately disclose its financial position. As these representations do not survive the Effective Date, after the Effective Date the Combined Company will have no recourse against the Target REITs or the Target REIT Stockholders for any contingent or undisclosed liabilities which first became known after the Effective Date. If any contingent or undisclosed liabilities are discovered after the Effective Date, the Combined Company's balance sheet may be adversely affected, causing the value of the FSP Stockholders' interests in the Combined Company to decrease.

General Real Estate Investment Risks

The Combined Company would incur adverse tax consequences if it failed to qualify as a REIT.

      The parties intend that the Combined Company will continue to qualify as a real estate investment trust for federal income tax purposes following the consummation of the Mergers. If in any taxable year the Combined Company does not qualify as a real estate investment trust, it would be taxed as a corporation and distributions to its stockholders would not be deductible by the Combined Company in computing its taxable income. In addition, if the Combined Company were to fail to qualify as a real estate investment trust, the Combined Company could be disqualified from treatment as a real estate investment trust in the year in which such failure occurred and for the next four taxable years and, consequently, would be taxed as a corporation during such years. Failure to qualify for even one taxable year could result in a significant reduction of the Combined Company's cash available for distributions to its stockholders or could require the Combined Company to incur indebtedness or liquidate investments in order to generate sufficient funds to pay the resulting federal income tax liabilities. In addition, timing differences between the receipt of income and payment of expenses and the inclusion and deduction of such amounts in arriving at taxable income of the Combined Company could make it necessary for the Combined Company to borrow in order to make certain distributions to its stockholders in satisfaction of the 90% distribution requirement applicable to real estate investment trusts. The provisions of the Internal Revenue Code governing the taxation of real estate investment trusts are very technical and complex, and although the Combined Company expects that it will be organized and will operate in a manner that will enable it to meet such requirements, no assurance can be given that it will succeed in doing so during the entire life of the Combined Company. In addition, you should note that if one or more of the Target REITs did not qualify as a real estate investment trust immediately prior to the consummation of the Mergers, the Combined Company would be disqualified as a REIT as a result of the Mergers.

The Combined Company faces risks in continuing to attract investors for the Sponsored Entities.

      The Combined Company will continue FSP Corp.'s investment banking business which will depend upon the Combined Company's ability to attract purchasers of equity interests in Sponsored Entities. The Combined Company's success in this area will depend on the propensity and ability of investors who have previously invested in Sponsored Entities to continue to invest in future Sponsored Entities and on the Combined Company's ability to expand the investor pool for the Sponsored Entities by identifying new potential investors. Moreover, FSP Corp.'s investment banking business may be impacted to the extent existing Sponsored Entities incur losses or have operating results that fail to meet investors' expectations. The Combined Company expects that its investment banking business will account for a smaller percentage of its overall revenue on a going forward basis due to the expected increase in the percentage of revenues derived from rents.

The Combined Company faces risks in owning and operating real property.

      An investment in the Combined Company is subject to the risks incident to the ownership and operation of real estate-related assets. These risks include the fact that real estate investments are generally illiquid, which may impact the Combined Company's ability to vary its portfolio in response to changes in economic and other conditions, as well as the risks normally associated with:

      o     changes in general and local economic conditions;

      o the supply or demand for particular types of properties in particular markets;

      o     changes in market rental rates;

      o     the impact of environmental protection laws; and

      o     changes in tax, real estate and zoning laws.

      Certain significant costs, such as real estate taxes, utilities, insurance and maintenance costs, generally are not reduced even when a property's rental income is reduced. In addition, environmental and tax laws, interest rate levels, the availability of financing and other factors may affect real estate values and property income. Furthermore, the supply of commercial and multi-family residential space fluctuates with market conditions.

The Combined Company faces risks from tenant defaults or bankruptcies.

      If any of the Combined Company's tenants defaults on its lease, the Combined Company may experience delays in enforcing its rights as a landlord and may incur substantial costs in protecting its investment. In addition, at any time, a tenant of one of the Combined Company's properties may seek the protection of bankruptcy laws, which could result in the rejection and termination of such tenant's lease and thereby cause a reduction in cash available for distribution to the Combined Company's stockholders.

The Combined Company may encounter significant delays in reletting vacant space, resulting in losses of income.

      When leases expire, the Combined Company will incur expenses and may not be able to re-lease the space on the same terms. Certain leases provide tenants the right to terminate early if they pay a fee. If the Combined Company is unable to re-lease space promptly, if the terms are significantly less favorable than anticipated or if the costs are higher, the Combined Company may have to reduce its distributions to its stockholders.

The Combined Company faces risks from geographic concentration.

      The properties in the Combined Company's portfolio are distributed among the major geographic segments by aggregate square footage to be owned by the Combined Company, as follows: Southwest - 30%; Northeast - 29%; Midwest - 18%; West - 15%; and Southeast - 8%. However, within certain of those segments, a large concentration exists within a particular city and its immediately surrounding area; specifically, Houston, Texas - 22% and Washington, DC - 12.6%. The Combined Company is likely to face risks to the extent that any of these areas suffer deteriorating economic conditions.

FSP Corp. competes and the Combined Company will compete with national, regional and local real estate operators and developers, which could adversely affect the Combined Company's cash flow.

      Competition exists in every market in which FSP Corp.'s properties are located and in every market in which the Combined Company's properties will be located. The Combined Company will compete with, among others, national, regional and numerous local real estate operators and developers. Such competition may adversely affect the percentage of leased space and the rental revenues of the Combined Company's properties, which could adversely affect the Combined Company's cash flow from operations and its ability to make expected distributions to the FSP Stockholders. Some of the Combined Company's competitors may have more resources than the Combined Company or other competitive advantages. Competition may be accelerated by any increase in availability of funds for investment in real estate. For example, decreases in interest rates tend to increase the availability of funds and therefore can increase competition. The extent to which the Combined Company is affected by competition will depend in significant part on local market conditions.

There is limited potential for an increase in leased space gains in the Combined Company's properties.

      The Combined Company anticipates that future increases in revenue from the Combined Company's properties will be primarily the result of scheduled rental rate increases or rental rate increases as leases expire. Twelve out of the 17 FSP Corp. properties' percentage of rentable square feet leased was in excess of 95% as of September 30, 2002 and 9 out of 13 of the Target REITs' properties percentage of rentable square feet leased was in excess of 95% as of September 30, 2002. Those properties with higher rates of vacancy are located in soft economic markets so that it may be difficult to realize increases in revenue when vacant space is re-leased. To the extent that the properties of the Combined Company continue to operate profitably, this will likely stimulate new development of competing properties.

The Combined Company will be subject to possible liability relating to environmental matters, and FSP Corp. cannot assure you that it has identified all possible liabilities.

      Under various federal, state and local laws, ordinances and regulations, an owner or operator of real property may become liable for the costs of removal or remediation of certain hazardous substances released on or in its property. Such laws may impose liability without regard to whether the owner or operator knew of, or caused, the release of such hazardous substances. The presence of hazardous substances on a property may adversely affect the owner's ability to sell such property or to borrow using such property as collateral, and it may cause the owner of the property to incur substantial remediation costs. In addition to claims for cleanup costs, the presence of hazardous substances on a property could result in the owner incurring substantial liabilities as a result of a claim by a private party for personal injury or a claim by an adjacent property owner for property damage. FSP Corp. cannot assure you that any environmental assessments of the Target REITs' properties that have been provided to it have revealed all potential environmental liabilities, that any prior owner or operator of the properties did not create any material environmental condition not known to FSP Corp. or the Target REIT, or that an environmental condition does not otherwise exist as to any one or more of the properties that could have a material adverse effect on the Combined Company's financial condition or results of operations. In addition, FSP Corp. cannot assure you that:

      o future laws, ordinances or regulations will not impose any material environmental liability;

      o the current environmental conditions of FSP Corp.'s and the Target REITs' respective properties will not be affected by the condition of properties in the vicinity of such properties (such as the presence of leaking underground storage tanks) or by third parties unrelated to FSP Corp. or the Target REITs;

      o the current environmental conditions of the Target REITs' properties will not be affected by mold or other environmental pollutants that could affect indoor air quality;

      o tenants will not violate their leases by introducing hazardous or toxic substances into the Combined Company's properties that could expose the Combined Company to liability under federal or state environmental laws; or

      o environmental conditions, such as the growth of bacteria and toxic mold in heating and ventilation systems or on walls, will not occur at the Combined Company's properties and pose a threat to human health.

The Combined Company will be subject to compliance with the Americans With Disabilities Act and fire and safety regulations which could require the Combined Company to make significant capital expenditures.

      All of the Target REITs' properties are required to comply with the Americans With Disabilities Act, and the regulations, rules and orders that may be issued thereunder (the "ADA"). The ADA has separate compliance requirements for "public accommodations" and "commercial facilities," but generally requires that buildings be made accessible to persons with disabilities. Compliance with ADA requirements might require, among other things, removal of access barriers and noncompliance could result in the imposition of fines by the U.S. government, or an award of damages to private litigants. In addition, the Combined Company will be required to operate its properties in compliance with fire and safety regulations, building codes and other land use regulations, as they may be adopted by governmental agencies and bodies and become applicable to the Combined Company's properties. Compliance with such requirements may require the Combined Company to make substantial capital expenditures, which expenditures would reduce cash otherwise available for distribution to its stockholders.

The Combined Company may lose capital investment or anticipated profits if an uninsured event occurs.

      The Combined Company will carry or its tenants carry comprehensive liability, fire and extended coverage with respect to each of the properties owned by the Combined Company, with policy specification and insured limits customarily carried for similar properties. There are, however, certain types of losses, such as from wars, terrorism, pollution or earthquakes, that may be either uninsurable or not economically insurable (although the properties located in California all have earthquake insurance). Should an uninsured material loss occur, the Combined Company could lose both its capital invested in the property and anticipated profits.

The FSP Stockholders may experience greater risks relating to diversification of portfolios following the Mergers.

      The assets and liabilities of the Target REITs and of FSP Corp. will be combined in the Mergers. As a result of the Mergers, the geographic diversity of the properties in which FSP Stockholders will own an interest will change. However, because the market for real estate may vary widely from one region of the country to another, the change in geographic diversity may expose FSP Stockholders to different and greater risks than those to which they are presently exposed.

                                   THE MERGERS

      The information contained in this Proxy Statement with respect to the Mergers is qualified in its entirety by reference to the Merger Agreement by and among FSP Corp. and the Target REITs, a copy of which is set forth as Appendix A hereto and incorporated herein by reference.

Overview

      FSP Corp. entered into the Merger Agreement, dated January 14, 2003, among FSP Corp. and the Target REITs. Following the consummation of the Mergers, FSP Corp. will be the sole stockholder of the Target REITs.

      The Merger Agreement provides that the Mergers will be effected at the time of the filing of the Certificates of Merger with the Secretary of State of the State of Delaware and with the State Department of Assessment and Taxation of the State of Maryland or at another date as may be specified in the Certificates of Merger. On the Effective Date, FSP Corp. will acquire by merger each Target REIT. The Target REIT Stockholders will be issued shares of FSP Common Stock in an offering exempt from registration under Section 4(2) of the Securities Act and Rule 506 of Registration D promulgated thereunder. The FSP Board expects that the Effective Date will be on or about April 1, 2003. The Mergers will not require any federal or state regulatory approvals.

The Parties

      FSP Corp. FSP Corp. is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust for federal income tax purposes. It is the successor to the FSP Partnership. On January 1, 2002, the Conversion became effective. Pursuant to the Conversion, the FSP Partnership ceased to exist, FSP Corp. succeeded to the business of the FSP Partnership and each unit of both general and limited partnership interests in the FSP Partnership was converted into one share of FSP Common Stock. As a result of the Conversion, FSP Corp. now holds, directly and indirectly, 100% of the interest in three former subsidiaries of the FSP Partnership: FSP Investments, FSP Property Management, and FSP Holdings.

      FSP Investments acts as a real estate investment firm and broker/dealer with respect to (a) Sponsored Entities, some of which were Sponsored Partnerships and some of which are Sponsored REITs, (b) the acquisition of real estate by the Sponsored Entities and (c) the sale of equity interests in the Sponsored Entities. FSP Investments derives revenue from commissions received in connection with the sale of equity interests in the Sponsored Entities. FSP Investments also derives revenue from fees paid by the Sponsored Entities for the services of FSP Investments in identifying, inspecting and negotiating to purchase real properties on behalf of the Sponsored Entities. FSP Investments is a registered broker/dealer with the Commission and is a member of the National Association of Securities Dealers, Inc. FSP Corp. has made an election to treat FSP Investments as a "taxable REIT subsidiary" for federal income tax purposes.

      FSP Property Management asset manages each Sponsored Entity and provides property management services or property accounting services to eight Sponsored Entities. FSP Property Management receives fee income from those Sponsored Entities that have not been acquired by FSP Corp. FSP Property Management does not receive any rental income.

      FSP Holdings is the general partner of each Sponsored Partnership.

      Prior to the Conversion, the FSP Partnership owned, directly or indirectly, 100% of the interest in 17 Sponsored Partnerships, each of which owns real property. As a result of the Conversion, FSP Corp. is now the sole limited partner of each such Sponsored Partnership and now owns, directly or indirectly, 100% of the interest in the 17 Sponsored Partnerships. Reference in this Proxy Statement to FSP Corp.'s properties means the real properties owned by these 17 Sponsored Partnerships.

      FSP Corp. has two principal sources of revenue:

      o Investment banking income consisting of brokerage commissions and other related fees paid to FSP Investments in connection with the organization and offering of Sponsored Entities and loan origination fees paid in connection with loans to Sponsored Entities.

      o     Rental income from the real properties it owns.

      The principal executive offices of FSP Corp. are located at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, and FSP Corp.'s telephone number is (781) 557-1300. FSP Corp. leases its executive offices.

      The Target REITs

      Each Target REIT is a privately-held real estate investment trust formed as a corporation under the laws of the State of Delaware for the purpose of acquiring, developing and operating a single real property.

      Forest Park. Forest Park holds an office building in Charlotte, North Carolina.

      The Gael. The Gael holds an apartment complex in Houston, Texas.

      Goldentop. Goldentop holds a research and development/office building in San Diego, California.

      Centennial. Centennial holds "flex" office buildings in Colorado Springs, Colorado.

      Meadow Point. Meadow Point holds an office building in Chantilly, Virginia.

      Timberlake. Timberlake holds office buildings in Chesterfield, Missouri.

      Federal Way. Federal Way holds office buildings in Federal Way,
Washington.

      Fair Lakes. Fair Lakes holds an office building in Fairfax, Virginia.

      Northwest Point. Northwest Point holds an office building in Elk Grove Village, Illinois.

      Timberlake East. Timberlake East holds an office building in Chesterfield, Missouri.

      Merrywood. Merrywood holds an apartment complex in Katy, Texas.

      Plaza Ridge I. Plaza Ridge I holds an office building in Herndon,
Virginia.

      Park Ten. Park Ten holds an office building in Houston, Texas.

      The principal executive offices of the Target REITs are located at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, and the telephone number if (781) 557-1300. FSP Corp. leases the executive offices to the Target REITs.

Effect of the Mergers on Certain FSP Stockholders

      The following table sets forth certain information showing beneficial ownership of FSP Common Stock as of January 1, 2003, on a pro forma basis, as adjusted to reflect the issuance of approximately 25,000,091 shares of FSP Common Stock in the Mergers, by (i) each person known by FSP Corp. to own more than 5% of the outstanding shares of FSP Common Stock, each director of FSP Corp. and (iii) all directors and executive officers as a group as follows:

                                                 Number of        Percentage of
                                                   Shares        Outstanding FSP
                                                Beneficially       Common Stock
                                                Owned After           After
                                              Consummation of    Consummation of
                                               Mergers(1)(2)     the Mergers (3)
                                               -------------     ---------------

Barry Silverstein..........................    5,300,766.38           10.68%(4)
Dennis J. McGillicuddy.....................    2,583,493.58            5.21%
George J. Carter...........................      775,531.33            1.56%
Richard R. Norris..........................      264,395.99               *
Barbara J. Corinha.........................       25,522.71               *
Janet P. Notopoulos........................       12,574.59               *
All current directors and executive
officers as a group (8 persons)............    9,464,498.99           19.07%

----------
* Less than 1%.

(1) Beneficial ownership of FSP Common Stock is determined in accordance with the rules of the Commission, and includes shares for which the holder has sole or shared voting or investment power. FSP Corp. does not have any outstanding stock options or other securities convertible into FSP Common Stock. The inclusion herein of shares as beneficially owned does not constitute an admission of beneficial ownership.

(2) See Notes to table entitled "Beneficial Ownership of Voting Stock" on page 91 of this Proxy Statement.

(3) Based upon approximately 49,630,337 shares of FSP Common Stock which will be issued and outstanding after the consummation of the Mergers pursuant to the Merger Agreement.

(4) The FSP Board has exempted Mr. Silverstein from the Ownership Limit of 9.8% of Equity Securities of FSP Corp. to the extent that Mr. Silverstein's ownership exceeds the Ownership Limit as a result of the consummation of the Mergers. See "Description of FSP Corp. Capital Stock - Ownership Limit."

      As of the date of this Proxy Statement, FSP Corp. has no commitments to issue any capital stock to any of the persons listed above except as contemplated by the Merger Agreement. The FSP Board has exempted from the application of Section 3-602 of the MGCL (business combinations with interested stockholders and special voting requirements for such transactions) any business combination between FSP Corp. and any entity the syndication of which has been sponsored by FSP Corp., to the extent that Section 3-602 of the MGCL would otherwise be applicable by virtue of Mr. Silverstein being an "interested stockholder" (as the term is defined in Section 3-601 of the MGCL).

Votes Required

      FSP Corp. The affirmative vote of the holders of a majority of the shares of FSP Common Stock present in person or represented by proxy and voting at the Meeting is required to approve the Merger Agreement, providing for the Mergers and the issuance of the Merger Consideration.

      The executive officers and directors of FSP Corp. hold an aggregate of 3,707,977.01 shares of FSP Common Stock. The executive officers and directors have indicated that they intend to vote their respective shares in favor of the Merger Agreement.

      The Target REITs. The affirmative vote of the holders of a majority of the Target Stock in each of the Target REITs is also required to effectuate the respective Mergers. Each Target REIT will solicit the vote of its Target REIT Stockholders separately.

      Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers. Messrs. Silverstein and McGillicuddy have indicated that they intend to vote their respective shares of Target Stock in favor of the Merger Agreement.

Board Approvals

      The FSP Board has voted to approve the Merger Agreement, providing for the Mergers and the issuance of the Merger Consideration.

      The Target Boards have each voted to approve the Merger Agreement, providing for the Mergers and the issuance of the Merger Consideration.

Accounting Treatment

      The Mergers will be treated as a purchase pursuant to Statement of Financial Accounting Standards No.141 "Business Combinations". Because FSP Corp. believes that the fair value of the net assets or the appraised value of the properties, of the Target REITs acquired is more readily determinable than the fair market value of the consideration being given by FSP Corp. in connection with the Mergers, the net assets of the Target REITs will be recorded at their combined fair values. The financial statements of the Combined Company will reflect the combined operations of FSP Corp. and the Target REITs from the date of consummation of the Mergers.

Interests of Certain Persons in the Mergers

      A number of conflicts of interest are inherent in the relationships among the Target REITs, the Target Boards, FSP Corp., the FSP Board and their respective affiliates. These conflicts of interest include, among others:

      o George J. Carter, the President, Chief Executive Officer and a director of FSP Corp., is the President and a director of each Target REIT;

      o Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers;

      o Richard R. Norris, an Executive Vice President and a director of FSP Corp., is also a director and an Executive Vice President of each Target REIT;

      o Barbara J. Corinha, Vice President, Chief Operating Officer and a director of FSP Corp. is also Vice President, Chief Operating Officer, Treasurer, Secretary and a director of each Target REIT;

      o Janet P. Notopoulos, Vice President and a director of FSP Corp., is also a Vice President of each Target REIT; and

      o R. Scott MacPhee and William W. Gribbell, each an Executive Vice President of FSP Corp., is also each a director and an Executive Vice President of each Target REIT.

      Except as described above, no director or executive officer of FSP Corp. who has served in such capacity since January 1, 2000, nor any associate of any of the foregoing persons, has any direct or indirect substantial interest in the Mergers. No affiliate of FSP Corp. and the Target REITs (other than each other) has any direct or indirect material interest in the Mergers.

Material United States Federal Income Tax Considerations

      The Mergers are intended to qualify as reorganizations within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). It is a condition to the closing of the Mergers that FSP Corp. shall have received an opinion from Hale and Dorr LLP to the effect that the Mergers should be treated for United States federal income tax purposes as reorganizations within the meaning of Section 368(a) of the Code and confirming in all material respects that, as of the Closing Date, the discussion set forth under the heading "Material United States Federal Income Tax Considerations" in the Proxy Statement and the Consent Solicitation/Offering Memorandum, including any opinions expressed therein, to the extent that it involves matters of law, is accurate. If the Mergers qualify as reorganizations, there will be no United States federal income tax consequences to FSP Corp. as a result of the Mergers.

Timing and Effectiveness of the Mergers

      The Effective Date of the Mergers is expected to occur on or about April 1, 2003.

Comparison of Ownership Rights

      The consummation of the Mergers will not change the existing rights of FSP Stockholders, although FSP Stockholders will experience immediate and substantial dilution.

Market Information

      There is no established public trading market for FSP Common Stock. The fair market value of FSP Common Stock as determined by the FSP Board was $14.75 per share as of December 20, 2002.

      As of January __, 2003, there were [740] holders of record of FSP Common Stock. This computation is based upon the number of record holders reflected in the corporate records of FSP Corp.

      FSP Corp. has declared a dividend of $___ per share of FSP Common Stock payable to stockholders of record as of January __, 2003. Set forth below are the distributions per unit of limited partnership interest (each, a "FSP Unit") that the FSP Partnership or dividends per share of FSP Common Stock that FSP Corp., as the case may be, made in each quarter since the quarter ended March 31, 2000.

                                     Distribution Amount Per FSP Unit
                                      or Dividend Amount Per Share of
                Quarter Ended                FSP Common Stock
                -------------                ----------------

                   3/31/00                         $0.23
                   6/30/00                         $0.24
                   9/30/00                         $0.25
                  12/31/00                         $0.26
                   3/31/01                         $0.27
                   6/30/01                         $0.28
                   9/30/01                         $0.29
                  12/31/01                         $0.30
                   3/31/02                         $0.31
                   6/30/02                         $0.31
                   9/30/02                         $0.31
                  12/31/02                         $0.31

      While not guaranteed, FSP Corp. expects that cash dividends on FSP Common Stock comparable to FSP Corp.'s most recent quarterly dividend will continue to be paid in the future.

                      Equity Compensation Plan Information

      The following table provides information about FSP Common Stock that may be issued under all of FSP Corp.'s equity compensation plans as of January 1, 2003. FSP Corp. only has one equity compensation plan, the 2002 Stock Incentive Plan. FSP Corp.'s stockholders approved this plan in May 2002.

                                                                                                        (c)
                                                                                               Number of Securities
                                                                                               Available for Future
                                                                                                     Issuance
                                                (a)                          (b)             Under Equity Compensation
                                    Number of Securities to be    Weighted-Average Exercise      Plans (Excluding
                                      Issued Upon Exercise of       Price of Outstanding            Securities
                                       Outstanding Options,               Options,             Reflected in Column
         Plan Category               Warrants and Rights(1)(2)       Warrants and Rights             (a)(1)(2)
  --------------------------        ---------------------------   -------------------------   -----------------------

Equity Compensation Plans
Approved by Security Holders .....                     None(3)                       N/A               1,956,001.46

Equity Compensation Plans Not
Approved by Security Holders .....                     None                          N/A                        N/A
                                                -----------               --------------              -------------

Total ............................                     None                          N/A               1,956,001.46
                                                ===========               ==============              =============

(1) The number of shares is subject to adjustments in the event of stock splits and other similar events.

(2) The 2002 Stock Incentive Plan provides for the granting of awards consisting of shares of FSP Common Stock without reference to vesting periods.

(3) An aggregate of 43,998.54 shares of FSP Common Stock were issued to R. Scott MacPhee, an Executive Vice President of FSP Corp. and an Executive Vice President of each Target REIT, in July 2002 under the 2002 Stock Incentive Plan.

Independent Accountants

      It is expected that a representative of PricewaterhouseCoopers LLP, FSP Corp.'s independent accountants, will be present at the Meeting and will be available to respond to appropriate questions from FSP Stockholders and to make a statement if he or she desires to do so.

      In September 2002, Fair Lakes consented to an assignment of its lease with PricewaterhouseCoopers LLP to International Business Machines Corporation, but PricewaterhouseCoopers LLP remains obligated for payments under the lease. PricewaterhouseCoopers LLP has informed FSP Corp. that if the Merger between FSP Corp. and Fair Lakes is consummated, PricewaterhouseCoopers LLP will no longer be considered "independent" in connection with providing auditing services to FSP Corp. At that time, FSP Corp. will have to either release PricewaterhouseCoopers LLP from its obligation under the lease or choose another independent accountant.

Expenses of the Mergers

      The expenses payable by FSP Corp. in connection with the Mergers are estimated to be $900,000.

                     BACKGROUND AND REASONS FOR THE MERGERS

History of FSP Corp. and the Target REITs

      FSP Corp., a Maryland corporation, is the successor to the FSP Partnership. Pursuant to the Conversion, the FSP Partnership ceased to exist, FSP Corp. succeeded to the business of the FSP Partnership. As a result of the Conversion, FSP Corp. now holds, directly and indirectly, 100% of the interest in three former subsidiaries of the FSP Partnership: FSP Investments, FSP Property Management, and FSP Holdings.

      FSP Investments acts as a real estate investment firm and broker/dealer with respect to (a) the organization of investment vehicles which are Sponsored Entities, some of which were Sponsored Partnerships and some of which are Sponsored REITs, (b) the acquisition of real estate by the Sponsored Entities and (c) the sale of equity interests in the Sponsored Entities.

      FSP Property Management asset manages each Sponsored Entity and provides property management services or property accounting services to eight Sponsored Entities. FSP Property Management receives fee income from those Sponsored Entities that have not been acquired by FSP Corp. FSP Property Management does not receive any rental income.

      FSP Holdings acts as the general partner of each Sponsored Partnership.

      Between April 1999 and December 2002, FSP Investments consummated the offering of 16 Sponsored REITs. Thirteen of these Sponsored REITs are the Target REITs. Set forth below is information regarding each of the existing Sponsored Partnerships, each of which has been acquired by FSP Corp., and the Target REITs.

                             SPONSORED PARTNERSHIPS

                                                                                                                      Percentage of
                                                                                                                        Rentable
                                  Total Gross                                                                          Square Feet
                                  Proceeds of                                                                         Leased as of
           Name                     Offering            Property Location                    Property Type               9/30/02
           ----                     --------            -----------------                    -------------               -------

Essex                            $12,300,000    Houston, Texas                      Apartments                             93%

Reata                             13,000,000    Houston, Texas                      Apartments                          over 95%

One Technology Drive              10,925,000    Peabody, Massachusetts              Warehouse/Distribution Ctr.           100%

North Andover                     10,000,000    North Andover, Massachusetts        Office                                 97%

Weslayan Oaks                      5,400,000    Houston, Texas                      Apartments                          over 95%

Park Seneca                        9,000,000    Charlotte, North Carolina           Office                                 79%

Santa Clara                        8,700,000    Santa Clara, California             Office                                100%

Piedmont Center                   13,500,000    Greenville, South Carolina          Office                                 68%

Silverside Plantation             21,800,000    Baton Rouge, Louisiana              Apartments                          over 95%

Hillview Center                    6,100,000    Milpitas, California                Office/R&D                            100%

Telecom Business Center           18,450,000    San Diego, California               Office/R&D                            100%

Southfield Centre                 18,500,000    Southfield, Michigan                Office                                 85%

Blue Ravine                        7,000,000    Folsom, California                  Office                                100%

Bollman Place                      7,000,000    Savage, Maryland                    Warehouse/Distribution Ctr.           100%

Austin N.W.                       12,300,000    Austin, Texas                       Office                                100%

Gateway Crossing                  24,000,000    Columbia, Maryland                  Flex Office                            94%

Lyberty Way                       11,125,000    Westford, Massachusetts             Office                                100%

                                  TARGET REITS

                                                                                                                      Percentage of
                                                                                                                        Rentable
                                  Total Gross                                                                          Square Feet
                                  Proceeds of                                                                         Leased as of
           Name                     Offering            Property Location                    Property Type               9/30/02
           ----                     --------            -----------------                    -------------               -------

Forest Park                       $7,800,000    Charlotte, North Carolina           Office                                 87%

The Gael                          21,250,000    Houston, Texas                      Apartments                             94%

Goldentop                         23,150,000    San Diego, California               R&D/Office                            100%

Centennial                        15,800,000    Colorado Springs, Colorado          Flex Office                           100%

Meadow Point                      25,750,000    Chantilly, Virginia                 Office                                100%

Timberlake                        51,500,000    Chesterfield, Missouri              Office                                100%

Federal Way                       20,000,000    Federal Way, Washington             Office                                100%

Fair Lakes                        48,000,000    Fairfax, Virginia                   Office                                100%

Northwest Point                   37,250,000    Elk Grove Village, Illinois         Other                                 100%

Timberlake East                   25,000,000    Chesterfield, Missouri              Office                                 92%

Merrywood                         20,600,000    Katy, Texas                         Apartments                             95%

Plaza Ridge I                     40,000,000    Herndon, Virginia                   Office                                100%

Park Ten                          27,500,000    Houston Texas                       Office                                100%

TOTAL:                          $572,700,000

      Each of the Target REITs holds its property on an unleveraged basis, and each has paid dividends from property operations to its investors in every quarter since inception.

Background of the Mergers

      At a meeting of the FSP Board on July 19, 2002, the management of FSP Corp. presented a report on operating expenses, including the expenses of managing the Sponsored REITs. Messrs. Silverstein and McGillicuddy, who were attending their first meeting of the FSP Board, noted that FSP Corp.'s predecessor, the FSP Partnership, had acquired Sponsored Entities; they inquired whether an acquisition by FSP Corp. of Sponsored Entities would be feasible and whether such an acquisition might cause a reduction in the percentage that operating expenses constitute of revenue, an increase in FSP Corp.'s revenue stream from rental income and/or might produce other benefits.

      As a result of these inquiries, management of FSP Corp. began to analyze the potential benefits of acquiring the Target REITs and in late July instructed its counsel, Hale and Dorr LLP, to explore the feasibility of such an acquisition. Hale and Dorr LLP reported in August that such an acquisition was feasible. FSP Corp. engaged A.G. Edwards to advise it on the reasonableness of the methodology to be used by management in recommending the amount of merger consideration if a transaction were to be proposed.

      Those members of FSP Corp.'s management who are also members of the Target REIT Boards began to analyze the potential benefits of a merger transaction to the Target REITs and indicated that they would entertain an acquisition proposal. The Target REIT Boards engaged the Appraisers to furnish the Appraisals.

      In late August the management of FSP Corp. and the management of the Target REITs (who are the same persons) reached an agreement on a methodology to value the proposed transaction. On October 1, 2002, A.G. Edwards delivered its report to the management of FSP Corp.

      On December 16, 2003, Messers. Carter, McGillicuddy, Norris and Silverstein met in Sarasota, Florida to discuss the proposed transaction. Mses. Corinha and Notopolulos determined that their presence was not needed at this meeting as each one had intimate knowledge of the proposed transaction due to their respective roles as executive officers of FSP Corp. Moreover, no formal vote of the FSP Board was scheduled to be taken at this meeting. During the course of the day-long meeting, Messrs. McGillicuddy, Silverstein and Norris asked numerous questions of Mr. Carter relating to the anticipated benefits of the proposed transaction, the proposed detriments of the proposed transaction, the valuation methodology used by FSP Corp.'s management to arrive at the Merger Consideration and the report prepared by A.G. Edwards. Messrs. Carter, McGillicuddy, Norris and Silverstein engaged in several discussions of these matters during the course of the meeting.

      From December 17, 2002 through January 9, 2003, the members of the FSP Board discussed the proposed transaction via telephone and e-mail with each other and members of FSP Corp.'s management.

       In late December the management of FSP Corp. and the Target REITs reached agreement on the amount of Merger Consideration that would be paid and the terms of the Merger Agreement.

      At a telephonic meeting of the FSP Board held on January 10, 2003, Mr. Carter presented an analysis of the anticipated benefits of the proposed transaction and reviewed the methodology used in ariving at the amount of the Merger Consideration. Mr. Carter also reviewed the conclusions of the report prepared by A.G. Edwards. Representatives of Hale and Dorr LLP reviewed with the FSP Board the material terms of the Merger Agreement and the FSP Board's fiduciary duties. After considering these presentations and the report from A.G. Edwards and after engaging in further discussions of the benefits and detriments of the proposed transactions, the FSP Board unanimously voted to approve the Merger Agreement and the transactions contemplated thereby, determined that the Mergers, taken as a whole, are fair to the FSP Stockholders and resolved to recommend that the FSP Stockholders vote to approve the Mergers. All persons participating on the call could hear each other at all times.

      Following this meeting, the Target Boards executed unanimous written consents of directors in lieu of a meeting, whereby each Target Board unanimously approved the Merger Agreement and the transactions contemplated thereby, determined that the Mergers, taken as a whole, were fair to its Target REIT and resolved to recommend that the Target REIT Stockholders of its Target REIT vote to approve the Mergers.

Reasons for the Mergers

      FSP Corp. The FSP Board unanimously determined that the Merger Agreement, providing for the Mergers and the issuance of FSP Common Stock in exchange for Target Stock, is fair to, and in the best interests of, FSP Corp. and the FSP Stockholders. No director affiliated with the Target REITs abstained from voting.

      The decision was based on several potential benefits of the Mergers that the FSP Board believes will contribute to the success of the Combined Company. These potential benefits include:

      o The Combined Company's real estate portfolio will be substantially larger and more diverse both geographically and by tenant business than that of FSP Corp., reducing the dependence of an investment in the Combined Company on the performance of a smaller group of assets.

      o The Combined Company's business will generate a greater percentage of its revenues from rentals from real properties and a lesser percentage from real estate investment banking/brokerage activities, constituting a more stable income stream than that currently received by FSP Corp.

      o The Combined Company's larger portfolio of real estate may produce economies of scale, increase its purchasing power relating to goods and services and reduce the percentage that expenses constitute of gross revenue.

      o The Combined Company's increased asset base should give FSP Corp. the flexibility to increase its $50,000,000 line of credit, enabling the Combined Company to finance the acquisition of real property for itself or to provide larger loans to Sponsored Entities or to finance their acquisition of real property.

      o The Combined Company's larger portfolio of real properties and larger equity capitalization should increase the likelihood that the Combined Company may eventually be able to provide liquidity for its equity investors through the public markets.

      The FSP Board reviewed a number of factors in evaluating the Merger Agreement, providing for the Mergers and the issuance of the Merger Consideration, including, but not limited to, the following: (i) management's view of the financial condition, results of operations and business of FSP Corp. and each of the Target REITs before and after giving effect to the Mergers, (ii) the differences and similarities between the business and operating strategies of FSP Corp. and each of the Target REITs, (iii) historical financial information concerning the real estate properties owned by FSP Corp. and each of the Target REITs, (iv) current conditions in the REIT market generally, (v) the consideration the Target REIT Stockholders would receive in the Mergers, (vi) the belief that the terms of the Merger Agreement are reasonable, (vii) the impact of the Mergers on the FSP Stockholders, potential investors and employees, (viii) the advice received by the FSP Board from A.G. Edwards that it believes the methodology used by the FSP Board to estimate hypothetical values of FSP Corp. and the Combined Company is not unreasonable and (ix) the Appraisals obtained by each Target REIT.

      The FSP Board also identified and considered a number of potentially negative factors in its deliberations concerning the Merger Agreement, providing for the Merger and the issuance of the Merger Agreement, including the following: (i) conflicts of interest inherent between the directors and officers of FSP Corp. and the directors and officers of the Target REITs, (ii) the risks that the benefits sought to be achieved by the Mergers may not be realized,
(iii) the immediate and substantial dilution of voting power and percentage ownership to the FSP Stockholders and (iv) the possibility that the real estate holdings of the Target REITs would decline in value.

      The FSP Board concluded, however, that, on balance, the potential benefits of the Mergers to FSP Corp. and the FSP Stockholders outweighed the associated risks. The discussion of the information and factors considered by the FSP Board is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Merger Agreement, providing for the Mergers and the issuance of the Merger Consideration, the FSP Board did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination.

      The affirmative vote of the holders of a majority of the shares of FSP Common Stock present in person or represented by proxy and voting at the Meeting is required to approve the Merger Agreement.

      The FSP Board believes that the Merger Agreement is in the best interests of FSP Corp. and the FSP Stockholders and recommends a vote FOR approval of the Merger Agreement.

      The Target REITs. The Target Boards each unanimously concluded that the Merger Agreement, providing for the Merger and the issuance of the Merger Consideration is fair to, and in the best interests of, the Target REITs and the Target REIT Stockholders.

      The decision to approve the Merger Agreement is based upon the Target Boards' respective beliefs that (i) the Merger Consideration being offered for the Target Stock constitutes fair consideration for the Target Stock, (ii) the reduced dependence on the performance of investment in a particular asset would reduce the risk to the Target REIT Stockholders of a decline in a particular real estate market, (iii) the Target REITs' real estate holdings complement those of FSP Corp., and (iv) the Mergers would provide Target REIT Stockholders with an equity interest in a company whose stock is registered under the Exchange Act, which may in the future provide the Target REIT Stockholders with liquidity for their investment.

      The decision of the individual Target Boards to approve the Merger Agreement resulted from such Target Board's careful consideration of a range of strategic alternatives, including the continuation of such Target REIT, the liquidation of such Target REIT and the creation or support of a secondary market for the Target Stock of such Target REIT through limited cash tender offers or repurchase programs sponsored by such Target REIT. The Target Boards considered a number of factors in evaluating the Mergers, including the following: (i) the Appraisals obtained by each Target REIT, (ii) identifying the strategic alternative that would provide the greatest value to the Target REIT Stockholders, (iii) the potential for a future market for FSP Common Stock, (iv) the relative likelihood of completing the Mergers, (v) the relative risks to the respective Target REITs' business if the Mergers were not completed and (vi) a review of the current and prospective business environment for REITs.

      The Target Boards also considered a number of potentially negative factors in their deliberations concerning the Mergers, including: (i) conflicts of interest inherent between the directors and officers of FSP Corp. and the directors and officers of the Target REITs, (ii) the risk that the Mergers might not be consummated, (iii) the lack of a public market for FSP Common Stock, (iv) the increased risk to the value of the Target REIT Stockholders' investment given that the Combined Company's revenues would be derived from a greater number of real estate properties and (v) the risk that the benefits sought to be achieved by the Mergers would not be realized.

      Each Target Board concluded, however, that, on balance, the potential benefits of the Mergers to its Target REIT and its Target REIT Stockholders outweighed the associated risks. The discussion of the information and factors considered by the Target Boards is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Merger Agreement and the Merger Consideration, the Target Boards did not find it practicable to, and did not, quantify or otherwise assign relative weight to the specific factors considered in reaching its determination.

Consequences if Mergers not Completed

      If the Mergers are not completed, FSP Corp. and the Target REITs will continue to operate as separate legal entities with their own assets and liabilities. There will be no change in their investment objectives, policies and restrictions.

                              THE MERGER AGREEMENT

      The following is a summary of the material provisions of the Merger Agreement, a copy of which is set forth as Appendix A to this Proxy Statement and is incorporated herein by reference.

The Mergers

      Subject to the terms and conditions of the Merger Agreement, on the Effective Date FSP Corp. will acquire by merger each Target REIT. The FSP Board expects that the Effective Date will be on or about April 1, 2003.

      The following chart sets forth the number of shares of FSP Common Stock to be received as Merger Consideration on the Effective Date by Target REIT Stockholders for each share of Target Stock of the respective Target REIT. FSP Corp. will issue the Merger Consideration to Target REIT Stockholders in private placements, exempt from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

                                          Shares of FSP      Total Shares of FSP
                                           Common Stock         Common Stock
                    Total Number of    Issuable in Exchange  Issuable to Target
                    Shares of Target    for Each Share of           REIT
   Target REIT     Stock Outstanding       Target Stock        Stockholders
---------------    -----------------   --------------------  -------------------

Forest Park               78                  7,299.59             569,368.02

The Gael                  212.50              6,975.59           1,482,312.88

Goldentop                 231.50              7,302.58           1,690,547.27

Centennial                158                 6,905.56           1,091,078.48

Meadow Point              257.50              6,983.25           1,798,186.88

Timberlake                515                 6,787.12           3,495,366.80

Federal Way               200                 6,779.66           1,355,932.00

Fair Lakes                480                 6,805.36           3,266,572.80

Northwest Point           372.50              6,779.66           2,525,423.35

Timberlake East           250                 6,830.85           1,707,712.50

Merrywood                 206                 6,854.51           1,412,029.06

Plaza Ridge I             400                 6,822.03           2,728,812.00

Park Ten                  275                 6,824.54           1,876,748.50

      Consummation of the Mergers is subject to a number of conditions and will not occur unless, among other things, holders of a majority of the shares of Target Stock of each Target REIT vote to approve the Mergers.

      The following table sets forth the value ascribed to each Target REIT for purposes of the Merger Consideration.

               Forest Park                   $ 8,398,178.30
               The Gael                      $21,864,114.98
               Goldentop                     $24,935,572.23
               Centennial                    $16,093,407.58
               Meadow Point                  $26,523,256.48
               Timberlake                    $51,556,660.30
               Federal Way                   $19,999,997.00
               Fair Lakes                    $48,181,948.80
               Northwest Point               $37,249,994.41
               Timberlake East               $25,188,759.38
               Merrywood                     $20,827,428.64
               Plaza Ridge I                 $40,249,977.00
               Park Ten                      $27,682,040.38

Representations and Warranties

      In the Merger Agreement, FSP Corp. has made various representations and warranties to each Target REIT, including representations and warranties relating to (i) the due organization of FSP Corp. and its authority to enter into the Merger Agreement, (ii) the absence of the need (except as specified) for third-party or governmental consents to the Mergers, (iii) the Mergers' nonviolation of laws and material agreements, (iv) FSP Corp.'s capitalization,
(v) the due authorization of the FSP Common Stock to be issued in the Mergers,
(vi) financial statements, (vii) required filings with the SEC, (viii) taxes,
(ix) full disclosure and (x) the absence of material litigation.

      In addition, each Target REIT has made various representations and warranties to FSP Corp., including (i) the due organization of the Target REIT,
(ii) its authority to enter into the Merger Agreement, (iii) the absence of the need (except as specified) for third-party or governmental consents to its Merger and its Merger's nonviolation of laws and material agreements, (iv) financial statements, (v) full disclosure, (vi) the absence of defaults under material agreements, (vii) the absence of material litigation, (viii) title to assets and properties and the absence of environmental liabilities, (ix) taxes,
(x) the leases of its real property and (xi) its qualification as a real estate investment trust for federal income tax purposes.

Covenants

      Each of the parties has agreed to use its reasonable best efforts to take all actions necessary to consummate the transactions contemplated by the Merger Agreement. FSP Corp. has agreed that the FSP Board will recommend that FSP Stockholders vote in favor of the Merger Agreement. Each Target REIT has agreed that its respective Target Board will recommend that its respective Target REIT Stockholders vote in favor of the Merger Agreement.

      The executive officers and directors of FSP Corp. hold an aggregate of 3,707,977.01 shares of FSP Common Stock. The executive officers and directors have indicated that they intend to vote all of their respective shares in favor of the Merger Agreement.

      Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers. Messrs. Silverstein and McGillicuddy have indicated that they intend to vote their respective shares of Target Stock in favor of the Merger Agreement.

Conduct of Business Pending the Effective Date

      Each Target REIT and FSP Corp. has agreed that, prior to the Effective Date or the earlier termination of the Merger Agreement, it will carry on its business in the ordinary course in substantially the same manner as previously conducted and will use its reasonable efforts to preserve intact its present business organization and goodwill, maintain permits, licenses and authorizations and preserve its relationship with third parties. The Merger Agreement permits each Target REIT and FSP Corp. to declare prior to the Effective Date, consistent with past custom and practice, dividends to the pre-Merger Target REIT Stockholders or pre-Merger FSP Stockholders, as the case may be, in respect of each entity's operating results for periods prior to the Effective Date. Pursuant to the Merger Agreement, FSP Corp. has assumed the obligation to pay any dividends declared but not paid by the Target REITs prior to the consummation of the Mergers.

Conditions Precedent to the Mergers

      The respective obligations of each party to effect the Mergers are subject to the fulfillment on or before the Effective Date of the following conditions:

      (a) the approval of the Merger Agreement and the Mergers by the affirmative vote of the holders of a majority of the shares of FSP Common Stock present in person or represented by proxy and voting at the Meeting;

      (b) the approval of the Merger Agreement and the Mergers by the affirmative vote of the holders of a majority of Target Stock of each Target REIT;

      (c) FSP Corp. must reasonably believe that the number of Target REIT Stockholders who are Non-Accredited Investors does not exceed 35 and that each such Non-Accredited Investor has, either alone or with his/her/its purchase representative, such knowledge and experience in business and financial matters that he/she/it is capable of evaluating the merits and risks of FSP Common Stock;

      (d) the parties must receive all necessary consents, waivers, approvals, authorizations or orders required to be obtained and the making of all filings required to be made by any of the parties for the authorization, execution and delivery of the Merger Agreement and the consummation of the transactions contemplated thereby on or before (and remaining in effect at) the Effective Date;

      (e) there shall not have occurred any material adverse change in the overall business or prospects of any of the Target REITs or FSP Corp. or in the tax or other regulatory provisions applicable to the Target REITs, FSP Corp. or the Combined Company, and the FSP Board shall not have become aware of any facts that, in its reasonable judgment, have or may have a material adverse effect on the Target REITs and FSP Corp., taken as a whole, the Mergers or the value of the Combined Company;

      (f) receipt, on or prior to the Effective Date, by FSP Corp. of an opinion from FSP Corp's outside legal counsel, Hale and Dorr LLP, to the effect that the Mergers should be treated for federal income tax purposes as reorganizations within the meaning of Section 368(a) of the Internal Revenue Code and confirming that in all material respects, as of the Closing Date, the discussion set forth under "Material United States Federal Income Tax Considerations", including any opinions expressed therein, to the extent that it involves matters of law, is accurate;

      (g) delivery by the President and Chief Executive Officer of FSP Corp. and the President of each of the Target REITs of certificates to the effect that there have been no material adverse changes in the financial condition of such entity prior to the consummation of the Mergers;

      (h) there having been no statute, rule, order, or regulation enacted or issued by the United States or any State thereof, or by a court, which prohibits the consummation of the Mergers; and

      (i) the representations of each of FSP Corp. and the Target REITs set forth in the Merger Agreement shall be true and complete in all material respects as of the Closing Date.

      The conditions described in clauses (c), (d), (e) and (g) above may be waived by the FSP Board in whole or in part if, in the opinion of the FSP Board, such waiver does not materially affect the terms of the transaction. Certain of the conditions to the consummation of the Mergers are beyond the control of FSP Corp., the Target REITs and the Target Boards; consequently, there can be no assurance that the Mergers will occur.

Termination

      The Merger Agreement may be terminated, and the Mergers may be abandoned, at any time before the Effective Date, notwithstanding approval of the Merger Agreement by the FSP Stockholders and/or Target REIT Stockholders.

      (a) by the mutual written consent of FSP Corp. and each Target REIT;

      (b) by either FSP Corp. or any Target REIT if the Mergers have not been consummated by July 31, 2003 (which date may be extended by mutual agreement of the parties); or

      (c) by either FSP Corp. or any Target REIT if the conditions to the Mergers set forth in the Merger Agreement are not satisfied or waived.

      If a material casualty occurs with respect to the property owned by a particular Target REIT, the FSP Board has the right to terminate the Merger Agreement with respect to that Target REIT and to consummate the Mergers with the remaining Target REITs.

Effect of Termination

      If the Merger Agreement is terminated, there will be no liability or obligation on the part of any party thereto or its respective affiliates, partners, directors or officers, except for payment of expenses each party is liable for and to the extent that such termination results from the willful breach of a party thereto of any of its representations, warranties, covenants or agreements made in or pursuant to the Merger Agreement.

                             FAIRNESS OF THE MERGERS

Conclusions of the FSP Board

      The FSP Board believes that the terms of the Merger Agreement, when considered as a whole, are fair to FSP Corp. and the FSP Stockholders and the Merger Consideration offered in exchange for the Target Stock constitutes fair consideration for the interests of the Target REIT Stockholders. The FSP Board believes that the perceived benefit analysis of the proposed Mergers is fair and reasonable. This section discusses the factors upon which the FSP Board has based its conclusions as to the fairness of the Merger Agreement and the Merger Consideration and should be carefully reviewed by you. The FSP Board did not find it practicable to, and did not attempt to, quantify the relative importance of these factors, but has, where appropriate, noted which of the factors support or detract from its belief as to the fairness of the Merger Agreement and the Merger Consideration to FSP Corp. and FSP Stockholders.

Determination of Merger Consideration

      The FSP Board believes that the methods used to determine the Merger Consideration are fair to FSP Corp. and FSP Stockholders. The FSP Board, however, has significant conflicts of interest; consequently, the determination of the Merger Consideration was not the product of arms'-length negotiation. In addition, because there is no public market for the stock of FSP Corp., the Target REITs or the Combined Company, the relative values of the companies can only be estimated. Because of these circumstances, the FSP Board concluded that there was no mechanical formula that it could apply to determine the Merger Consideration. The FSP Board considered the factors set forth below and exercised its reasonable judgment to determine an amount of Merger Consideration that it believes is fair to the FSP Stockholders and will be acceptable to a majority of both the FSP Stockholders and the Target REIT Stockholders of each Target REIT. In concluding that the Merger Consideration is fair, the FSP Board relied in part on the advice provided by A.G. Edwards that the methodology (which did not involve the application of a specific formula) used by FSP Corp's management to estimate hypothetical values is not unreasonable. The FSP Board recognizes there are alternative methods to value the proposed Mergers. The FSP Board determined, in good faith and after taking into account FSP Corp.'s status as a REIT, the most reasonable method was to use the "enterprise" or "on-going concern" method. This method, which uses a CAD (or cash available for distribution) multiple, is a commonly accepted valuation approach used by comparable companies with publicly traded securities. In determining the allocation of the Merger Consideration among the stockholders of the Target REITs, the FSP Board and FSP Corp.'s management took the Appraisals into consideration, but used the Appraisals only as guides in making the allocation.

Fairness of the Merger Consideration

      Valuation of the FSP Common Stock and the Combined Company. The FSP Board estimated relative values of FSP Corp. and the various Target REITs based upon its current knowledge and understanding of the financial condition of FSP Corp. and the Target REITs, respectively, and on its reasonable judgment of the benefits expected to accrue to FSP Corp. following consummation of the Mergers. The management of FSP Corp. submitted to the FSP Board a "Valuation Overview" (attached hereto as Appendix D) setting forth a range of possible values for FSP

Corp. and the Combined Company. The FSP Board first estimated a value for FSP Corp. prior to the consummation of the Mergers. This estimated value was approximately $363.3 million. This estimated value was derived, in part, from the assets and liabilities of FSP Corp., its expected CAD, the application of multiples to CAD commonly used in valuing REITs and the limited liquidity of FSP Common Stock. Although the FSP Board did not apply a mechanical formula in determining this estimated value, this value equates to a multiple of approximately 10.9 of projected 2003 CAD and includes a discount for lack of liquidity. From this estimated value, the FSP Board calculated a FSP Common Stock per share value of $14.75.

      The FSP Board then estimated a value for FSP Corp. following consummation of the Mergers. This estimated value was approximately $732 million. This estimated value was derived, in part, from the assets and liabilities of the Combined Company, its expected CAD, the application of multiples to CAD commonly used to value REITs and the limited liquidity of FSP Common Stock. Although the FSP Board did not apply a mechanical formula in determining this estimated value, this value equates to a multiple of approximately 11.6 of projected 2003 CAD and includes a discount for lack of liquidity. The FSP Board determined that, based on the same set of assumptions, the Combined Company merited a greater CAD multiple than FSP Corp. because the Combined Company would have a higher relative percentage of rental revenue as opposed to transactional revenue and such rental revenue backed by real estate assets is generally more stable than transactional revenue.

      The FSP Board then calculated the difference between the estimated value of FSP Corp. prior to the consummation of the Mergers and the estimated value of FSP Corp. following the consummation of the Mergers to be approximately $368.8 million. The number of shares of FSP Common Stock issuable to Target REIT Stockholders as Merger Consideration, therefore, is approximately 25,000,091 which is equal to the approximately $368.8 million estimated value differential divided by the $14.75 per share current estimated value of FSP Corp.

      A.G. Edwards advised the FSP Board that it believes the methodology used by the FSP Board to estimate hypothetical values of FSP Corp. and the Combined Company is not unreasonable. According to A.G. Edwards, the estimated values for FSP Corp. and the Combined Company fall within a range of an "implied hypothetical enterprise value" of FSP Corp. and the Target REITs using the FSP Board's methodology. A.G. Edwards issued the FSP Board a report on its findings. This report is attached to this Proxy Statement as Appendix C.

      Because the FSP Board has significant conflicts of interest, the Merger Consideration was not the product of arms'-length negotiations. In addition, because there is no public market for FSP Corp., the Target REITs or the Combined Company, the relative values of FSP Corp. and the various Target REITs can only be estimates. The values ascribed to FSP Corp., the Target REITs and the Combined Company are the best estimated values according to the reasonable judgment of the FSP Board.

      Allocation of Merger Consideration. In allocating the approximately $368.8 million of Merger Consideration among the Target REITs, the FSP Board and FSP Corp.'s management took into consideration the Appraisals obtained by the Target REITs and prepared by third party independent appraisers to establish the estimated values of the Target REITs' real estate assets. The FSP Board and FSP Corp.'s management also considered the amount of cash held by each Target REIT. Finally, the FSP Board and FSP Corp.'s management considered the nature and quality of the tenants at each Target REIT's property, the projected expirations of leases and the property type (whether it was an office building or a residential apartment building) and location of the property held by each Target REIT. The FSP Board and FSP Corp.'s management used the Appraisals as guides to the relative value of the Target REITs but not as absolute determinants. Instead, the FSP Board and FSP Corp.'s management each exercised its reasonable judgment to estimate the relative contributions made by each Target REIT to the estimated $368.8 million increase in the value of FSP Corp. as a result of the Mergers and allocated the Merger Consideration among the Target REITs on the basis of such estimated relative contributions.

      Negative Factors Considered. The FSP Board identified and considered a number of potentially negative factors in its deliberations concerning the Merger Agreement, including the following: (i) conflicts of interest inherent between the directors and officers of FSP Corp. and the directors and officers of the Target REITs, (ii) the risks that the benefits sought to be achieved by the Mergers may not be realized, (iii) the immediate and substantial dilution in voting power and percentage ownership to the FSP Stockholders and (iv) the possibility that the real estate holdings of the Target REITs would decline in value. The FSP Board concluded, however, that, on balance, the potential benefit of the Mergers to FSP Corp. and the FSP Stockholders outweighed the associated risks.

      Fairness in View of Conflicts of Interest. The members of the FSP Board have significant conflicts of interest in connection with the Mergers, and no unaffiliated representatives were appointed to negotiate the terms of the Mergers on behalf of FSP Corp. In particular, Barry Silverstein and Dennis J. McGillicuddy own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers. Messrs. Silverstein and McGillicuddy also currently own, however, 1,148,878.50 and 990,325.75 shares of FSP Common Stock, respectively. In addition, Messrs. Carter and Norris and Ms. Corinha are directors of each Target REIT and owe a fiduciary duty to the Target REIT Stockholders, and Ms. Notopoulos is an executive officer of each Target REIT. The FSP Board concluded that retaining independent representatives was not necessary nor cost effective, in part because there are no members of the FSP Board that do not have conflicts of interest in connection with the Mergers and under Maryland law the FSP Board does not have the power to delegate the determination of whether to approve and adopt the Merger Agreement and the Mergers contemplated thereby. This decision was also based, in part, upon the receipt of the advice from A.G. Edwards regarding the methodology used to value FSP Corp. and the Combined Company. Finally, the decision was also based, in part, on the fact that the provision of asset management services by FSP Corp. to the Target REITs has given the FSP Board the opportunity to become familiar with the properties and operations of the Target REITs and, hence, has provided the FSP Board with substantial context in which to its exercise its reasonable judgment. No fees or other compensation will be payable to the members of the FSP Board in connection with the Mergers, although Messrs. Silverstein and McGillicuddy will participate in the Merger Consideration to the extent of their ownership of Target Stock. The FSP Board believes that its determination regarding the fairness of the Mergers was based upon the proper exercise of its fiduciary duty, unaffected by these conflicts of interest.

                   ADVICE OF FINANCIAL ADVISORS AND APPRAISALS

Advice of A.G. Edwards

      A.G. Edwards advised the FSP Board that it believes the methodology used by the FSP Board to estimate hypothetical values of FSP Corp. and the Combined Company is not unreasonable. In conducting its review, A.G. Edwards analyzed, to the extent it deemed necessary, financial projections of FSP Corp. and the Target REITs, publicly traded securities of companies with operations comparable to those of FSP Corp. and the Target REITs, attributes of FSP Corp. having both negative and positive impacts on FSP Corp's valuation, as well as other financial studies and analyses related to general economic, market and monetary conditions. FSP Corp. provided A.G. Edwards with historical and forecasted financial information describing FSP Corp. Such information was not audited, reviewed or compiled by an independent certified public accounting firm and A.G. Edwards takes no responsibility for the accuracy of such information. Forecasted financial information was prepared by FSP Corp. and A.G. Edwards was not asked to consider, nor did it consider, the reasonableness of the assumptions on which such forecasts were based.

      In particular, A.G. Edwards received the "Valuation Overview" prepared by FSP Corp, and attached to this Proxy Statement as Appendix D. A.G. Edwards concluded that the methodology techniques used in the valuation overview, the range of multiples applied to CAD and the range of discounts applied for lack of marketability were not unreasonable. The estimated hypothetical value ranges contained in the valuation overview (a range of estimated hypothetical value for FSP Corp. of $328 million to $416 million and a range of estimated hypothetical value for the Combined Company of $642 million to $815 million) represent analysis considering value as of the date specified, do not reflect any changes in value that may have occurred after that date, are subject to certain assumptions and may not represent the true worth or realizable value of FSP Corp. or the Combined Company.

      A.G. Edward has furnished a written report to the Company. This report is attached to this Proxy Statement as Appendix C. A.G. Edwards was not engaged to render, and its advice did not constitute, nor is it expressing: (i) an independent valuation opinion or appraisal report (as defined in ASA Business Valuation Standards (revised January 1995)) of FSP Corp. or the Target REITs or
(ii) an opinion as to the fairness of the consideration offered in the Mergers to the Target REIT Stockholders. In preparing either a valuation opinion or appraisal or in rendering a fairness opinion, certain additional extrinsic analyses, tasks and judgments necessarily must be undertaken and completed. Such analyses would include additional due diligence and analytical procedures as outlined in A.G. Edwards' full report, attached as Appendix C to this Proxy Statement. Had such analyses and tasks been undertaken and completed, they may or may not have yielded results similar to the results from the methodology techniques used in the valuation overview. A.G. Edwards has not been requested to undertake, nor has A.G. Edwards undertaken, any of these foregoing analyses. In addition, A.G. Edwards does not express any qualitative assessment of the methodology techniques used in the valuation overview compared to other methodology techniques that might be used to value FSP Corp. or the Target REITs, nor does A.G. Edwards' written report address the merits of the underlying decision by FSP Corp. to engage in the Mergers.

      Consistent with the scope of A.G. Edwards' engagement, FSP Corp. imposed no limitations as to A.G. Edwards' review.

      FSP Corp. obtained the services of A.G. Edwards because A.G. Edwards has a national reputation for providing businesses with comprehensive capital raising and financial advisory services and has extensive experience with all types of real estate securities. FSP Corp. has agreed to pay A.G. Edwards a fee in the amount of $125,000 for its services, together with reimbursement of out-of-pocket expenses. Payment of this amount is not contingent on the closing of the Mergers. During the past two years, A.G. Edwards has received from FSP Corp. an aggregate of $300,000 for services performed for FSP Corp., together with reimbursement of out-of-pocket expenses.

Appraisals of the Target REITs' Properties

      The Target Boards engaged several third-party independent appraisers as set forth in the table below (collectively, the "Appraisers"), to appraise the real estate owned by each of the Target REITs respectively, each of which has delivered a written summary of its analysis, based upon the review, analysis, scope and limitations described therein, as to the fair market value of a particular Target REIT's property as of the date set forth in the table below, respectively (together, the "Appraisals"). The Target Boards selected the Appraisers to provide the Appraisals because of their experience and reputation in connection with real estate assets. In addition, the Target Boards desired to take advantage of the cost efficiencies associated with having the same party provide each Appraisal as provided the appraisal obtained by each Target REIT in connection with acquiring its property. The Target Boards imposed no limitations on the scope of the Appraisers' appraisals. The Target REITs have made the Appraisals available to FSP Corp. and have allowed the FSP Board to rely on the Appraisals. The FSP Board took the Appraisals into consideration and used them as guides in allocating the Merger Consideration among the Target REITs.

      Set forth below is certain information regarding the Appraisals. These appraised values are for the property owned by the respective Target REIT as of the date of the Appraisal. While the FSP Board took the Appraisals into consideration when allocating the Merger Consideration among the Target REITS, the Merger Consideration reflects the increase in value to FSP Corp. that is expected be produced by the consummation of the Mergers.

---------------------------------------------------------------------------------------------------------------------------
                                                                          Sum of Fair Market
                                                                          Value set forth in
                                                                        Appraisal and Estimated
                                                                         Cash Reserve Balances
                                                                          as of September 30,
Target REIT                         Appraiser                                    2002(1)             Date of Appraisal
-----------                         ---------                                    -------             -----------------

---------------------------------------------------------------------------------------------------------------------------
Forest Park                 Fortenberry Lambert, Inc.                           $7,980,000           September 3, 2002

---------------------------------------------------------------------------------------------------------------------------
The Gael                    Abbot & Associates, Inc.                           $19,475,000           August 23, 2002

---------------------------------------------------------------------------------------------------------------------------
Goldentop                   D.F. Davis Real Estate, Inc.                       $23,650,000           September 4, 2002

---------------------------------------------------------------------------------------------------------------------------
Centennial                  Dyco Real Estate, Inc.                             $14,120,000           September 5, 2002

---------------------------------------------------------------------------------------------------------------------------
Meadow Point                The Robert Paul Jones Company, Ltd.                $23,600,000           September 3, 2002

---------------------------------------------------------------------------------------------------------------------------
Timberlake                  Dinan Real Estate Advisors, Inc.                   $44,025,000           August 26, 2002

---------------------------------------------------------------------------------------------------------------------------
Federal Way                 Shorett KMS Valuation Advisory Group               $17,050,000           September 4, 2002

---------------------------------------------------------------------------------------------------------------------------
Fair Lakes                  The Robert Paul Jones Company                      $41,200,000           September 3, 2002

---------------------------------------------------------------------------------------------------------------------------
Northwest Point             Integra Realty Resources                           $31,650,000(2)        October 1, 2002

---------------------------------------------------------------------------------------------------------------------------
Timberlake East             Dinan Real Estate Advisors, Inc.                   $21,675,000           September 16, 2002

---------------------------------------------------------------------------------------------------------------------------
Merrywood (3)               Patrick O'Connor & Associates, LP                  $18,000,000           March 13, 2002

---------------------------------------------------------------------------------------------------------------------------
Plaza Ridge I (3)           The Robert Paul Jones Company                      $34,525,000           April 3, 2002

---------------------------------------------------------------------------------------------------------------------------
Park Ten (3)                Patrick O'Connor & Associates, LP                  $23,750,000           June 6, 2002

---------------------------------------------------------------------------------------------------------------------------

(1) Amounts are rounded to the nearest  $25,000.

(2) The Appraiser provided a range of values for this Target REIT.

(3) These Appraisals were obtained during the due diligence period prior to acquisition of the properties by the Target REITs.

      The applicable Target REITs obtained appraisals for the properties owned by Merrywood, Plaza Ridge I and Park Ten during the due diligence period in 2002 prior to acquisition of the properties. No new appraisals were ordered by the respective Target Boards for these properties because the respective Target Boards did not believe that there had been material changes in the buildings or real estate markets since the time of the last appraisals, each of which had been prepared within the last twelve calendar months.

      The material assumptions, qualifications and limitations to the Appraisals are described below.

      Summary of Methodology. At the request of the Target Boards, the Appraisers updated their original appraisals for the purchase of the properties held by the Target REITs and, where appropriate, revised their assumptions to reflect the changed conditions in the market or property. Appraisers typically use three approaches in valuing real property: the cost approach, the income approach and the sales comparison approach. The type and age of a property, market conditions and the quantity and quality of data affect the applicability of each approach in a specific appraisal situation. The value estimated by the cost approach incorporates separate estimates of the value of the unimproved site and the value of improvements, less observed physical wear and tear and functional or economic obsolescence. The income approach estimates a property's capacity to produce income through an analysis of the rental market, operating expenses and net income. Net income may then be processed into a value through either direct capitalization or discounted cash flow analysis, or a combination of these two methods. The sales comparison approach involves a comparative analysis of the subject property with other similar properties that have sold recently or that are currently offered for sale in the market. Nearly all the Appraisers considered or used all three of the approaches to value in their original appraisals.

      The Appraisers analyzed the individual properties of each Target REIT (other than Merrywood, Plaza Ridge I and Park Ten) by (i) reviewing each property's historical operating statements, (ii) reviewing and relying on specific information regarding prospective changes in rents and expenses for each property provided by the applicable Target REIT, (iii) developing information from a variety of sources about market conditions for each individual property (including relevant information about general market conditions and the city, state and neighborhood in which the property is located) and (iv) considering the projected cash flow for each property. Representatives of the Appraisers performed site inspections on all properties during August 2002 and September 2002. In the course of these site visits, the Appraisers inspected the physical facilities, obtained current rental and percentage of leased space information, gathered information on competing properties and the local market, visited primary competing properties and interviewed each local property manager or assistant manager concerning performance of the subject property and other factors.

      In conducting the Appraisals, the Appraisers also interviewed and relied upon the Target Boards, executive management and property management personnel to obtain information relating to the condition of each property, including any deferred maintenance, capital budgets, status of ongoing or newly planned property additions, reconfigurations, improvements and other factors affecting the physical condition of the property improvements.

      The Appraisers also interviewed property management personnel responsible for the properties and the Target REITs' executive management personnel to discuss competitive conditions, area economic and development trends affecting the properties, historical and budgeted operating revenues and expenses and occupancies. The Appraisers also reviewed historical operating statements and 2002 operating budgets for the subject properties.

      To define the percentage of leased space, rental rate and expense escalators to be used in developing property operating projections, the Appraisers reviewed the acquisition criteria and projection parameters in use in the marketplace by major investors, owners and operators of the applicable property types. Further, the Appraisers considered various sources in local markets to identify recent sales of similar properties and derive certain valuation indicators. Sources for data concerning such transactions included local appraisers, property owners, real estate brokers, tax assessors and real estate research firms.

      FSP Corp. will make each of the Appraisals available for inspection and copying by the FSP Stockholders or their representatives who have been so designated in writing at the principal executive offices of FSP Corp. during regular business hours.

Conclusions as to Value

      Assumptions, Limitations and Qualifications of Property Appraisals. The Appraisers utilized certain assumptions to determine the appraised value of the properties under the income approach and the sales comparison approach. The Appraisals reflect the Appraisers' valuation of the real estate of the Target REITs as of their respective dates, in the context of the information available on such date. Events occurring after the date of an Appraisal and before the closing of the Mergers could affect the properties or assumptions used in preparing the real estate appraisals. The Appraisers have no obligation to update the Appraisals on the basis of subsequent events.

      Compensation and Material Relationships. The Appraisers have been paid fees in the aggregate amount of $36,640 to prepare the Appraisals. The fees for the Appraisals were negotiated between the Target Boards and the Appraisers and payment thereof is not dependent upon completion of the Mergers. The respective Appraisers were previously engaged to appraise the properties of the Target REITs prior to their acquisition. Moreover, during the past three years, the Appraisers received an aggregate of $70,650 for appraisals obtained by each Target REIT in connection with the initial acquisition of such Target REITs property.

                              CONFLICTS OF INTEREST

      A number of conflicts of interest are inherent in the relationships among the Target REITs, the Target Boards, FSP Corp. and the FSP Board. Certain of these conflicts of interest are summarized below.

Common Composition of Directors and Officers

      Each executive officer and four directors of FSP Corp. are directors and/or executive officers of each Target REIT. Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers. Each Target Board and the FSP Board have independent obligations to ensure that such Target REIT's or FSP Corp.'s participation, respectively, in the Merger Agreement and the determination of the Merger Consideration is fair and equitable, without regard to whether the Merger Agreement and the determination of the Merger Consideration are fair and equitable to the other participants (including the other Target REITs). The FSP Board and each Target Board have sought to discharge faithfully their respective obligations to FSP Corp. and the applicable Target REIT; however, FSP Stockholders should consider that the executive officers and three of the directors of FSP Corp. serve in a similar capacity with respect to each Target REIT. Accordingly, the terms of the Merger Agreement and the amount of the Merger Consideration were not the product of arms'-length negotiations. If FSP Corp. had a separate board of directors with executive officers who did not serve in similar capacities for any of the Target REITs and directors who did not own Target Stock, these persons would have had an independent perspective which might have led them to advocate positions during the negotiation and structuring of the Merger Agreement and the determination of the Merger Consideration different than those taken by the FSP Board.

      The conflicts of interest inherent in the relationships among the Target REITs, the Target Boards, FSP Corp., the FSP Board and their respective affiliates are as follows:

      o George J. Carter, the President, Chief Executive Officer and a director of FSP Corp., is the President and a director of each Target REIT;

      o Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers;

      o Richard R. Norris, an Executive Vice President and a director of FSP Corp., is also a director and an Executive Vice President of each Target REIT;

      o Barbara J. Corinha, Vice President, Chief Operating Officer, Treasurer, Secretary and a director of FSP Corp. is also Vice President, Chief Operating Officer, Treasurer, Secretary and a director of each Target REIT;

      o Janet P. Notopoulos, Vice President and a director of FSP Corp., is also a Vice President of each Target REIT; and

      o Each of R. Scott MacPhee and William W. Gribbell, each an Executive Vice President of FSP Corp., is also each a director and an Executive Vice President of each Target REIT.

Ownership of FSP Stock

      The executive officers and directors of FSP Corp. hold an aggregate of 3,707,977.01 shares of FSP Common Stock. The executive officers and directors have indicated that they intend to vote all of their respective shares in favor of the Merger Agreement.

Consequences of Merger with Fair Lakes

      In September 2002, FSP Fair Lakes consented to an assignment of its lease with PricewaterhouseCoopers LLP to International Business Machines Corporation, but PricewaterhouseCoopers LLP remains obligated for payments under the lease. PricewaterhouseCoopers LLP has informed FSP Corp. that if the Merger between FSP Corp. and Fair Lakes is consummated, PricewaterhouseCoopers LLP will no longer be considered "independent" in connection with providing auditing services to FSP Corp. At that time, FSP Corp. will have to either release PricewaterhouseCoopers LLP from its obligation under the lease or choose another independent accountant.

                   SELECTED FINANCIAL INFORMATION OF FSP CORP.

      The following selected financial information is derived from the historical consolidated financial statements of the FSP Partnership and FSP Corp. This information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" on pages 66 to 84 of this Proxy Statement and with the FSP Partnership's and FSP Corp.'s consolidated financial statements and related notes thereto included elsewhere in this Proxy Statement.

                                                                                                  Nine Months Ended
                                                        Year Ended December 31,                     September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
(In thousands, except per unit or
share amounts)

Operating Data:
Total Revenue ........................   $ 54,557   $ 34,793   $ 18,048   $ 11,555    $  7,203   $ 40,043   $ 37,585
Net Income (loss) ....................     25,368      8,914      1,139     (1,675)        272     18,693     16,001
Basic and diluted net income
  (loss) per limited and
  general partnership unit/share .....       1.03       0.47       0.09      (0.88)       0.14       0.76       0.65
Distributions declared per
  unit/share outstanding (1) .........       1.18       1.02       0.86       1.05        0.79       0.93       0.84

                                                                                                         As of
                                                           As of December 31,                        September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
Balance Sheet Data (at period end):
Total assets .........................   $204,117   $219,923   $190,486   $ 95,886    $ 66,117   $252,717   $204,117
Total liabilities ....................      4,354     19,280     28,821      1,294       1,639     56,536      4,354
Minority interests in
  consolidated entities ..............         --         63     78,090     89,593      56,304         --         --
Total shareholders'/partners'
  capital ............................    199,763    200,580     83,575      4,999       8,174    196,181    199,763

      (1) As a result of the Conversion, each FSP Partnership Unit was converted into one share of FSP Common Stock.

      The 2000 and 1999 financial statements reflect the merger of 17 Sponsored Partnerships. Prior to the applicable merger, the Partnership owned a controlling general partner interest in the 17 Sponsored Partnerships--See Note 4 to the consolidated financial statements of FSP Corp. and "Management's Discussion and Analysis of Financial Condition and Results of Operations" on pages 66 to 84 of this Proxy Statement.

                      SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA

      The following pro forma financial information has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp. The pro forma balance sheets have are presented as if the Mergers occurred as of September 30, 2002. The pro forma statements of operations for the nine months ended September 30, 2002 and for the year ended December 31, 2001 are presented as if the Mergers occurred at the beginning of the period presented.

      The pro forma consolidated financial statement data are not necessarily indicative of what the Combined Company's actual financial position or results of operations would have been as of the date or for the periods indicated, nor do they purport to represent the Combined Company's financial position or results of operations as of or for any future period. The pro forma consolidated financial statement data should be read in conjunction with all financial statements and pro forma financial statements included elsewhere herein.

                      Pro Forma Consolidated Balance Sheets
                               September 30, 2002
                                   (Unaudited)

                                          Historical      Historical                       Post Merger
(in thousands)                            (FSP Corp.)  (The Target REITs)   Adjustments     Pro Forma
======================================================================================================
Assets:

Real estate investments, net               $ 174,531       $ 294,537       $  13,188(d,f)      482,256

Assets held for syndication                   51,500              --              --            51,500
Cash and cash equivalents                     21,841          26,305            (900)(f)        47,246
Restricted cash                                  486             505              --               991
Tenant rent receivables, net                   2,416           2,044              --             4,460
Deposits and other assets, net                 1,678           1,011              --             2,689
Office computers and furniture, net               65              --              --               265
------------------------------------------------------------------------------------------------------

Total assets                               $ 252,717       $ 324,402       $  12,288         $ 589,407

======================================================================================================
Liabilities and Owners' Capital

Liabilities:
  Bank note payable                        $  50,000       $      --       $      --         $  50,000
  Accounts payable and accrued expenses        4,618           5,804          14,763(j)         25,185
  Accrued compensation                         1,432              --              --             1,432
  Tenant security deposits                       486             505              --               991
------------------------------------------------------------------------------------------------------

    Total liabilities                         56,536           6,309          14,473            77,608

------------------------------------------------------------------------------------------------------
Owners' capital:
  Preferred Stock, $.0001 par value               --              --              --                --
  Common Stock, $.0001 par value                   2              --               3(h)              5
  Additional paid in capital                 192,743         333,455          17,840(h,j)      508,538
  Retained earnings (deficit)                  3,436         (15,362)         15,362             3,436
------------------------------------------------------------------------------------------------------

    Total owners' capital                    196,181         318,093          (2,475)          526,562

------------------------------------------------------------------------------------------------------
Total liabilities and owners' capital      $ 252,717       $ 324,402       $  12,288         $ 589,407

======================================================================================================

      See accompanying notes to consolidated pro forma financial statements

                 Pro Forma Consolidated Statements of Operations
                                   (Unaudited)

                                                           For the nine months ended
                                                               September 30, 2002
                                          -----------------------------------------------------------
                                           Historical      Historical                     Post Merger
(in thousands, except per share amounts)  (FSP Corp.)  (The Target REITs)   Adjustments    Pro Forma
=====================================================================================================

Revenue:
  Rental income                             $ 20,035       $ 33,223          $     --(i)     $ 53,258
  Syndication fees                             9,890             --             7,355(i)        2,355
  Transaction fees                             9,203             --             7,065           2,138
  Interest and other income                      915            269              (370)(g)         814
-----------------------------------------------------------------------------------------------------

    Total revenue                             40,043         33,492            14,970          58,565
-----------------------------------------------------------------------------------------------------

Expenses:
  Selling, general and administrative          4,093             --                --           4,093
  Commissions                                  4,910             --                --           4,910
  Stock issued as compensation                   604             --                --             604
  Rental operating expenses                    4,857          5,974              (370)(g)       4,093
  Depreciation and amortization                3,515          5,215               335(e)       10,461
  Real estate taxes and insurance              2,307          4,184                --           7,065
  Interest expense                               647          7,142            (7,065)(i)         724
-----------------------------------------------------------------------------------------------------

    Total expenses                            20,933         22,515             7,100          36,348
-----------------------------------------------------------------------------------------------------

Net income before taxes                       19,110         10,977            (7,870)         22,217

Taxes on income                                  417             --                --             417
-----------------------------------------------------------------------------------------------------

Net income                                  $ 18,693       $ 10,977          $  7,870        $ 21,800
=====================================================================================================

Weighted average shares outstanding,
    basic and diluted                         24,623          3,636(h)         21,364(c,h)     49,623
=====================================================================================================
Basic and diluted net income per unit /
    share                                   $   0.76                                         $   0.44
=====================================================================================================

      See accompanying notes to consolidated pro forma financial statements

                 Pro Forma Consolidated Statements of Operations
                                   (Unaudited)

                                                              For the year ended
                                                              December 31, 2001
                                               ----------------------------------------------------------
                                               Historical       Historical                    Post Merger
(in thousands, except per share amounts)       (FSP Corp.)  (The Target REITs)  Adjustments    Pro Forma
=========================================================================================================

Revenues:
  Rental income                                 $ 26,765         $ 16,815        $     --      $ 43,580
  Syndication fees                                13,000               --          11,642(i)      1,358
  Transaction fees                                12,701               --          11,301(i)      1,391
  Interest and other income                        1,981              279            (140)(g)     2,120
---------------------------------------------------------------------------------------------------------

    Total revenues                                54,447           17,094          23,092        48,449
---------------------------------------------------------------------------------------------------------

Expenses:
  Selling, general and administrative              5,229               --              --         5,229
  Commissions                                      6,525               --              --         6,525
  Units issued as compensation                     1,744               --              --         1,744
  Rental operating expenses                        7,026            2,949            (140)(g)     9,835
  Depreciation and amortization                    4,797            2,824             300(e)      7,921
  Real estate taxes and insurance                  2,900            1,961              --         4,861
  Interest expense                                   818            9,401          (9,401)(i)       818
---------------------------------------------------------------------------------------------------------

    Total expenses                                29,039           17,135          (9,241)       36,933
---------------------------------------------------------------------------------------------------------

Net income (loss) before minority interests       25,408              (41)         13,851        11,516

Minority interests in consolidated entites            40               --              --            40
---------------------------------------------------------------------------------------------------------

Net income (loss)                               $ 25,368         $    (41)       $(13,851)     $ 11,476
=========================================================================================================

Weighted average units/shares
   outstanding, basic and diluted                 24,512            2,505           7,330        31,842
=========================================================================================================

Basic and diluted net income per unit /
   share                                        $   1.03                                       $   0.36
=========================================================================================================

      See accompanying notes to consolidated pro forma financial statements

              Notes to Consolidated Pro Forma Financial Statements
                                   (Unaudited)

Organization and Operations

      FSP Corp. is a corporation formed under the laws of the State of Maryland. FSP Corp. has two principal sources of revenue: investment banking income consisting of brokerage commissions, property acquisition, loan origination and other fees in connection with the organization and offering of interests in entities organized to own real property; and rental income from real property. The Target REITs' principal source of revenue is rental income from real property.

Basis of Presentation

      The following pro forma financial information has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp. The pro forma balance sheets are presented as if the Mergers occurred as of September 30, 2002. The pro forma statements of operations for the nine months ended September 30, 2002 and for the year ended December 31, 2001 are presented as if the Mergers occurred at the beginning of the period presented.

      The data provided in the "Historical (FSP Corp.)" columns are derived from the information provided in the financial statements of FSP Corp. that are included in this Proxy Statement.

      The data provided in the "Historial (the Target REITs)" columns are derived from the information provided in the financial statements of the Target REITs that are included in this Proxy Statement. The operations of four Target REITs that were organized in 2002 include the operations of their predecessor and to show nine months of operations in the pro forma Consolidated Statements of Operations for the nine months ended September 30, 2002. Five Target REITs were organized in 2001. These five Target REITs show operations from the date the REIT was organized and reflect less than twelve months operations in the pro forma Consolidated Statements of Operations for the Year Ended December 31, 2001.

      For financial accounting purposes, the Mergers will be treated as purchase of assets pursuant to which each Target REIT's assets and liabilities will be recorded on FSP Corp.'s books at their fair market value as of the Effective Date.

                                   Assumptions

      Certain assumptions regarding the operations of FSP Corp. have been made in connection with the preparation of the pro forma financial information. These assumptions are as follows:

      (a) FSP Corp. and each of the Target REITs have elected to be, and are qualified as, a real estate investment trust for federal income tax purposes. Each entity has met the various income, asset and distribution tests; therefore, no federal income tax liabilities have been incurred on real estate operations.

      (b) FSP Corp. has a subsidiary which is not in the business of real estate operations. That subsidiary has elected to be a taxable real estate investment trust subsidiary (TRS) as of January 1, 2002 and is subject to federal income taxes at regular tax rates. The taxes on income shown in the pro forma statements for the nine months ended September 30, 2002 are the taxes on income incurred by the TRS. There are no material items that would cause a deferred tax asset or a deferred tax liability.

      (c) FSP Corp. converted from a partnership into a corporation effective January 1, 2002. Partnership units were converted to shares of common stock on a one-to-one basis. Pro forma net income per share has been calculated using the weighted average number of units/shares outstanding during the pro forma periods.

      (d) At the Effective Time, for each Target REIT, any difference between the appraised value of the property and the historical cost of the property ("step-up") is recorded as an increase in real estate investments, net. Other assets and liabilities are recorded at their historical costs, which approximates fair market value. Depreciation and amortization for the Target REITs is based on a preliminary allocation of the purchase price to real estate investments and other assets. The allocation is subject to change as additional information is obtained.

      (e) Depreciation expense is adjusted for the increase in the step-up in value of the buildings and improvements.

      (f) Expenses of the Mergers are estimated at $900,000 and are reflected as paid in the nine months ended September 30, 2002 and are capitalized to real estate investments.

      (g) Management fees from FSP Corp. to the Target REITs have been eliminated from income and expenses.

      (h) Approximately 25,000,091 shares of common stock will be issued in connection with the Mergers and the shares of preferred stock owned by the Target REIT Stockholders will be eliminated.

      (i) Syndication and transaction fees charged by FSP Corp. to the Target REITs that are associated with the syndication of five Target REITs in 2001 and four Target REITs in 2002 have been eliminated in the pro forma financial statements.

      (j) Dividends declared by the Target REITs in October 2002 are reflected as accrued expense at September 30, 2002.

                         Comparative Per Unit/Share Data

      We have summarized below the per unit/share information for FSP Corp. on an historical basis and on a pro forma basis after giving effect to the proposed merger. The pro forma information gives effect to the Mergers as a purchase and the acquired assets and liabilities are recorded at their fair market value. You should read this information in conjunction with FSP Corp.'s historical financial statements in this Proxy Statement and the pro forma financial information included in the section titled "Selected Pro Forma Consolidated Financial Data."

                                       For the year ended        For the nine months ended
                                        December 31, 2001           September 30, 2002
                                    -------------------------    ------------------------
                                     Historical   Post Merger     Historical  Post Merger
Per unit/share:                     (FSP Corp.)    Pro forma     (FSP Corp.)   Pro Forma
=========================================================================================

Net income(1)                        $     1.03    $     0.51     $     0.76   $     0.44
Distributions declared(1)            $     1.14    $     1.21     $     0.93   $     0.92
Book Value(2)                        $     8.12           N/A     $     7.97   $    10.31

-----------------------------------------------------------------------------------------
Weighted average units/shares
  outstanding, basic and diluted     24,512,000    31,842,000     24,623,000   49,623,000
Units/shares outstanding at
  end of period                      24,586,000    39,356,000     24,630,000   49,630,000

-----------------------------------------------------------------------------------------

(1) The pro forma net income per share and distributions paid per share data for the year ended December 31, 2001 and the nine-month period ended September 30, 2002 have been prepared as if the Merger had occurred on January 1, 2001 and January 1, 2002, respectively.

(2) Book value per share of Common Stock was calculated by using the shareholders' equity as reflected in the historical and pro forma financial statements divided by the number of shares of Common Stock outstanding at the end of the period.

                         COMPARATIVE PER SHARE/UNIT DATA

      The following tables present (a) the basic and diluted net income per share and book value per share data for each of FSP Corp. and the Target REITs on a historical basis, (b) the historical basic and diluted net income per share and book value per share for the Combined Company on a pro forma basis and (c) the historical basic and diluted net income per share and book value per share for the Target REITs on an equivalent pro forma combined basis. Under FSP Corp. equivalent pro forma combined below, FSP Corp. and the Target REITs show the effect of the Mergers from the perspective of an owner of shares of FSP Common Stock. The unaudited pro forma combined financial data are not necessarily indicative of the operating results that would have been achieved had the transaction been in effect as of the beginning of the periods and should not be construed as representative of future operations.

      We calculate historical book value per share by dividing shareholders' equity by the number of shares of common stock (or preferred stock, in the case of the Target REITs) outstanding at the end of each period.

      We calculate pro forma combined--per Combined Company's share book value by dividing pro forma shareholders' equity by the pro forma number of shares of FSP Common Stock which would have been outstanding had the Mergers been consummated as of each balance sheet date. For the purposes of the pro forma combined net income per share and book value per share data. FSP Corp.'s historical financial data for the year ended December 31, 2001 and nine months ended September 30, 2002 have been combined with the Target REITs' financial data for the year ended December 31, 2001 and the nine months ended September 30, 2002, respectively.

--------------------------------------------------------------------------------
                                            At and For the      At and For the
                                              Year Ended      Nine Months Ended
                                           December 31, 2001  September 30, 2002
--------------------------------------------------------------------------------
FSP Corp.--Historical:
--------------------------------------------------------------------------------
Basic net income per share..............         $1.03              $0.76
--------------------------------------------------------------------------------
Diluted net income per share............         $1.03              $0.76
--------------------------------------------------------------------------------
Book value per share....................         $8.12              $7.97
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Target REITs--Historical:
--------------------------------------------------------------------------------
Forest Park
--------------------------------------------------------------------------------
Basic net income per share..............        $5,513             $5,256
--------------------------------------------------------------------------------
Diluted net income per share............        $5,513             $5,256
--------------------------------------------------------------------------------
Book value per share....................        $88,474            $89,872
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Gael
--------------------------------------------------------------------------------
Basic net income per share..............        $4,729             $3,694
--------------------------------------------------------------------------------
Diluted net income per share............        $4,729             $3,694
--------------------------------------------------------------------------------
Book value per share....................        $84,221            $84,165
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldentop
--------------------------------------------------------------------------------
Basic net income per share..............        $7,391             $5,257
--------------------------------------------------------------------------------
Diluted net income per share............        $7,391             $5,257
--------------------------------------------------------------------------------
Book value per share....................        $87,153            $88,359
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Centennial
--------------------------------------------------------------------------------
Basic net income per share..............        $7,392             $5,310
--------------------------------------------------------------------------------
Diluted net income per share............        $7,392             $5,310
--------------------------------------------------------------------------------
Book value per share....................        $86,753            $87,810
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Meadow Point
--------------------------------------------------------------------------------
Basic net income per share..............        $1,573             $6,113
--------------------------------------------------------------------------------
Diluted net income per share............        $1,573             $6,113
--------------------------------------------------------------------------------
Book value per share....................        $87,410            $89,456
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Timberlake
--------------------------------------------------------------------------------
Basic net income (loss) per share.......        $(274)             $4,850
--------------------------------------------------------------------------------
Diluted net income (loss) per share.....        $(274)             $4,850
--------------------------------------------------------------------------------
Book value per share....................        $87,134            $88,103
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Federal Way
--------------------------------------------------------------------------------
Basic net income (loss) per share.......       $(4,030)            $4,990
--------------------------------------------------------------------------------
Diluted net income (loss) per share.....       $(4,030)            $4,990
--------------------------------------------------------------------------------
Book value per share....................        $85,285            $86,235
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fair Lakes
--------------------------------------------------------------------------------
Basic net income (loss) per share.......       $(4,354)            $5,790
--------------------------------------------------------------------------------
Diluted net income (loss) per share.....       $(4,354)            $5,790
--------------------------------------------------------------------------------
Book value per share....................        $85,619            $87,342
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Northwest Point
--------------------------------------------------------------------------------
Basic net income (loss) per share.......       $(5,460)            $5,525
--------------------------------------------------------------------------------
Diluted net income (loss) per share.....       $(5,460)            $5,525
--------------------------------------------------------------------------------
Book value per share....................        $86,030            $87,570
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Timberlake East
--------------------------------------------------------------------------------
Basic net income (loss) per share.......          ---               $(48)
--------------------------------------------------------------------------------
Diluted net income (loss) per share.....          ---               $(48)
--------------------------------------------------------------------------------
Book value per share....................          ---              $87,244
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Merrywood
--------------------------------------------------------------------------------
Basic net income (loss) per share.......          ---             $(2,330)
--------------------------------------------------------------------------------
Diluted net income (loss) per share.....          ---             $(2,330)
--------------------------------------------------------------------------------
Book value per share....................          ---              $86,854
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plaza Ridge I
--------------------------------------------------------------------------------
Basic net income (loss) per share.......          ---             $(3,283)
--------------------------------------------------------------------------------
Diluted net income (loss) per share.....          ---             $(3,283)
--------------------------------------------------------------------------------
Book value per share....................          ---              $87,670
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Park Ten
--------------------------------------------------------------------------------
Basic net income (loss) per share.......          ---             $(1,367)
--------------------------------------------------------------------------------
Diluted net income (loss) per share.....          ---             $(1,367)
--------------------------------------------------------------------------------
Book value per share....................          ---              $86,905
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pro forma combined--Per Combined Company share:
--------------------------------------------------------------------------------
Basic net income per share................           $0.51            $0.59
--------------------------------------------------------------------------------
Diluted net income per share..............           $0.51            $0.59
--------------------------------------------------------------------------------
Book value per share......................            ---            $10.61
--------------------------------------------------------------------------------

                            DESCRIPTION OF FSP CORP.

Business

      History

      FSP Corp. is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust for federal income tax purposes. It is the successor to the FSP Partnership. The FSP Partnership was originally formed as a Massachusetts general partnership in January 1997 as the successor to a Massachusetts general partnership that was formed in 1981. On January 1, 2002, the Conversion became effective. Pursuant to the Conversion, the FSP Partnership ceased to exist, FSP Corp. succeeded to the business of the FSP Partnership and each unit of both general and limited partnership interests in the FSP Partnership was converted into one share of FSP Common Stock. As a result of the Conversion, FSP Corp. now holds, directly and indirectly, 100% of the interest in three former subsidiaries of the FSP Partnership: FSP Investments, FSP Property Management, and FSP Holdings.

      Organization

      FSP Investments acts as a real estate investment firm and broker/dealer with respect to (a) the organization of investment vehicles which are typically syndicated through private placements exempt from registration under the Securities Act, some of which were Sponsored Partnerships and some of which are Sponsored REITs, (b) the acquisition of real estate by the Sponsored Entities and (c) the sale of equity interests in the Sponsored Entities. FSP Investments derives revenue from commissions received in connection with the sale of equity interests in the Sponsored Entities. FSP Investments also derives revenue from fees paid by the Sponsored Entities for the services of FSP Investments in identifying, inspecting and negotiating to purchase real properties on behalf of the Sponsored Entities. FSP Investments is a registered broker/dealer with the Commission and is a member of the National Association of Securities Dealers, Inc. FSP Corp. has made an election to treat FSP Investments as a "taxable REIT subsidiary" for federal icome tax purposes.

      On April 1, 1997, FSP Holdings acquired the general partnership interest in four Sponsored Partnerships (the "Prior Entities"), each of which had been organized by the executive officers of the general partner of the FSP Partnership prior to the formation of the FSP Partnership while they were employed by another entity. Between June 1997 and June 2000, FSP Investments completed the offerings of limited partnership interests in 14 Sponsored

Partnerships. The sole general partner of each of the Sponsored Partnerships is FSP Holdings. Between June 2000 and December 31, 2002, FSP Investments completed the offerings of preferred stock in 15 Sponsored REITs. Effective January 1, 2001, one of the original 14 Sponsored Partnerships converted from a Sponsored Partnership to a Sponsored REIT. This Sponsored REIT, along with 12 of the other 15 Sponsored REITs, comprise all of the Target REITs. Accordingly, as of December 31, 2002, there were 33 Sponsored Entities, of which 17 were Sponsored Partnerships and 16 were Sponsored REITs. FSP Corp. expects that future Sponsored Entities will be Sponsored REITs.

      Each Sponsored Entity sold its equity interests only to "accredited investors'" within the meaning of Regulation D under the Securities Act. The Sponsored Entities (other than a Prior Entity that conducted its offering pursuant to a registration statement on Form S-11) conducted their offerings pursuant to exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Sponsored Entities issued equity interests for aggregate gross cash proceeds of $690,300,000. Each Sponsored Entity holds a single real property.

      Pursuant to mergers effective January 1, 1999, January 1, 2000 and October 1, 2000, respectively, the FSP Partnership acquired all limited partners' interest in the 17 Sponsored Partnerships. In connection with these mergers, the FSP Partnership issued units of the FSP Partnership to the limited partners of the Sponsored Partnerships. The mergers that were effective January 1, 1999 were approved by a vote of limited partners of the FSP Partnership. Neither the FSP Partnership governing documents nor applicable state law required the approval of the limited partners of the FSP Partnership for the mergers that were effective January 1, 2000 and October 1, 2000. Each merger was approved by a vote of the limited partners of the applicable Sponsored Partnerships. Pursuant to the mergers, limited partners in the Sponsored Partnerships exchanged an interest in a finite-life entity for an interest in an infinite-life entity. As a result of the mergers, FSP Holdings is the sole general partner of each Sponsored Partnership that was acquired and the FSP Partnership was the sole limited partner of each such Sponsored Partnership.

      Prior to the Conversion, the FSP Partnership owned, directly or indirectly, 100% of the interest in the 17 Sponsored Partnerships, each of which owns real property. As a result of the Conversion, FSP Corp. is now the sole limited partner of each such Sponsored Partnership and now owns, directly or indirectly, 100% of the interest in the 17 Sponsored Partnerships. Reference in this Proxy Statement to "FSP Corp.'s properties" means the real properties owned by these 17 Sponsored Partnerships. None of FSP Corp.'s properties has a book value in excess of 10% of FSP Corp.'s total assets or had gross revenues for the most recent fiscal year that accounted for more than 10% of FSP Corp's gross revenues for such year. The FSP Board believes that each of FSP Corp.'s properties is adequately covered by insurance given the current conditions in the insurance markets. Terrorism insurance was excluded from FSP Corp's master policy as of April 2002.

      FSP Property Management asset manages each Sponsored Entity and provides property management services or property accounting services to eight Sponsored Entities. FSP Property Management receives fee income from those Sponsored

Entities that have not been acquired by FSP Corp. FSP Property Management does not receive any rental income.

      FSP Holdings acts as the sole general partner of each Sponsored
Partnership.

Investment Objectives

      FSP Corp. has two principal sources of revenue:

      o investment banking income consisting of brokerage commissions and other related fees paid to FSP Investments in connection with the organization and offering of Sponsored Entities and loan origination fees paid in connection with loans to Sponsored Entities.

      o     rental income from the real properties it owns.

      FSP Corp.'s investment objective is to increase the cash available for distribution to its stockholders by increasing its revenue from investment banking services and rental income. FSP Corp. expects that, through FSP Investments, it will continue to organize and cause the offering of Sponsored REITs in the future and that it will continue to derive investment banking income from such activities. FSP Corp. also expects that in the future it will acquire additional real properties. FSP Corp. may sell from time to time the real properties it owns as market conditions warrant (although to date it has only sold vacant land) and either distribute the proceeds to its stockholders or retain some or all of such proceeds for investment in real properties or other corporate activities. FSP Corp. may acquire real properties in any geographic area of the United States and of any property type. Of the 17 properties FSP Corp. owns, four are apartment complexes, 11 are office buildings and two are industrial; four of these properties are located in Texas, three properties are located in Massachusetts, three properties are located in northern California, two properties are located in Maryland, and one property is located in each of southern California, Louisiana, Michigan, North Carolina and South Carolina. FSP Corp. has no restrictions on the percentage of its assets that may be invested in any one real property. FSP Corp. acquires its properties primarily for their rental income and seeks to manage its properties with a goal of increasing their value.

      FSP Corp. relies on the following principles in selecting real properties for acquisition by a Sponsored Entity or FSP Corp.:

      o Buying investment properties at a price which produces value for investors and avoiding overpaying for real estate merely to outbid competitors.

      o Buying properties in excellent locations with substantial infrastructure in place around them and avoiding investing in locations where the construction of such infrastructure is speculative.

      o Buying properties that are well-constructed and designed to appeal to a broad base of users and avoiding properties where quality has been sacrificed to cost savings in construction or which appeal only to a narrow group of users.

      o Aggressively managing, maintaining and upgrading a property and refusing to neglect or undercapitalize management, maintenance and capital improvement programs.

      o Having the ability to hold properties through down cycles and avoiding over-leveraging properties and placing them at risk of foreclosure.

      FSP Corp. has a revolving line of credit with Citizens Bank that provides for borrowings of up to $50,000,000. FSP Corp. has drawn on this line of credit, and intends to draw on this line of credit in the future, to obtain funds for the purpose of making interim mortgage loans to Sponsored Entities. FSP Corp.'s policy is to cause these loans to be secured by a first mortgage of the real property (which may be of any type) owned by the Sponsored Entity. FSP Corp. makes these loans to enable a Sponsored Entity to acquire real property prior to the consummation of the offering of its equity interests, and the loan is repaid out of the offering proceeds. FSP Corp. has no restriction on the percentage of its assets that may be invested in any single mortgage.

Policies

      FSP Corp.'s policy is not to invest in the securities of other common stock issuers except short-term investments in money market funds and similar securities and the holding of a nominal interest in Sponsored REITs for the purpose of facilitating the organization and operation of such Sponsored REITs. FSP Corp. does not expect to receive any material amounts of revenue from its nominal interest in any Sponsored REITs.

      FSP Corp.'s policy is not to issue senior securities, borrow money (except as described above), make loans to other persons (except as described above), invest in the securities of other issuers for the purpose of exercising control, underwrite the securities of other issuers (except that FSP Investments expects to continue to sell interests in Sponsored Entities on a best efforts basis in offerings exempt from registration under the Securities Act). FSP Corp. expects that it will engage in the purchase and sale of real estate investments as market conditions warrant. FSP Corp. may repurchase or otherwise reacquire its securities.

      Any of FSP Corp.'s policies may be changed at any time by the FSP Board.

Competition

      With respect to its investment banking and brokerage business, FSP Corp. faces competition for the investment dollars of potential purchasers of the Sponsored Entities from every other kind of investment, including stocks, bonds, mutual funds and other real-estate related investments, including other REITs. Some of FSP Corp.'s competitors have significantly more resources than FSP Corp. and are able to advertise their investment products. Because the offerings of the Sponsored Entities are made pursuant to an exemption from registration under the Securities Act, FSP Investments may not advertise the Sponsored Entities or otherwise engage in any general solicitation of investors to purchase interests in the Sponsored Entities.

      With respect to its real estate investments, FSP Corp. faces competition in each of the markets where the properties are located. As of September 30, 2002, 12 of FSP Corp.'s 17 properties had a percentage of leased space in excess of 95% and five properties had percentages of leased space ranging from 68-94%.

Employees

      Prior to the Conversion, the general partner of the FSP Partnership was FSP General Partner LLC, a Massachusetts limited liability company (the "FSP General Partner"). The members of the FSP General Partner and their respective ownership interests therein were George J. Carter (33.94%), R. Scott MacPhee (30.66%), Richard R. Norris (21.40%), William W. Gribbell (11.36%), Barbara J. Corinha (1.60%), Melissa G. Mucciaccio (0.67%), Janet P. Notopoulos (0.26%) and Patricia A. McMullen (0.11%). The FSP General Partner had no other business other than acting as general partner of the FSP Partnership. Prior to the Conversion, the executive officers of the FSP General Partner devoted all of their business activities to the FSP Partnership and its subsidiaries. The former executive officers of the FSP General Partner are now the current executive officers of FSP Corp. and they devote all of their business activities to FSP Corp. and its subsidiaries.

      FSP Corp. had 31 employees as of December 31, 2002.

Legal Proceedings

      From time to time, FSP Corp. is subject to legal proceedings and claims that arise in the ordinary course of its business. Although occasional adverse decisions (or settlements) may occur, FSP Corp. believes that the final disposition of such matters will not have a material adverse effect on FSP Corp.'s financial position, cash flows or results of operations.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

      The following discussion should be read in conjunction with FSP Corp.'s financial statements and notes thereto appearing elsewhere in this Proxy Statement. Historical results and percentage relationships set forth in the consolidated financial statements contained in the financial statements, including trends which might appear, should not be taken as necessarily indicative of future operations.

Overview

      FSP Corp. operates in two business segments: investment banking services and rental operations. The first of these segments involves the provision of real estate investment and broker/dealer services that include: (a) the organization of Sponsored REITs in 2002, 2001 and 2000 and Sponsored Partnerships in 2000 and prior years, which were syndicated through private placements; (b) the acquisition of real estate on behalf of the Sponsored Entities; and (c) the sale of preferred stock in Sponsored REITs or limited partnership interests in the Sponsored Partnerships. The second segment involves the ownership of real property. The following table summarizes property owned by the FSP Partnership and the Sponsored Partnerships for the three years ended December 31, 2001, 2000 and 1999 and the nine months ended September 30, 2002 and 2001.

                                              December 31,                   September 30,
                                 -----------------------------------    -----------------------
                                    2001         2000        1999(1)      2002          2001
                                 ---------    ---------    ---------    ---------    ----------

Residential
   Number of Properties .......          4            4            4            4            4
   Number of Apartment Units ..        642          642          642          642          642

Commercial
   Number of Properties .......         13           13           12           13           13
   Square Footage .............  1,433,300    1,433,300    1,328,500    1,433,300    1,433,300

(1) Includes properties owned by nine Sponsored Partnerships that were subsequently acquired by the FSP Partnership in 2000.

      As described in Note 4 to FSP Corp.'s financial statements, the FSP Partnership consummated three series of mergers. As described above, FSP Corp. operates in two segments, real estate operations and broker/dealer and real estate investment services. Prior to the consummation of the first series of mergers, the FSP Partnership operated in the segment of broker/dealer and real estate investment services. The first series of mergers added the real estate operations of certain Sponsored Partnerships to the FSP Partnership business. The nature of the FSP Partnership business was not changed by the second and third series of mergers.

      The mergers were accounted for as a purchase, whereby the assets and liabilities of the Sponsored Partnerships were recorded at their fair values and transaction costs were capitalized. In each merger the FSP Partnership acquired the minority interests in the Sponsored Partnerships. None of the merged

Sponsored Partnerships was subject to debt financing and no debt was assumed or created at the time of the merger. The investors of the merged entities exchanged their interests for an interest in the FSP Partnership. There were no cash payments and no contingent payments.

      The acquisitions have affected FSP Corp. in two ways: the real estate portfolio is more diverse, both geographically and with respect to property type and by tenant business; and FSP Corp. has a larger borrowing capacity.

      The following table sets forth the identity of each merged Sponsored Partnership, the date of its merger and the estimated value ascribed to that partnership without giving effect to the merger.

                                                         Estimated Value at
Merged Sponsored Partnership       Merger Date        Merger Date (in thousands)
----------------------------       -----------        --------------------------

Essex Lane                         January 1, 1999             $11,339
FSP Apartment Properties           January 1, 1999              12,691
One Technology                     January 1, 1999              11,989
FSP North Andover                  January 1, 1999               9,919
FSP Weslayan Oaks                  January 1, 1999               5,760
FSP Park Seneca                    January 1, 1999              10,126
FSP Santa Clara                    January 1, 1999               7,938
FSP Piedmont                       January 1, 1999              12,435

FSP Silverside                     January 1, 2000              19,063
FSP Hillview                       January 1, 2000               5,328
FSP Telecom                        January 1, 2000              16,814

FSP Southfield Centre              October 1, 2000              16,412
FSP Blue Ravine                    October 1, 2000               6,475
FSP Bollman Place                  October 1, 2000               6,035
FSP Austin N.W.                    October 1, 2000              11,403
FSP Gateway Crossing               October 1, 2000              20,870
FSP Lyberty Way                    October 1, 2000              10,612

      During 2001 and 2000, the FSP Partnership retained 100% of the common stock in six and three Sponsored REITs, respectively, for nominal consideration in connection with the organization and syndication of such Sponsored REITs. Additionally, as discussed above, the FSP Partnership's general partner interest in one Sponsored Partnership was exchanged for the common stock in a newly formed Sponsored REIT, in connection with this Sponsored Partnership's reorganization from a limited partnership to a REIT on January 1, 2001. FSP Corp.'s cost of its investment in the Sponsored REITs approximates its share of the underlying equity in the net assets of the REITs. FSP Corp.'s share of the Sponsored REITs' earnings, after deducting preferred stock dividends paid or accrued, was not material for the nine months ended September 30, 2002 or for years ended December 31, 2001 and 2000. There were no Sponsored REITs in 1999.

      Each Sponsored REIT was organized to acquire real estate property using the proceeds raised through a private offering of its preferred stock. The Sponsored REITs do not contemplate having any long-term financing. The Sponsored REITs issued both common stock and preferred stock. The common stock is ultimately owned solely by FSP Corp. and the preferred stock is owned by unaffiliated investors. Following consummation of the offerings, the preferred shareholders in each of the Sponsored REITs are entitled to 100% of the Sponsored REIT's cash distributions. As a common shareholder, FSP Corp. has no rights to the Sponsored REIT's regular cash distributions. However, upon liquidation of a Sponsored REIT, FSP Corp. will be entitled to its percentage interest in any proceeds after the preferred shareholders have recovered their investment. FSP Corp.'s percentage interest in each Sponsored REIT is less than 0.1%. The affirmative vote of the holders of a majority of the Sponsored REIT's preferred stockholders is required for any actions involving merger, sale of property, amendment to charter or issuance of additional capital stock, including Mergers as contemplated by the Merger Agreement. In addition, all of the Sponsored REITs allow the holders of more than 50% of the outstanding preferred shares to remove, without cause, and replace one or more members of that Sponsored REIT's board of directors.

Critical Accounting Policies.

      Basis of Presentation. The consolidated financial statements of FSP Corp. include the accounts of the FSP Partnership (as predecessor to FSP Corp.), 17 Sponsored Partnerships and wholly and majority-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. Prior to the mergers, FSP Holdings was the general partner and owned a 5% interest in each of the Sponsored Partnerships. As the general partner, FSP Holdings had the exclusive rights and powers to manage and control the business of each Sponsored Partnership without the consent or approval of the limited partners. The limited partners in the Sponsored Partnerships could not elect to replace the general partner, except for cause. Accordingly, prior to the mergers, the accounts of the Sponsored Partnerships have been consolidated into the FSP Partnership's financial statements under the principles of accounting applicable to investments in subsidiaries in accordance with SOP 78-9.

      Real Estate and Depreciation.

      Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

      Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the property was purchased.

      Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include residential interior painting, landscaping, minor carpet replacements and residential appliances. Funding for repairs and maintenance items typically is provided by cash flows from operating activities. Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

                         Category              Years
                         --------              -----

                 Buildings:
                    Residential                  27
                    Commercial                   39
                 Building Improvements         15-39
                 Furniture and equipment        5-7

      FSP Corp. evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At September 30, 2002, no such indicators of impairment were identified.

      Revenue Recognition.

      Rental income for Commercial Properties -- FSP Corp. has retained substantially all of the risks and benefits of ownership of its commercial properties and accounts for its leases as operating leases. Rental income from leases, which include scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. FSP Corp. does not have any percentage rent arrangements with its commercial property tenants. Reimbursable common area maintenance charges are included in rental income in the period earned.

      Rental income for Residential Apartments -- FSP Corp.'s residential property leases are generally for terms of one year or less. Rental income from tenants of residential apartment properties is recognized in the period earned. Rent concessions, including free rent and leasing commissions are charged as a reduction of rental revenue.

      Investment Banking Services -- Syndication fees ranging from 6% to 8% of the gross offering proceeds from the sale of securities in Sponsored Entities are generally recognized upon an investor closing; at that time FSP Corp. has provided all required services, the fee is fixed and collected, and no further contingencies exist. Commission expense ranging from 3% to 4% of the gross offering proceeds is recorded in the period the related syndication fee is earned.

      Investment Banking Services -- Transaction fees are generally recognized upon the final investor closing of a Sponsored REIT. The final investor closing is the last admission of investors into a Sponsored REIT; at that time, required funds have been received from the investors, charges relating to the syndication have been paid or accrued, continuing investment and continuing involvement criteria have been met, and legal and economic rights have been transferred. Third party transaction-related costs are deferred and later expensed to match revenue recognition. Internal expenses are expensed as incurred. FSP Corp. follows the requirements as set forth by Statement of Financial Accounting Standards No. 66 "Accounting for Sales of Real Estate" and Statement of Position 92-1 "Accounting for Real Estate Syndication Income" and revenue is recognized provided the criteria for sale accounting in SFAS 66 are met.

Recent Accounting Standards

      In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. FSP Corp. has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

      In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement became effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for sale" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on FSP Corp.'s financial position and cash flows. FSP Corp. has one real estate asset that it considers "held for syndication" at September 30, 2002.

      In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for FSP Corp.'s fiscal year ending December 31, 2003. FSP Corp. has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

      In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement will be effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. FSP Corp. does not anticipate that the adoption of this statement will have a material effect on its financial statements.

      On November 25, 2002, the FASB issued FASB Interpretation No. 45 ("FIN 45") "Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, an Interpretation of FASB Statements No. 5, 57 and 107 and Rescission of FASB Interpretation No. 34". FIN 45 clarifies the requirements of SFAS No. 5 "Accounting for Contingencies", relating to a guarantors accounting for, and disclosure of, the issuance of certain types of guarantees. FSP Corp. does not anticipate that the adoption of this statement will have a material effect on its financial statements.

Financing and Other Commitments

      FSP Corp. has a revolving line of credit agreement with Citizens Bank providing for borrowings at FSP Corp.'s election up to $50.0 million. Borrowings under the line of credit bear interest at either the bank's base rate or a variable LIBOR rate, as defined. There were $50.0 million in borrowings by FSP Corp. outstanding under the line of credit at September 30, 2002. FSP Corp. is in compliance with all bank covenants required by this line of credit. The line of credit matures on February 23, 2003. It is FSP Corp.'s intention to seek to renew the line of credit when it matures.

      FSP Corp. arranged for Citizens Bank to provide a line of credit for FSP Corp.'s senior officers in the maximum aggregate amount of $3.0 million. The borrowings under this line of credit are for the purpose of paying income taxes on equity interests in FSP Corp. issued to such senior officers as compensation. Loans under this line of credit have a term of one year and bear interest at the bank's prime rate plus 50 basis points. Loans of $1,803,000 in the aggregate were outstanding to senior officers at September 30, 2002. Each borrower has secured the loan by pledging shares of FSP Common Stock having an aggregate fair market value at the time of the loan of no less than twice the principal amount of the loan. FSP Corp. initially agreed to purchase from Citizens Bank any loan on which the borrower defaults. Following the purchase of the loan, FSP Corp. would have the same rights as Citizens Bank, including the right to foreclose on the pledged stock. In order to comply with the Sarbanes-Oxley Act of 2002, FSP Corp. has informed Citizens Bank and its senior officers that it will no longer agree to guarantee any future loans. As of December 31, 2002, all repurchase agreements have been terminated and FSP Corp. has no obligation relating to such loans from Citizens to Bank to senior officers.

      FSP Corp.'s commercial rental operations include the leasing of office buildings and industrial properties subject to leases with terms greater than one year. The leases thereon expire at various dates through 2012. Approximate future minimum rental income on non-cancelable operating leases as of September 30, 2002 are (in thousands): 2002 - $3,854; 2003 - $13,307; 2004 -$9,957; 2005 -
$5,898; 2006 - $3,336; and $12,207 thereafter.

      FSP Corp. leases its corporate office space under a six-year operating lease that commenced in June 1999. The lease includes a base annual rent and additional rent for FSP Corp.'s share of taxes and operating costs. Approximate future minimum lease payments at September 30, 2002 are (in thousands): 2002 - $50; 2003 - $203; 2004 - $209; and 2005 - $97.

Investments in Non-Consolidated Entities

      FSP Corp. typically retains a minimal common stock ownership interest in Sponsored REITs that it has organized. These ownership interests have virtually no economic benefit or risk. At December 31, 2001 and 2000, FSP Corp. had ownership interests in ten and four Sponsored REITs, respectively. At September 30, 2002, FSP Corp. had ownership interests in 16 Sponsored REITs. Thirteen of these Sponsored REITs comprise the Target REITs. During 1999 and 2000, FSP Corp. acquired 100% of the non-owned interests of certain Sponsored Partnerships (through a series of mergers) that it had previously organized.

      Summarized financial information for the Sponsored REITs is as follows:

         (unaudited)                   December 31,            September 30,
                                   --------------------     --------------------
                                     2001        2000         2002        2001
                                   --------    --------     --------    --------
                                     (in thousands)
Balance Sheet Data:
Real estate, net                   $222,232    $ 56,565     $337,439    $193,022
Other assets                         19,048       5,058       35,270      15,071
Total liabilities                     6,755       1,950        6,514      43,223
Shareholders equity                 234,525      59,673      366,195     164,870

Operating Data:
Rental revenues                    $ 19,816    $  2,778     $ 31,542    $ 11,713
Other revenues                          354         117          551         250
Operating and maintenance
    Expenses                          5,973         948        9,326       3,577
Depreciation and amortization         3,191         574        4,802       2,058
Interest expense                      9,916       2,298        8,937       4,479
                                   --------    --------     --------    --------
Net income (loss)                  $  1,090    $   (925)    $  9,028    $  1,849
                                   ========    ========     ========    ========

There were no Sponsored REITs in 1999.

Results of Operations

      The following table shows the variance in dollars for FSP Corp.'s operations between the nine months ended September 30, 2002 and 2001 and years ended December 31, 2001 and 2000 and the years ended December 31, 2000 and 1999.

                                                                  Variance
                                                                For the Nine
                                                                   Months
                                                             Ended September 30,
                                                             -------------------
                                                                2002 and 2001
                                                             -------------------
Revenue
   Rental Operations
   Rental income ..............................................    $  (199)
   Transaction income .........................................      3,707
   Interest income ............................................       (229)
                                                                   -------
      Total rental operations revenue .........................      3,279
                                                                   -------
   Investment Services
   Syndication income .........................................        894
   Transaction income .........................................     (1,680)
   Interest income ............................................        (35)
                                                                   -------
      Total investment services income ........................       (821)
                                                                   -------
   Total revenue ..............................................      2,458
                                                                   -------

Expenses
   Rental Operations
   Selling, general and administrative ........................       (352)
   Rental operating expenses ..................................       (517)
   Depreciation and amortization ..............................       (165)
   Real estate taxes and insurance ............................        (28)
   Interest expense ...........................................          6
                                                                   -------
      Total rental operations expenses ........................     (1,056)
                                                                   -------

   Investment Services Expenses
   Selling, general and administrative ........................      1,065
   Commissions ................................................        412
   Partnership units issued as compensation ...................     (1,140)
   Depreciation and amortization ..............................        108
                                                                   -------
      Total investment services expenses ......................        445
                                                                   -------

Total Expenses ................................................       (611)
                                                                   =======

Income applicable to minority interests .......................        (40)
Taxes on income ...............................................        417
                                                                   -------
Net income ....................................................    $ 2,692
                                                                   =======

                                                       Variance in Dollars
                                                 -------------------------------
                                                 For the Year Ended December 31,
                                                 -------------------------------
                                                 2001 and 2000    2000 and 1999
                                                 -------------    -------------
                                                         (in thousands)
Revenue
   Rental Revenue
   Rental ......................................   $  1,331        $  9,119
   Interest and other ..........................        184             771
   Investment Services Revenue
   Syndication Fees ............................      8,964           3,592
   Transaction Fees ............................      9,163           3,193
   Interest ....................................         12              70
                                                   --------        --------
TOTAL REVENUE ..................................     19,654          16,745
                                                   --------        --------

Expenses
   Rental Expenses
   Selling, general and administrative .........      1,302          (1,137)
   Rental operating expenses ...................        537           2,060
   Depreciation and amortization ...............        196           1,350
   Real estate taxes and insurance .............        427           1,025
   Interest ....................................        (42)            561
   Investment Services Expenses
   Selling, general and administrative .........        854           1,621
   Commissions .................................      3,103             788
Units issued as compensation ...................       (556)          2,300
   Depreciation and amortization ...............        (12)             32
                                                   --------        --------
TOTAL EXPENSES .................................      5,809           8,600
                                                   --------        --------

Minority interests .............................     (2,609)            370
Net income .....................................   $ 16,454        $  7,775
                                                   ========        ========

Comparison of the nine months Ended September 30, 2002 to the nine months ended September 30, 2001.

      Revenue

      Total revenues during the nine months ended September 30, 2002 increased $2.4 million to $40.0 million compared to $37.6 million for the nine months ended September 30, 2001. This increase is primarily attributable to the syndication of five Sponsored REITs (with aggregate proceeds of $146.5 million) in 2002 as compared to four Sponsored REITs (with aggregate proceeds of $117.9 million) for the comparable period in 2001.

      For the nine months ended September 30, 2002 revenues from rental operations increased by $3.3 million. This increase is primarily attributable to increased transaction income of $3.7 million due to transaction fees earned on the increase in gross syndication proceeds and an increase in the rate charged for loan fees, offset by a decrease in rental income of $0.3 million, and decreased interest income of $0.2 million. Investment services revenues decreased $0.8 million primarily attributable to a decrease in transaction fees of $1.7 million due to a decrease in the rate charged for acquisition fees on syndication proceeds, offset by an increase of $0.9 million of syndication fees charged on the syndication proceeds.

      Expenses

      Total expenses during the nine months ended September 30, 2002 decreased $0.6 million to $20.9 million compared to $21.5 million for the three months ended September 30, 2001. This is primarily attributable to an increase in investment services expenses of $0.4 million which was more than offset by a decrease in rental expenses of $1.0 million. The primary factors in the increase in investment services expenses were the increased costs of $1.5 million relating to syndication of the Sponsored REITs in the period less the decrease in the expense relating to stock issued as compensation of $1.1 million. The decrease in rental expenses by $1.0 million was due to increased vacancies which resulted in a lowering of rental costs in all major categories.

      There was no income related to minority interest in 2002.

      There were no taxes on income in 2001.

Comparison of the year ended December 31, 2001 to the year ended December 31,
2000

      Revenue

      Total revenues increased $19.6 million, or 56%, to $54.4 million for the year ended December 31, 2001, as compared to $34.8 million for the year ended December 31, 2000. Income from rental operations was $26.7 million for the year ended December 31, 2001.

      The increase in rental income of $1.3 million, or 5.2%, compared to the year ended December 31, 2000, is attributable to:

      o the acquisition of one commercial property in 2000, which contributed revenue for a full year in 2001, as compared with a partial year in 2000, resulting in $0.5 million in incremental revenues;

      o increased revenues of approximately $0.8 million as a result of rent increases on existing properties.

      The increase in investment services income (syndication and transaction fees) of $18.1 million, or 239%, compared to the year ended December 31, 2000, is attributable to the syndication of six Sponsored REITs (with aggregate gross proceeds of $203.1 million) in 2001 compared to the syndication of three Sponsored REITs (with aggregate gross proceeds of $60.2 million) in 2000. The revenue associated with the syndication of three Sponsored Partnerships in 2000 with aggregate gross proceeds of $47.4 million has been eliminated in the consolidated statements of income.

      The increase in interest and other income of $0.2 million, or 11%, compared to the year ended December 31, 2000 is attributable to interest earned on higher cash balances, cash equivalents and marketable securities in 2001 compared to 2000.

      Expenses

      Total expenses increased $5.8 million, or 25%, to $29.0 million for the year ended December 31, 2001, as compared to $23.2 million for the year ended December 31, 2000.

      The increase in selling, general and administrative expenses of $2.2 million, or 70%, compared to the year ended December 31, 2000, is attributable to the extra costs associated with the syndication of six Sponsored REITs in 2001 (with aggregate gross proceeds of $203.1 million) compared to the syndication of six Sponsored Entities in 2000 (with aggregate gross proceeds of $107.6 million) as follows:

      o     increased payroll and related expenses of $1.5 million;

      o increased consulting and professional fees of approximately $0.6 million;

      o     increased other costs of approximately $0.1 million.

      The increase in commission expense of $3.1 million or 91%, compared to the year ended December 31, 2000 is attributable to the increase of syndication proceeds of approximately $95 million in 2001 as described above.

      The increase in rental expenses of $0.5 million, or 8.3%, compared to the year ended December 31, 2000, is primarily attributable to the acquisition of one commercial property in 2000, which incurred costs for a full year in 2001, as compared with a partial year in 2000.

      The increase in depreciation and amortization expenses of $0.2 million, or 4%, compared to the year ended December 31, 2000, is primarily attributable to the acquisition of one commercial property in 2000, which incurred a full year of depreciation and amortization expense in 2001, as compared with a partial year in 2000.

      The increase in real estate taxes and insurance expenses of $0.4 million, or 17%, compared to the year ended December 31, 2000, is primarily attributable to:

      o the acquisition of one commercial property in 2000, which incurred costs for a full year in 2001, as compared with a partial year in 2000, resulting in approximately $0.1 million in incremental expenses;

      o tax rate increases on the existing properties of approximately $0.3 million.

      The decrease in interest expense of $42 thousand, or 5%, compared to the year ended December 31, 2000, is primarily attributable to lower interest rates in 2001.

      The decrease in minority interest expense of $2.6 million for the year ended December 31, 2001 compared to the minority interest for the year ended December 31, 2000 is a result of the mergers completed during the year ended December 31, 2000, as described in Note 4 to FSP Corp.'s financial statements.

Comparison of the year ended December 31, 2000 to the year ended December 31,
1999

      Revenue

      Total revenues increased $16.8 million, or 92.8%, to $34.8 million for the year ended December 31, 2000, as compared to $18.0 million for the year ended December 31, 1999. Income from rental operations was $25.4 million for the year ended December 31, 2000.

      The increase in rental income of $9.1 million, or 55.9%, compared to the year ended December 31, 1999, is attributable to:

      o the acquisition of seven commercial properties in 1999, which contributed revenue for a full year in 2000, as compared with a partial year in 1999, resulting in $8.0 million in incremental revenues;

      o the acquisition of one commercial property in 2000, which contributed revenue for a partial year in 2000, as compared with no revenue in 1999, resulting in approximately $0.6 million in incremental revenues;

      o increased revenue of approximately $0.5 million as a result of rent increases and other miscellaneous fees on existing properties.

      The increase in investment services income (syndication and transaction fees) of $6.8 million, or 859%, compared to the year ended December 31, 1999, is attributable to the syndication of three REITs in 2000 (with aggregate gross proceeds of $60.2 million) compared to the syndication of one Sponsored Entity in 1999 (with aggregate gross proceeds of $7.8 million).

      The increase in interest and other income of $0.8 million, or 89.1%, compared to the year ended December 31, 1999 is attributable to interest earned on higher cash balances, cash equivalents and marketable securities and higher average yields in 2000 compared to 1999.

      Expenses

      Total expenses increased $8.6 million, or 53.0%, to $23.2 million for the year ended December 31, 2000, as compared to $14.6 million for the year ended December 31, 1999.

      The increase in selling, general and administrative expenses of $0.5 million, or 24%, compared to the year ended December 31, 1999, is attributable to the extra costs associated with the syndication of six Sponsored Entities (with aggregate gross proceeds of $107.6 million) in 2000 compared with the syndication of six Sponsored Entities (with aggregate gross proceeds of $64.9 million) in 1999 as follows:

      o     increased payroll and related expenses of $0.7 million;

      o     offset by decreased other costs of approximately $0.2 million.

      The increase in other real estate operating expenses of $2.1 million, or 46.5%, compared to the year ended December 31, 1999, is primarily attributable to the acquisition of seven commercial properties in 1999, which incurred costs for a full year in 2000, as compared with a partial year in 1999.

      The increase in commission expense of $0.8 million, or 19%, compared to the year ended December 31, 1999 is attributable to the syndication of six Sponsored Entities (with aggregate gross proceeds of $107.6 million) in 2000 compared with the syndication of six Sponsored Entities (with aggregate gross proceeds of $64.9 million) in 1999 as follows:

      The increase in depreciation and amortization expenses of $1.3 million or 44.8%, compared to the year ended December 31, 1999, is primarily attributable to:

      o the acquisition of seven commercial properties in 1999, which incurred depreciation and amortization expenses for a full year in 2000, as compared with a partial year in 1999, resulting in $1.2 million in incremental expenses;

      o the acquisition of one commercial property in 2000, which incurred depreciation and amortization expenses for a partial year in 2000, as compared with no costs in 1999, resulting in approximately $0.1 million in incremental costs;

      The increase in real estate taxes and insurance expenses of $1.0 million or 70.8%, compared to the year ended December 31, 1999, is primarily attributable to:

      o the acquisition of seven commercial properties in 1999, which incurred costs for a full year in 2000, as compared with a partial year in 1999, resulting in approximately $0.8 million in incremental expenses;

      o tax rate increases on the existing properties of approximately $0.2 million.

      The increase in interest expense of $0.6 million, or 187.6%, compared to the year ended December 31, 1999, is primarily attributable to the syndication of three REITs in 2000 compared to the syndication of one unconsolidated Sponsored Partnership in 1999.

      The increase in minority interest expense of $0.4 million for the year ended December 31, 2000 compared to the minority interest for the year ended December 31, 1999 is a result of the mergers completed during the year ended December 31, 2000.

Trends and Uncertainties

      Rental Operations

      During the first six months of 2002, the apartment properties in Houston and Baton Rouge had to struggle to maintain occupancy and to raise rents in the face of the Enron and Andersen layoffs, but there was no material decrease in occupancy, and rents increased slightly. However, during the third and fourth quarters of the year, the occupancy and rents declined, in part due to seasonal variations. In addition to the decline in overall market conditions, individual properties may suffer in the coming quarters as newly constructed competition in the neighborhood start to lease new units.

      During 2002, office vacancy rates in all of FSP Corp.'s major markets continued to increase, making it harder to increase rents or lease vacancies as they occurred. Unless there is a turnaround in the general economy in early 2003, these conditions are likely to remain, and vacancies may increase along with increased costs to lease the vacant space; such as concessions, free rent and other incentives. When the economy does recover, it is likely to recover unevenly with certain industry segments and geographic areas improving before others. Because of the diversity of FSP Corp.'s portfolio and the long-term nature of its office leases, the financial impact of any recovery or further deterioration may be slow to materialize and is difficult to predict.

      During 2002, FSP Corp. had mixed success in leasing vacancies that occurred due to normal lease expirations and as a result of unexpected vacancies that arose because of tenant bankruptcies. In some markets, such as Greenville, South Carolina and Charlotte, North Carolina, space that became vacant in 2001 is still partially vacant, and while new leases have been made, other tenants continue to contract or leave as their leases expire. In contrast, an early lease renewal was negotiated with the major tenant at the Southfield, Michigan property, and a new tenant leased most of a floor in the same building, even though market conditions in the area are softer than previous years.

      There were no material lease expirations in 2002 except for a lease for 99,000 square feet, which expired on November 30, 2002, and was not renewed. FSP Corp. is actively marketing the space to potential users but has not leased the space and cannot predict when a tenant for the space will be found. The only year in which more than 10% of FSP Corp.'s square footage has leases expiring is 2004, during which leases with respect to more than 20% of FSP Corp.'s office square footage will expire. However, tenants whose leases are not scheduled to expire in the near future may go bankrupt, as they did in 2001 and 2002, and add to the vacancies, or leases scheduled to expire in 2004 may be renegotiated earlier. The future of some publicly traded companies, such as XO Communications, Ltd. and Lucent Technologies, has been the subject of public speculation, but both tenants are currently leasing their space and paying rent. Lucent has notified FSP Corp. that it is considering subletting its space, but Lucent is and would still be liable for the rent under any subletting or assignment of the lease. During the second quarter, XO Communications, Ltd., the guarantor of the lease at Telecom Business Center, filed for bankruptcy protection under Chapter 11. As of December 31, 2002, the tenant, XO of California, was current on its rent.

      Real estate taxes are expected to increase in 2003 as municipalities try to compensate for lost revenue by raising tax rates or by taxing commercial property more heavily. Where possible, FSP Corp. intends to protest and file for tax abatements. However, it is not certain that those efforts will be successful.

      Insurance costs and deductibles have increased, and coverages have been eliminated across the real estate industry. When FSP Corp.'s policy was renewed in April 2002, its rates increased and coverage for terrorism was excluded from its master policy. FSP Corp. explored obtaining terrorism insurance for all of its properties before the new terrorism insurance bill was signed, but did not find it to be economically reasonable to do so, given the nature of the portfolio which does not contain high profile buildings or buildings in central business districts. As a result of the new terrorism bill, as of November 26, 2002, FSP Corp. obtained foreign terrorism insurance at a nominal cost. FSP Corp. is investigating the financial feasibility of obtaining domestic terrorism insurance in 2003. FSP Corp. intends to continue to investigate ways to keep the properties adequately insured at economically reasonable rates until the insurance markets return to a more normal state.

      In the course of owning and operating real estate, the potential exists for FSP Corp. to dispose of one or more properties in its portfolio. Market conditions in specific geographic locations could present FSP Corp. with the opportunity to realize significant capital appreciation in an asset's value. FSP Corp. maintains close attention to market conditions in all geographic locations where its properties are located.

      Sale of Weslayan Oaks

      An agreement to sell an apartment property (Weslayan Oaks) was signed in September 2002. The closing is scheduled for January 2003. If the sale contemplated by the agreement does not take place, FSP Corp. does not intend to actively market the property.

      Proposed Sale of Vacant Land in Southfield, Michigan

      An offer to sell a parcel of vacant land in Southfield, Michigan was accepted in December 2002, but the purchase and sale agreement has not been negotiated or signed.

      Investment Services

      Unlike FSP Corp.'s real estate business, which provides a rental revenue stream which is ongoing and recurring in nature, FSP Corp.'s investment banking business is transactional in nature. Trends in 2002 were below expectations in terms of the quantity, both in the number of transactions and equity raised, of Sponsored REITs completed. Future business in this area is unpredictable.

      FSP Corp.'s acquisition executives are reporting some of the largest spreads between bid and ask prices for properties that they have seen in FSP Corp.'s history. Differing views of the strength and timing of a national economic recovery as well as low interest rate carrying costs on debt-financed properties are all contributing to this situation. Without the ability to acquire properties at attractive prices, FSP Corp.'s investment banking activities may suffer.

      Further, FSP Corp. continues to rely solely on its in-house investment executives to access interested investors who have capital to place in an illiquid position for an indefinite period of time. While FSP Corp. continues to expand its in-house sales force, uncertainties always exist as to whether it is capable, either through FSP Corp.'s existing client base or through new prospective clients, of providing the amount of investment capital to achieve future performance objectives. Further setbacks in the stock market or the general economy could have negative effects, and while the tragic events of September 11, 2001 did not disrupt FSP Corp.'s transactional business unit significantly, further terrorist attacks, if they occur, may have a chilling effect on the willingness of investors to purchase interests in future Sponsored Entities.

Liquidity and Capital Resources as of September 30, 2002

      Cash and cash equivalents were $21.8 million and $24.3 million at September 30, 2002 and December 31, 2001, respectively. This decrease of $2.5 million is attributable to $51.0 million used for investing activities offset by $21.4 million provided by operating activities and $27.1 million provided by financing activities.

      Operating Activities

      The cash provided by FSP Corp.'s operating activities of $21.4 million is primarily attributable to net income of $18.7 million plus the add-back of $4.1 million from non-cash activity less a $1.4 million net change in operating assets and liabilities.

      Investing Activities

      FSP Corp.'s cash used for investing activities of $51.0 million is primarily attributable to the $50.0 million increase in assets held for syndication and $1.0 million for the purchase of real estate assets, office computers and furniture.

      Financing Activities

      FSP Corp.'s cash provided by financing activities of $27.1 million is attributable to $50.0 million of proceeds from a bank note payable offset by $22.9 million of distributions to shareholders.

Liquidity and Capital Resources as of December 31, 2001

      Cash and cash equivalents were $24.4 million and $13.7 million at December 31, 2001 and December 31, 2000, respectively. This 78% increase of $10.6 million is attributable to $33.4 million generated by operating activities and $21.8 million generated by investing activities, partially offset by $44.5 million used by financing activities.

      Operating Activities

      FSP Corp.'s cash provided by operating activities of $33.4 million is primarily attributable to $32.0 million from operations, after addback of $6.6 million from non-cash expenses of which $4.8 million relates to depreciation and amortization and $1.7 million relates to equity based compensation, and to $1.5 million from the increase in accounts payable and accrued expenses, partially offset by a net change in other operating assets and liabilities of $0.1 million.

      Investing Activities

      FSP Corp's cash provided by investing activities of $21.8 million is attributable to the decrease in investment of $16.7 million as a result of repayment of a mortgage loan by a Sponsored REIT and $5.3 million as a result of the redemption of marketable securities plus proceeds of $0.4 million received on the sale of land, offset by the purchase of $0.7 million of property and equipment.

      Financing Activities

      FSP Corp.'s cash used by financing activities of $44.5 million is attributable to repayments of the line of credit of $16.5 million and cash distributions to partners of $27.9 million.

Liquidity and Capital Resources as of December 31, 2000

      Cash and cash equivalents were $13.7 million and $18.5 million at December 31, 2000 and 1999, respectively. This 25.9% decrease of $4.8 million is attributable to $31.1 million used in investing activities partially offset by $14.5 million provided by operating activities and $11.7 million provided by financing activities.

      Investing Activities

      FSP Corp.'s cash used in investing activities of $31.1 million is primarily attributable to:

      o $16.7 million relating to advances to a Sponsored REIT which were subsequently repaid in February 2001;

      o $9.9 million for the purchase of property and equipment, partially offset by proceeds of $0.9 million from the sale of land; and

      o     $5.3 million for the purchase of marketable securities.

      Operating Activities

      FSP Corp.'s cash provided by operating activities of $14.5 million is primarily attributable to $18.5 million from operations, after addback of $9.5 million from non-cash expenses of which $4.6 million relates to depreciation and amortization, $2.3 million relates to equity based compensation, and $2.5 million relates to minority interests.

      The cash provided by operating activities is partially offset by $2.5 million from the decrease in accounts payable and accrued expenses and by $1.5 million from an aggregate net decrease in other operating assets and liabilities.

      Financing Activities

      FSP Corp.'s cash provided by financing activities of $11.7 million is attributable to capital contributions of $39.8 million from the issuance of partnership units in connection with the acquisition by merger of three of the merged entities and borrowings under the line of credit of $16.5 million.

      The cash provided by financing activities is partially offset by repayments of the line of credit of $23.5 million and cash distributions to partners of $21.0 million.

Sources and Uses of Funds

      FSP Corp.'s principal demands for liquidity are cash for operations, dividends to equity holders, debt repayments and expense associated with indebtedness. As of September 30, 2002 FSP Corp. had approximately $56.5 million in liabilities of which $50.0 million is a bank note payable. FSP Corp. has no permanent, long-term debt. In the near term, liquidity is generated from funds from ongoing real estate operations and transaction fees and commissions received in connection with the sale of shares in Sponsored REITs.

      FSP Corp. maintains an unsecured line of credit through Citizens Bank. FSP Corp. has entered into a Master Promissory Note and Loan Agreement which provides for a revolving line of credit of up to $50 million. Borrowings under the loan bear interest at either the bank's base rate or a variable LIBOR rate. FSP Corp. typically uses the unsecured line of credit to provide each newly-formed Sponsored REIT with the funds to purchase a property. FSP Corp.'s loan agreement with the bank includes customary restrictions on property liens and requires compliance with various financial covenants. Financial covenants include maintaining minimum cash balances in operating accounts, tangible net worth of at least $140 million and compliance with other various debt and income ratios. FSP Corp. was in compliance with all covenants as of September 30, 2002. FSP Corp. had $50.0 million of borrowings under its revolving credit facility as of September 30, 2002.

      FSP Corp., subsequent to December 31, 2001, has utilized, its line of credit for interim financing in connection with the acquisition of real estate by newly-formed Sponsored REITs. As of September 30, 2002, $50 million was outstanding under the Citizens Bank line of credit. This amount was repaid in full on December 23, 2002.

      FSP Corp.'s real properties generate rental income to cover the ordinary, annual operating expenses of the properties and to fund distributions to equity holders. As of September 30, 2002, the rental income covered the expenses for each of FSP Corp.'s real properties. In addition to rental income, FSP Corp. maintains cash reserves that may be used to fund extraordinary expenses or major capital expenses. The cash reserves were set aside when the Sponsored Partnerships that the FSP Partnership acquired were originally syndicated and are replenished from property operations as necessary. The cash reserves as of September 30, 2002 are in excess of the known needs for extraordinary expenses or capital improvements for the real properties for the next year. There are no external restrictions on these reserves, and they may be used for any corporate purpose.

      Although there is no guarantee FSP Corp. will be able to obtain the funds necessary for its future growth, FSP Corp. anticipates generating funds from continuing real estate operations and from fees and commissions from the sale of shares in newly-formed Sponsored REITs. With adequate reserves in place to cover extraordinary expenses or capital improvements, FSP Corp. believes that it has adequate funds for future needs. FSP Corp.'s ability to maintain or increase its level of distributions to stockholders, however, depends upon the level of interest on the part of investors in purchasing shares of Sponsored REITs and the level of rental income from FSP Corp.'s real properties.

      For risks related to FSP Corp.'s operations and properties, see "Risk Factors" beginning on page 13 of this Proxy Statement.

Related Party Transactions

      FSP Corp. typically retains a non-controlling common stock ownership interest in Sponsored REITs that it has organized. These ownership interests have virtually no economic benefit or risk. At December 31, 2001 and 2000, FSP Corp. had ownership interests in ten and four Sponsored REITs, respectively. At December 31, 2002, FSP Corp. had ownership interests in 16 Sponsored REITs. Thirteen of these 16 Sponsored REITs comprise the Target REITs. During 1999 and 2000, FSP Corp. acquired 100% of the non-owned interests of certain Sponsored Partnerships (through a series of mergers) that it had previously organized. Neither FSP Corp. nor any other related entity has an obligation to acquire the non-owned interests in any previously syndicated Sponsored REIT. FSP Corp. will be the sole stockholder of each Target REIT following consummation of the Mergers.

      At the request of FSP Corp., certain officers and directors of FSP Corp. serve as officers and directors of Sponsored REITs. All of FSP Corp.'s revenue from investment banking services derives from transactions involving the Sponsored REITs. The terms of the commissions and fees paid by the Sponsored REITs to FSP Corp. and the terms of the mortgage loans made by FSP Corp. to the Sponsored REITs accordingly were not the product of arms-length negotiations. FSP Corp., however, believes that such terms are no less favorable to FSP Corp. than it could have obtained from third parties in arms-length negotiations.

      FSP Corp. has an arrangement for Citizens Bank to provide loans to FSP Corp.'s senior officers for the purpose of paying income taxes on the issuance to them of shares of FSP Common Stock as compensation. Each borrower has secured the loan by pledging shares of FSP Common Stock having an aggregate fair market value at the time of the loan of no less than twice the principal amount of the loan. FSP Corp. initially agreed to purchase from Citizens Bank any such loan on which the borrower defaults. Following the purchase of the loan, the FSP Partnership would have the same rights as Citizens Bank, including the right to foreclose on the pledged stock. As of September 30, 2002, aggregate loans to senior officers in the amount of $1,803,000 were outstanding. In order to comply with the Sarbanes-Oxley Act of 2002, FSP Corp. has informed Citizens Bank and its senior officers that it will no longer guarantee any future loans. As of December 31, 2002, all repurchase agreements have been terminated and FSP Corp. has no obligation relating to such loans from Citizens to Bank to senior officers.

                     DESCRIPTION OF FSP CORP. CAPITAL STOCK

      The following summary description of the capital stock of FSP Corp. is qualified in its entirety by reference to the Articles of Organization and the Bylaws of FSP Corp.

General

      The authorized capital stock of FSP Corp. consists of 180,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock, $0.0001 par value per share (the "Preferred Stock"). Upon the consummation of the Mergers, approximately 49,630,338 shares of FSP Common Stock will be issued and outstanding, and no shares of Preferred Stock will be issued and outstanding.

FSP Common Stock

      All shares of FSP Common Stock issued in the Mergers will be duly authorized, fully paid and nonassessable. Subject to the preferential rights of any shares of Preferred Stock hereinafter designated by the FSP Board, holders of shares of FSP Common Stock will be entitled to receive dividends on the stock if, as and when authorized and declared by the FSP Board out of assets legally available therefor and to share ratably in the assets of FSP Corp. legally available for distribution to its stockholders in the event of its liquidation, dissolution or winding-up after payment of, or adequate provision for payment of, all known debts and liabilities of FSP Corp. FSP Corp. intends to pay regular quarterly dividends.

      Each outstanding share of FSP Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of stockholders, including the election of directors and, except as otherwise required by law or except as provided with respect to any other class or series of stock, the holders of shares of FSP Common Stock will possess the exclusive voting power. There is no cumulative voting in the election of directors, which means that the holders of a majority of the outstanding shares of FSP Common Stock can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors. Holders of shares of FSP Common Stock have no conversion, sinking fund or preemptive rights to subscribe for any securities of FSP Corp.

      Shares of FSP Common Stock will have equal dividend, distribution, liquidation and other rights and will have no preference or exchange rights.

      Pursuant to the Maryland General Corporation Law (the "MGCL"), a corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or consolidate unless approved by the holders of at least two-thirds of the shares of stock entitled to vote on the matter unless a lesser percentage (but not less than a majority of all of the votes to be cast on the matter) is set forth in the corporation's charter. The Articles provide that FSP Corp. may amend the Articles, merge, sell all or substantially all of its assets, engage in a share exchange or consolidate, with the approval of the holders of a majority of the shares of stock entitled to vote on the matter.

Preferred Stock

      The FSP Board may authorize from time to time, without further action by the stockholders, the issuance from time to time of shares of Preferred Stock in one or more separately designated classes. The FSP Board may set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption of the shares of each class of Preferred Stock. The FSP Board could authorize the issuance of shares of Preferred Stock with terms and conditions which could have the effect of discouraging a takeover or other transaction in which holders of some, or a majority of, shares of FSP Common Stock might receive a premium for their shares of FSP Common Stock over the then-prevailing market price of those shares of FSP Common Stock.

Ownership Limits

      In order for FSP Corp. to maintain its qualification as a real estate investment trust, among other things, not more than 50% in value of FSP Corp.'s outstanding shares of FSP Common Stock and Preferred Stock (the "Equity Securities") may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities). To ensure this standard, the Articles of FSP Corp. provide that holders of Equity Securities cannot beneficially or constructively own (as defined in the Articles) more than 9.8% of the number of shares or value of the outstanding Equity Securities of FSP Corp. (the "Ownership Limit") and that no stockholder will be able to transfer or acquire shares that would result in the outstanding equity shares of FSP Corp. being beneficially owned by fewer than 100 persons.

      Any transfer of shares of Equity Securities that would (i) cause any person to beneficially or constructively own shares of Equity Securities in excess of the Ownership Limit, (ii) result in the shares of Equity Securities being owned by fewer than 100 persons, (iii) result in the FSP Corp. being "closely held' within the meaning of section 856(h) of the Code, or (iv) otherwise cause FSP Corp. to fail to qualify as a real estate investment trust, shall be null and void, and the intended transferee will acquire no rights to the shares of Equity Securities.

      The restriction on transferability and ownership described in (i) above will not apply if the FSP Board, in its sole and absolute discretion, waives the application of the Ownership Limit to a person subject to such limit, provided that (A) the FSP Board obtains such representations and undertakings from such person and any other person as the FSP Board may deem appropriate and (B) such person agrees in writing that any violation or attempted violation of such representations or undertakings or any other action which is contrary to the restrictions imposed by the Articles will result in the treatment, to the extent necessary to cure such violation or action, of the Equity Shares owned by such person as Excess Shares (as defined below).

      If any purported transfer of Equity Securities or other event resulting in an increase in any holder's percentage interest in Equity Securities would cause a purported transferee or holder to be in violation of the Ownership Limit or would cause FSP Corp. to be disqualified as a real estate investment trust, then the purported transferee or holder (the "Prohibited Owner") shall not acquire or shall cease to own, as the case may be, such number of shares in excess of the Ownership Limit (the "Excess Shares"). Any Excess Shares will be transferred automatically to a trust, the beneficiary of which will be one or more qualified charitable organizations selected by FSP Corp. Such automatic transfer shall be deemed to be effective as of the close of business on the business day prior to the date of such violative transfer or event.

      FSP Corp. will appoint the trustee of the trust (who will be unaffiliated with FSP Corp. and any Prohibited Owner). The trustee will be required to designate one or more persons who could own such Excess Shares without violating the Ownership Limit or causing FSP Corp. to be disqualified as a company ("Permitted Transferees") and to use best efforts to sell such Excess Shares to such Permitted Transferees.

      Excess Shares held in the trust shall be deemed to have been offered for sale to FSP Corp., or its designee, at a price per share equal to the lesser of
(i) in the case of Excess Shares resulting from a purchase, the price per share in the transaction that resulted in such purchase or, in the case of Excess Shares resulting from any event other than a purchase, the market price on the date of such event or (ii) the market price on the date FSP Corp., or its designee, accepts such offer. FSP Corp. will have the right to accept such offer for a period ending upon the sale by the trustee to one or more Permitted Transferees.

      All certificates representing shares of Equity Securities will bear a legend referring to the restrictions described above.

      FSP Corp. is required to keep such records as will disclose the actual ownership of its outstanding shares of Equity Securities. Accordingly, to enable FSP Corp. to comply with such record keeping requirements, each record and beneficial owner of Equity Securities will, upon demand, be required to disclose to FSP Corp. in writing such information as FSP Corp. may request in order to determine FSP Corp.'s status as a real estate investment trust, to comply with the requirements of any taxing authority or governmental agency and to ensure compliance with the Ownership Limit.

      The ownership limitations described above could have the effect of delaying, deferring or preventing a change of control of FSP Corp. in which holders of FSP Common Stock might receive a premium for their shares over the then prevailing market price.

Unregistered Shares

      The shares of FSP Common Stock to be issued as Merger Consideration have not been registered under the Securities Act, and FSP Corp. has no present plan to effect such registration. Accordingly, the shares of FSP Common Stock to be issued as Merger Consideration must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available pursuant to the rules of the Commission.

Redemption

      The Articles provide that on an annual basis FSP Corp. will use its best efforts to redeem any shares of FSP Common Stock from holders desiring to sell them. Any holder wishing to take advantage of this opportunity must so request no later than July 1 of any year for a redemption that would be effective the following January 1. The purchase price paid by FSP Corp. will be 90% of the fair market value of the shares purchased, as determined by the FSP Board in its sole and absolute discretion after consultation with an adviser selected by the FSP Board.

      FSP Corp. will not redeem any shares of FSP Common Stock pursuant to this provision if:

      o     FSP Corp. is insolvent or the redemption would render FSP Corp.
            insolvent;

      o     The redemption would impair the capital or operations of FSP Corp.;

      o The redemption would contravene any provision of federal or state securities laws;

      o The redemption would result in FSP Corp.'s failing to qualify as a real estate investment trust; or

      o The FSP Board determines that the redemption would otherwise not be in the best interests of FSP Corp.

      If FSP Corp. is unable to purchase any shares of FSP Common Stock offered for redemption, FSP Corp. will use its best efforts to arrange for a purchase by a third party or parties, each of whom must be an accredited investor within the meaning of Regulation D and must have a pre-existing relationship with FSP Corp. In addition, FSP Corp. will have the right to satisfy its obligation to effect redemption by arranging for a purchase by such a third party or parties at the redemption price.

      FSP Corp. has no obligations to redeem shares of FSP Common Stock during any period that the FSP Common Stock is listed for trading on a national securities exchange or the NASDAQ National Market System.

Classification of the FSP Board

      The Bylaws provide that the number of directors of FSP Corp. shall be as set forth in the Articles or as may be established by the FSP Board but may not be fewer than one. Any vacancy will be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the directors then in office. FSP Stockholders may elect a director to fill a vacancy on the FSP Board which results from the removal of a director.

      Pursuant to the terms of the Articles, the directors are divided into three classes. One class holds office for a term expiring at the annual meeting of stockholders to be held in 2003, another class holds office for a term expiring at the annual meeting of stockholders to be held in 2004 and another class holds office for a term expiring at the annual meeting of stockholders to be held in 2005. As the term of each class expires, directors in that class will be elected for a term of three years. FSP Corp. believes that classification of the FSP Board will help to assure the continuity and stability of FSP Corp.'s business strategies and policies as determined by the FSP Board.

      The classified director provision could have the effect of making the removal of incumbent directors more time-consuming and difficult, which could discourage a third party from making a tender offer or otherwise attempting to obtain control of FSP Corp., even though such an attempt might be beneficial to FSP Corp. and FSP Stockholders. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the FSP Board. Thus, the classified board provision could increase the likelihood that incumbent directors will retain their positions. Further, holders of shares of FSP Common Stock will have no right to cumulative voting for the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of shares of FSP Common Stock will be able to elect all of the successors of the class of directors whose term expires at that meeting.

           QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

      FSP Corp. was not a party to derivative financial instruments at or during the year ended December 31, 2001. FSP Corp. was not a party to derivative financial instruments at or during the nine months ended September 30, 2002.

      FSP Corp. borrows from time to time upon its line of credit. These borrowings bear interest at a variable rate. As of September 30, 2002, $50 million was outstanding under the line of credit. FSP Corp. uses the funds it draws on its line of credit only for the purpose of making interim mortgage loans to Sponsored REITs. These mortgage loans bear interest at the same variable rate payable by FSP Corp. under its line of credit. Therefore, FSP Corp. believes that it has mitigated its interest rate risk with respect to its borrowings.

           CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
                            AND FINANCIAL DISCLOSURE

      On October 11, 2001, the FSP Partnership (the predecessor to FSP Corp.) dismissed BDO Seidman, LLP as its independent certified public accountant. The reports of BDO Seidman on the FSP Partnership's financial statements for the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2000 and 1999 and any subsequent interim period preceding the dismissal, there were (i) no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, would have caused it to make reference to the subject matter of the disagreements in connection with its reports and (ii) no reportable events as defined in Regulation S-K Item 304(a)(1)(iv). The executive officers of the FSP General Partner, the general partner of the FSP Partnership, approved the change of accountants.

      The FSP Partnership solicited proposals from various accounting firms and following review of such proposals engaged PricewaterhouseCoopers LLP to act as the FSP Partnership's independent certified public accountants effective October 11, 2001. During the fiscal years ended December 31, 2000 and 1999 and any subsequent interim period preceding the engagement, the FSP Partnership did not consult PricewaterhouseCoopers regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the FSP Partnership's financial statements, or any matter that was the subject of a disagreement or a reportable event.

                      BENEFICIAL OWNERSHIP OF VOTING STOCK

      The following table sets forth the beneficial ownership of FSP's Common Stock as of January 1, 2003 (1) by each director, (2) by each of the executive officers named in the Summary Compensation Table set forth below (the "Named Executive Officers") and (3) by all current directors and executive officers as a group. To FSP Corp.'s knowledge, no person or group beneficially owns more than five percent of the FSP Common Stock.

                                               Number of
                                                 Shares      Percentage of
                                              Beneficially    Outstanding
                                                Owned(1)    Common Stock(2)
                                             ------------   ---------------


Barry Silverstein(3) ....................    1,148,878.50         4.66%
Dennis J. McGillicuddy(4)................      990,325.75         4.02%
George J. Carter(5)......................      775,239.35         3.15%
Richard R. Norris(6).....................      262,231.13         1.06%
R. Scott MacPhee.........................      372,160.10         1.51%
William W. Gribbell......................      129,470.35           *
Barbara J. Corinha.......................       25,376.72           *
Janet P. Notopoulos......................       12,282.61           *
All current directors and executive
officers as a group (8 persons)..........    3,715,965.01        15.09%

----------
* Less than 1%.

(1) FSP Corp. does not have any outstanding stock options or other securities convertible into FSP Common Stock. Each person has sole investment and voting power with respect to the shares indicated as beneficially owned, except as otherwise noted. The inclusion herein of shares as beneficially owned does not constitute an admission of beneficial ownership.

(2) Based upon approximately 24,630,247 shares outstanding as of January 1, 2003.

(3) Comprised of shares held by Silverstein Investments Limited Partnership III, JMB Family Limited Partnership and MSTB Family Limited Partnership. Mr. Silverstein is a limited partner of Silverstein Investments Limited Partnership III and is the General Partner of JMB Family Limited Partnership and MSTB Family Limited Partnership. Mr. Silverstein has power to vote all shares held by these partnerships.

(4) Comprised of shares held by McGillicuddy Investments Limited Partnership III and McGillicuddy Family Limited Partnership. Mr. McGillicuddy is a limited partner of McGillicuddy Investments Limited Partnership III and is the General Partner of McGillicuddy Family Limited Partnership and a limited partner through McGillicuddy Investments Limited Partnership III. Mr. McGillicuddy has power to vote all shares held by these partnerships.

(5) Comprised of shares held by Mr. Carter and his spouse, Judith I Carter, with whom Mr. Carter shares investment and voting power.

(6) Includes 248,580.13 shares of FSP Common Stock owned by the Richard R. Norris Living Trust and 7,988 shares of FSP Common Stock owned by the Karen C. Norris Living Trust, which Mr. Norris may be deemed to beneficially own. Also includes 5,663.50 shares of FSP Common Stock owned by Gretchen D. Norris as to which Mr. Norris has power of attorney but as to which Mr. Norris disclaims beneficial ownership. Mr. Norris has power to vote all shares other than 7,988 shares of FSP Common Stock held by the Karen C. Norris Living Trust.

                             EXECUTIVE COMPENSATION

Summary Compensation

      The following Summary Compensation Table sets forth certain information concerning the compensation for each of the last three fiscal years of (1) the Chief Executive Officer (the "CEO") of FSP Corp. as of December 31, 2001 and (2) the four most highly compensated executive officers (other than the CEO) whose total annual salary and bonus exceeded $100,000 and who were serving as executive officers at the end of 2001 (collectively, the "Named Executive Officers").

                                                               Annual Compensation(1)
                                                     -------------------------------------------
                                                                                      Other
                                           Fiscal                                    Annual            All Other
Name and Principal Position                 Year       Salary        Bonus       Compensation(2)    Compensation(3)
---------------------------                 ----       ------        -----       ---------------    ---------------

George J.  Carter.....................      2001     $120,000       $ 39,652               --         $  815,585(4)
President and Chief Executive Officer       2000     $120,000       $ 40,746               --         $1,703,770(5)
                                            1999     $120,000       $ 80,000               --         $    6,000(6)

Richard R.  Norris....................      2001           --       $ 21,428       $2,298,737         $  448,436(7)
Executive Vice President                    2000           --       $  5,453       $1,545,750         $  233,190(8)
                                            1999           --             --       $  849,330         $    6,000(6)

R.  Scott MacPhee.....................      2001           --       $ 11,023       $2,202,483         $  232,196(9)
Executive Vice President                    2000           --       $  4,329       $  981,338         $  186,360(10)
                                            1999           --             --       $  849,553         $    6,000(6)

William W.  Gribbell..................      2001           --       $  7,021       $  898,993         $  152,274(11)
Executive Vice President                    2000           --       $  2,176       $  701,358         $   96,680(12)
                                            1999           --             --       $  404,822         $    6,000(6)

Barbara J.  Corinha...................      2001     $ 60,000       $192,974               --         $   66,500(13)
Vice President, Chief Operating Officer,    2000     $ 60,000       $161,200               --         $   56,000(14)
Treasurer and Secretary                     1999     $ 50,000       $125,000               --         $    6,000(6)

(1) Amounts reported represent annual compensation paid to the Named Executive Officers by the FSP Partnership, FSP Corp.'s predecessor.

(2) Consists of brokerage commissions paid by FSP Investments in respect of the sale of securities of Sponsored REITs and Sponsored Partnerships.

(3) The FSP Partnership issued FSP Units to all executive officers in April 2000 and July 2001, valued at $10 per FSP Unit and $11.50 per FSP Unit, respectively, as part of their annual compensation. The valuations of $10 and $11.50 per FSP Unit were determined in good faith by the FSP General Partner, the general partner of the FSP Partnership. The value of $10 had been ascribed to each FSP Unit in connection with certain mergers that were effective January 1, 2000 in which the FSP Partnership acquired several of the limited partnerships whose offerings FSP Investments had previously sponsored, and no material changes in the financial condition or results of the FSP Partnership had occurred between that date and April 1, 2000. The value of $11.50 per FSP Unit was determined by the general partner based on the value ascribed to each FSP Unit in connection with certain mergers that were effective October 1, 2000 in which the FSP Partnership acquired several of the limited partnerships whose offerings FSP Investments had previously sponsored, and no material changes in the financial condition or results of the FSP Partnership had occurred between that date and July 1, 2001.

(4) Includes $800,000 in FSP Units, a $6,500 FSP Partnership contribution to a Simple IRA plan and $9,085 of life insurance.

(5) Includes $1,697,770 in FSP Units and a $6,000 FSP Partnership contribution to a Simple IRA plan.

(6)   Represents a FSP Partnership contribution to a Simple IRA plan.

(7) Includes $423,320 in FSP Units, a $6,500 FSP Partnership contribution to a Simple IRA plan and $9,616 of life insurance.

(8) Includes $227,190 in FSP Units and a $6,000 FSP Partnership contribution to a Simple IRA plan.

(9) Includes $222,400 in FSP Units, a $6,500 FSP Partnership contribution to a Simple IRA plan and $3,296 of life insurance.

(10) Includes $180,360 in FSP Units and a $6,000 FSP Partnership contribution to a Simple IRA plan.

(11) Includes $145,280 in FSP Units, a $6,500 FSP Partnership contribution to a Simple IRA plan and $494 of life insurance.

(12) Includes $90,680 in FSP Units and a $6,000 FSP Partnership contribution to a Simple IRA plan.

(13) Includes $60,000 in FSP Units and a $6,500 FSP Partnership contribution to a Simple IRA plan.

(14) Includes $50,000 in FSP Units and a $6,000 FSP Partnership contribution to a Simple IRA plan.

Option Grants, Option Exercises and Holdings

      No options or stock appreciation rights ("SARs") were granted to any of the Named Executive Officers during 2001. FSP Corp. does not have any outstanding stock options or SARs, and therefore, there were no stock options or SARs exercised by any of the Named Executive Officers during 2001.

      In July 2002, FSP Corp. issued 43,998.54 shares of FSP Common Stock to R. Scott MacPhee, an Executive Vice President of FSP Corp. and an Executive Vice President of each Target REIT, pursuant to FSP Corp.'s 2002 Stock Incentive Plan. All other executive officers of FSP Corp., including executive officers who are also members of the FSP Board, who were also eligible for grants of stock awards requested that they not be considered for such grants due to the current economic climate and FSP Corp.'s current challenges in meeting those challenges for the remainder of fiscal 2002.

Certain Relationships and Related Transactions

      Messrs. Carter, MacPhee, Norris and Gribbell and Mses. Corinha and Notopoulos, each of whom is an executive officer of FSP Corp., serve, at the request of FSP Corp., as executive officers and, except for Ms. Notopoulos, directors of each of the Sponsored REITs. None of such persons receives any remuneration from the Sponsored REITs for such service.

      FSP Investments, a wholly owned subsidiary of FSP Corp., provides syndication and real estate acquisition advisory services for the Sponsored REITs. Fees from Sponsored REITs for property acquisition services amounted to approximately $3,082,000 for the year ended December 31, 2001 and $777,000 for the nine months ended September 30, 2002. Sales commissions earned from the sale of Sponsored REIT preferred shares amounted to approximately $13,000,000 for the year ended December 31, 2001 and $9,890,000 for the nine months ended September 30, 2002.

      During 2001 and the first nine months of 2002, FSP Corp. provided interim financing for the purchase of certain Sponsored REIT properties prior to completion of the Sponsored REITs' private equity offerings. The Sponsored REITs paid FSP Corp. financing commitment fees of approximately $9,618,000 for the year ended December 31, 2001 and $8,424,000 for the nine months ended September 30, 2002. Interest income earned from the Sponsored REITs amounted to approximately $549,000 for the year ended December 31, 2001 and $779,300 for the nine months ended September 30, 2002. The interest rate charged by FSP Corp. to the Sponsored REITs is equal to the interest rate paid by FSP Corp. to Citizens Bank for borrowings under its line of credit. Therefore, FSP Corp. does not realize any significant profit from interest on the loans. All loans to Sponsored REITs were evidenced by promissory notes and were paid in full upon closing of the applicable Sponsored REIT's private equity offering during 2001 or 2002. In addition, one loan which was made to a Sponsored REIT during 2000 and was outstanding at December 31, 2000, was paid in full during 2001. The following table summarizes these interim financing transactions:

                                    Total
                                   Financing                          Amount
             Original             Commitment   Interest             Outstanding
            Principal   Average      Fees       Income                as of
 Date       Amount of  Interest   Earned by  Earned by   Date of    December
of Loan        Note      Rate     FSP Corp.   FSP Corp.  Repayment   31, 2002
-------        ----      ----     ---------   ---------  ---------   --------

12/14/00   $16,500,000   8.93%      $669,500    $56,116   02/01/01      $0
03/02/01   $21,000,000   8.42%      $965,625    $76,758   03/30/01      $0
05/24/01   $42,150,000   6.57%    $1,931,250   $128,362   06/28/01      $0
09/13/01   $16,000,000   6.58%    $1,150,000    $15,665   09/17/01      $0
09/14/01   $39,000,000   6.22%    $2,760,000   $227,227   11/01/01      $0
12/04/01   $30,150,000   5.56%    $2,141,875    $44,806   12/14/01      $0
03/1/02    $20,360,000   4.75%    $1,437,500     $8,059     3/6/02      $0
04/23/02   $17,000,000   4.75%    $1,184,500    $18,371     5/1/02      $0
05/22/02   $32,250,000   4.75%    $2,300,000    $96,960    6/27/02      $0
06/3/02    $22,300,000   4.75%    $1,581,250    $78,123     8/1/02      $0
8/26/02    $26,000,000   4.75%    $1,920,500    $28,886     9/3/02      $0
9/29/02    $51,500,000   4.50%    $3,657,000   $240,445   12/23/02      $0

      Total asset management fee income from the Sponsored REITs amounted to approximately $150,000 for the year ended December 31, 2001and $283,000 for the nine months ended September 30, 2002. Asset management fees are approximately 1% of collected rents for both periods.

      Aggregate fees charged to the Sponsored REITs amounted to approximately $26,399,000 for the year ended December 31, 2001 and $19,280,000 for the nine months ended September 30, 2002.

      FSP Corp. has arranged for Citizens Bank to provide a line of credit for FSP Corp.'s senior officers in the maximum aggregate amount of $3,000,000. The borrowings under this line of credit are for the purpose of paying income taxes on equity interests in FSP Corp. issued to such senior officers as compensation. Loans under this line of credit have a term of one year and bear interest at the bank's prime rate plus 50 basis points. Loans of $1,803,000 in the aggregate were outstanding to senior officers at September 30, 2002. Each borrower has secured the loan by pledging shares of FSP's Common Stock having an aggregate fair market value at the time of the loan of no less than twice the principal amount of the loan. FSP Corp. initially agreed to purchase from Citizens Bank any loan on which the borrower defaults. Following the purchase of the loan, FSP Corp. would have the same rights as Citizens Bank, including the right to foreclose on the pledged stock or to recover the outstanding amount of the loan from the officer/borrower. In order to comply with the Sarbanes-Oxley Act of 2002, FSP Corp. has informed Citizens Bank and its senior officers that it will no longer agree to guarantee any future loans. As of December 31, 2002, all repurchase agreements have been terminated and FSP Corp. has no obligation relating to such loans from Citizens to Bank to senior officers.

      Mr. Carter's son, Jeffrey B. Carter, is Director of Acquisitions for FSP Investments. During 2001, he received total compensation (including salary, cash bonus and contribution to a Simple IRA plan) of $181,200. For the nine months ended September 30, 2002, he received total compensation of $201,250.

      Mr. Norris's son, Adam R. Norris, is a sales assistant for FSP Investments. During 2001, he received total compensation (including salary, cash bonus and contribution to a Simple IRA plan) of $187,551. For the nine months ended September 30, 2002, he received total compensation of $196,820.

Employment Agreements

      FSP Corp. is not a party to any employment agreement with any of the Named Executive Officers.

Compensation of Directors

      None of FSP Corp.'s directors receives compensation for his or her services as a director. FSP Corp. reimburses Messrs. McGillicuddy and Silverstein for expenses incurred by them in connection with attendance at Board meetings.

                        DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth the names, ages and positions of all Directors and Executive Officers of FSP Corp. as of December 15, 2002.

          Name                      Age             Position
          ----                      ---             --------

George J. Carter (5)                54    President, Chief Executive Officer and
                                          Director

Barbara J. Corinha (1),(2),(4)      46    Vice President, Chief Operating
                                          Officer, Treasurer, Secretary and
                                          Director

R.  Scott MacPhee                   45    Executive Vice President

Richard R.  Norris (5)              59    Executive Vice President and Director

William W.  Gribbell                43    Executive Vice President

Janet Prier Notopoulos (1),(3)      55    Vice President and Director

Barry Silverstein (2),(4)           69    Director

Dennis J.  McGillicuddy (2),(3)     61    Director


----------
(1)   Member of the Audit Committee
(2)   Member of the Compensation Committee
(3)   Class I Director
(4)   Class II Director
(5)   Class III Director

      George J. Carter, age 54, is President, Chief Executive Officer and a Director of FSP Corp. and is responsible for all aspects of the business of FSP Corp. and its affiliates, with special emphasis on the evaluation, acquisition and structuring of real estate investments. Prior to the Conversion, he was President of the General Partner and was responsible for all aspects of the business of the FSP Partnership and its affiliates. From 1992 through 1996 he was President of Boston Financial Securities, Inc. ("Boston Financial"). Prior to joining Boston Financial, Mr. Carter was owner and developer of Gloucester Dry Dock, a commercial shipyard in Gloucester, Massachusetts. From 1979 to 1988, Mr. Carter served as Managing Director in charge of marketing of First Winthrop Corporation, a national real estate and investment banking firm headquartered in Boston, Massachusetts. Prior to that, he held a number of positions in the brokerage industry including those with Merrill Lynch & Co. and Loeb Rhodes & Co. Mr. Carter is a graduate of the University of Miami (B.S.). Mr. Carter is a NASD General Securities Principal (Series 24) and holds a NASD Series 7 general securities license.

      Barbara J. Corinha, age 46, is the Vice President, Chief Operating Officer, Treasurer, Secretary and a Director of FSP Corp. In addition, Ms. Corinha has as her primary responsibility, together with Mr. Carter, the management of all operating business affairs of FSP Corp. and its affiliates. Prior to the Conversion, Ms. Corinha was the Vice President, Chief Operating

Officer, Treasurer and Secretary of the General Partner. From 1993 through 1996, she was Director of Operations for the private placement division of Boston Financial. Prior to joining Boston Financial, Ms. Corinha served as Director of Operations for Schuparra Securities Corp. and as the Sales Administrator for Weston Financial Group. From 1979 through 1986, Ms. Corinha worked at First Winthrop Corporation in administrative and management capacities; including Office Manager, Securities Operations and Partnership Administration. Ms. Corinha attended Northeastern University and the New York Institute of Finance. Ms. Corinha is a NASD General Securities Principal (Series 24). She also holds other NASD supervisory licenses including Series 4 and Series 53, and a NASD Series 7 general securities license.

      R. Scott MacPhee, age 45, is an Executive Vice President of FSP Corp. and has as his primary responsibility the direct equity placement of the Sponsored Entities. Prior to the Conversion, Mr. MacPhee was an Executive Vice President of the General Partner. From 1993 through 1996 he was an executive officer of Boston Financial. From 1985 to 1993 Mr. MacPhee worked at Winthrop Financial Associates. Mr. MacPhee attended American International College. Mr. MacPhee holds a NASD Series 7 general securities license.

      Richard R. Norris, age 59, is an Executive Vice President and a Director of FSP Corp. and has as his primary responsibility the direct equity placement of the Sponsored Entities. Prior to the Conversion, Mr. Norris was an Executive Vice President of the General Partner. From 1993 through 1996 he was an executive officer of Boston Financial. From 1983 to 1993 Mr. Norris worked at Winthrop Financial Associates. Prior to that, he worked at Arthur Young & Company (subsequently named Ernst & Young through a merger). Mr. Norris is a graduate of Bowdoin College (B.A.) and Northeastern University (M.S.). Mr. Norris holds a NASD Series 7 general securities license.

      William W. Gribbell, age 43, is an Executive Vice President of FSP Corp. and has as his primary responsibility the direct equity placement of the Sponsored Entities. Prior to the Conversion, Mr. Gribbell was an Executive Vice President of the General Partner. From 1993 through 1996 he was an executive officer of Boston Financial. From 1989 to 1993 Mr. Gribbell worked at Winthrop Financial Associates. Mr. Gribbell is a graduate of Boston University (B.A.). Mr. Gribbell holds a NASD Series 7 general securities license.

      Janet Prier Notopoulos, age 55, is a Vice President and a Director of FSP Corp. and President of FSP Property Management LLC and has as her primary responsibility the oversight of the management of the real estate assets of FSP Corp. and its affiliates. Prior to the Conversion, Ms. Notopoulos was a Vice President of the General Partner. Prior to joining Franklin Street Partners in 1997, Ms. Notopoulos was a real estate and marketing consultant for various clients. From 1975 to 1983, she was Vice President of North Coast Properties, Inc., a Boston real estate investment company. Between 1969 and 1973, she was a real estate paralegal at Goodwin, Procter & Hoar. Ms. Notopoulos is a graduate of Wellesley College (B.A.) and the Harvard School of Business Administration (M.B.A).

      Barry Silverstein, age 69, is a Director and a member of the Compensation Committee. Mr. Silverstein took his law degree from Yale University in 1957 and subsequently held positions as attorney/officer/director of various privately-held manufacturing companies in Chicago, Illinois. After selling those interests in 1964, he moved to Florida to manage his own portfolio and to teach at the University of Florida Law School. In 1968, Mr. Silverstein became the principal founder and shareholder in Coaxial Communications, a cable television company. Initially operating in small, rural communities in the southeast, Coaxial expanded its operations to Columbus, Ohio, the suburbs of Cincinnati, Ohio, and St. Paul, Minnesota, as well as smaller systems in West Virginia, Kentucky and Illinois. In 1998 and 1999, Coaxial sold its cable systems, and Mr. Silverstein retired from the cable television business.

      Dennis McGillicuddy, age 61, is a Director and the Chairman of the Compensation Committee. Mr. McGillicuddy graduated from the University of Florida with a B.A. degree and in 1966 he graduated from the University of Florida Law School with a J.D. degree. In 1968, Mr. McGillicuddy joined Barry Silverstein in founding Coaxial Communications, a cable television company. Initially operating in small, rural communities in the southeast, Coaxial expanded its operations to Columbus, Ohio, the suburbs of Cincinnati, Ohio, and St. Paul, Minnesota, as well as smaller systems in West Virginia, Kentucky and Illinois. In 1998 and 1999, Coaxial sold its cable systems, and Mr. McGillicuddy retired from the cable television business. Mr. McGillicuddy has served on the boards of various charitable organizations. He is currently president of the Board of Trustees of Florida Studio Theater, a professional non-profit theater organization. Also, Mr. McGillicuddy is an officer and board member of The Florida Winefest and Auction Inc., a Sarasota-based charity, which provides funding for programs of local charities that deal with disadvantaged children and their families.

      Each of the above executive officers other than Ms. Notopoulos began working for the FSP Partnership at its inception in 1997. Ms. Notopoulos was employed as a consultant by the FSP Partnership commencing in March 1997 and became a full-time employee on January 1, 1998.

      There are no family relationships among any of the executive officers and directors.

                         NO DISSENTERS' APPRAISAL RIGHTS

      FSP Stockholders who object to the Mergers will have no dissenters' appraisal rights under state law.

                   BUSINESS AND PROPERTIES OF THE Target REITs

      Each Target REIT was formed for the purpose of acquiring, developing and operating its property. The principal investment objectives of the Target REITs are to provide their Target REIT Stockholders with regular quarterly cash distributions; to obtain long-term appreciation in the value of their property; and to preserve and protect their Target REIT Stockholders' capital. The Target REITs share executive offices with FSP Corp. Each Target Board believes the property owned by its related Target REIT is adequately covered by insurance.

      The following table sets forth the average percentage of leased space and average rent per square foot for each property owned by the Target REITs for the years ended December 31, 1999, 2000 and 2001 (to the extent applicable) and the nine months ended September 30, 2002 .

                                                        Weighted Annual Average
                                                           Rent/Net Rentable
        Target REIT         Percentage of Leased Space        Square Foot
        -----------         --------------------------        -----------

        Forest Park
--------------------------------------------------------------------------------
December 31, 1999                      65.3%                     $6.19
December 31, 2000                      88.1%                    $10.78
December 31, 2001                      88.1%                    $13.90
September 30, 2002                     87.1%                    $13.85
--------------------------------------------------------------------------------

         The Gael
--------------------------------------------------------------------------------
December 31, 2000                      97.6%                     $0.00
December 31, 2001                      98.6%                    $13.78
September 30, 2002                     94.1%                    $14.19
--------------------------------------------------------------------------------

         Goldentop
--------------------------------------------------------------------------------
December 31, 2000                     100%                      $17.13
December 31, 2001                     100%                      $17.25
September 30, 2002                    100%                      $16.96
--------------------------------------------------------------------------------

        Centennial
--------------------------------------------------------------------------------
December 31, 2000                     100%                      $14.37
December 31, 2001                     100%                      $16.41
September 30, 2002                    100%                      $16.46
--------------------------------------------------------------------------------

       Meadow Point
--------------------------------------------------------------------------------
December 31, 2001                     100%                      $25.84
September 30, 2002                    100%                      $27.51
--------------------------------------------------------------------------------

        Timberlake
--------------------------------------------------------------------------------
December 31, 2001                     100%                      $25.72
September 30, 2002                    100%                      $25.91
--------------------------------------------------------------------------------

        Federal Way
--------------------------------------------------------------------------------
December 31, 2001                     100%                      $14.65
September 30, 2002                    100%                      $14.52
--------------------------------------------------------------------------------

        Fair Lakes
--------------------------------------------------------------------------------
December 31, 2001                     100%                      $29.88
September 30, 2002                    100%                      $30.97
--------------------------------------------------------------------------------

      Northwest Point
--------------------------------------------------------------------------------
December 31, 2001                     100%                      $26.86
September 30, 2002                    100%                      $30.56
--------------------------------------------------------------------------------

      Timberlake East
--------------------------------------------------------------------------------
September 30, 2002                     92.2%                    $25.56
--------------------------------------------------------------------------------

         Merrywood
--------------------------------------------------------------------------------
September 30, 2002                     94.7%                    $11.62
--------------------------------------------------------------------------------

       Plaza Ridge I
--------------------------------------------------------------------------------
September 30, 2002                    100%                      $32.40
--------------------------------------------------------------------------------

         Park Ten
--------------------------------------------------------------------------------
September 30, 2002                    100%                      $22.86
--------------------------------------------------------------------------------

      The following table sets forth for each property owned by the Target REITs (other than The Gael and Merrywood, which own apartment complexes), the number of tenants leasing 10% or more of the rentable square feet, the nature of the business of such tenant and the principal businesses, occupations and professions carried on in the property:

-----------------------------------------------------------------------------------------------------------
                Number of
                 Tenants
               Leasing 10%
               or More of                                                 Principal Businesses Carried
Target REIT       Space         Nature of Tenants' Business                   on in the Property
-----------------------------------------------------------------------------------------------------------
Forest Park       Two          Humanitarian organization               Fundraising and disaster relief
                                                                       efforts, though no logistic efforts
                                                                       are performed on the property
-----------------------------------------------------------------------------------------------------------
                               Wireless telephone service provider     General office and sales use
-----------------------------------------------------------------------------------------------------------
Goldentop         One          Defense contractor                      Research and development
-----------------------------------------------------------------------------------------------------------
Centennial        Two          Provider of computing and imaging       Accounting and financial
                               solutions for business and home         administration
-----------------------------------------------------------------------------------------------------------
                               Hearing aid manufacturing and related   Hearing aid manufacturing
                               services
-----------------------------------------------------------------------------------------------------------
Meadow Point      One          Information technology product and      Information technology consulting
                               services provider                       services on a contract basis
-----------------------------------------------------------------------------------------------------------
Timberlake        Two          Reinsurance                             General administration of
                                                                       reinsurance business
-----------------------------------------------------------------------------------------------------------
                               Provider of software products and       Providing consulting and
                               services to communications companies    information technology services to
                                                                       communications companies and
                                                                       general office administration
-----------------------------------------------------------------------------------------------------------
Federal Way       One          Forest products                         Forest products
-----------------------------------------------------------------------------------------------------------
Fair Lakes        One          Consulting  services                    Professional services
-----------------------------------------------------------------------------------------------------------
Northwest Point   One          Communications and electronics          Research, development and
                                                                       manufacture of electronics for
                                                                       automobile system suppliers
-----------------------------------------------------------------------------------------------------------
Timberlake East   Four         Provider of computer software and       Consulting, sales and administration
                               consulting
-----------------------------------------------------------------------------------------------------------
                               Provider of application management      Research and development of
                               solutions                               applications software and general
                                                                       office administration
-----------------------------------------------------------------------------------------------------------
                               Reinsurance                             General office and sales use for
                                                                       reinsurance business
-----------------------------------------------------------------------------------------------------------
                               Securities broker                       Retail securities brokerage and
                                                                       financial consulting
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                Number of
                 Tenants
               Leasing 10%
               or More of                                                 Principal Businesses Carried
Target REIT       Space         Nature of Tenants' Business                   on in the Property
-----------------------------------------------------------------------------------------------------------
Plaza Ridge I     Two          Project management and systems          Research, development and sales of
                               engineering                             information systems and contract
                                                                       administration
-----------------------------------------------------------------------------------------------------------
                               Engineering and information systems     Engineering consulting firm
-----------------------------------------------------------------------------------------------------------
Park Ten          Two          Oil and gas design and project          Design, development and management
                               management; home construction           of offshore oil structures, on
                                                                       shore production facilities and
                                                                       pipelines
-----------------------------------------------------------------------------------------------------------
                               Home construction                       Development of affordable luxury
                                                                       housing
-----------------------------------------------------------------------------------------------------------

      The following table sets forth, for each tenant leasing 10% or more of the space in the properties owned by the Target REITs, the principal provisions of their leases (other than The Gael and Merrywood, which own apartment complexes):

                                                    Current Base
                                                    Rent Per
Target REIT         Tenant                          Annum         Expiration Date      Renewal Options
------------------------------------------------------------------------------------------------------------------------------------

Forest Park         American Red Cross              $630,479      February 28, 2009    Three 5-year options to renew at fair market
                                                                                       rent
------------------------------------------------------------------------------------------------------------------------------------
                    CELLCO, DBA Verizon             $150,371      February 28, 2009    One 5-year option to extend
------------------------------------------------------------------------------------------------------------------------------------
Goldentop           Northrop Grumman                $2,057,052    June 30, 2007        Three 5-year options to renew at 95% of fair
                                                                                       market rent
------------------------------------------------------------------------------------------------------------------------------------
Centennial          Hewlett-Packard                 $1,121,706    February 28, 2010    Three 3-year options to renew
------------------------------------------------------------------------------------------------------------------------------------
                    Starkey Laboratories, Inc.      $172,463      June 30, 2004        One 5-year option to renew
------------------------------------------------------------------------------------------------------------------------------------
Meadow Point        CACI, Inc. - Federal            $3,176,238    November 30, 2009    Two 5-year options to renew at 95% of fair
                                                                                       market rent
------------------------------------------------------------------------------------------------------------------------------------
Timberlake          Reinsurance Group of America,   $2,144,533    August 31, 2009      Two 5-year options to renew, right of first
                    Inc.                                                               offer to purchase building
------------------------------------------------------------------------------------------------------------------------------------
                    AMDOCS, Inc.                    $3,011,982    May 31, 2006         Two 5-year options to renew
------------------------------------------------------------------------------------------------------------------------------------
Federal Way         Weyerhaeuser Company            $1,682,207    September 13, 2006   Two 5-year options to renew
------------------------------------------------------------------------------------------------------------------------------------
Fair Lakes          International Business          $3,876,743    December 31, 2009    Two 5-year options to renew
                    Machines Corporation
------------------------------------------------------------------------------------------------------------------------------------
Northwest Point     Motorola                        $2,955,130    March 31, 2010       Two options to extend the term for either
                                                                                       three or five years
------------------------------------------------------------------------------------------------------------------------------------

                                                    Current Base
                                                    Rent Per
Target REIT         Tenant                          Annum         Expiration Date      Renewal Options
------------------------------------------------------------------------------------------------------------------------------------

Timberlake East     Computer Associates             $619,245      May 31, 2005         Two 3-year options to renew at 95% of fair
                    International, Inc.                                                market value
------------------------------------------------------------------------------------------------------------------------------------
                    Quest Software, Inc.            $628,144      October 31, 2006     One 5-year option to renew
------------------------------------------------------------------------------------------------------------------------------------
                    Reinsurance Group of America,   $375,599      August 31, 2009      Two 5-year options to renew
                    Inc.
------------------------------------------------------------------------------------------------------------------------------------
                    Prudential Securities           $361,107      December 31, 2010    One 5-year options to renew at 95% of fair
                    Incorporated                                                       market value
------------------------------------------------------------------------------------------------------------------------------------
Plaza Ridge I       Scitor Corporation              $2,943,120    June 30, 2012        Two 5-year options to renew
------------------------------------------------------------------------------------------------------------------------------------
                    Juniper Networks, Inc.          $1,740,494    April 13, 2009       One 5-year options to renew
------------------------------------------------------------------------------------------------------------------------------------
Park Ten            Mustang Engineering, L.P.       $2,791,777    February 28, 2007    Two 5-year options to renew
------------------------------------------------------------------------------------------------------------------------------------
                    TMI, Inc. aka Trendmaker Homes  $430,559      April 30, 2010       Two 5-year options to renew at 95% of fair
                                                                                       market value
------------------------------------------------------------------------------------------------------------------------------------

      The following table sets forth for each property owned by the Target REITs (other than The Gael and Merrywood, which own apartment complexes) a schedule of lease expirations for each of the ten years beginning with 2003:

--------------------------------------------------------------------------------
                    Number of                                     Percentage of
                      Lease       Total Square     Total Annual    Annual Gross
 Target REIT       Expirations        Feet        Contract Rent       Rent
--------------------------------------------------------------------------------
Forest Park
--------------------------------------------------------------------------------
      2003
--------------------------------------------------------------------------------
      2004
--------------------------------------------------------------------------------
      2005             One            13,975     $    150,371           19%
--------------------------------------------------------------------------------
      2006
--------------------------------------------------------------------------------
      2007
--------------------------------------------------------------------------------
      2008
--------------------------------------------------------------------------------
      2009             One            40,005     $    630,479           81%
--------------------------------------------------------------------------------
      2010
--------------------------------------------------------------------------------
      2011
--------------------------------------------------------------------------------
      2012
--------------------------------------------------------------------------------
   Goldentop
--------------------------------------------------------------------------------
      2003
      2004
      2005
      2006
      2007             One           141,405     $  2,057,052          100%
      2008
      2009
      2010
      2011
      2012
--------------------------------------------------------------------------------
   Centennial
--------------------------------------------------------------------------------
      2003
      2004             Two            19,860     $    265,523           19%
      2005
      2006
      2007
      2008
      2009
      2010             One            90,900     $  1,121,706           81%
      2011
      2012
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Meadow Point
--------------------------------------------------------------------------------
      2003
      2004
      2005
      2006
      2007
      2008             One           132,897     $  3,176,238           99%
      2009
      2010             One             1,953     $     30,779            1%
      2011
      2012
--------------------------------------------------------------------------------
Timberlake
--------------------------------------------------------------------------------
      2003
      2004             Two             4,102     $    110,918            2%
      2005
      2006             One           112,259     $  3,011,982           57%
      2007
      2008
      2009             One           116,361     $  2,144,533           41%
      2010
      2011
      2012
--------------------------------------------------------------------------------
Federal Way
--------------------------------------------------------------------------------
      2003
      2004
      2005
      2006             One           117,227     $  1,682,207          100%
      2007
      2008
      2009
      2010
      2011
      2012
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fair Lakes
--------------------------------------------------------------------------------
      2003
      2004
      2005
      2006
      2007
      2008
      2009             One           210,613     $  3,876,743          100%
      2010
      2011
      2012
--------------------------------------------------------------------------------
Northwest Point
--------------------------------------------------------------------------------
      2003
      2004
      2005
      2006
      2007
      2008
      2009
      2010             One           176,848     $  2,955,130          100%
      2011
      2012
--------------------------------------------------------------------------------
Timberlake East
--------------------------------------------------------------------------------
      2003
      2004
      2005           Three            39,222     $    987,249           39%
      2006             One            24,877     $    628,144           25%
      2007             One             4,182     $    193,346            8%
      2008
      2009             One            20,107     $    375,599           15%
      2010             One            14,381     $    361,107           14%
      2011
      2012
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plaza Ridge I
--------------------------------------------------------------------------------
      2003
      2004
      2005
      2006
      2007
      2008
      2009             One            48,280     $  1,740,494           37%
      2010
      2011
      2012             One           109,736     $  2,943,120           63%
--------------------------------------------------------------------------------
Park Ten
--------------------------------------------------------------------------------
      2003
--------------------------------------------------------------------------------
      2004
--------------------------------------------------------------------------------
      2005             Two             6,807     $    151,307            4%
--------------------------------------------------------------------------------
      2006             One            26,885     $    588,513           17%
--------------------------------------------------------------------------------
      2007             One           100,625     $  2,202,681           66%
--------------------------------------------------------------------------------
      2008
--------------------------------------------------------------------------------
      2009
--------------------------------------------------------------------------------
      2010             One            20,026     $    430,559           13%
--------------------------------------------------------------------------------
      2011
--------------------------------------------------------------------------------
      2012
--------------------------------------------------------------------------------

      Both apartment properties held by the Gael and Merrywood are located within the greater Houston market, and are exposed to the general economic conditions in that submarket, such as the negative effects of the Enron and Arthur Andersen investigations or the positive effects of increases in oil prices, as well as the construction of new competition in the submarket.

                     SELECTED FINANCIAL INFORMATION FOR TARGET REITS

      The following selected financial information is derived from the historical financial statements of the individual Target REITs. This information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" on pages 66 to 84 of this Proxy Statement and with the Target REITs financial statements and related notes thereto included elsewhere in this Proxy Statement.

      COMBINED

                                                                                                  Nine Months Ended
                                                        Year Ended December 31,                     September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
                                                                                                     (unaudited)
                                               (In thousands, except per share amounts)

Operating Data:
Total Revenues.................          $17,094    $ 2,893    $ 344       N/A          N/A      $ 33,492    $ 9,807
Net Income (loss)..............              (41)      (927)     169       N/A          N/A        10,977        993
Basic and diluted net income
  (loss) per share.............             N/M         N/M      N/M       N/A          N/A           N/M        N/M

N/M -- Not meaningful

                                                                                                         As of
                                                           As of December 31,                        September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
Balance Sheet Data (at period end):
Total assets...................         $241,972    $ 61,623   7,241       N/A          N/A      $324,402   $208,093
Total liabilities..............            6,562       1,949      63       N/A          N/A         6,309     43,223
Total stockholder's equity.....          235,410      59,674   7,718       N/A          N/A       324,402    164,810

      FOREST PARK

                                                                                                  Nine Months Ended
                                                        Year Ended December 31,                     September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
                                                                                                     (unaudited)
                                               (In thousands, except per share amounts)

Operating Data:
Total Revenues ....................      $   885    $   729    $  344      N/A          N/A      $    650    $   659
Net Income (loss) .................          508        394       169      N/A          N/A           410        356
Basic and diluted net income
  (loss) per share ................        6,511      5,051     2,168      N/A          N/A         5,256      4,564

                                                                                                         As of
                                                           As of December 31,                        September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
Balance Sheet Data (at period end):
Total assets ......................      $ 7,079    $ 7,207    7,241       N/A          N/A      $  7,075    $ 7,114
Total liabilities .................          178        201       63       N/A          N/A            65         67
Total stockholder's equity ........        6,901      7,006    7,718       N/A          N/A         7,010      7,047

      THE GAEL

                                                                                                  Nine Months Ended
                                                        Year Ended December 31,                     September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
                                                                                                     (unaudited)
                                               (In thousands, except per share amounts)

Operating Data:
Total Revenues ....................      $ 2,627    $ 1,061      N/A       N/A          N/A      $  2,013    $ 1,935
Net Income (loss) .................        1,006       (461)     N/A       N/A          N/A           785        741
Basic and diluted net income
  (loss) per share ................        4,732     (2,172)     N/A       N/A          N/A         3,694      3,487

                                                                                                         As of
                                                           As of December 31,                        September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
Balance Sheet Data (at period end):
Total assets ......................      $18,420    $19,400      N/A       N/A          N/A        18,356     19,034
Total liabilities .................          523        955      N/A       N/A          N/A           471        515
Total stockholder's equity ........       17,897     18,445      N/A       N/A          N/A        17,885     18,519

      CENTENNIAL

                                                                                                  Nine Months Ended
                                                        Year Ended December 31,                     September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
                                                                                                     (unaudited)
                                               (In thousands, except per share amounts)

Operating Data:
Total Revenues ....................      $ 1,854    $   419      N/A       N/A          N/A      $  1,380    $ 1,265
Net Income (loss) .................        1,168       (478)     N/A       N/A          N/A           839        750
Basic and diluted net income
  (loss) per share ................        7,391     (3,025)     N/A       N/A          N/A         5,310      4,747

                                                                                                         As of
                                                           As of December 31,                        September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
Balance Sheet Data (at period end):
Total assets ......................      $14,222    $14,083      N/A       N/A          N/A        14,003     14,117
Total liabilities .................          515        226      N/A       N/A          N/A           129        168
Total stockholder's equity ........       13,707     13,857      N/A       N/A          N/A        13,874     13,949

      GOLDENTOP

                                                                                                  Nine Months Ended
                                                        Year Ended December 31,                     September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
                                                                                                     (unaudited)
                                               (In thousands, except per share amounts)

Operating Data:
Total Revenues ....................      $ 2,493    $   685      N/A       N/A          N/A      $  1,820    $ 1,888
Net Income (loss) .................        1,711       (382)     N/A       N/A          N/A         1,217      1,312
Basic and diluted net income
  (loss) per share ................        7,390     (1,649)     N/A       N/A          N/A         5,257      5,667

                                                                                                         As of
                                                           As of December 31,                        September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
Balance Sheet Data (at period end):
Total assets ......................      $20,701    $20,933      N/A       N/A          N/A        20,556     20,843
Total liabilities .................          525        568      N/A       N/A          N/A           100        106
Total stockholder's equity ........       20,176     20,366      N/A       N/A          N/A        20,456     20,737

      MEADOW POINT

                                                                                                  Nine Months Ended
                                                        Year Ended December 31,                     September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
                                                                                                     (unaudited)
                                               (In thousands, except per share amounts)

Operating Data:
Total Revenues ....................      $ 2,825        N/A      N/A       N/A          N/A      $  2,805    $ 1,751
Net Income (loss) .................          418        N/A      N/A       N/A          N/A         1,574       (127)
Basic and diluted net income
  (loss) per share ................        1,625        N/A      N/A       N/A          N/A         6,113       (493)

                                                                                                         As of
                                                           As of December 31,                        September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
Balance Sheet Data (at period end):
Total assets ......................      $23,417        N/A      N/A       N/A          N/A        23,515     23,393
Total liabilities .................          909        N/A      N/A       N/A          N/A           480        460
Total stockholder's equity ........       22,508        N/A      N/A       N/A          N/A        23,035     22,933

      TIMBERLAKE

                                                                                                  Nine Months Ended
                                                        Year Ended December 31,                     September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
                                                                                                     (unaudited)
                                               (In thousands, except per share amounts)

Operating Data:
Total Revenues ....................      $ 3,686        N/A      N/A       N/A          N/A      $  4,554    $ 1,975
Net Income (loss) .................          (51)       N/A      N/A       N/A          N/A         2,498     (1,139)
Basic and diluted net income
  (loss) per share ................          (99)       N/A      N/A       N/A          N/A         4,850     (2,212)

                                                                                                         As of
                                                           As of December 31,                        September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
Balance Sheet Data (at period end):
Total assets ......................      $45,983        N/A      N/A       N/A          N/A        46,000     46,369
Total liabilities .................        1,109        N/A      N/A       N/A          N/A           627        545
Total stockholder's equity ........       44,874        N/A      N/A       N/A          N/A        45,373     45,824

      FAIR LAKES

                                                                                                  Nine Months Ended
                                                        Year Ended December 31,                     September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
                                                                                                     (unaudited)
                                               (In thousands, except per share amounts)

Operating Data:
Total Revenues ....................      $ 1,844        N/A      N/A       N/A          N/A      $  4,942    $   255
Net Income (loss) .................       (2,002)       N/A      N/A       N/A          N/A         2,779        206
Basic and diluted net income
  (loss) per share ................       (4,170)       N/A      N/A       N/A          N/A         5,790        429

                                                                                                         As of
                                                           As of December 31,                        September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
Balance Sheet Data (at period end):
Total assets ......................      $42,306        N/A      N/A       N/A          N/A        42,276     41,257
Total liabilities .................        1,209        N/A      N/A       N/A          N/A           352     40,959
Total stockholder's equity ........       41,097        N/A      N/A       N/A          N/A        41,294        298

      FEDERAL WAY

                                                                                                  Nine Months Ended
                                                        Year Ended December 31,                     September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
                                                                                                     (unaudited)
                                               (In thousands, except per share amounts)

Operating Data:
Total Revenues ....................      $   521        N/A      N/A       N/A          N/A      $  1,296    $    79
Net Income (loss) .................         (791)       N/A      N/A       N/A          N/A           998     (1,106)
Basic and diluted net income
  (loss) per share ................       (3,953)       N/A      N/A       N/A          N/A         4,990     (5,530)

                                                                                                         As of
                                                           As of December 31,                        September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
Balance Sheet Data (at period end):
Total assets ......................      $17,634        N/A      N/A       N/A          N/A        17,264     17,166
Total liabilities .................          578        N/A      N/A       N/A          N/A            17         19
Total stockholder's equity ........       17,056        N/A      N/A       N/A          N/A        17,247     17,147

      NORTHWEST

                                                                                                  Nine Months Ended
                                                        Year Ended December 31,                     September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
                                                                                                     (unaudited)
                                               (In thousands, except per share amounts)

Operating Data:
Total Revenues ....................      $   358        N/A      N/A       N/A          N/A      $  4,083        N/A
Net Income (loss) .................       (2,008)       N/A      N/A       N/A          N/A         2,058        N/A
Basic and diluted net income
  (loss) per share ................       (5,390)       N/A      N/A       N/A          N/A         5,525        N/A

                                                                                                         As of
                                                           As of December 31,                        September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
Balance Sheet Data (at period end):
Total assets ......................      $33,359        N/A      N/A       N/A          N/A        34,398        N/A
Total liabilities .................        1,313        N/A      N/A       N/A          N/A         1,777        N/A
Total stockholder's equity ........       32,046        N/A      N/A       N/A          N/A        32,621        N/A

      TIMBERLAKE EAST

                                                                                                  Nine Months Ended
                                                        Year Ended December 31,                     September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
                                                                                                     (unaudited)
                                               (In thousands, except per share amounts)

Operating Data:
Total Revenues ....................          N/A        N/A      N/A       N/A          N/A      $  2,431        N/A
Net Income (loss) .................          N/A        N/A      N/A       N/A          N/A           (12)       N/A
Basic and diluted net income
  (loss) per share ................          N/A        N/A      N/A       N/A          N/A           N/C        N/A

                                                                                                         As of
                                                           As of December 31,                        September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
Balance Sheet Data (at period end):
Total assets ......................          N/A        N/A      N/A       N/A          N/A        22,493        N/A
Total liabilities .................          N/A        N/A      N/A       N/A          N/A           682        N/A
Total stockholder's equity ........          N/A        N/A      N/A       N/A          N/A        21,811        N/A

      MERRYWOOD

                                                                                                  Nine Months Ended
                                                        Year Ended December 31,                     September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
                                                                                                     (unaudited)
                                               (In thousands, except per share amounts)

Operating Data:
Total Revenues ....................          N/A        N/A      N/A       N/A          N/A      $  2,012        N/A
Net Income (loss) .................          N/A        N/A      N/A       N/A          N/A          (480)       N/A
Basic and diluted net income
  (loss) per share ................          N/A        N/A      N/A       N/A          N/A           N/C        N/A

                                                                                                         As of
                                                           As of December 31,                        September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
Balance Sheet Data (at period end):
Total assets ......................          N/A        N/A      N/A       N/A          N/A        18,348        N/A
Total liabilities .................          N/A        N/A      N/A       N/A          N/A           456        N/A
Total stockholder's equity ........          N/A        N/A      N/A       N/A          N/A        17,892        N/A

      PLAZA RIDGE I

                                                                                                  Nine Months Ended
                                                        Year Ended December 31,                     September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
                                                                                                     (unaudited)
                                               (In thousands, except per share amounts)

Operating Data:
Total Revenues ....................          N/A        N/A      N/A       N/A          N/A      $  2,774        N/A
Net Income (loss) .................          N/A        N/A      N/A       N/A          N/A        (1,313)       N/A
Basic and diluted net income
  (loss) per share ................          N/A        N/A      N/A       N/A          N/A           N/C        N/A

                                                                                                         As of
                                                           As of December 31,                        September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
Balance Sheet Data (at period end):
Total assets ......................          N/A        N/A      N/A       N/A          N/A        35,803        N/A
Total liabilities .................          N/A        N/A      N/A       N/A          N/A           735        N/A
Total stockholder's equity ........          N/A        N/A      N/A       N/A          N/A        35,068        N/A

      PARK TEN

                                                                                                  Nine Months Ended
                                                        Year Ended December 31,                     September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
                                                                                                     (unaudited)
                                               (In thousands, except per share amounts)

Operating Data:
Total Revenues ....................          N/A        N/A      N/A       N/A          N/A      $  2,732        N/A
Net Income (loss) .................          N/A        N/A      N/A       N/A          N/A          (376)       N/A
Basic and diluted net income
  (loss) per share ................          N/A        N/A      N/A       N/A          N/A           N/C        N/A

                                                                                                         As of
                                                           As of December 31,                        September 30,
                                         -----------------------------------------------------   -------------------
                                           2001       2000       1999       1998        1997       2002       2001
                                         --------   --------   --------   --------    --------   --------   --------
Balance Sheet Data (at period end):
Total assets ......................          N/A        N/A      N/A       N/A          N/A        24,319        N/A
Total liabilities .................          N/A        N/A      N/A       N/A          N/A           421        N/A
Total stockholder's equity ........          N/A        N/A      N/A       N/A          N/A        23,898        N/A

                 DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                    AND RESULTS OF OPERATIONS OF TARGET REITS

      The following discussion should be read in conjunction with the Target REITs' financial statements and notes thereto appearing elsewhere in this Proxy Statement. Historical results and percentage relationships set forth in the respective Target REIT Financial Statements should not be taken as necessarily indicative of future operations.

Results of Operations

      The following tables show the variance in dollars between the nine months ended September 30, 2002 and 2001 and years ended December 31, 2001 and 2000 and the years ended December 31, 2000 and 1999 for the Target REITs on a combined basis.

                                                Variance in Thousands of Dollars
                                                       For the Nine Months
                                                       Ended September 30
                                                          2002 and 2001
                                                --------------------------------
Revenue
   Rental Income ..............................      $23,606     $    40
   Interest Income ............................           79         (28)
                                                --------------------------------
TOTAL REVENUE .................................       23,685          12
                                                ================================

Expenses
   Rental operating expenses ..................      $ 4,295     $  (236)
   Depreciation and amortization ..............        3,610        (199)
   Real estate taxes and insurance ............        2,928          95
   Interest expense ...........................        2,868         (44)
                                                --------------------------------
TOTAL EXPENSES ................................       13,701        (384)
                                                ================================

Net Income ....................................      $ 9,984     $  (352)
                                                ================================

                                                Variance in Thousands of Dollars
                                                 For the Year Ended December 31,
                                                --------------------------------
                                                 2002 and 2001    2000 and 1999
                                                --------------    --------------
                                                         (in thousands)

Rental Revenue
   Rental .....................................      $14,038        $ 2,468
   Interest ...................................          162             82
                                                --------------------------------
TOTAL REVENUE .................................       14,200          2,550
                                                ================================

Expenses
   Rental operating expenses ..................        2,955            488
   Depreciation and amortization ..............        1,663            517
   Real estate taxes and insurance ............        1,594            344
   Interest expense ...........................        7,102          2,297
                                                --------------------------------
TOTAL EXPENSES ................................      $13,314        $ 3,646
                                                --------------------------------

Net Income ....................................      $   886        $(1,096)
                                                ================================

Comparison of the nine months Ended September 30, 2002 to the nine months ended September 30, 2001.

      Revenue

      Total revenues increased $23.7 million, to $33.5 million for the nine months ended September 30, 2002, as compared to $9.8 million for the nine months ended September 30 2001.

      The increase in rental income of $23.6 million, compared to the nine months ended September 30, 2001, is attributable to:

      o four Target REITs which were organized in 2002, which contributed revenue for various periods in 2002, as compared with no revenue year in 2001, resulting in $9.8 million in incremental revenues;

      o five Target REITs which were organized in 2001, which contributed revenue for a full nine months in 2002, as compared to only various periods of the comparable period in 2001, resulting in $13.5 million in incremental revenues;

      o four Target REITs which were in operation for both periods, resulting in $0.2 increased revenues, primarily from increased rents to new tenants.

      Expenses

      Total expenses increased $13.7 million for the nine months ended September 30, 2002, compared to the same period in 2001. The increase for the nine months is attributable to the $4.3 million increase in rental operating expenses; $3.6 million increase in depreciation and amortization; $2.9 million increase in real estate taxes and insurance; and $2.9 million increase in interest expense.

      The increase in rental operations expenses of $4.3 million, compared to the nine months ended September 30, 2001, is attributable to:

      o four Target REITs which were organized in 2002, which incurred expenses for various periods in 2002, as compared with no expenses in 2001, resulting in $2.2 million in incremental expenses;

      o five Target REITs which were organized in 2001, which incurred expenses for a full nine months in 2002, as compared to only various periods of the comparable period in 2001, resulting in $2.0 million in incremental expenses;

      o the four Target REITs which were in operation for both periods, had no significant change in expenses.

      The increase in depreciation and amortization expenses of $3.6 million, compared to the nine months ended September 30, 2001, is attributable to:

      o four Target REITs which were organized in 2002, which incurred expenses for various periods in 2002, as compared with no expenses in 2001, resulting in $1.6 million in incremental expenses;

      o five Target REITs which were organized in 2001, which incurred expenses for a full nine months in 2002, as compared to only various periods of the comparable period in 2001, resulting in $2.0 million in incremental expenses;

      o the four Target REITs which were in operation for both periods, had no significant change in expenses.

      The increase in real estate tax and insurance expenses of $2.9 million, compared to the nine months ended September 30, 2001, is attributable to:

      o four Target REITs which were organized in 2002, which incurred expenses for various periods in 2002, as compared with no expenses in 2001, resulting in $1.2 million in incremental expenses;

      o five Target REITs which were organized in 2001, which incurred expenses for a full nine months in 2002, as compared to only various periods of the comparable period in 2001, resulting in $1.7 million in incremental expenses;

      o the three Target REITs which were in operation for both periods, had no significant change in expenses.

      Interest expense is typically incurred when the REIT is organized and borrows funds to acquire the real estate. After the REIT is syndicated the loan is repaid. None of the Target REITs have had to borrow funds after the original real estate loan has been repaid. The increase in interest expenses of $2.9 million, compared to the nine months ended September 30, 2001, is attributable to:

      o four Target REITs which were organized in 2002, which incurred interest expense in 2002, as compared with no expenses in 2001, resulting in $7.1 million in incremental expenses;

      o offset by $4.2 million of interest expense incurred by five Target REITs which were organized in 2001, which incurred no expenses in 2002, but did incur interest expense in 2001;

      o the three Target REITs which were in operation for both periods did not incur any interest expense.

Comparison of the year ended December 31, 2001 to the year ended December 31,
2000

      Revenue

      Total revenues increased $14.2 million, to $17.1 million for the year ended December 31, 2001, as compared to $2.9 million for the year ended December 31, 2000. The increase in rental income of $14.0 million, compared to the year ended December 31, 2001, is attributable to:

      o five Target REITs which were organized in 2001, which contributed revenue for various periods in 2001, as compared to no revenue for the comparable period in 2000, resulting in $9.1 million in incremental revenues;

      o three Target REITs which were organized in 2000, which contributed revenue for a full year in 2001, as compared to various periods for the comparable period in 2000, resulting in $4.7 million in incremental revenues;

      o one Target REIT which were in operation for both periods, resulting in $0.2 million increased revenues as a result of a lease of vacant space.

      Expenses

      Total expenses increased $13.3 million for the year ended December 31, 2001, compared to the same period in 2000. The increase for the twelve months is attributable to the $2.9 million increase in rental operating expenses; $1.7 million increase in depreciation and amortization; $1.6 million increase in real estate taxes and insurance; and $7.1 million increase in interest expense.

      The increase in rental operations expenses of $2.9 million, compared to the year ended December 31, 2000, is attributable to:

      o five Target REITs which were organized in 2001, which incurred expenses for various periods in 2001, as compared to incurring no expenses for the comparable period in 2000, resulting in $2.4 million in incremental expenses;

      o three Target REITs which were organized in 2000, which incurred expenses for a full year in 2001, as compared to various periods for the comparable period in 2000, resulting in $0.5 million in increased expenses;

      o one Target REIT, which was in operation for both periods, had no significant change in expenses.

      The increase in depreciation and amortization expenses of $1.7 million, compared to the year ended December 31, 2000, is attributable to:

      o five Target REITs which were organized in 2001, which incurred expenses for various periods in 2001, as compared to incurring no expenses for the comparable period in 2000, resulting in $0.9 million in incremental expenses;

      o three Target REITs which were organized in 2000, which incurred expenses for a full year in 2001, as compared to various periods for the comparable period in 2000, resulting in $0.8 million in increased expenses;

      o one Target REIT, which was in operation for both periods, had no signicant change in expenses.

      The increase in real estate tax and insurance expenses of $1.6 million, compared to the nine months ended September 30, 2001, is attributable to:

      o five Target REITs which were organized in 2001, which incurred expenses for various periods in 2001, as compared to incurring no expenses for the comparable period in 2000, resulting in $0.9 million in incremental expenses;

      o three Target REITs which were organized in 2000, which incurred expenses for a full year in 2001, as compared to various periods for the comparable period in 2000, resulting in $0.7 million in increased expenses;

      o one Target REIT, which was in operation for both periods, had no significant change in expenses.

      Interest expense is typically incurred when the REIT is organized and borrows funds to acquire the real estate. After the REIT is syndicated the loan is repaid. None of the Target REITs have had to borrow funds after the original real estate loan has been repaid. The increase in interest expenses of $7.1 million, compared to the year ended December 31, 2000, is attributable to:

      o five Target REITs which were organized in 2001, which incurred interest expense in 2001, as compared with no expenses in 2000, resulting in $9.4 million in incremental expenses;

      o offset by $2.3 million of interest expense incurred by three Target REITs which were organized in 2000, which incurred no expenses in 2001, but did incur interest expense in 2000;

      o the one Target REIT which were in operation for both periods did not incur any interest expense.

Comparison of the year ended December 31, 2000 to the year ended December 31,
1999

      Total revenues increased $2.6 million, to $2.9 million for the year ended December 31, 2000, as compared to $0.3 million for the year ended December 31, 1999. The increase in rental income of $2.5 million, compared to the year ended December 31, 1999, is attributable to:

      o three Target REITs which were organized in 2000, which contributed revenue for various periods in 2000, as compared to no revenue for the comparable period in 1999, resulting in $2.1 million in incremental revenues;

      o one Target REIT which was organized in 1999, which contributed revenue for a full year in 2000, as compared to about six months for the comparable period in 1999, resulting in $0.4 million in increased revenue;

      Expenses

      Total expenses increased $3.6 million for the year ended December 31, 2000, compared to the same period in 1999. The increase for the twelve months is attributable to the $0.5 million increase in rental operating expenses; $0.5 million increase in depreciation and amortization; $0.3 million increase in real estate taxes and insurance; and $2.3 million increase in interest expense.

      The increase in rental operations expenses of $0.5 million, compared to the year ended December 31, 2000, is attributable to:

      o three Target REITs which were organized in 2000, which incurred expenses for various periods in 2000, as compared to incurring no expenses for the comparable period in 1999, resulting in $0.4 million in incremental expenses;

      o one Target REIT which was organized in 1999, which incurred expenses for a full year in 2000, as compared to about six months for the comparable period in 1999, resulting in $0.1 million in increased expenses;

      The increase in depreciation and amortization expenses of $0.5 million, compared to the year ended December 31, 2000, is attributable to:

      o five Target REITs which were organized in 2000, which incurred expenses for various periods in 2000, as compared to incurring no expenses for the comparable period in 1999, resulting in $0.4 million in incremental expenses;

      o one Target REIT which was organized in 1999, which incurred expenses for a full year in 2001, as compared to about six months for the comparable period in 1999, resulting in $0.1million in increased expenses;

      The increase in real estate tax and insurance expenses of $0.3 million, compared to the three years ended December 31, 1999, is attributable to:

      o three Target REITs which were organized in 2000, which incurred expenses for various periods in 2000, as compared to incurring no expenses for the comparable period in 1999, resulting in $0.3 million in incremental expenses;

      o the one Target REIT which was organized in 1999, which incurred expenses for a full year in 2000, as compared to about six months for the comparable period in 1999, resulting in $0.1 million in increased expenses;

      Interest expense is typically incurred when the REIT is organized and borrows funds to acquire the real estate. After the REIT is syndicated the loan is repaid. None of the Target REITs have had to borrow funds after the original real estate loan has been repaid. The increase in interest expenses of $2.3 million, compared to the year ended December 31, 2000, is attributable to:

      o three Target REITs which were organized in 2001, which incurred interest expense in 2001, as compared with no expenses in 2000, resulting in $2.3 million in incremental expenses;

      o the one Target REIT which was organized in 1999 incurred minimal interest expense. Approximately $0.1 million in financing fees were capitalized as organizational costs.

Trends and Uncertainties

      All real estate markets have been weaker in 2002 along with the general economy, and it is uncertain when the real estate markets will improve or if they will get worse in 2003. Each of the Target REITs will be affected by the economic conditions in its submarket as leases expire, or if tenants go bankrupt. Most of the Target REITs, however, have medium to long term leases with one or two creditworthy tenants occupying the majority of the leased space, providing most of the office Target REITs have less exposure to current and short term market conditions. However, in the current economy, even large tenants with strong credit are looking to cut costs, and those cuts in tenant's operating expenses or staff may decrease ancillary office income, such as fees received for additional services. Some tenants have cut staff and have excess space, and they have asked the respective Target REIT to consider allowing subletting or to accept termination fees. Existing leases do not require the landlord to do so, and management of the Target REITs will only approve those subleases or accept those termination offers when the proposal is in the best economic interest of the Target REIT.


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      Real estate taxes and insurance costs are expected to increase, but all of the office leases pass through most of the operating expenses of the property, including insurance, real estate taxes, and utility costs, to the tenants. Where leases with base stops are the market custom, when new leases are written, the increased costs of taxes, insurance, and utilities are absorbed by the landlord for the base year. If the base rents in the market do not increase to cover the increases in those base year expenses, then net income from the properties will decrease.

      Both The Gael and Merrywood properties are located within the greater Houston market, and are exposed to the general economic conditions in that submarket, such as the negative effects of Enron and Arthur Andersen or the positive effects of increases in oil prices, as well as the construction of new competition in the submarket.

      In September 2002, Fair Lakes consented to an assignment of its lease with PricewaterhouseCoopers LLP to International Business Machines Corporation, but PricewaterhouseCoopers LLP remains obligated for payments under the lease. PricewaterhouseCoopers LLP has been informed by the SEC that if the Merger between FSP Corp. and Fair Lakes is approved, PricewaterhouseCoopers LLP will have a conflict of interest which would cause it to no longer be considered "independent" in connection with providing auditing services to FSP Corp. At that time, FSP Corp. will have to either release PricewaterhouseCoopers LLP from its obligation under the lease or choose another independent accountant.


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            MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

      The following is a general summary of the material United States federal income tax considerations associated with the Mergers and with the ownership of the FSP Common Stock. The following summary is not exhaustive of all possible tax considerations. Moreover, the summary contained herein does not address all aspects of taxation that may be relevant to particular FSP Stockholders in light of their personal tax circumstances, or to certain types of stockholders subject to special treatment under federal income tax laws, including insurance companies, tax-exempt organizations (except to the extent discussed in Section 5 below under the heading "Taxation of Tax-Exempt Shareholders"), financial institutions, broker-dealers, and foreign corporations and persons who are not citizens or residents of the United States (except to the extent discussed in Section 6 below under the heading "Taxation of Non-U.S. Shareholders").

      The statements in this summary are based upon, and qualified in their entirety by, current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing, temporary, and currently-proposed Treasury Regulations promulgated under the Code, existing administrative rulings and practices of the Internal Revenue Service, and judicial decisions. No assurance can be given that future legislative, administrative, or judicial actions or decisions, which may be retroactive in effect, will not affect the accuracy of any of the statements in this summary.

      EACH FSP STOCKHOLDER IS URGED TO CONSULT HIS, HER, OR ITS OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO THE STOCKHOLDER OF THE MERGERS AND OF THE OWNERSHIP AND SALE OF STOCK IN AN ENTITY ELECTING TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST, INCLUDING FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES, AS WELL AS POTENTIAL CHANGES IN THE APPLICABLE TAX LAWS.

1. Certain Tax Risks Relating to the Mergers

      The Mergers entail certain tax risks which, if realized, may cause the Combined Company to fail to qualify as a real estate investment trust (a "REIT") in the year of the Mergers or in any subsequent year, or may result in substantial penalties (excise taxes) being imposed upon the Combined Company. As a result of the Mergers, for example:

      o the Combined Company may, directly or indirectly, improperly own 10% or more of a tenant from which the Combined Company collects rent causing the rent received from such tenant to fail to qualify as rents from real property, as described below under "3. Tax Consequences of REIT Election - Taxation of the Combined Company - Requirements for Taxation as a Real Estate Investment Trust - Income Tests".

      o the Combined Company may improperly own (i) more than 10% of the outstanding voting securities of any issuer, or (ii) more than 10% of the value of the securities of any issuer causing the Combined Company to fail to satisfy the Asset Tests, as described below under "3. Tax Consequences of REIT Election - Taxation of the Combined Company - Requirements for Taxation as a Real Estate Investment Trust - Asset Tests".


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      o     the Combined Company would be disqualified as a REIT if any of the
            Target REITs did not qualify as a REIT and, as a result, had any undistributed "earnings and profits" at the time of the Mergers.

      If the Combined Company fails to qualify as a real estate investment trust, the Combined Company could be disqualified from treatment as a real estate investment trust in the year in which such failure occurred and for the next four taxable years and, consequently, would be taxed as a regular corporation during such years. The penalties that may result from the Mergers are described below under "3. Tax Consequences of REIT Election - Taxation of FSP - General."

2. Tax Consequences of the Mergers.

      Assuming no material changes in the applicable federal income tax laws prior to the Effective Date, Hale and Dorr LLP will issue an opinion based upon certain factual representations made by FSP Corp. and the Target REITs that the Mergers will be treated as reorganizations within the meaning of Section 368(a) of the Code. If the Mergers qualify as reorganizations, there should be no United States federal income tax consequences to the Combined Company as a result of the Mergers.

      There should be no United States federal income tax consequences of the Mergers to the FSP Stockholders, except as described under "Certain Risks Related to the Mergers".

3. Tax Consequences of REIT Election

Introduction

      The Combined Company has elected under Section 856 of the Code to be taxed as a real estate investment trust. Following the Mergers, subject to the risks described herein, the Combined Company intends to continue to be taxed as a REIT.

Taxation of the Combined Company

General

      If the Combined Company continues to qualify as a real estate investment trust, it generally will not be subject to federal corporate income taxes on its net income to the extent that the income is currently distributed to its shareholders ("Shareholders"). The benefit of this tax treatment is that it substantially eliminates the "double taxation" resulting from the taxation at both the corporate and Shareholder levels that generally results from owning stock in a corporation. Accordingly, income earned by the Combined Company generally will be subject to taxation solely at the Shareholder level upon a distribution from the Combined Company. The Combined Company will, however, be required to pay certain federal income taxes, including in the following circumstances:


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      o     the Combined Company will be subject to federal income tax at regular corporate rates on taxable income, including net capital gain, that the Combined Company does not distribute to Shareholders during, or within a specified time period after, the calendar year in which such income is earned.

      o the Combined Company will be subject to the "alternative minimum tax" on its undistributed items of tax preference.

      o the Combined Company will be subject to a 100% tax on net income from certain sales or other dispositions of property that it holds primarily for sale to customers in the ordinary course of business ("prohibited transactions").

      o if the Combined Company fails to satisfy the 75% gross income test or the 95% gross income test, both described below, but nevertheless qualifies as a real estate investment trust, the Combined Company will be subject to a 100% tax on an amount equal to (i) the gross income attributable to the greater of the amount by which the Combined Company fails the 75% or 95% gross income test multiplied by (ii) a fraction intended to reflect the Combined Company's profitability.

      o if the Combined Company fails to distribute during the calendar year at least the sum of (i) 85% of its real estate investment trust ordinary income for such year, (ii) 95% of its real estate investment trust capital gain net income for such year, and (iii) any undistributed taxable income from prior periods, the Combined Company will pay a 4% excise tax on the excess of such required distribution over the amount actually distributed to its Shareholders.

      o the Combined Company may elect to retain and pay income tax on some or all of its long-term capital gain, as described below.

      o the Combined Company may be subject to a 100% excise tax on transactions with its taxable REIT subsidiary that are not conducted on an arm's-length basis.

Requirements for Qualification as a Real Estate Investment Trust

Introduction

      In order to qualify as a real estate investment trust for federal income tax purposes a REIT must elect (or have elected, and have not revoked its election) to be treated as a REIT and must satisfy certain statutory tests relating to, among other things, (i) the sources of its income, (ii) the nature of its assets, (iii) the amount of its distributions, and (iv) the ownership of its stock. The Combined Company has elected to be treated as a REIT and has endeavored to satisfy the tests for REIT qualification.


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

      A real estate investment trust may own a "qualified REIT subsidiary." A qualified REIT subsidiary is a corporation, all of the capital stock of which is owned by a real estate investment trust, and for which subsidiary no election has been made to treat it as a "taxable REIT subsidiary" (as discussed below). A corporation that is a qualified REIT subsidiary is not treated as a corporation separate from its parent real estate investment trust for federal income tax purposes. All assets, liabilities, and items of income, deduction, and credit of a qualified REIT subsidiary are treated as the assets, liabilities, and items of income, deduction and credit of the parent real estate investment trust. Thus, in applying the requirements described herein, any qualified REIT subsidiary of the Combined Company's will be ignored, and all assets, liabilities and items of income, deduction and credit of such subsidiary will be treated as the assets, liabilities, and items of income deduction and credit of the Combined Company.

      In the event that the Combined Company becomes a partner in a partnership, the Combined Company will be deemed to own its proportionate share (based upon its share of the capital of the partnership) of the assets of the partnership and will be deemed to be entitled to the income of the partnership attributable to such share. In addition, the assets and income of the partnership attributed to the Combined Company shall retain their same character as in the hands of the partnership for purposes of determining whether the Combined Company satisfies the income and asset tests described below.

      A real estate investment trust may own up to 100% of the stock of one or more taxable REIT subsidiaries. A taxable REIT subsidiary may earn income that would not be qualifying income, as described below, if earned directly by the parent real estate investment trust. Both the subsidiary and the parent real estate investment trust must jointly elect to treat the subsidiary as a taxable REIT subsidiary. Overall, not more than 20% of the value of a REIT's assets may consist of securities of one or more taxable REIT subsidiaries. A taxable REIT subsidiary will pay tax at regular corporate rates on any income that it earns. There is a 100% excise tax imposed on transactions involving a taxable REIT subsidiary and its parent real estate investment trust that are not conducted on an arm's-length basis. The Combined Company and FSP Investments have made an election to treat FSP Investments as a taxable REIT subsidiary. FSP Investments pays corporate income tax on its taxable income and its after tax net income will be available for distribution to the Combined Company.

Income Tests

      General. The Combined Company must satisfy annually two tests regarding the sources of its gross income in order to maintain its real estate investment trust status. First, at least 75% of the Combined Company's gross income, excluding gross income from certain "dealer" sales, for each taxable year generally must consist of defined types of income that the Combined Company derives, directly or indirectly, from investments relating to real property or mortgages on real property or temporary investment income (the "75% Gross Income Test"). Qualifying income for purposes of the 75% Gross Income Test generally includes:

      o     "rents from real property" (as defined below);


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      o     interest from debt secured by mortgages on real property or on interests in real property;

      o dividends or other distributions on, and gain from the sale of, shares in other real estate investment trusts;

      o     gain from the sale or other disposition of real property;

      o amounts (other than amounts the determination of which depends in whole or in part on the income or profits of any person) received as consideration for entering into agreements to make loans secured by mortgages on real property or on interests in real property or agreements to purchase or lease real property; and

      o     certain income from temporary investment of recently raised capital.

      Second, at least 95% of the Combined Company's gross income, excluding gross income from certain "dealer" sales, for each taxable year generally must consist of income that is qualifying income for purposes of the 75% gross income test, as well as dividends, other types of interest, and gain from the sale or disposition of stock or securities (the "95% Gross Income Test").

      Rents from Real Property. Rent that the Combined Company receives from real property that it owns and leases to tenants will qualify as "rents from real property" if the following conditions are satisfied:

      o First, the rent must not be based, in whole or in part, on the income or profits of any person. An amount will not fail to qualify as rent from real property solely by reason of being based on a fixed percentage (or percentages) of sales and receipts.

      o Second, neither the Combined Company nor any direct or indirect owner of 10% or more of its Stock may own, actually or constructively, 10% or more of the tenant from which the Combined Company collects the rent.

      o Third, all of the rent received under a lease will not qualify as rents from real property unless the rent attributable to the personal property leased in connection with the real property constitutes no more than 15% of the total rent received under the lease.

      o Finally, the Combined Company generally must not operate or manage its real property or furnish or render services to its tenants, other than through an "independent contractor" who is adequately compensated and from whom the Combined Company does not derive revenue. The Combined Company may provide services directly, however, if the services are "usually or customarily rendered" in


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

            connection with the rental of space for occupancy only and are not otherwise considered rendered "primarily for the occupant's convenience." In addition, the Combined Company may render, other than through an independent contractor, a de minimis amount of "non-customary" services to the tenants of a property as long as the Combined Company's income from such services does not exceed 1% of its gross income from the property.

      Although no assurances can be given that either of the Gross Income Tests will be satisfied in any given year, the Combined Company anticipates that its operations will allow it to meet each of the 75% Gross Income Test and the 95% Gross Income Test. Such belief is premised in large part on the Combined Company's expectation that substantially all of the amounts received by the company with respect to its properties will qualify as "rents from real property." Shareholders should be aware, however, that there are a variety of circumstances, as described above, in which rent received from a tenant will not be treated as rents from real property.

      Failure to Satisfy Gross Income Tests. If the Combined Company fails to satisfy either or both of the 75% or 95% Gross Income Tests for any taxable year, the Combined Company may nevertheless qualify as a real estate investment trust for that year if it is eligible for relief under certain provisions of the federal income tax laws. Those relief provisions generally will be available if:

      o the Combined Company's failure to meet the gross income test was due to reasonable cause and not due to willful neglect;

      o the Combined Company attaches a schedule of the sources of its income to its federal income tax return; and

      o any incorrect information on the schedule is not due to fraud with intent to evade tax.

      It is not possible to state whether, in all circumstances, the Combined Company would be entitled to the benefit of the above relief provisions. Furthermore, as discussed above under "3. Tax Consequences of REIT Election - Taxation of the Combined Company- General," even if the relief provisions apply, the Combined Company would incur a 100% tax on the gross income attributable to the greater of the amounts by which it fails the 75% and 95% Gross Income Tests, multiplied by a fraction that reflects the Combined Company's profitability.

Asset Tests

      The Combined Company also must satisfy the following four tests relating to the nature of its assets at the close of each quarter of its taxable year.

      o First, at least 75% of the value of the Combined Company's total assets must consist of cash or cash items, including receivables, government securities, "real estate assets," or qualifying temporary investments (the "75% Asset Test");


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      o     Second, no more than 25% of the value of the Combined Company's total assets may be represented by securities other than those that are qualifying assets for purposes of the 75% Asset Test (the "25% Asset Test");

      o Third, of the investments included in the 25% Asset Test, the value of the securities of any one issuer (other than a "taxable REIT subsidiary") that the Combined Company owns may not exceed 5% of the value of the Combined Company's total assets, and the Combined Company may not own 10% or more of the total combined voting power or 10% or more of the total value of the securities of any issuer (other than a "taxable REIT subsidiary"); and

      o Fourth, while the Combined Company may own up to 100% of the stock of a corporation that elects to be treated as a "taxable REIT subsidiary" for federal income tax purposes, at no time may the total value of the Combined Company's stock ownership of one or more taxable REIT subsidiaries exceed 20% of the value of the Combined Company's gross assets.

      The Combined Company intends to operate so that it will not acquire any assets that would cause it to violate the asset tests. If, however, the Combined Company should fail to satisfy any of the asset tests at the end of a calendar quarter, it would not lose its real estate investment trust status if (i) the Combined Company satisfied the asset tests at the end of the close of the preceding calendar quarter, and (ii) the discrepancy between the value of the Combined Company's assets and the asset test requirements arose from changes in the market values of the Combined Company's assets and was not wholly or partly caused by the acquisition of one or more nonqualifying assets. If the Combined Company did not satisfy the condition described in clause (ii) of the preceding sentence, it could still avoid disqualification as a real estate investment trust by eliminating any discrepancy within 30 days after the close of the calendar quarter in which the discrepancy arose.

Distribution Requirements

      Each taxable year, the Combined Company must distribute dividends to its Shareholders in an amount at least equal to:

      o 90% of the Combined Company's "real estate investment trust taxable income," computed without regard to the dividends paid deduction and the Combined Company's net capital gain or loss; and

      o     certain items of noncash income.

      The Combined Company must make such distributions in the taxable year to which they relate, or in the following taxable year if the Combined Company declares the distribution before it timely files its federal income tax return for such year and pays the distribution on or before the first regular distribution date after such declaration. Further, if the Combined Company fails to meet the 90% distribution requirement as a result of an adjustment to its tax returns by the Internal Revenue Service, the Combined Company may, if the deficiency is not due to fraud with intent to evade tax or a willful failure to file a timely tax return, and if certain other conditions are met, retroactively cure the failure by paying a deficiency dividend (plus interest) to its Shareholders.


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

      The Combined Company will be subject to federal income tax on its taxable income, including net capital gain that it did not distribute to its Shareholders. Furthermore, if the Combined Company fails to distribute during a calendar year, or, in the case of distributions with declaration and record dates falling within the last three months of the calendar year, by the end of the January following such calendar year, at least the sum of:

      o 85% of the Combined Company's real estate investment trust ordinary income for such year;

      o 95% of the Combined Company's real estate investment trust capital gain income for such year; and

      o any of the Combined Company's undistributed taxable income from prior periods,

the Combined Company will be subject to a 4% nondeductible excise tax on the excess of such required distribution over the amount actually distributed. If the Combined Company elects to retain and pay income tax on the net capital gain that it receives in a taxable year, the Combined Company will be deemed to have distributed any such amount for the purposes of the 4% excise tax described in the preceding sentence.

            The Combined Company intends to make distributions to holders of its Common Stock in a manner that will allow it to satisfy the distribution requirements described above. It is possible that, from time to time, the Combined Company's pre-distribution taxable income may exceed its cash flow and that the Combined Company may have difficulty satisfying the distribution requirements. The Combined Company intends to monitor closely the relationship between its pre-distribution taxable income and its cash flow and intends to borrow funds or liquidate assets in order to overcome any cash flow shortfalls if necessary to satisfy the distribution requirements imposed by the Code. It is possible, although unlikely, that the Combined Company may decide to terminate its real estate investment trust status as a result of any such cash shortfall. Such a termination would have adverse tax consequences to the stockholders. See "3. Tax Consequences of REIT Election - Taxation of the Combined Company - General".

Recordkeeping Requirements

      The Combined Company must maintain records of information specified in applicable Treasury Regulations in order to maintain its qualification as a real estate investment trust. In addition, in order to avoid a monetary penalty, the Combined Company must request on an annual basis certain information from its Shareholders designed to disclose the actual ownership of the Combined Company's outstanding Stock. The Combined Company intends to comply with these recordkeeping requirements.


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Ownership Requirements

            For the Combined Company to qualify as a real estate investment trust, shares of the Combined Company must be held by a minimum of 100 persons for at least 335 days in each taxable year after the Combined Company's first taxable year. Further, at no time during the second half of any taxable year after the Combined Company's first taxable year may more than 50% of the Combined Company's shares be owned, actually or constructively, by five or fewer "individuals" (which term is defined for this purpose to include certain tax-exempt entities including pension trusts). The Common Stock will be held by 100 or more persons. The Combined Company intends to continue to comply with these ownership requirements. Also, the Combined Company's Charter contains ownership and transfer restrictions designed to prevent violation of these requirements.

Failure to Qualify

      If the Combined Company failed to qualify as a real estate investment trust in any taxable year, and no relief provisions applied, the Combined Company would be subject to federal income tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates. In calculating the Combined Company's taxable income in a year in which it did not qualify as a real estate investment trust, the Combined Company would not be able to deduct amounts paid out to its Shareholders. In fact, the Combined Company would not be required to distribute any amounts to its Shareholders in such taxable year. In such event, to the extent of the Combined Company's current and accumulated earnings and profits, all distributions to Shareholders would be taxable as ordinary income. Moreover, subject to certain limitations under the Code, corporate Shareholders might be eligible for the dividends received deduction. Unless the Combined Company qualified for relief under specific statutory provisions, the Combined Company would be disqualified from taxation as a real estate investment trust for the four taxable years following the year in which it ceased to qualify as a real estate investment trust. The Combined Company cannot predict whether, in all circumstances, it would qualify for such statutory relief.

4. Taxation of Taxable U.S. Shareholders

      As used herein, the term "Taxable U.S. Shareholder" means a Shareholder that, for United States federal income tax purposes, is:

      o     a citizen or resident of the United States;

      o a corporation, partnership, or other entity created or organized in or under the laws of the United States or any state or political subdivision thereof;

      o an estate the income of which from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States; or


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      o     any trust with respect to which (i) a United States court is able to exercise primary supervision over the administration of such trust, and (ii) one or more United States persons have the authority to control all substantial decisions of the trust.

      For any taxable year in which the Combined Company qualifies as a real estate investment trust, amounts distributed to Taxable U.S. Shareholders will be taxed as follows.

Distributions Generally

      Distributions made to the Combined Company's Taxable U.S. Shareholders out of current or accumulated earnings and profits (and not designated as a capital gain dividend) will be taken into account by such Shareholder as ordinary income and will not, in the case of a corporate Taxable U.S. Shareholder, be eligible for the dividends received deduction. To the extent that the Combined Company makes a distribution with respect to the FSP Common Stock that is in excess of its current or accumulated earnings and profits, the distribution will be treated by a Taxable U.S. Shareholder first as a tax-free return of capital, reducing the Taxable U.S. Shareholder's tax basis in the FSP Common Stock, and any portion of the distribution in excess of the Shareholder's tax basis in the FSP Common Stock will then be treated as gain from the sale of such stock. Dividends declared by the Combined Company in October, November, or December of any year payable to a Taxable U.S. Shareholder of record on a specified date in any such month shall be treated as both paid by the Combined Company and received by Shareholders on December 31 of such year, provided that the dividend is actually paid by the Combined Company during January of the following calendar year. Taxable U.S. Shareholders may not include on their federal income tax returns any of the Combined Company's tax losses.

Capital Gain Dividends

      Dividends to Taxable U.S. Shareholders that properly are designated by the Combined Company as capital gain dividends will be treated by such Shareholders as long-term capital gain, to the extent that such dividends do not exceed the Combined Company's actual net capital gain, without regard to the period for which the Taxable U.S. Shareholders have held the FSP Common Stock. Taxable U.S. Shareholders that are corporations may be required, however, to treat up to 20% of particular capital gain dividends as ordinary income. Capital gain dividends, like regular dividends from a real estate investment trust, are not eligible for the dividends received deduction for corporations.

Retained Capital Gains

      A real estate investment trust may elect to retain, rather than distribute, its net long-term capital gain received during the tax year. To the extent designated in a notice from the Combined Company to its Taxable U.S. Shareholders, the Combined Company will pay the income tax on such gains and Taxable U.S. Shareholders must include their proportionate share of the undistributed net long-term capital gain so designated in their income for the tax year. Each Taxable U.S. Shareholder will be deemed to have paid its share of the tax paid by the Combined Company, which tax will be credited or refunded to such Taxable U.S. Shareholder.


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Passive Activity Loss and Investment Interest Limitations

      Distributions, including deemed distributions of undistributed net long-term capital gain, from the Combined Company and gain from the disposition of FSP Common Stock will not be treated as passive activity income, and therefore Taxable U.S. Shareholders who are subject to the passive loss limitation rules of the Code will not be able to apply any passive activity losses against such income. Distributions from the Combined Company, to the extent they do not constitute a return of capital, generally will be treated as investment income for purposes of the investment income limitation on deductibility of investment interest. However, net capital gain from the disposition of FSP Common Stock or capital gain dividends, including deemed distributions of undistributed net long-term capital gains, generally will be excluded from investment income.

Sale of FSP Common Stock

      Upon the sale of FSP Common Stock, a Taxable U.S. Shareholder generally will recognize gain or loss equal to the difference between the amount realized on such sale and the holder's tax basis in the stock sold. To the extent that the FSP Common Stock is held as a capital asset by the Taxable U.S. Shareholder, the gain or loss will be a long-term capital gain or loss if the stock has been held for more than a year, and will be a short-term capital gain or loss if the stock has been held for a shorter period. In general, however, any loss upon a sale of the FSP Common Stock by a Taxable U.S. Shareholder who has held such stock for six months or less (after applying certain holding period rules) will be treated as a long-term capital loss to the extent that distributions from the Combined Company were required to be treated as long-term capital gain by that holder.

5. Taxation of Tax-Exempt Shareholders

      Tax-exempt entities, including qualified employee pension and profit sharing trusts and individual retirement accounts (collectively, "Exempt Organizations"), generally are exempt from federal income taxation. Exempt Organizations are subject to tax, however, on their unrelated business taxable income ("UBTI"). UBTI is defined as the gross income derived by an Exempt Organization from an unrelated trade or business, less the deductions directly connected with that trade or business, subject to certain exceptions. While many investments in real estate generate UBTI, the Internal Revenue Service has issued a ruling that dividend distributions from a real estate investment trust to an exempt employee pension trust do not constitute UBTI, provided that the shares of the real estate investment trust are not otherwise used in an unrelated trade or business of the exempt employee pension trust. Based on that ruling, amounts distributed to Exempt Organizations generally should not constitute UBTI. However, if an Exempt Organization finances its acquisition of FSP Common Stock with debt, a portion of its income from the Combined Company will constitute UBTI pursuant to the "debt-financed property" rules.

      In addition, in certain circumstances, a pension trust that owns more than 10% of the stock of the Combined Company will be required to treat a percentage of the dividends paid by the Combined Company as UBTI based upon the percentage of the Combined Company's income that would constitute UBTI to the Shareholder if received directly by it. This rule applies to a pension trust holding more than 10% (by value) of the FSP Common Stock only if (i) the percentage of the income from the Combined Company that is UBTI (determined as if the Combined Company were a pension trust) is at least 5% and (ii) the Combined Company is treated as a "pension-held REIT." The Combined Company does not expect to receive significant amounts of income that would be considered UBTI if received directly by a pension trust and does not expect to qualify as a "pension-held REIT."

6. Taxation of Non-U.S. Shareholders

General

      The rules governing United States federal income taxation of nonresident alien individuals, foreign corporations, foreign partnerships, foreign trusts and certain other foreign stockholders (collectively, "Non-U.S. Shareholders") are complex and no attempt is made herein to provide more than a general summary of such rules. This discussion does not consider the tax rules applicable to all Non-U.S. Shareholders and, in particular, does not consider the special rules applicable to U.S. branches of foreign banks or insurance companies or certain intermediaries. NON-U.S. SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS TO DETERMINE THE IMPACT OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS WITH REGARD TO THE MERGER AND THE OWNERSHIP OF THE FSP COMMON STOCK, INCLUDING ANY REPORTING AND WITHHOLDING REQUIREMENTS.

Ordinary Dividends

General

      Distributions to Non-U.S. Shareholders that are not attributable to gain from sales or exchanges by the Combined Company of United States real property interests and are not designated by the Combined Company as capital gain dividends (or deemed distributions of retained capital gains) will be treated as ordinary dividends to the extent that they are made out of current or accumulated earnings and profits of the Combined Company. Any portion of a distribution in excess of current and accumulated earnings and profits of the Combined Company will not be taxable to a Non-U.S. Shareholder to the extent that such distribution does not exceed the adjusted basis of the Shareholder in the FSP Common Stock, but rather will reduce the adjusted basis of such stock. To the extent that the portion of the distribution in excess of current and accumulated earnings and profits exceeds the adjusted basis of a Non-U.S. Shareholder for the FSP Common Stock, such excess generally will be treated as gain from the sale or disposition of the stock and will be taxed as described below.

Withholding

      Dividends paid to Non-U.S. Shareholders may be subject to U.S. withholding tax. If an income tax treaty does not apply and the Non-U.S. Shareholder's investment in the FSP Common Stock is not effectively connected with a trade or business conducted by the Non-U.S. Shareholder in the United States (or if a tax treaty does apply and the investment in the FSP Common Stock is not attributable to a United States permanent establishment maintained by the Non-U.S. Shareholder), ordinary dividends (i.e., distributions out of current and accumulated earnings and profits) will be subject to a U.S. withholding tax at a 30% rate, or, if an income tax treaty applies, at a lower treaty rate. Because the Combined Company generally cannot determine at the time that a distribution is made whether or not it will be in excess of earnings and profits, the Combined Company intends to withhold on the gross amount of each distribution at the 30% rate (or lower treaty rate) (other than distributions subject to the 35% FIRPTA withholding rules described below). To receive a reduced treaty rate, a Non-U.S. Shareholder must furnish the Combined Company or its paying agent with a duly completed Form W-8BEN (or authorized substitute form) certifying such holder's qualification for the reduced rate. Generally, a Non-U.S. Shareholder will be entitled to a refund from the Internal Revenue Service to the extent the amount withheld by the Combined Company from a distribution exceeds the amount of United States tax owed by such Shareholder.

      In the case of a Non-U.S. Shareholder that is a partnership or a trust, the withholding rules for a distribution to such a partnership or trust will be dependent on numerous factors, including (1) the classification of the type of partnership or trust, (2) the status of the partner or beneficiary, and (3) the activities of the partnership or trust. Non-U.S. Shareholders that are partnerships or trusts are urged to consult their tax advisors regarding the withholding rules applicable to them based on their particular circumstances.

      If an income tax treaty does not apply, ordinary dividends that are effectively connected with the conduct of a trade or business within the U.S. by a Non-U.S. Shareholder (and, if a tax treaty applies, ordinary dividends that are attributable to a United States permanent establishment maintained by the Non-U.S. Shareholder) are exempt from U.S. withholding tax. In order to claim such exemption, a Non-U.S. Shareholder must provide the Combined Company or its paying agent with a duly completed Form W-8ECI (or authorized substitute form) certifying such holder's exemption. However, ordinary dividends exempt from U.S. withholding tax because they are effectively connected or are attributable to a United States permanent establishment maintained by the Non-U.S. Shareholder generally are subject to U.S. federal income tax on a net income basis at regular graduated rates. In the case of Non-U.S. Shareholders that are corporations, any effectively connected ordinary dividends or ordinary dividends attributable to a United States permanent establishment maintained by the Non-U.S. Shareholder may, in certain circumstances, be subject to an additional branch profits tax at a 30% rate, or lower rate specified by an applicable income tax treaty.

Capital Gain Dividends

General

      For any year in which the Combined Company qualifies as a real estate investment trust, distributions that are attributable to gain from sales or exchanges by the Combined Company of United States real property interests will be taxed to a Non-U.S. Shareholder under the provisions of the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"). Under FIRPTA, distributions attributable to gain from sales of United States real property are taxed to a Non-U.S. Shareholder as if such gain were effectively connected with a United States trade or business. Non-U.S. Shareholders thus would be taxed at the regular capital gain rates applicable to Taxable U.S. Shareholders (subject to the applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals). Distributions subject to FIRPTA also may be subject to a 30% branch profits tax in the hands of a corporate Non-U.S. Shareholder not otherwise entitled to treaty relief or exemption.

Withholding

      Under FIRPTA, the Combined Company is required to withhold 35% of any distribution that is designated as a capital gain dividend or which could be designated as a capital gain dividend. Moreover, if the Combined Company designates previously made distributions as capital gain dividends, subsequent distributions (up to the amount of the prior distributions so designated) will be treated as capital gain dividends for purposes of FIRPTA withholding.

Sale of FSP Common Stock

      A Non-U.S Shareholder generally will not be subject to United States federal income tax under FIRPTA with respect to gain recognized upon a sale of FSP Common Stock, provided that the Combined Company is a "domestically-controlled REIT." A domestically-controlled REIT generally is defined as a real estate investment trust in which at all times during a specified testing period less than 50% in value of the stock was held directly or indirectly by non-U.S. persons. Although currently it is anticipated that the Combined Company will be a domestically-controlled REIT, and, therefore, that the sale of FSP Common Stock will not be subject to taxation under FIRPTA, there can be no assurance that the Combined Company will, at all relevant times, be a domestically-controlled REIT. If the gain on the sale of FSP Common Stock were subject to taxation under FIRPTA, a Non-U.S. Shareholder would be subject to the same treatment as Taxable U.S. Shareholders with respect to such gain (subject to the applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals). In addition, a purchaser of FSP Common Stock from a Non-U.S. Shareholder subject to taxation under FIRPTA generally would be required to deduct and withhold a tax equal to 10% of the amount realized by a Non-U.S. Shareholder on the disposition. Any amount withheld would be creditable against the Non-U.S. Shareholder's FIRPTA tax liability.

      Even if gain recognized by a Non-U.S. Shareholder upon the sale of FSP Common Stock is not subject to FIRPTA, such gain generally will be taxable to such Shareholder if:

      o an income tax treaty does not apply and the gain is effectively connected with a trade or business conducted by the Non-U.S. Shareholder in the United States (or, if an income tax treaty applies and the gain is attributable to a United States permanent establishment maintained by the Non-U.S. Shareholder), in which case, unless an applicable treaty provides otherwise, a Non-U.S. Shareholder will be taxed on his or her net gain from the sale at regular graduated U.S. federal income tax rates. In the case of a Non-U.S. Shareholder that is a corporation, such Shareholder may be subject to an additional branch profits tax at a 30% rate, unless an applicable income tax treaty provides for a lower rate and the Shareholder demonstrates its qualification for such rate; or

      o the Non-U.S. Shareholder is a nonresident alien individual who holds the FSP Common Stock as a capital asset and was present in the United States for 183 days or more during the taxable year (as determined under the Code) and certain other conditions apply, in which case the Non-U.S. Shareholder will be subject to a 30% tax on capital gains.

Estate Tax Considerations

            The value of FSP Common Stock owned, or treated as owned, by a Non-U.S. Shareholder who is a nonresident alien individual at the time of his or her death will be included in the individual's gross estate for United States federal estate tax purposes, unless otherwise provided in an applicable estate tax treaty.

7. Information Reporting and Backup Withholding

      The Combined Company is required to report to its Shareholders and to the Internal Revenue Service the amount of distributions paid during each tax year, and the amount of tax withheld, if any. These requirements apply even if withholding was not required with respect to payments made to a Shareholder. In the case of Non-U.S. Shareholders, the information reported may also be made available to the tax authorities of the Non-U.S. Shareholder's country of residence, if an applicable income tax treaty so provides.

      Backup withholding generally may be imposed at a rate of 30% (the rate is scheduled to decrease to 29% in 2004, and 28% in 2006) on certain payments to a Shareholder unless the Shareholder (i) furnishes certain information, or (ii) is otherwise exempt from backup withholding.

      A Shareholder who does not provide the Combined Company with his or her correct taxpayer identification number also may be subject to penalties imposed by the IRS. In addition, the Combined Company may be required to withhold a portion of capital gain distributions to any Shareholders who fail to certify their non-foreign status to the Combined Company

      Shareholders should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedure for obtaining an exemption. Backup withholding is not an additional tax. Rather, the amount of any backup withholding with respect to a distribution to a Shareholder will be allowed as a credit against such holder's United States federal income tax liability and may entitle the Shareholder to a refund, provided that the required information is furnished to the Internal Revenue Service.

      In general, backup withholding and information reporting will not apply to a payment of the proceeds of the sale of FSP Common Stock by a Non-U.S. Shareholder by or through a foreign office of a foreign broker effected outside of the United States; provided, however, that foreign brokers having certain connections with the United States may be obligated to comply with the backup withholding and information reporting rules. Information reporting (but not backup withholding) will apply, however, to a payment of the proceeds of a sale of FSP Common Stock by foreign offices of certain brokers, including foreign offices of a broker that:

      o     is a United States person;

      o derives 50% or more of its gross income for certain periods from the conduct of a trade or business in the United States; or

      o is a "controlled foreign corporation" for United States tax purposes.

      Information reporting will not apply in the above cases if the broker has documentary evidence in its records that the holder is a Non-U.S. Shareholder and certain conditions are met, or the Non-U.S. Shareholder otherwise establishes an exemption.

      Payment to or through a United States office of a broker of the proceeds of a sale of FSP Common Stock is subject to both backup withholding and information reporting unless the Shareholder certifies in the manner required that he or she is a Non-U.S. Shareholder and satisfies certain other qualifications under penalties of perjury or otherwise establishes an exemption.

8. State and Local Tax

      The discussion herein concerns only the United States federal income tax treatment likely to be accorded to the Combined Company and its Shareholders. No consideration has been given to the state and local tax treatment of such parties. The state and local tax treatment may not conform to the federal treatment described above. As a result, a Shareholder should consult his or her own tax advisor regarding the specific state and local tax consequences of the Merger and ownership and sale of FSP Common Stock in the Combined Company.

                                  LEGAL MATTERS

      Hale and Dorr LLP, Boston, Massachusetts, will deliver opinions to the effect that (i) upon consummation of the Mergers, the shares of FSP Common Stock in the Combined Company offered pursuant to the Merger Agreement will be validly issued, fully paid and nonassessable and (ii) the Mergers should be treated for federal income tax purposes as tax-free transactions and the discussion under "Material United States Federal Income Tax Considerations", to the extent it involves matters of law, is accurate in all material respects.


                                       By Order of the FSP Board,

                                       /s/ Barbara J. Corinha

                                       Barbara J. Corinha, Secretary
____ __, 2003

      The FSP Board hopes that stockholders will attend the meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed Proxy in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. FSP Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

Index to Financial Statements

Entity                        Period covered                               Page
------                        --------------                               ----

FSP Corp.         Nine months ended September 30, 2002                     F-2
                  Six months ended June 30, 2002                           F-17
                  Three months ended March 31, 2002                        F-30
                  Year ended December 31, 2001                             F-41
                  Year ended December 31, 2000                             F-74

Forest Park       Nine months ended September 30, 2002                     F-95
                  Year ended December 31, 2001                             F-101
                  Year ended December 31, 2000                             F-110
                  Period from date of inception to December 31, 1999       F-120

The Gael          Nine months ended September 30, 2002                     F-131
                  Year ended December 31, 2001                             F-137
                  Period from date of inception to December 31, 2000       F-146

Goldentop         Nine months ended September 30, 2002                     F-156
                  Year ended December 31, 2001                             F-162
                  Period from date of inception to December 31, 2000       F-171

Centennial        Nine months ended September 30, 2002                     F-181
                  Year ended December 31, 2001                             F-187
                  Period from date of inception to December 31, 2000       F-196

Meadow Point      Nine months ended September 30, 2002                     F-206
                  Period from date of inception to December 31, 2001       F-213

Timberlake        Nine months ended September 30, 2002                     F-222
                  Period from date of inception to December 31, 2001       F-228

Federal Way       Nine months ended September 30, 2002                     F-237
                  Period from date of inception to December 31, 2001       F-243

Fair Lakes        Nine months ended September 30, 2002                     F-252
                  Period from date of inception to December 31, 2001       F-258

Northwest Point   Nine months ended September 30, 2002                     F-267
                  Period from date of inception to December 31, 2001       F-273

Timberlake East   Nine months ended September 30, 2002                     F-283

Merrywood         Nine months ended September 30, 2002                     F-292

Plaza Ridge I     Nine months ended September 30, 2002                     F-301

Park Ten          Nine months ended September 30, 2002                     F-310

Supplemental information

Target REITs      Schedule III as of  December 31, 2001                    F-319

                        Franklin Street Properties Corp.

                                Quarterly Report
                               September 30, 2002

                                                                            Page
                                                                            ----

        Index to Financial Statements

                 Consolidated Balance Sheets as of September 30, 2002
                 and December 31, 2001....................................  F-3

                 Consolidated Statements of Income for the nine months
                 ended September 30, 2002 and 2001........................  F-4

                 Consolidated Statements of Cash Flows for the nine
                 months ended September 30, 2002 and 2001.................  F-5
                 Notes to the Consolidated Financial Statements...........  F-6

                        Franklin Street Properties Corp.
                           Consolidated Balance Sheets
                                   (unaudited)

                                                                   September 30,      December 31,
(in thousands, except share, unit and par value amounts)               2002               2001
======================================================================================================
                                                                      (REIT)      (Limited Partnership)
Assets:

Real estate investments, at cost:
  Land                                                               $ 39,560           $  39,560
  Buildings and improvements                                          154,689             153,632
  Fixtures and equipment                                                  930                 920
------------------------------------------------------------------------------------------------------
                                                                      195,179             194,112

  Less accumulated depreciation                                        20,648              17,419
------------------------------------------------------------------------------------------------------

    Real estate investments, net                                      174,531             176,693

Real estate assets held for syndication                                51,500                  --
Cash and cash equivalents                                              21,841              24,357
Restricted cash                                                           486                 495
Tenant rent receivables, net of allowance for doubtful accounts of
  $357 and $210, respectively                                           2,416               1,434
Prepaid expenses and other assets, net                                  1,678                 741
Office computers and furniture, net of accumulated
  depreciation of $358 and $215, respectively                             265                 397
------------------------------------------------------------------------------------------------------

    Total Assets                                                     $252,717           $ 204,117
======================================================================================================

Liabilities and Stockholders' Equity/Partners' Capital:

Liabilities:
  Bank note payable                                                  $ 50,000            $     --
  Accounts payable and accrued expenses                                 4,618               2,112
  Accrued compensation                                                  1,432               1,747
  Tenant security deposits                                                486                 495
------------------------------------------------------------------------------------------------------

    Total Liabilities                                                  56,536               4,354
------------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity/Partners' Capital:
  Preferred Stock, $.0001 par value, 20,000,000 shares
    authorized, none issued or outstanding                           $     --            $     --
  Common Stock, $.0001 par value, 180,000,000 shares
    authorized, 24,630,247 shares issued and outstanding                    2                  --
  Additional paid-in capital                                          192,743                  --
  Limited partnership units, 23,637,750 units issued
    and outstanding                                                        --             203,348
  General partnership units, 948,499 units issued and
    outstanding                                                            --              (3,585)
  Retained earnings                                                     3,436                  --
------------------------------------------------------------------------------------------------------

    Total Stockholders' Equity/Partners' Capital                      196,181             199,763
------------------------------------------------------------------------------------------------------

    Total Liabilities and Stockholders' Equity/Partners' Capital     $252,717           $ 204,117
======================================================================================================

                    See accompanying notes to consolidated financial statements.

                        Franklin Street Properties Corp.
                        Consolidated Statements of Income
                                   (Unaudited)

                                                               For the                        For the
                                                             Three Months                   Nine Months
                                                                Ended                          Ended
                                                            September 30,                   September 30,
                                                       -----------------------         -----------------------
(in thousands, except per share/unit amounts)            2002            2001            2002            2001
====================================================================================================================
                                                        (REIT)  (Limited Partnership)   (REIT)  (Limited Partnership)
Revenue:
  Rental                                               $ 6,676         $ 6,915         $20,035         $20,234
  Syndication fees                                       4,153           2,765           9,890           8,996
  Transaction fees                                       3,865           1,305           9,203           7,176
  Interest and other                                       473             317             915           1,179
--------------------------------------------------------------------------------------------------------------------

    Total revenue                                       15,167          11,302          40,043          37,585
--------------------------------------------------------------------------------------------------------------------

Expenses:
  Selling, general and administrative                    1,190           1,396           4,093           3,380
  Commissions                                            2,075           1,382           4,910           4,498
  Stock/units issued as compensation                       604             186             604           1,744
  Rental operating expenses                              1,660           1,941           4,857           5,374
  Depreciation and amortization                          1,202           1,148           3,515           3,572
  Real estate taxes and insurance                          796             919           2,307           2,335
  Interest                                                 297             247             647             641

    Total expenses                                       7,824           7,219          20,933          21,544
--------------------------------------------------------------------------------------------------------------------

Income before minority interests                         7,343           4,083          19,110          16,041

Income applicable to minority interests                     --              --              --              40

Income before taxes                                      7,343           4,083          19,110          16,001

Taxes on income                                            216              --             417              --
--------------------------------------------------------------------------------------------------------------------

Net income                                             $ 7,127         $ 4,083         $18,693         $16,001
====================================================================================================================

Allocation of net income to:
  Common Shareholders                                  $ 7,127         $    --         $18,693         $    --
  Limited Partners                                          --           3,925              --          15,380
  General Partner                                           --             158              --             621
--------------------------------------------------------------------------------------------------------------------
                                                       $ 7,127         $ 4,083         $18,693         $16,001
====================================================================================================================

Weighted average number of shares/units outstanding,
  respectively, basic and diluted                       24,623          24,586          24,598          24,487
====================================================================================================================

Net income per share and per limited and general
  partnership unit, respectively, basic and diluted    $  0.29         $  0.17         $  0.76         $  0.65
====================================================================================================================

                    See accompanying notes to consolidated financial statements.

                        Franklin Street Properties Corp.
                      Consolidated Statements of Cash Flows
                                   (Unaudited)

                                                                                   For the
                                                                                  Nine months
                                                                                    Ended
                                                                                 September 30,
                                                                           -----------------------
(in thousands)                                                                2002           2001
===========================================================================================================
                                                                             (REIT)    (Limited Partnership)
Cash flows from operating activities:
  Net income                                                               $ 18,693       $ 16,001
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization                                             3,515          3,572
    Stock/units issued as compensation                                          604          1,744
    Gain on sale of land                                                         --            (11)
    Minority interests                                                           --             40
  Changes in operating assets and liabilities:
      Decrease (increase) in restricted cash                                      9             (8)
      (Increase) decrease in tenant rent receivables                           (982)           300
      Increase in prepaid expenses and other assets, net                     (1,080)          (204)
      Increase in accounts payable and accrued expenses                         962          2,083
      (Decrease) increase in accrued compensation                              (315)           626
      (Decrease) increase in tenant security deposits                            (9)             8
-----------------------------------------------------------------------------------------------------------

        Net cash provided by operating activities                            21,397         24,151
-----------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchase of real estate assets, office computers and furniture             (1,078)          (257)
  Change in real estate assets held for syndication                         (49,956)           935
  Proceeds received on sale of land                                              --            449
  Proceeds from marketable securities                                            --          4,227
-----------------------------------------------------------------------------------------------------------

        Net cash (used for) provided by investing activities                (51,034)         5,354
-----------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Distributions to stockholders/partners                                    (22,879)       (20,527)
Distributions to minority interest holders                                       --           (103)
  Proceeds from bank note payable                                            50,000         15,682
  Repayments of bank note payable                                                --        (16,500)
-----------------------------------------------------------------------------------------------------------

        Net cash provided by (used for) financing activities                 27,121        (21,448)
-----------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                         (2,516)         8,057

Cash and cash equivalents, beginning of period                               24,357         13,718
-----------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                   $ 21,841       $ 21,775
===========================================================================================================

Supplemental disclosure of non-cash investing activity:
  Capital expenditures included in accounts payable and accrued expenses   $  1,544       $     --

Supplemental disclosure of cash flow information:
  Cash paid for:
    Interest                                                               $    647       $    641
    Income taxes                                                           $    390       $     --


                    See accompanying notes to consolidated financial statements.

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

1. Organization, Properties, Basis of Presentation and Recent Accounting Pronouncements

Organization

Franklin Street Properties Corp. (the "Company") was formed as a Massachusetts limited partnership (the "Partnership") on February 4, 1997. Through June 30, 2001 the Partnership owned a 99% interest in FSP Investments LLC ("FSP Investments") and a 99% interest in FSP Property Management LLC ("FSP Property Management"). Effective July 1, 2001, a wholly-owned subsidiary of the Partnership purchased the remaining 1% ownership interest in FSP Investments and 1% ownership interest in FSP Property Management for an aggregate purchase price of approximately $32,000.

In December 2001, the limited partners of the Partnership approved the conversion of the Partnership from a partnership into a corporation. The conversion was effective January 1, 2002, and was accomplished as a tax-free reorganization by merging the Partnership with and into a wholly owned subsidiary, Franklin Street Properties Corp., with the subsidiary as the surviving entity. In 2002, the Company elected to be taxed as a real estate investment trust ("REIT").

As a part of the conversion, all of the Partnership's outstanding units were converted on a one-for-one basis into 24,586,249 shares of common stock of the Company. The conversion is being accounted for as a reorganization of affiliated entities, with assets and liabilities recorded at their historical costs.

The Company operates in two business segments: rental operations and investment services. FSP Investments provides real estate investment and broker/dealer services. FSP Investments' services include: (i) the organization of REITs (the "Sponsored REITs") which are syndicated through private placements; (ii) the acquisition of real estate on behalf of the Sponsored REITs; and (iii) the sale through best efforts of private placements of preferred stock in Sponsored REITs.

Properties

As of September 30, 2002, December 31, 2001 and September 30, 2001, excluding assets held for syndication, the Company owned a portfolio of four residential real estate properties (consisting of approximately 642 apartment units) and 13 commercial properties (consisting of approximately 1,433,300 square feet of rentable space).

Basis of Presentation

The consolidated financial statements of the Company include all the accounts of the Company and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated. These financial statements should be read in conjunction with the Company's financial statements and notes thereto contained in the Company's annual report on Form 10-K for its fiscal year ended December 31, 2001.

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included. The results of operations for the interim periods are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

1. Organization, Properties, Basis of Presentation and Recent Accounting Pronouncements (continued)

Recent Accounting Pronouncements (continued)

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for syndication" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on the Company's financial position, results of operations and cash flows. The Company has one real estate asset that it considers "held for syndication" at September 30, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flow.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement will be effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial statements.

On November 25, 2002, the FASB issued FASB Interpretation No. 45 ("FIN 45") "Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, an Interpretation of FASB Statements No. 5, 57 and 107 and Rescission of FASB Interpretation No. 34". FIN 45 clarifies the requirements of SFAS No. 5 "Accounting for Contingencies", relating to a guarantors accounting for, and disclosure of, the issuance of certain types of guarantees. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial statement.

2. Investment Services Activity

During the three months ended September 30, 2002, two Sponsored REITs, FSP Park Ten Corp. and FSP Montague Business Center Corp., acquired office buildings in Houston, Texas and San Jose, California, respectively. The Company sold on a best efforts basis, through private placements, approximately $60.9 million in preferred stock in these Sponsored REITs. The Company recorded approximately $4.2 million and $3.9 million of syndication fee and transaction fee revenues, respectively, as a result of these transactions.

The Company has in the past acquired by merger entities similar to the Sponsored REITs. The Company's business model for growth includes the potential acquisition by merger in the future of Sponsored REITs. However, the Company has no obligation to acquire or to offer to acquire any Sponsored REIT. In addition, any offer (and the related terms and conditions) that might be made in the future to acquire any Sponsored REIT would require: the approval of the boards of directors of the Company and the Sponsored REIT; and the approval of the shareholders of the Sponsored REIT; and likely would require the approval of the shareholders of the Company.

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

3. Real Estate Assets Held For Syndication

Real estate assets held for syndication represents the assets of a Sponsored REIT which was owned 99% by the Company and 1% by an officer of the Company at September 30, 2002. The Company intends to syndicate, on a best efforts basis, through a private placement approximately $63.6 million in preferred stock in the Sponsored REIT.

Following the anticipated syndication of the preferred stock in the fourth quarter of 2002, the Company will own 99% of the common stock in the sponsored REIT, which represents less than a 1% ownership interest in the Sponsored REIT. Additionally, the Company anticipates earning a fee of approximately 1% of gross rental revenue, as defined, for services rendered in connection with the ongoing asset management of the property. Accordingly, as the Company anticipates having significant continuing involvement following the syndication, as defined in FAS 144, syndication and transaction fees and related expenses from the syndication will be recorded in continuing operations.

The assets owned by the Sponsored REIT, FSP Addison Circle Corp., were purchased on September 30, 2002, are located in Addison, Texas and are comprised principally of land and an office building totaling $51,500,000. The purchase was primarily funded by a bank note payable of $50 million.

The results of operations for FSP Addison Circle Corp. for the three months ended September 30, 2002 were not material.

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

4. Related Party Transactions and Investments in Non-consolidated Entities

The Company has arranged for Citizens Bank to provide a line of credit for the Company's senior officers in the maximum aggregate amount of $3 million. The borrowings under this line of credit are for the purpose of paying income taxes on equity interests in the Company issued to such senior officers as compensation. Loans under this line of credit have a term of one year and bear interest at the bank's prime rate plus 50 basis points. Each borrower has secured the loan by pledging shares of the Company's Common Stock having an aggregate fair market value at the time of the loan of no less than twice the principal amount of the loan. In the three months ended September 30, 2002 a senior officer of the Company repaid $275,000 of outstanding borrowings. Borrowings of $1,803,000, which are not reflected in the consolidated balance sheets, were outstanding to senior officers of the Company at September 30, 2002 and $1,625,000 at December 31, 2001. The Company has agreed to purchase from Citizens Bank any such loan on which the borrower defaults. Following the purchase of the loan, the Company would have the same rights as Citizens Bank, including the right to foreclose on the pledged stock or to recover the outstanding amount of the loan from the officer/borrower. In order to comply with the Sarbanes-Oxley Act of 2002, the Company has informed Citizens Bank and its senior officers that it will no longer agree to guarantee any such loans made in the future. The existing repurchase agreements will terminate on February 23, 2003.

The Company typically retains a non-controlling common stock ownership interest in Sponsored REITs that it has organized. These ownership interests have virtually no economic benefit or risk. At September 30, 2002, December 31, 2001, and September 30, 2001 the Company had ownership interests in sixteen, ten and five Sponsored REITs, respectively. During 1999 and 2000, the Company acquired 100% of the non-owned interests of 17 limited partnerships (through a series of mergers) that it had previously organized.

Summarized financial information for the Sponsored REITs is as follows (unaudited):

                                                  September 30,     December 31,
                                                      2002              2001
                                                  -------------     ------------
                                                          (in thousands)
Balance Sheet Data:
Real estate, net                                     $337,439         $222,232
Other assets                                           35,270           19,048
Total liabilities                                       6,514            6,755
Shareholders' equity                                  366,195          234,525

                                     For the three months ended    For the nine months ended
                                            September 30,                September 30,
                                          2002         2001            2002         2001
                                        -------      -------         -------      -------
                                                         (in thousands)
Operating Data:
Rental revenue                          $12,838      $ 5,204         $31,542      $11,713
Other revenue                               334           78             551          250
Operating and maintenance expenses        2,540        1,498           9,326        3,577
Depreciation and amortization             2,200        1,378           4,802        2,058
Interest expense and commitment fees      4,893        3,240           8,937        4,479
                                        -------      -------         -------      -------
Net income (loss)                       $ 3,539      $  (834)        $ 9,028      $ 1,849
                                        =======      =======         =======      =======

The Company provided syndication and real estate acquisition advisory services for the Sponsored REITs in 2002 and 2001. For the three months ended September 30, 2002 and 2001, respectively, syndication fees were approximately $4.2 million and $2.8 million, and transaction fees were approximately $3.9 million and $1.3 million. For the nine months ended September 30, 2002 and 2001, respectively, syndication fees were approximately $9.9 million and $9.0 million, and transaction fees were approximately $9.2 million and $7.2 million.

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

4. Related Party Transactions and Investments in Non-consolidated Entities (continued)

Asset management fee income charged by the Company to the Sponsored REITs amounted to approximately $172,000 and $72,000 for the three months ended September 30, 2002 and 2001, respectively, and $389,000 and $109,000 for the nine months ended September 30, 2002 and 2001, respectively, and is included in "Interest and other" in the Consolidated Statements of Income. Management fees range from 1% to 5% of collected rents and the applicable contracts are cancelable with 30 days notice.

5. Bank note payable

On September 30, 2002, $50 million was outstanding under the Company's $50 million unsecured line of credit (the "Loan Agreement"). Borrowings under the Loan Agreement bear interest at a rate of either the bank's base rate or a variable LIBOR rate, as defined, which was 4.75% per annum at September 30, 2002. There were no borrowings outstanding under the Loan Agreement at December 31, 2001. The Loan Agreement matures on February 23, 2003.

6. Net Income Per Share/Partnership Unit

The Company follows SFAS No. 128, "Earnings per Share," which specifies the computation, presentation and disclosure requirements for the Company's net income per share/unit. Basic net income per share/unit is computed by dividing net income by the weighted average number of Company shares/units outstanding during the period. Diluted net income per share/unit reflects the potential dilution that could occur if securities or other contracts to issue shares/units were exercised or converted into shares/units. There were no potential dilutive shares/units outstanding at September 30, 2002 and 2001.

The denominator used for calculating basic and diluted net income per share/unit is as follows:

                                                            Three Months                   Nine Months
                                                               Ended                           Ended
                                                           September 30,                   September 30,
                                                    --------------------------      --------------------------
                                                       2002            2001            2002            2001
                                                       ----            ----            ----            ----

Weighted average number of shares outstanding:
  Common shares                                     24,622,914              --      24,598,470              --
  Limited partnership units                                 --      23,637,748              --      23,538,745
  General partnership units                                 --         948,499              --         948,499
                                                    --------------------------      --------------------------
                                                    24,622,914      24,586,247      24,598,470      24,487,244
                                                    ==========================      ==========================

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

7. Business Segments

The Company operates in two business segments: rental operations and investment services (including real estate acquisition, financing and broker/dealer services). The Company has identified these segments because this discrete information is the basis upon which management makes decisions regarding resource allocation and performance assessment. The accounting policies of the reportable segments are the same as those described in the "Significant Accounting Policies" set forth in Note 2 to the Company's audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The Company's segments are located in the United States of America.

The Company evaluates the performance of its reportable segments based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the reportable segment's activity and is the basis for distributions paid to equity holders. The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus investment services proceeds received from controlled partnerships; plus the net proceeds from the sale of land; less purchases of property and equipment ("Capital Expenditures") and payments for deferred leasing commissions, plus proceeds from cash reserves established at the acquisition date of the property. Depreciation and amortization, non-cash compensation and straight line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

CAD by business segment is as follows (in thousands):

                                            Rental      Investment              Intercompany
                                          Operations     Services      Total    Eliminations  Consolidated
                                          ----------     --------      -----    ------------  ------------
Three Months Ended March  31, 2001

Net Income                                  $ 4,059       $ 1,900     $ 5,959       $ 43         $ 6,002
Depreciation and amortization                 1,306            10       1,316        (43)          1,273
Non-cash compensation expense                    --            29          29         --              29
Straight line rent                              (66)           --         (66)        --             (66)
Capital expenditures                            (21)          (55)        (76)        --             (76)
Payment of deferred leasing commission          (25)           --         (25)        --             (25)
Proceeds of funded reserves                      25            --          25         --              25
                                            -------       -------     -------       ----         -------

Cash Available for Distribution             $ 5,278       $ 1,884     $ 7,162       $ --         $ 7,162
                                            =======       =======     =======       ====         =======

Three Months Ended June 30, 2001

Net Income                                  $ 3,915       $ 1,958     $ 5,873       $ 43         $ 5,916
Depreciation and amortization                 1,184            10       1,194        (43)          1,151
Straight line rent                             (161)           --        (161)        --            (161)
Capital expenditures                            (60)          (25)        (85)        --             (85)
                                            -------       -------     -------       ----         -------

Cash Available for Distribution             $ 4,878       $ 1,943     $ 6,821       $ --         $ 6,821
                                            =======       =======     =======       ====         =======

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

7. Business Segments (continued)

CAD by business segment is as follows (in thousands):

                                               Rental      Investment              Intercompany
                                             Operations     Services      Total    Eliminations  Consolidated
                                             ----------     --------      -----    ------------  ------------

Three Months Ended September 30, 2001

Net Income                                    $  5,024       $  (985)    $  4,039       $  44       $  4,083
Depreciation                                     1,181            11        1,192         (44)         1,148
Straight line rent                                (144)           --         (144)         --           (144)
Non-cash compensation                               --         1,715        1,715          --          1,715
Capital expenditures                               (24)          (72)         (96)         --            (96)
Proceeds from sale of land                         449            --          449          --            449
Proceeds from funded reserves                      105            --          105          --            105
                                              --------       -------     --------       -----       --------

Cash Available for Distribution               $  6,591       $   669     $  7,260       $  --       $  7,260
                                              ========       =======     ========       =====       ========

Nine Months Ended September 30, 2001

Net Income                                    $ 12,998       $ 2,873     $ 15,871       $ 130       $ 16,001
Depreciation                                     3,671            31        3,702        (130)         3,572
Straight line rent                                (371)           --         (371)         --           (371)
Non-cash compensation                               --         1,744        1,744          --          1,744
Capital expenditures                              (105)         (152)        (257)         --           (257)
Proceeds from funded reserves                      105            --          105          --            105
Proceeds from sale of surplus land (net)           449            --          449          --            449
                                              --------       -------     --------       -----       --------

Cash Available for Distribution               $ 16,747       $ 4,496     $ 21,243       $  --       $ 21,243
                                              ========       =======     ========       =====       ========

Three Months Ended March 31, 2002

Net Income                                    $  4,432       $  (378)    $  4,054       $  43       $  4,097
Depreciation and amortization                    1,118            71        1,189         (43)         1,146
Straight line rent                                 (54)           --          (54)         --            (54)
Capital expenditures                              (546)           (2)        (548)         --           (548)
Proceeds from funded reserves                      538            --          538          --            538
                                              --------       -------     --------       -----       --------

Cash Available for Distribution               $  5,488       $  (309)    $  5,179       $  --       $  5,179
                                              ========       =======     ========       =====       ========

Three Months Ended June 30, 2002

Net Income                                    $  6,443       $   982       $  7,425       $  44       $  7,469
Depreciation and amortization                    1,174            37          1,211         (44)         1,167
Straight line rent                                (961)           --           (961)         --           (961)
Capital expenditures                              (187)           (8)          (195)         --           (195)
Payment of deferred leasing commissions           (531)           --           (531)         --           (531)
Proceeds from funded reserves                    1,460            --          1,460          --          1,460
                                              --------       -------       --------       -----       --------

Cash Available for Distribution               $  7,398       $ 1,011       $  8,409       $  --       $  8,409
                                              ========       =======       ========       =====       ========

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

7. Business Segments (continued)

Three Months Ended September 30, 2002

Net Income                                   $  6,497       $   586       $  7,083       $  44       $  7,127
Depreciation and amortization                   1,215            31          1,246         (44)         1,202
Straight line rent                                (20)           --            (20)         --            (20)
Non-cash compensation                              --           604            604          --            604
Capital expenditures                             (335)           --           (335)         --           (335)
Payment of deferred leasing commissions           (77)           --            (77)         --            (77)
Proceeds from funded reserves                     810            --            810          --            810
                                             --------       -------       --------       -----       --------

Cash Available for Distribution              $  8,090       $ 1,221       $  9,311       $  --       $  9,311
                                             ========       =======       ========       =====       ========

Nine Months Ended September 30, 2002

Net Income                                   $ 17,372       $ 1,190       $ 18,562       $ 131       $ 18,693
Depreciation and amortization                   3,507           139          3,646        (131)         3,515
Straight line rent                             (1,035)           --         (1,035)         --         (1,035)
Non-cash compensation                              --           604            604          --            604
Capital expenditures                           (1,068)          (10)        (1,078)         --         (1,078)
Payment of deferred leasing commissions          (608)           --           (608)         --           (608)
Proceeds from funded reserves                   2,808            --          2,808          --          2,808
                                             --------       -------       --------       -----       --------

Cash Available for Distribution              $ 20,976       $ 1,923       $ 22,899       $  --       $ 22,899
                                             ========       =======       ========       =====       ========

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

7.  Business Segments (continued)

The following table is a summary of other financial information by business segment (in thousands):

                                              Rental      Investment
                                            Operations     Services       Total
                                            ----------     --------       -----

Three Months Ended September 30, 2002:
     Revenue                                 $ 10,475      $ 4,518      $ 14,993
     Interest Income                              158           16           174
     Interest Expense                             297           --           297
     Capital Expenditures                         335           --           335
     Total assets at September 30, 2002       247,153        5,564       252,717

Three Months Ended September 30, 2001:
     Revenue                                 $  8,159      $ 2,920      $ 11,079
     Interest Income                              198           25           223
     Interest Expense                             247           --           247
     Capital Expenditures                          26           11            37
     Total assets at September 30, 2001       201,496        6,685       208,181

Nine Months Ended September 30, 2002:
     Revenue                                 $ 28,997      $10,672      $ 39,669
     Interest Income                              324           50           374
     Interest Expense                             647           --           647
     Capital Expenditures                       1,068           10         1,078
     Total assets at September 30, 2002       247,153        5,564       252,717

Nine Months Ended September 30, 2001:
     Revenue                                 $ 25,072      $11,456      $ 36,528
     Interest Income                              970           87         1,057
     Interest Expense                             641           --           641
     Capital Expenditures                         105          152           257
     Total assets at September 30, 2001       201,496        6,685       208,181

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

8. Cash Dividends

The Company declared and paid dividends as follows (in thousands, except per share amounts):

                                                  Dividends Per       Total
         Quarter Paid                                 Share         Dividends

         ------------                             -------------     ---------
      First Quarter of 2002                          $     .31       $ 7,622
      Second Quarter of 2002                               .31         7,622
      Third Quarter of 2002                                .31         7,635
                                                                     -------
                                                                     $22,879
                                                                     =======

9. Income Taxes

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"). As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's income that must be distributed annually.

One such restriction is that the Company generally cannot own more than 10% of the voting power or value of the securities of any one issuer unless the issuer is itself a REIT or a "taxable REIT subsidiary" ("TRS"). In the case of TRSs, the Company's ownership of securities in all TRSs generally cannot exceed 20% of the value of all of the Company's assets and, when considered together with other non-real estate assets, cannot exceed 25% of the value of all of the Company's assets. Effective January 1, 2001, a subsidiary of the Company has elected to be treated as a TRS. As a result, it will be required to pay taxes on its net income like any other taxable corporation.

Income taxes are recorded based on the future tax effects of the difference between the tax and financial reporting bases of the Company's assets and liabilities. In estimating future tax consequences, potential future events are considered except for potential changes in income tax law or in rates.

The income tax expense reflected in the consolidated statement of income relates only to the taxable REIT subsidiary. The expense differs from the amounts computed by applying the Federal statutory rate of 35% to income before income taxes as follows:

                                                            For the
                                                          Nine Months
                                                             Ended
                                                       September 30, 2002
                                                       ------------------
                                                         (in thousands)

      Federal income tax expense at statutory rate          $   562
      Increase (decrease) in taxes resulting from:
           State income taxes, net of federal impact             89
           Other                                               (234)
                                                            -------
                                                            $   417
                                                            =======

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

9. Income Taxes (continued)

Other consists primarily of the tax benefit on cash bonuses accrued in 2001 but paid in 2002. Due to the conversion from a partnership into a corporation the bonus is treated as a permanent tax difference.

No deferred income taxes were provided as there were no temporary differences between the financial reporting basis and the tax basis of the taxable REIT subsidiary.

Prior to the REIT conversion on January 1, 2002, no provision or benefit was made for federal or state income taxes in the consolidated financial statements of the Partnership. Partners were required to report on their individual tax returns their allocable share of income, gains, losses, deductions and credits of the Partnership.

10. Employee Benefit Plan

On May 20, 2002, the stockholders of the Company approved the 2002 Stock Incentive Plan (the "Plan"). The Plan is an equity-based incentive compensation plan, and provides for the grants of up to a maximum of 2,000,000 shares of the Company's common stock ("Awards"). All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted awards. Awards under the Plan are made at the discretion of the Company's Board of Directors, and have no vesting requirements. The Company has granted 43,998 shares under the Plan as of September 30, 2002 to Mr. R. Scott MacPhee, an officer of the Company. The shares were valued at $13.73 per share.

Upon granting an Award, the Company will recognize compensation cost equal to the fair market value of the Company's common stock, as determined by the Company's Board of Directors, on the date of the grant.

11. Subsequent Events

The Company declared a dividend of $0.31 per share on October 18, 2002 to shareholders of record as of October 18, 2002.

                        Franklin Street Properties Corp.

                                Quarterly Report
                                  June 30, 2002

                                                                            Page
                                                                            ----
        Index to Financial Statements

                 Consolidated Balance Sheets as of June 30, 2002 and
                 December 31, 2001 .......................................  F-18

                 Consolidated Statements of Income for the six months
                 ended June 30, 2002 and 2001 ............................  F-19

                 Consolidated Statements of Cash Flows for the six months
                 ended June 30, 2002 and 2001 ............................  F-20

                 Notes to the Consolidated Financial Statements ..........  F-21

                        Franklin Street Properties Corp.
                           Consolidated Balance Sheets
                                   (unaudited)

                                                            June 30,      December 31,
(in thousands, except share, unit and par value amounts)      2002            2001
===========================================================================================
                                                             (REIT)   (Limited Partnership)
Assets:

Real estate investments, at cost:
  Land                                                      $ 39,560       $  39,560
  Buildings and improvements                                 154,358         153,632
  Fixtures and equipment                                         928             920
-------------------------------------------------------------------------------------------
                                                             194,846         194,112

  Less accumulated depreciation                               19,542          17,419
-------------------------------------------------------------------------------------------

    Real estate investments, net                             175,304         176,693

Real estate assets held for syndication                       22,300              --
Cash and cash equivalents                                     20,712          24,357
Restricted cash                                                  498             495
Tenant rent receivables, net of allowance for
  doubtful accounts of $357 and $210, respectively             2,365           1,434
Prepaid expenses and other assets, net                         1,276             741
Office computers and furniture, net of accumulated
  depreciation of $326 and $215, respectively                    296             397
-------------------------------------------------------------------------------------------

    Total assets                                            $222,751       $ 204,117
===========================================================================================

Liabilities and Stockholders' Equity/Partners' Capital:

Liabilities:
  Bank note payable                                         $ 22,300       $      --
  Accounts payable and accrued expenses                        2,967           2,112
  Accrued compensation                                           900           1,747
  Tenant security deposits                                       499             495
-------------------------------------------------------------------------------------------

    Total liabilities                                         26,666           4,354
-------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity/Partners' Capital:
  Preferred Stock, $.0001 par value, 20,000,000 shares
   authorized, none issued or outstanding                         --              --
  Common Stock, $.0001 par value, 180,000,000 shares
   authorized, 24,586,249 shares issued and outstanding            2              --
  Additional paid-in capital                                 192,139              --
  Limited partnership units, 23,637,750 units issued
   and outstanding                                                --         203,348
  General partnership units, 948,499 units issued and
   outstanding                                                    --          (3,585)
  Retained earnings                                            3,944              --
-------------------------------------------------------------------------------------------

    Total Stockholders' Equity/Partners' Capital             196,085         199,763
-------------------------------------------------------------------------------------------

    Total Liabilities and Stockholders'
      Equity/Partners' Capital                              $222,751       $ 204,117
===========================================================================================

                    See accompanying notes to consolidated financial statements.

                        Franklin Street Properties Corp.
                        Consolidated Statements of Income
                                   (Unaudited)

                                                                     For the                            For the
                                                                  Three Months                        Six Months
                                                                      Ended                              Ended
                                                                    June 30,                           June 30,
                                                          ------------------------------    --------------------------------
(in thousands, except per share/unit amounts)               2002           2001               2002             2001
============================================================================================================================
                                                           (REIT)  (Limited Partnership)     (REIT)    (Limited Partnership)
Revenue:
  Rental                                                  $ 6,777        $ 6,831            $13,359          $13,319
  Syndication fees                                          3,979          3,280              5,737            6,231
  Transaction fees                                          3,884          3,069              5,338            5,871
  Interest and other                                          249            316                442              862
----------------------------------------------------------------------------------------------------------------------------

    Total revenue                                          14,889         13,496             24,876           26,283
----------------------------------------------------------------------------------------------------------------------------

Expenses:
  Selling, general and administrative                       1,379          1,841              2,903            3,513
  Commissions                                               1,989          1,640              2,835            3,116
  Partnership units issued as compensation                     --             --                 --               29
  Rental operating expenses                                 1,607          2,022              3,197            3,433
  Depreciation and amortization                             1,167          1,151              2,313            2,424
  Real estate taxes and insurance                             786            698              1,511            1,416
  Interest                                                    291            209                350              394
----------------------------------------------------------------------------------------------------------------------------

    Total expenses                                          7,219          7,561             13,109           14,325
----------------------------------------------------------------------------------------------------------------------------

Income before minority interests                            7,670          5,935             11,767           11,958

Income applicable to minority interests                        --             19                 --               40

Income before taxes                                         7,670          5,916             11,767           11,918

Taxes on income                                               201             --                201               --

Net income                                                $ 7,469        $ 5,916            $11,566          $11,918
============================================================================================================================

Allocation of net income to:
  Common Shareholders                                     $ 7,469        $    --            $11,566          $    --
  Limited Partners                                             --          5,686                 --           11,455
  General Partner                                              --            230                 --              463
----------------------------------------------------------------------------------------------------------------------------
                                                          $ 7,469        $ 5,916            $11,566          $11,918
============================================================================================================================

  Weighted average number of shares/units outstanding,
    respectively, basic and diluted                        24,586         24,437             24,586           24,437
============================================================================================================================

  Net income per share and per limited and general
    partnership unit, respectively, basic and diluted     $  0.30        $  0.24            $  0.47          $  0.49
============================================================================================================================

          See accompanying notes to consolidated financial statements.

                        Franklin Street Properties Corp.
                      Consolidated Statements of Cash Flows
                                   (Unaudited)

                                                                                 For the
                                                                               Six months
                                                                                  Ended
                                                                                June 30,
                                                                    --------------------------------
(in thousands)                                                         2002           2001
====================================================================================================
                                                                      (REIT)   (Limited Partnership)

Cash flows from operating activities:
  Net income                                                        $ 11,566       $ 11,918
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation and amortization                                    2,313          2,424
      Partnership units issued as compensation                            --             29
      Gain on sale of land                                                --            (11)
      Minority interests                                                  --             40
  Changes in operating assets and liabilities:
    Increase in restricted cash                                           (3)           (16)
    (Increase) decrease in tenant rent receivables                      (931)           432
    Increase in prepaid expenses and other assets, net                  (614)           (83)
    Increase in accounts payable and accrued expenses                    854          2,516
    (Decrease) increase in accrued compensation                         (847)           202
    Increase in tenant security deposits                                   4             16
----------------------------------------------------------------------------------------------------

       Net cash provided by operating activities                      12,342         17,467
----------------------------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchase of real estate assets, office computers and furniture        (743)          (161)
  Change in real estate assets held for syndication                  (22,300)        16,500
  Proceeds received on sale of land                                       --            449
  Proceeds from marketable securities                                     --          4,321
----------------------------------------------------------------------------------------------------

       Net cash (used for) provided by investing activities          (23,043)        21,109
----------------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Distributions to stockholders/partners                             (15,244)       (13,440)
  Distributions to minority interest holders                              --            (51)
  Proceeds from bank note payable                                     22,300             --
  Repayments of bank note payable                                         --        (16,500)
----------------------------------------------------------------------------------------------------

       Net cash provided by (used for) financing activities            7,056        (29,991)
----------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                  (3,645)         8,585

Cash and cash equivalents, beginning of period                        24,357         13,718
----------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                            $ 20,712       $ 22,303
====================================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:
   Interest                                                         $    350       $    394
   Income taxes                                                           --             --

          See accompanying notes to consolidated financial statements.

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

1. Organization, Properties, Basis of Presentation, and Recent Accounting Pronouncements

Organization

Franklin Street Properties Corp. (the "Company") was formed as a Massachusetts limited partnership (the "Partnership") on February 4, 1997. Through June 30, 2001 the Partnership owned a 99% interest in FSP Investments LLC ("FSP Investments") and a 99% interest in FSP Property Management LLC ("FSP Property Management"). Effective July 1, 2001, a wholly-owned subsidiary of the Partnership purchased the remaining 1% ownership interest in FSP Investments and 1% ownership interest in FSP Property Management for an aggregate purchase price of approximately $32,000.

In December 2001, the limited partners of the Partnership approved the conversion of the Partnership from a partnership into a corporation. The conversion was effective January 1, 2002, and was accomplished as a tax-free reorganization by merging the Partnership with and into a wholly owned subsidiary, Franklin Street Properties Corp., with the subsidiary as the surviving entity. In 2002, the Company elected to be taxed as a real estate investment trust ("REIT").

As a part of the conversion, all of the Partnership's outstanding units were converted on a one-for-one basis into 24,586,249 shares of common stock of the Company. The conversion is being accounted for as a reorganization of affiliated entities, with assets and liabilities recorded at their historical costs.

The Company operates in two business segments: rental operations and investment services. FSP Investments provides real estate investment and broker/dealer services. FSP Investments' services include: (i) the organization of REITs (the "Sponsored REITs") which are syndicated through private placements; (ii) the acquisition of real estate on behalf of the Sponsored REITs; and (iii) the sale through best efforts of private placements of preferred stock in Sponsored REITs.

Properties

As of June 30, 2002, December 31, 2001 and June 30, 2001, excluding assets held for syndication, the Company owned a portfolio of four residential real estate properties (consisting of approximately 642 apartment units) and 13 commercial properties (consisting of approximately 1,433,200 square feet of rentable space).

Basis of Presentation

The consolidated financial statements of the Company include all the accounts of the Company and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated. These financial statements should be read in conjunction with the Company's financial statements and notes thereto contained in the Company's annual report on Form 10-K for its fiscal year ended December 31, 2001.

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included. The results of operations for the interim periods are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

Recent Accounting Pronouncements (continued)

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for sale" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on the Company's financial position and cash flows. The Company has one real estate asset that it considers "held for syndication" at June 30, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

2. Investment Services Activity

During the three months ended June 30, 2002, two Sponsored REITs, FSP Merrywood Corp. and FSP Plaza Ridge Corp., acquired one apartment building in Katy, Texas and one office building in Herndon, Virginia, respectively. The Company sold on a best efforts basis, through private placements, approximately $60.6 million in preferred stock in the Sponsored REITs. The Company recorded approximately
$4.0 million and $3.9 million of Syndication fee and Transaction fee revenues, respectively, as a result of these transactions.

3. Real Estate Assets Held For Syndication

Real estate assets held for syndication represents the assets of a Sponsored REIT which was owned 99% by the Company and 1% by an officer of the Company at June 30, 2002. The Company intends to syndicate, on a best efforts basis, through a private placement, approximately $27.5 million in preferred stock in the Sponsored REIT. Following the anticipated syndication of the preferred stock in the third quarter of 2002, the Company will own 100% of the common stock in the sponsored REIT, which represents less than a 1% ownership interest. Additionally, the Company anticipates earning a fee of approximately 1% of gross rental revenue, as defined, for services rendered in connection with the ongoing asset management of the property. Accordingly, as the Company anticipates having significant continuing involvement following the syndication, as defined in FAS 144, revenues and expenses from the syndication will be recorded in continuing operations.

The assets owned by the Sponsored REIT, FSP Park Ten Corp., were purchased June 27, 2002, for a price of $22,300,000, and are located in Houston, Texas and are comprised principally of land and an office building.

The results of operations for the FSP Park Ten Corp. for the three and six months ended June 30, 2002 were not material.

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                  (Unaudited)

4. Related Party Transactions and Investments in Non-consolidated Entities

The Company has arranged for Citizens Bank to provide a line of credit for the Company's senior officers in the maximum aggregate amount of $3 million. The borrowings under this line of credit are for the purpose of paying income taxes on equity interests in the Company issued to such senior officers as compensation. Loans under this line of credit have a term of one year and bear interest at the bank's prime rate plus 50 basis points. Each borrower has secured the loan by pledging shares of the Company's Common Stock having an aggregate fair market value at the time of the loan of no less than twice the principal amount of the loan. Borrowings of $1,625,000 were outstanding to senior officers of the Company at June 30, 2002, March 31, 2002 and December 31, 2001. The Company has agreed to purchase from Citizens Bank any such loan on which the borrower defaults. Following the purchase of the loan, the Company would have the same rights as Citizens Bank, including the right to foreclose on the pledged stock or to recover the outstanding amount of the loan from the officer/borrower.

The Company typically retains a non-controlling common stock ownership interest in Sponsored REITs that it has organized. These ownership interests have virtually no economic benefit or risk. At June 30, 2002, December 31, 2001, and June 30, 2001 the Company had ownership interests in fourteen, ten and five Sponsored REITs, respectively. During 1999 and 2000, the Company acquired 100% of the non-owned interests of 17 limited partnerships (through a series of mergers) that it had previously organized. Neither the Company nor any other related entity has an obligation to acquire the non-owned interests in any previously syndicated Sponsored REIT.

Summarized financial information for the Sponsored REITs is as follows:

                                                June 30,      December 31,
(unaudited)                                       2002            2002
                                               ---------      ------------
                                                     (in thousands)

Balance Sheet Data:
Real estate, net                               $ 290,718       $ 222,232
Other assets                                      29,460          19,048
Total liabilities                                  7,541           6,755
Shareholders' equity                           $ 312,637       $ 234,525

                                     For the three months ended     For the six months ended
                                               June 30,                    June 30,
                                          2002        2001             2002        2001
                                        --------     --------        --------    --------
                                                         (in thousands)
Operating Data:
Rental revenues                         $ 10,027     $  4,080        $ 18,704    $  6,509
Other revenues                                (3)          98             217         172
Operating and maintenance expenses         2,274        1,479           6,786       2,079
Depreciation and amortization              1,306          322           2,602         680
Interest expense and commitment fees       4,039          133           4,044       1,239
                                        --------     --------        --------    --------
Net income                              $  2,405     $  2,244        $  5,489    $  2,683
                                        ========     ========        ========    ========

The Company provided syndication and real estate acquisition advisory services for the Sponsored REITs in 2002 and 2001. For the three months ended June 30, 2002 and 2001, respectively, syndication fees were approximately $4.0 million and $3.3 million, and transaction fees were approximately $3.9 million and $3.1 million. For the six months ended June 30, 2002 and 2001, respectively, syndication fees were approximately $5.7 million and $6.2 million, and transaction fees were approximately $5.3 million and $5.9 million.

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

4. Related Party Transactions and Investments in Non-consolidated Entities (continued)

Asset management fee income charged to the Sponsored REITs amounted to approximately $80,000 and $30,000 for the three months ended June 30, 2002 and 2001, respectively, and $10,000 and $50,000 for six months ended June 30, 2002 and 2001, respectively, and is included in "Interest and other income" in the Consolidated Statements of Income. Management fees range from 1% to 5% of collected rents and the applicable contracts are cancelable with 30 days' notice.

For the six months ended June 30, 2002, the Company received $15,489 of dividend income from one of the Sponsored REITs. There were no dividends for the corresponding period in 2001.

5. Bank note payable

On June 30, 2002, $22.3 million was outstanding under the Company's $50 million unsecured line of credit (the "Loan Agreement"). Borrowings under the Loan Agreement bear interest at a rate of either the bank's base rate or a variable LIBOR rate, as defined, which was 4.75% per annum at June 30, 2002. There were no borrowings outstanding under the Loan Agreement at March 31, 2002, December 31, 2001 or at June 30, 2001. The Loan Agreement matures on February 23, 2003.

6. Net Income Per Share/Partnership Unit

The Company follows SFAS No. 128, "Earnings per Share," which specifies the computation, presentation and disclosure requirements for the Company's net income per share/unit. Basic net income per share/unit is computed by dividing net income by the weighted average number of Company shares/units outstanding during the period. Diluted net income per share/unit reflects the potential dilution that could occur if securities or other contracts to issue shares/units were exercised or converted into shares/units. There were no potential dilutive shares/units outstanding at June 30, 2002 and 2001.

The denominator used for calculating basic and diluted net income per share/unit is as follows:

                                          For the Three Months Ended     For the Six Months Ended
                                                   June 30,                       June 30,
                                           ------------------------      ------------------------
                                              2002          2001            2002          2001
                                           ----------    ----------      ----------    ----------
Weighted average number of shares/units
outstanding:
Common shares                              24,586,249            --      24,586,249            --
Limited partnership units                          --    23,488,618              --    23,488,409
General partnership units                          --       948,499              --       948,499
                                           ----------    ----------      ----------    ----------
                                           24,586,249    24,437,117      24,586,249    24,436,908
                                           ==========    ==========      ==========    ==========

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

7. Business Segments

The Company operates in two business segments: rental operations and investment services (including real estate acquisition, financing and broker/dealer services). The Company has identified these segments because this discrete information is the basis upon which management makes decisions regarding resource allocation and performance assessment. The accounting policies of the reportable segments are the same as those described in the "Significant Accounting Policies" set forth in Note 2 to the Company's audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The Company's segments are located in the United States of America.

The Company evaluates the performance of its reportable segments based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the reportable segment's activity and is the basis for distributions paid to equity holders. The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus Investment services proceeds received from controlled partnerships; plus the net proceeds from the sale of land; less purchases of property and equipment from operating cash. Purchases of real estate, deferred leasing commissions or other items paid from cash reserves at the acquisition date of the property are not reflected in the computation of CAD. CAD should not be considered an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs.

Cash Available for Distribution by business segment is as follows (in thousands):

                                                                                                   Per
                                                                                               Consolidated
                                          Rental     Investment               Intercompany     Statement of
                                        Operations    Services     Total      Eliminations        Income
                                        ----------   ----------   -------     ------------     ------------
Three Months Ended March  31, 2001

Net Income                              $ 4,059       $ 1,900     $ 5,959       $    43         $ 6,002
Depreciation and amortization             1,306            10       1,316           (43)          1,273
Non-cash compensation expense                --            29          29            --              29
Straight line rent                          (66)           --         (66)           --             (66)
Purchase of fixed assets                    (21)          (55)        (76)           --             (76)
                                        -------       -------     -------       -------         -------
Cash Available for Distribution         $ 5,278       $ 1,884     $ 7,162       $    --         $ 7,162
                                        =======       =======     =======       =======         =======

Three Months Ended June 30, 2001

Net Income                              $ 3,915       $ 1,958     $ 5,873       $    43         $ 5,916
Depreciation and amortization             1,184            10       1,194           (43)          1,151
Non-cash compensation expense                --            --          --            --              --
Straight line rent                         (161)           --        (161)           --            (161)
Purchase of fixed assets                    (60)          (25)        (85)           --             (85)
                                        -------       -------     -------       -------         -------
Cash Available for Distribution         $ 4,878       $ 1,943     $ 6,821       $    --         $ 6,821
                                        =======       =======     =======       =======         =======

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

7.  Business Segments (continued)

Cash Available for Distribution by business segment is as follows (in thousands):

                                                                                                   Per
                                                                                              Consolidated
                                        Rental      Investment                Intercompany    Statement of
                                      Operations     Services       Total     Eliminations       Income
                                      ----------    ----------     -------    ------------    ------------
Six Months Ended June 30, 2001

Net Income                            $  7,974       $  3,858     $ 11,832      $     86        $ 11,918
Depreciation and amortization            2,490             20        2,510           (86)          2,424
Non-cash compensation expense               --             29           29            --              29
Straight line rent                        (227)            --         (227)           --            (227)
Purchase of fixed assets                   (81)           (80)        (161)           --            (161)
                                      --------       --------     --------      --------        --------
Cash Available for Distribution       $ 10,156       $  3,827     $ 13,983      $     --        $ 13,983
                                      ========       ========     ========      ========        ========

Three Months Ended March  31, 2002

Net Income                            $  4,432       $   (378)    $  4,054      $     43        $  4,097
Depreciation and amortization            1,118             71        1,189           (43)          1,146
Straight line rent                         (54)            --          (54)           --             (54)
Purchase of fixed assets                  (547)            (1)        (548)           --            (548)
Proceeds from funded reserves              538             --          538            --             538
                                      --------       --------     --------      --------        --------
Cash Available for Distribution       $  5,487       $   (308)    $  5,179      $     --        $  5,179
                                      ========       ========     ========      ========        ========

Three Months Ended June 30, 2002

Net Income                            $  7,067       $    982     $  8,049      $   (580)       $  7,469
Depreciation and amortization            1,174             37        1,211           (44)          1,167
Straight line rent                        (961)            --         (961)           --            (961)
Purchase of fixed assets                  (186)            (9)        (195)           --            (195)
Increase in leasing commissions           (531)            --         (531)           --            (531)
Proceeds from funded reserves            1,460             --        1,460            --           1,460
                                      --------       --------     --------      --------        --------
Cash Available for Distribution       $  8,023       $  1,010     $  9,033      $   (624)       $  8,409
                                      ========       ========     ========      ========        ========

Six Months Ended June 30, 2002

Net Income                            $ 11,499       $    604     $ 12,103      $   (537)       $ 11,566
Depreciation and amortization            2,292            108        2,400           (87)          2,313
Straight line rent                      (1,015)            --       (1,015)           --          (1,015)
Purchase of fixed assets                  (733)           (10)        (743)           --            (743)
Increase in leasing commissions           (531)            --         (531)           --            (531)
Proceeds from funded reserves            1,998             --        1,998            --           1,998
                                      --------       --------     --------      --------        --------
Cash Available for Distribution       $ 13,510       $    702     $ 14,212      $   (624)       $ 13,588
                                      ========       ========     ========      ========        ========

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

7. Business Segments (continued)

The following table is a summary of other financial information by business segment (in thousands):

                                               Rental     Investment
                                             Operations    Services       Total
                                             ----------    --------       -----

Three Months Ended June 30, 2002:
  Revenue                                     $ 10,570     $  3,960     $ 14,530
  Interest Income                                  340           19          359
  Interest Expense                                 291           --          291
  Capital expenditures                             187            8          195
Total assets at June 30, 2002                 $218,232     $  4,519     $222,751

Three Months Ended June 30, 2001:
  Revenue                                     $ 11,057     $  3,280     $ 13,180
  Interest Income                                  297           --          316
  Interest Expense                                 209           --          209
  Capital expenditures                              58           27           85
Total assets at June 30, 2001                 $197,920     $  6,733     $204,653

Six Months Ended June 30, 2002:
  Revenue                                     $ 18,697     $  5,737     $ 24,434
  Interest Income                                  407           35          442
  Interest Expense                                 350           --          350
  Capital expenditures                             733           10          743
 Total assets at June 30, 2002                $218,232     $  4,519     $222,751

Six Months Ended June 30, 2001:
  Revenue                                     $ 19,189     $  6,231     $ 25,420
  Interest Income                                  799           62          863
  Interest Expense                                 394           --          394
  Capital expenditures                              79           82          161
Total assets at June 30, 2001                 $197,920     $  6,733     $204,653

8. Cash Dividends

The Company declared and paid dividends as follows (in thousands, except per share amounts):

                                        Dividends Per          Total
           Quarter Paid                     Share            Dividends
       ----------------------           -------------        ---------

       First Quarter of 2002               $  .31            $  7,622
       Second Quarter of 2002              $  .31               7,622
                                                             --------
                                                             $ 15,244
                                                             ========

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

9. Income Taxes.

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"). As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's income that must be distributed annually.

One such restriction is that the Company generally cannot own more than 10% of the voting power or value of the securities of any one issuer unless the issuer is itself a REIT or a "taxable REIT subsidiary" ("TRS"). In the case of TRSs, the Company's ownership of securities in all TRSs generally cannot exceed 20% of the value of all of the Company's assets and, when considered together with other non-real estate assets, cannot exceed 25% of the value of all of the Company's assets. Effective January 1, 2001, a subsidiary of the Company has elected to be treated as a TRS. As a result, it will be required to pay taxes on its net income like any other taxable corporation.

Income taxes are recorded based on the future tax effects of the difference between the tax and financial reporting bases of the Company's assets and liabilities. In estimating future tax consequences, potential future events are considered except for potential changes in income tax law or in rates.

The income tax expense reflected in the consolidated statement of income relates only to the taxable REIT subsidiary. The expense differs from the amounts computed by applying the Federal statutory rate of 35% to income before income taxes as follows:

                                                            For the
                                                          Six Months
                                                            Ended
                                                         June 30, 2002
                                                         -------------
                                                        (in thousands)

       Federal income tax expense at statutory rate        $  282
       Increase (decrease) in taxes resulting from:
         State income taxes, net of federal impact             48
         Other                                               (129)
                                                           ------
                                                           $  201
                                                           ======

Other consists primarily of the tax benefit on cash bonuses accrued in 2001 but paid in 2002. Due to the conversion from a partnership into a corporation the bonus is treated as a permanent tax difference.

No deferred income taxes were provided as there were no temporary differences between the financial reporting basis and the tax basis of the taxable REIT subsidiary.

Prior to the REIT conversion on January 1, 2002, no provision or benefit was made for federal or state income taxes in the consolidated financial statements of the Partnership. Partners were required to report on their individual tax returns their allocable share of income, gains, losses, deductions and credits of the Partnership.

10. Employee Benefit Plan

On May 20, 2002, the stockholders of the Company approved the 2002 Stock Incentive Plan (the "Plan"). The Plan is an equity-based incentive compensation plan, and provides for the grants of up to a maximum of 2,000,000 shares of the Company's common stock ("Awards"). All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted awards. Awards under the Plan are made at the discretion of the Company's Board of Directors, and have no vesting requirements. The Company has not granted any Awards under the Plan as of June 30, 2002. Upon granting an Award, the Company will recognize compensation cost equal to the fair market value of the Company's common stock, as determined by the Company's Board of Directors, on the date of the grant.

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

11. Subsequent Events

The Company declared a dividend of $0.31 per share on July 19, 2002 to shareholders of record as of July 19, 2002.

On July 19, 2002, the Company granted 43,999 shares of stock in accordance with the Plan to Mr. R. Scott MacPhee, an officer of the Company. On July 30, 2002, Mr. MacPhee borrowed $453,000 under the line of credit (as described in Note 4) from Citizen's Bank, for payment of income taxes, bringing the total amount outstanding under the line of credit by all officers to $2,078,000.

                        Franklin Street Properties Corp.

                                Quarterly Report
                                 March 31, 2002

                                                                            Page
                                                                            ----
        Index to Financial Statements

                 Consolidated Balance Sheets as of March 31, 2002 and
                 December 31, 2001 .......................................  F-31

                 Consolidated Statements of Income for the three months
                 ended March 31, 2002 and 2001 ...........................  F-32

                 Consolidated Statements of Cash Flows for the three
                 months ended March 31, 2002 and 2001 ....................  F-33

                 Notes to the Consolidated Financial Statements ..........  F-34

                        Franklin Street Properties Corp.
                           Consolidated Balance Sheets
                                   (unaudited)

                                                                         March 31,     December 31,
(in thousands, except share, unit and par value amounts)                   2002           2001
=========================================================================================================
                                                                          (REIT)  (Limited Partnership)

Assets:

Real estate investments, at cost:
  Land                                                                  $ 39,560         $ 39,560
  Buildings and improvements                                             154,170          153,632
  Fixtures and equipment                                                     928              920
---------------------------------------------------------------------------------------------------------
                                                                         194,658          194,112

  Less accumulated depreciation                                           18,449           17,419
---------------------------------------------------------------------------------------------------------
    Real estate investments, net                                         176,209          176,693

Cash and cash equivalents                                                 19,769           24,357
Restricted cash                                                              466              495
Tenant rent receivables, net of allowance for doubtful accounts of
  $210 and $210, respectively                                              1,482            1,434
Prepaid expenses and other assets, net                                     1,045              741
Office computers and furniture, net of accumulated
  depreciation of $288 and $215, respectively                                326              397
---------------------------------------------------------------------------------------------------------

    Total assets                                                        $199,297         $204,117
=========================================================================================================

Liabilities and Stockholders' Equity/Partners' Capital:

Liabilities:
  Accounts payable and accrued expenses                                 $  2,143         $  2,112
  Accrued compensation                                                       450            1,747
  Tenant security deposits                                                   466              495
---------------------------------------------------------------------------------------------------------

    Total liabilities                                                      3,059            4,354
---------------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity/Partners' Capital:
  Preferred Stock, $.0001 par value, 20,000,000 shares
    authorized, none issued or outstanding                              $     --         $     --
  Common Stock, $.0001 par value, 180,000,000 shares
    authorized, 24,586,249 shares issued and outstanding                       2               --
  Additional paid-in capital                                             192,139               --
  Limited partnership units, 23,637,750 units issued
    and outstanding                                                           --          203,348
  General partnership units, 948,499 units issued and
    outstanding                                                               --           (3,585)
  Retained earnings                                                        4,097               --
---------------------------------------------------------------------------------------------------------

    Total Stockholders' Equity/Partners' Capital                         196,238          199,763
---------------------------------------------------------------------------------------------------------

    Total Liabilities and Stockholders' Equity/Partners' Capital        $199,297         $204,117
=========================================================================================================

          See accompanying notes to consolidated financial statements.

                        Franklin Street Properties Corp.
                        Consolidated Statements of Income
                                   (Unaudited)

                                                                      For the
                                                                    Three Months
                                                                       Ended
                                                                      March 31,
                                                                ---------------------
(in thousands, except per share/unit amounts)                   2002             2001
=================================================================================================
                                                               (REIT)   (Limited Partnership)

Revenues:
  Rental                                                      $ 6,582         $ 6,488
  Syndication fees                                              1,758           2,951
  Transaction fees                                              1,454           2,802
  Interest and other                                              193             546
-------------------------------------------------------------------------------------------------

    Total revenue                                               9,987          12,787
-------------------------------------------------------------------------------------------------

Expenses:
  Selling, general and administrative                           1,525           1,672
  Commissions                                                     846           1,476
  Partnership units issued as compensation                          -              29
  Rental operating expenses                                     1,589           1,411
  Depreciation and amortization                                 1,146           1,273
  Real estate taxes and insurance                                 725             718
  Interest                                                         59             185
-------------------------------------------------------------------------------------------------

    Total expenses                                              5,890           6,764
-------------------------------------------------------------------------------------------------

Income before minority interests                                4,097           6,023

Income applicable to minority interests                            --              21

Net income                                                    $ 4,097         $ 6,002
=================================================================================================

Allocation of net income to:
  Common Shareholders                                         $ 4,097         $    --
  Limited Partners                                                 --           5,769
  General Partner                                                  --             233
-------------------------------------------------------------------------------------------------

                                                              $ 4,097         $ 6,002
=================================================================================================

  Weighted average number of shares/units outstanding,
    basic and diluted, respectively                            24,586          24,436
=================================================================================================

  Net income per share and per limited and general
    partnership unit, respectively, basic and diluted         $   .17         $   .25
=================================================================================================

          See accompanying notes to consolidated financial statements.

                        Franklin Street Properties Corp.
                      Consolidated Statements of Cash Flows
                                   (Unaudited)

                                                                                  For the
                                                                                Three Months
                                                                                   Ended
                                                                                  March 31,
                                                                         ------------------------
(in thousands)                                                           2002                2001
=========================================================================================================
                                                                        (REIT)      (Limited Partnership)

Cash flows from operating activities:
  Net income                                                           $ 4,097           $  6,002
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization                                        1,146              1,273
    Partnership units issued as compensation                                --                 29
    Minority interests                                                      --                 21
    Changes in operating assets and liabilities:
      Restricted cash                                                       29                (10)
      Tenant rent receivables                                              (48)               232
      Prepaid expenses and other assets, net                              (347)              (178)
      Accounts payable and accrued expenses                                 31                725
      Accrued compensation                                              (1,297)               517
      Tenant security deposits                                             (29)                10
---------------------------------------------------------------------------------------------------------

        Net cash provided by (used for) operating activities             3,582              8,621
---------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
  Change in investment in unconsolidated joint ventures                     --             16,500
  Purchase of real estate assets, office computers and furniture          (548)               (76)
  Proceeds from marketable securities                                       --              2,370
---------------------------------------------------------------------------------------------------------

        Net cash provided by (used for) investing activities              (548)            18,794
---------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Distributions to stockholders/partners                                (7,622)            (6,596)
  Distributions to minority interest holders                                --                (18)
  Repayments of bank note payable                                           --            (16,500)
---------------------------------------------------------------------------------------------------------

        Net cash provided by (used for) financing activities            (7,622)           (23,114)
---------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                    (4,588)             4,301

Cash and cash equivalents, beginning of period                          24,357             13,718
---------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                               $19,769           $ 18,019
=========================================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:
    Interest                                                           $    59           $    185
    Taxes                                                                   --                 --

          See accompanying notes to consolidated financial statements.

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

1. Organization, Basis of Presentation, Properties and Recent Accounting Pronouncements

Organization

Franklin Street Properties Corp. (the "Company") was formed as a Massachusetts limited partnership (the "Partnership") on February 4, 1997. Through June 30, 2001 the Partnership owned a 99% interest in FSP Investments LLC ("FSP Investments") and a 99% interest in FSP Property Management LLC ("FSP Property Management"). Effective July 1, 2001, a wholly-owned subsidiary of the Partnership purchased the remaining 1% ownership interest in FSP Investments and 1% ownership interest in FSP Property Management for an aggregate purchase price of approximately $32,000.

In December 2001, the limited partners of the Partnership approved the conversion of the Partnership from a partnership into a corporation. In 2002 the Company elected to be taxed as a real estate investment trust ("REIT"). The conversion was effective January 1, 2002, and was accomplished as a tax-free reorganization by merging the Partnership with and into a wholly owned subsidiary, Franklin Street Properties Corp., with the subsidiary as the surviving entity.

As a part of the conversion, all of the Partnership's outstanding units were converted on a one-for-one basis into 24,586,249 shares of common stock of the Company. The conversion is being accounted for as a reorganization of affiliated entities, with assets and liabilities recorded at their historical costs.

The Company operates in two business segments: rental operations and investment services. FSP Investments provides real estate investment and broker/dealer services. FSP Investments' services include: (i) the organization of REITs (the "Sponsored REITs") which are syndicated through private placements; (ii) the acquisition of real estate on behalf of the Sponsored REITs; and (iii) the sale through best efforts of private placements of preferred stock in Sponsored REITs.

Properties

As of March 31, 2002, December 31, 2001 and March 31, 2001 the Company owned a portfolio of four residential real estate properties (consisting of approximately 642 apartment units) and 13 commercial properties (consisting of approximately 1,433,300 square feet of rentable space).

Basis of Presentation

The consolidated financial statements of the Company include all the accounts of the Company and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated. These financial statements should be read in conjunction with the Company's financial statements and notes thereto contained in the Company's annual report on Form 10-K for its fiscal year ended December 31, 2001.

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included. The results of operations for the interim periods are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

Recent Accounting Pronouncements (continued)

2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for sale" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on the Company's financial position and cash flows. The Company does not have any real estate assets that it considers "held for sale" at March 31, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flow.

2. Investment Service Activity

During the quarter ended March 31, 2002, a Sponsored REIT acquired an office building in Chesterfield, Missouri. The Company sold on a best efforts basis through a private placement approximately $25 million in preferred stock in the Sponsored REIT. The Company recorded approximately $1,758,000 and $1,454,000 of Syndication fee and Transaction fee revenues, respectively, as a result of this transaction.

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

3. Related Party Transactions and Investments in Non-consolidated Entities

The Company typically retains a non-controlling common stock ownership interest in Sponsored REITs that it has organized. These ownership interests have virtually no economic benefit or risk. At March 31, 2002, December 31, 2001, and March 31, 2001 the Company had ownership interests in eleven, ten and five Sponsored REITs, respectively. During 1999 and 2000, the Company acquired 100% of the non-owned interests of 17 limited partnerships (through a series of mergers) that it had previously organized. Neither the Company nor any other related entity has an obligation to acquire the non-owned interests in any previously syndicated Sponsored REIT.

Summarized financial information for the Sponsored REITs is as follows:

                                             March 31,          December 31,
(unaudited)                                    2002                 2001
                                           -----------          ------------
                                                     (in thousands)
Balance Sheet Data:
Real estate, net                           $  241,521           $   222,232
Other assets                                   23,040                19,048
Total liabilities                               4,286                 6,755
Shareholders' equity                          260,275               234,525

                                              For the Three Months Ended
                                                       March 31,
                                               2002                 2001
                                           -----------          ------------
                                                     (in thousands)
Operating Data:
Rental revenues                            $    8,677           $     2,429
Other revenues                                    220                    74
Operating and maintenance expenses              4,512                   600
Depreciation and amortization                   1,296                   358
Interest expense                                    5                 1,106
Net income                                      3,084                   439

The Company provided syndication and real estate acquisition advisory services for the Sponsored REITs in 2002 and 2001. Syndication fees were approximately $1,758,000 and $2,951,000, and transaction fees were approximately $1,454,000 and $2,802,000 for the three months ended March 31, 2002, and 2001, respectively.

Management fee income charged to the Sponsored REITs amounted to approximately $59,000 and $29,000 for the three months ended March 31, 2002 and 2001, respectively, and is included in "Interest and other income" in the Consolidated Statements of Income. Management fees range from 1% to 5% of collected rents and the applicable contracts are cancelable with 30 days' notice.

There were no dividends received or income recognized from the Sponsored REITs for the three months ended March 31, 2002 or 2001.

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

4. Net Income Per Share/Partnership Unit

The Company follows SFAS No. 128, "Earnings per Share," which specifies the computation, presentation and disclosure requirements for the Company's net income per share/ unit. Basic net income per share/unit is computed by dividing net income by the weighted average number of Company shares/units outstanding during the period. Diluted net income per share/unit reflects the potential dilution that could occur if securities or other contracts to issue shares/units were exercised or converted into shares/units. There were no potential dilutive shares/units outstanding at March 31, 2002 and 2001.

The denominator used for calculating basic and diluted net income per share/unit is as follows:

                                                                 For the
                                                              Three Months
                                                                  Ended
                                                                 March 31,
                                                         -----------------------
                                                            2002         2001

Weighted average number of shares/units outstanding:
  Common shares                                          24,586,249           --
  Limited partnership units                                      --   23,487,988
  General partnership units                                      --      948,499
                                                         ----------   ----------

                                                         24,586,249   24,436,487
                                                         ==========   ==========

5. Business Segments

The Company operates in two business segments: rental operations and investment services (including real estate acquisition, financing and broker/dealer services). The Company has identified these segments because this discrete information is the basis upon which management makes decisions regarding resource allocation and performance assessment. The accounting policies of the reportable segments are the same as those described in the "Significant Accounting Policies" set forth in Note 2 to the Company's audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The Company's segments are located in the United States of America.

The Company evaluates the performance of its reportable segments based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the reportable segment's activity and is the basis for distributions paid to equity holders. The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus Investment services proceeds received from controlled partnerships; plus the net proceeds from the sale of land; less purchases of property and equipment from operating cash. Purchases of real estate assets from cash reserves established at the acquisition date of the property are not reflected in the computation of CAD. CAD should not be considered an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner.

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

5. Business Segments (continued)

CAD by business segment is as follows (in thousands):

                                                                                                   Per
                                                                                              Consolidated
                                                 Rental    Investment          Intercompany    Statement of
Three Months Ended March 31, 2002              Operations   Services    Total   Eliminations      Income
                                               ----------   --------    -----   ------------      ------

Net Income                                      $ 4,432     $  (378)   $ 4,054     $    43       $ 4,097
Depreciation and amortization                     1,118          71      1,189         (43)        1,146
Straight line rent                                  (54)         --        (54)         --           (54)
Purchase of fixed assets from operating cash         (9)         (1)       (10)         --           (10)
                                                -------     -------    -------     -------       -------

Cash Available for Distribution                 $ 5,487     $  (308)   $ 5,179     $    --       $ 5,179
                                                =======     =======    =======     =======       =======

                                                                                                   Per
                                                                                              Consolidated
                                                 Rental     Investment          Intercompany   Statement of
Three Months Ended March 31, 2001              Operations    Services   Total   Eliminations     Income
                                               ----------    --------   -----   ------------      ------

Net Income                                      $ 4,059     $ 1,900    $ 5,959     $    43       $ 6,002
Depreciation and amortization                     1,306          10      1,316         (43)        1,273
Non-cash compensation expense                        --          29         29          --            29
Straight line rent                                  (66)         --        (24)         --           (66)
Purchase of fixed assets from operating cash        (21)        (55)       (76)         --           (76)
                                                -------     -------    -------     -------       -------

Cash Available for Distribution                 $ 5,278     $ 1,884    $ 7,162     $    --       $ 7,162
                                                =======     =======    =======     =======       =======

The following table is a summary of other financial information by business segment:

                                                Rental             Investment
                                              Operations            Services                       Total
                                              ----------          ------------                   --------
                                                                 (in thousands)

Three Months Ended March 31, 2002:
 Revenue                                       $  8,127               $1,777                     $  9,904
 Interest Income                                     67                   16                           83
 Interest Expense                                    59                   --                           59
 Capital expenditures                               546                    2                          548
Total  assets at March 31, 2002                 196,365                2,932                      199,297

Three Months Ended March 31, 2001:
 Revenue                                       $  8,132               $4,119                     $ 12,251
 Interest Income                                    502                   34                          536
 Interest Expense                                   185                   --                          185
 Capital expenditures                                21                   55                           76
Total assets at March 31, 2001                  199,358                5,554                      204,914

                        Franklin Street Properties Corp.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

5. Business Segments (continued)

Cash Distributions

The Company declared and paid aggregate dividends of $0.31 per common share (for a total of $7,622,000) during the three months ended March 31, 2002.

6. Income Taxes.

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986 (the "Code"), as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's income that must be distributed annually.

One such restriction is that the Company generally cannot own more than 10% of the voting power or value of the securities of any one issuer unless the issuer is itself a REIT or a "taxable REIT subsidiary" ("TRS"). In the case of TRSs, the Company's ownership of securities in all TRSs generally cannot exceed 20% of the value of all of the Company's assets and, when considered together with other non-real estate assets, cannot exceed 25% of the value of all of the Company's assets. Effective January 1, 2001, a subsidiary of the Company has elected to be treated as a TRS. As a result, it will be required to pay taxes on its net income like any other taxable corporation. For the three months ended March 31, 2002 the TRS incurred a loss for both financial statement and income tax purposes and no tax provision or benefit is reflected in the financial statements.

Prior to the REIT conversion on January 1, 2002, no provision or benefit was made for Federal or state income taxes in the consolidated financial statements of the Partnership. Partners were required to report on their individual tax returns their allocable share of income, gains, losses, deductions and credits of the Partnership.

7. Subsequent Event

The Company declared a dividend of $0.31 per share on May 3, 2002 to shareholders of record as of May 3, 2002.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                        Franklin Street Partners

                                            Limited Partnership and Subsidiaries

                                                                   Annual Report
                                                               December 31, 2001

Index to Consolidated Financial Statements

Reports of independent certified public accountants                  F-42

Consolidated financial statements:

Consolidated Balance sheets as of December 31, 2001 and 2000         F-50

Consolidated Statements of income for the years ended                F-52
December 31, 2001, 2000 and 1999

Consolidated Statements of partners' capital for the years           F-53
ended December 31, 2001, 2000 and 1999

Consolidated Statements of cash flows for the years ended            F-54
December 31, 2001, 2000 and 1999

Notes to consolidated financial statements                           F-55

Financial Statement Schedule - Schedule III                          F-72

All other schedules for which a provision is made in the applicable accounting resolutions of the Securities and Exchange Commission are not required under the related instructions or are inapplicable, and therefore have been omitted.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners of
Franklin Street Partners Limited Partnership:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, partners' capital and cash flows present fairly, in all material respects, the financial position of Franklin Street Partners Limited Partnership and Subsidiaries (the "Partnership") at December 31, 2001, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedule are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                                     /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 4, 2002

               Report of Independent Certified Public Accountants

To the Partners of
Franklin Street Partners Limited Partnership
Wakefield, Massachusetts

We have audited the accompanying consolidated balance sheet of Franklin Street Partners Limited Partnership and subsidiaries as of December 31, 2000, and the related consolidated statements of income, partners' capital and cash flows for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain real estate partnerships, which statements reflect total revenues of $4,794,000 for the year ended December 31, 1999. Those statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included for such real estate partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors for 1999 provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other auditors for 1999, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Franklin Street Partners Limited Partnership and subsidiaries at December 31, 2000, and the results of their operations and their cash flows for the years ended December 31, 2000 and 1999, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ BDO Seidman, LLP

Boston, Massachusetts
February 27, 2001, except Note 4
which is as of December 13, 2001

                          INDEPENDENT AUDITORS' REPORT

To the Partners
FSP Blue Ravine Limited Partnership
(a Massachusetts Limited Partnership)
Wakefield, Massachusetts

      We have audited the accompanying balance sheet of FSP Blue Ravine Limited Partnership (A Massachusetts Limited Partnership), as of December 31, 1999, and the related statements of operations, changes in partners' equity and cash flows for the period August 13, 1999 (date of inception) to December 31, 1999. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Blue Ravine Limited Partnership (a Massachusetts Limited Partnership) as of December 31, 1999, and the results of its operations, and its cash flows for the period August 13, 1999 (date of inception) to December 31, 1999, in conformity with generally accepted accounting principles.

/s/ Roy & Stevens, P.C.
Boston, Massachusetts
January 28, 2000

                          INDEPENDENT AUDITORS' REPORT

To the Partners
FSP Bollman Place Limited Partnership
(a Massachusetts Limited Partnership)
Wakefield, Massachusetts

      We have audited the accompanying balance sheet of FSP Bollman Place Limited Partnership (A Massachusetts Limited Partnership), as of December 31, 1999, and the related statements of operations, changes in partners' equity and cash flows for the period September 28, 1999 (date of inception) to December 31, 1999. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Bollman Place Limited Partnership (a Massachusetts Limited Partnership) as of December 31, 1999, and the results of its operations, and its cash flows for the period September 28, 1999 (date of inception) to December 31, 1999, in conformity with generally accepted accounting principles.

/s/ Roy & Stevens, P.C.
Boston, Massachusetts
January 28, 2000

                          INDEPENDENT AUDITORS' REPORT

To the Partners
FSP Hillview Center Limited Partnership
(a Massachusetts Limited Partnership)
Wakefield, Massachusetts

      We have audited the accompanying balance sheet of FSP Hillview Center Limited Partnership (A Massachusetts Limited Partnership), as of December 31, 1999, and the related statements of operations, changes in partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Hillview Center Limited Partnership (a Massachusetts Limited Partnership) as of December 31, 1999, and the results of its operations and cash flows for the year ended December 31, 1999, in conformity with generally accepted accounting principles.

/s/ Roy & Stevens, P.C.
Boston, Massachusetts
February 15, 2000

                          INDEPENDENT AUDITORS' REPORT

To the Partners
FSP Telecom Business Center Limited Partnership
(a Massachusetts Limited Partnership)
Wakefield, Massachusetts

      We have audited the accompanying balance sheet of FSP Telecom Business Center Limited Partnership (A Massachusetts Limited Partnership), as of December 31, 1999, and the related statements of operations, changes in partners' equity and cash flow for the period February 1, 1999 (date of inception) to December 31, 1999. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Telecom Business Limited Partnership (a Massachusetts Limited Partnership) as of December 31, 1999, and the results of its operations, and its cash flows for the period February 1, 1999 (date of inception) to December 31, 1999, in conformity with generally accepted accounting principles.

/s/ Roy & Stevens, P.C.
Boston, Massachusetts
January 28, 2000

                          INDEPENDENT AUDITORS' REPORT

To the Partners
FSP Silverside Plantation Limited Partnership

      We have audited the accompanying balance sheet of FSP SILVERSIDE PLANTATION LIMITED PARTNERSHIP as of December 31, 1999 and the related statements of income, changes in partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP SILVERSIDE PLANTATION LIMITED PARTNERSHIP as of December 31, 1999 and the results of its operations, changes in partners' equity, and cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Habif, Arogeti & Wynne, LLP
Atlanta, Georgia
January 24, 2000

                          INDEPENDENT AUDITORS' REPORT

To the Partners
FSP Silverside Plantation Limited Partnership

      We have audited the accompanying balance sheet of FSP SILVERSIDE PLANTATION LIMITED PARTNERSHIP as of December 31, 1998 and the related statements of income, changes in partners' equity, and cash flows for the period October 16, 1998 [Date of Inception] to December 31, 1998. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP SILVERSIDE PLANTATION LIMITED PARTNERSHIP as of December 31, 1998 and the results of its operations, changes in partners' equity, and cash flows for the period October 16, 1998 [Date of Inception] to December 31, 1998 in conformity with generally accepted accounting principles.

/s/ Habif, Arogeti & Wynne, LLP
Atlanta, Georgia
January 15, 1999

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                                     Consolidated Balance Sheets

                                                                           December 31,
                                                                   ----------------------------
                                                                       2001            2000
===============================================================================================
                                                                          (in thousands,
                                                                       except unit amounts)
Assets:

Real estate assets:
        Land                                                         $  39,560      $   39,994
        Buildings and improvements                                     153,632         152,999
        Fixtures and equipment                                             920             995
-----------------------------------------------------------------------------------------------

                                                                       194,112         193,988

        Less accumulated depreciation                                   17,419          12,917
-----------------------------------------------------------------------------------------------

Real estate assets, net                                                176,693         181,071

Cash and cash equivalents                                               24,357          13,718
Restricted cash                                                            495             499
Marketable securities                                                       --           5,322
Investment in affiliated Sponsored Entity                                   --          16,734
Tenant rent receivables, less allowance for doubtful accounts
   of $210 and $10, respectively                                         1,434           1,238
Office computers and furniture, net of accumulated
   depreciation of $215 and $142, respectively                             397             303
Prepaid expenses and other assets, net                                     741           1,038
-----------------------------------------------------------------------------------------------

        Total assets                                                 $ 204,117      $  219,923
===============================================================================================

        The accompanying notes are an integral part of these consolidated financial statements.

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                                     Consolidated Balance Sheets

                                                                           December 31,
                                                                   -----------------------------
                                                                       2001            2000
================================================================================================
                                                                          (in thousands,
                                                                       except unit amounts)
Liabilities and Partners' Capital:

Liabilities:

  Bank note payable                                                 $       --      $    16,500
  Accounts payable and accrued expenses                                  2,112            1,575
  Accrued compensation                                                   1,747              706
  Tenant security deposits                                                 495              499
------------------------------------------------------------------------------------------------

        Total liabilities                                                4,354           19,280
------------------------------------------------------------------------------------------------

Minority interests in consolidated entities                                 --               63
------------------------------------------------------------------------------------------------

Commitments and contingencies

Partners' capital (deficit):
        Limited partners, 23,637,750 and 23,486,096
             units issued and outstanding, respectively                203,348          204,067
        General partner, 948,499 units issued and outstanding           (3,585)          (3,487)
------------------------------------------------------------------------------------------------

        Total partners' capital                                        199,763          200,580
------------------------------------------------------------------------------------------------

        Total liabilities and partners' capital                     $  204,117      $   219,923
================================================================================================

        The accompanying notes are an integral part of these consolidated financial statements.

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                               Consolidated Statements of Income

                                                                     For the Year Ended
                                                                       December 31,
                                                          ----------------------------------------
                                                             2001          2000         1999
==================================================================================================
                                                           (in thousands, except unit and per
                                                               partnership unit amounts)
Revenue:
    Rental                                                $    26,765   $    25,434    $    16,315
    Syndication fees                                           13,000         4,036            444
    Transaction fees                                           12,701         3,538            345
    Interest and other                                          1,981         1,785            944
---------------------------------------------------------------------------------------------------

        Total revenue                                          54,447        34,793         18,048
---------------------------------------------------------------------------------------------------

Expenses:
    Selling, general and administrative                         5,229         3,073          2,589
    Commissions                                                 6,525         3,422          2,634
    Partnership units issued as compensation                    1,744         2,300             --
    Rental operating expenses                                   7,026         6,489          4,429
    Depreciation and amortization                               4,797         4,613          3,231
    Real estate taxes and insurance                             2,900         2,473          1,448
    Interest                                                      818           860            299
---------------------------------------------------------------------------------------------------

        Total expenses                                         29,039        23,230         14,630
---------------------------------------------------------------------------------------------------

Income before minority interests                               25,408        11,563          3,418

Income applicable to minority interests                            40         2,649          2,279
---------------------------------------------------------------------------------------------------

Net income                                                $    25,368   $     8,914    $     1,139
===================================================================================================

Allocation of net income to:
        Limited Partners                                  $    24,386   $     8,539    $     1,049
        General Partner                                           982           375             90
---------------------------------------------------------------------------------------------------

                                                          $    25,368   $     8,914    $     1,139
===================================================================================================

Weighted average number of units outstanding, basic
and diluted                                                24,511,578    18,973,558     11,999,907
===================================================================================================

Basic and diluted net income per limited and
general partnership unit                                  $      1.03   $       .47    $       .09
===================================================================================================

        The accompanying notes are an integral part of these consolidated financial statements.

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                    Consolidated Statements of Partners' Capital

                                                                                                      Total Partners
                                                Limited Partners            General Partner               Capital
                                            -----------------------       -------------------     -----------------------
                                                Units      Amount          Units        Amount       Units         Amount
=========================================================================================================================
                                                                  (in thousands, except unit amounts)

Balance, December 31, 1998                     952,301   $    6,425       948,499   $   (1,426)    1,900,800   $    4,999
        Units issued in January 1, 1999
         merger transaction                 10,099,107       88,413            --           --    10,099,107       88,413
        Net income                                  --        1,049            --           90            --        1,139
        Distributions                               --       (9,380)           --       (1,596)           --      (10,976)
-------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 1999                  11,051,408       86,507       948,499       (2,932)   11,999,907       83,575
        Units issued in January 1, 2000
         merger transaction                  4,999,972       45,269            --           --     4,999,972       45,269
        Units issued in October 1, 2000
         merger transaction                  7,204,716       77,080            --           --     7,204,716       77,080
        Units issued for compensation          230,000        2,300            --           --       230,000        2,300
        Net income                                  --        8,539            --          375            --        8,914
        Distributions                               --      (15,628)           --         (930)           --      (16,558)
-------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2000                  23,486,096      204,067       948,499       (3,487)   24,434,595      200,580
        Net income                                  --       24,386            --          982            --       25,368
        Distributions                               --      (26,849)           --       (1,080)           --      (27,929)
        Units issued for compensation          151,654        1,744            --           --       151,654        1,744
-------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                  23,637,750   $  203,348       948,499   $   (3,585)   24,586,249   $  199,763
=========================================================================================================================

        The accompanying notes are an integral part of these consolidated financial statements

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                           Consolidated Statements of Cash Flows

                                                            For the Year Ended December 31,
                                                           --------------------------------
                                                             2001         2000        1999
===========================================================================================
                                                                    (in thousands)

Cash flows from operating activities:
    Net income                                             $ 25,368    $  8,914    $  1,139
    Adjustments to reconcile net income to net cash
        provided by operating activities:
           Depreciation and amortization                      4,797       4,613       3,231
           Partnership units issued for compensation          1,744       2,300          --
           Minority interests                                    40       2,649       2,279
           Changes in operating assets and liabilities:
             Restricted cash                                      4         (10)       (406)
             Tenant rent receivables                           (196)       (665)       (389)
             Prepaid expenses and other assets, net              75        (745)       (260)
             Accounts payable and accrued expenses              537      (2,865)      3,777
             Accrued compensation                             1,041         336        (142)
             Tenant security deposits                            (4)         10         406
-------------------------------------------------------------------------------------------

                 Net cash provided by operating              33,406      14,537       9,635
                    activities
-------------------------------------------------------------------------------------------

Cash flows from investing activities:
    Distributions from (investment in) affiliated            16,734     (16,734)         --
        Sponsored Entity
    Purchase of real estate assets and office computer         (733)     (9,952)    (77,255)
        and furniture
    Proceeds received on sales of land                          442         927          --
    Proceeds from (purchase of) marketable securities         5,322      (5,322)         --
-------------------------------------------------------------------------------------------

                 Net cash provided by (used for)             21,765     (31,081)    (77,255)
                    investing activities
-------------------------------------------------------------------------------------------

Cash flows from financing activities:
    Distributions to partners                               (27,929)    (16,558)    (10,976)
    Distributions to minority interests in consolidated        (103)     (4,506)     (2,375)
        entities
    Borrowings under bank note payable                           --      16,500      23,522
    Repayments of  bank note payable                        (16,500)    (23,522)         --
    Capital contributions from minority interest holders         --      39,829      63,316
-------------------------------------------------------------------------------------------

                 Net cash provided by (used for)            (44,532)     11,743      73,487
                    financing activities
-------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents         10,639      (4,801)      5,867

Cash and cash equivalents, beginning of year                 13,718      18,519      12,652
-------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                     $ 24,357    $ 13,718    $ 18,519
===========================================================================================

Supplemental disclosure of cash flow information:
    Cash paid for:
        Interest                                           $    818    $    860    $    299

Non-cash investing and financing activities:

      In connection with the Conversion transactions described in Note 4, the Partnership issued limited partnership units in exchange for the limited partner minority interests in Sponsored Partnerships resulting in a non-cash fair value step-up in the Partnership's real estate properties totaling approximately $6,581 and $14,390 during the years ended December 31, 2000 and 1999, respectively.

        The accompanying notes are an integral part of these consolidated financial statements.

1. Organization         Franklin Street Partners Limited Partnership (Franklin
                        Street Properties Corp. effective January 1, 2002) (the
                        "Partnership" or the "Company") was formed as a Massachusetts limited partnership on February 4, 1997.
                        Prior to July 1, 2001 the Partnership owned a 99% interest in FSP Investments LLC ("FSP Investments"), a
                        99% interest in FSP Property Management LLC ("FSP
                        Property Management") and 100% of FSP Holdings LLC ("FSP
                        Holdings"). Effective July 1, 2001, FSP Holdings purchased the remaining 1% interest of both entities for approximately $30,000. The Partnership also has a non-controlling common stock interest in ten corporations organized to operate as Real Estate
                        Investment Trusts ("REITs").

                        The Partnership operates in two business segments: rental operations and investment services. FSP Investments provides real estate investment and broker/dealer services. FSP Investments' services include: (i) the organization of REIT entities in 2000 and 2001 (the "Sponsored REITs") and limited partnerships in and prior to 2000 (the "Sponsored Partnerships" and, together with the Sponsored REITs, the "Sponsored Entities"), which are syndicated through private placements; (ii) the acquisition of real estate on behalf of the Sponsored Entities; and (iii) the sale of preferred stock in Sponsored REITs or limited partnership interests in the Sponsored Partnerships. FSP Property Management provides asset management and property management services for the Sponsored Entities.

                        During 1999 and 2000, a total of 17 Sponsored Partnerships were merged into the Partnership. Prior to the merger transactions, FSP Holdings owned a 5% controlling general partner interest in each of the merged Sponsored Partnerships. Following the consummation of the merger transactions, the Partnership held, directly and indirectly, 100% of the partnership interests in each of the 17 Sponsored Partnerships.

                        In December 2001 the limited partners of the Partnership approved the conversion of the Partnership from a partnership into a corporation and the subsequent election to be taxed as a real estate investment trust ("REIT"). As a REIT, the Company is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only, provided it annually distributes at least 90% of its taxable income and meets certain other qualifications. The conversion, which was effective January 1, 2002, was accomplished, as a tax-free reorganization, by merging the Partnership with and into a wholly owned subsidiary, Franklin Street Properties Corp., with the subsidiary as the surviving entity. As part of the conversion into a REIT, FSP Investments will elect to be a taxable REIT subsidiary and will incur income taxes at normal tax rates.

                        The REIT will be taxed under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, commencing with its taxable year ending December 31, 2002. REITs are subject to a number of organizational and operational requirements including a requirement that 90.0% of the taxable income be distributed to shareholders. Provided that the REIT continues to qualify as a real estate investment trust, it will generally not be subject to federal income tax on taxable income distributed to its shareholders. However, certain of the REIT's subsidiaries may be subject to federal income tax.

                        On December 17, 1999, as part of a larger bill, the President signed into law the REIT Modernization Act ("RMA"). Effective beginning January 1, 2001, the RMA has amended the tax rules relating to the composition of a REIT's assets. Under prior law, a REIT was precluded from owning more than 10.0% of the outstanding voting securities of any one issuer, other than a wholly owned subsidiary or another REIT. Beginning in 2001, a REIT will also be precluded from owning more than 10.0% of the value of all securities of any one issuer.

                        One exception to these restrictions is that a REIT will be allowed to own up to 100% of the securities of a Taxable REIT Subsidiary ("TRS") that can provide certain non-customary services to REIT tenants and others without disqualifying the rents that a REIT receives from its tenants. However, no more than 20.0% of the value of a REIT's total assets can be represented by securities of one or more TRS's. The amount of interest and other expenses from a TRS to a REIT will be limited to ensure that a TRS is subject to an appropriate level of corporate tax. The new 10.0% asset test will not apply to certain arrangements (including third party subsidiaries) in place on July 12, 1999, provided that a subsidiary does not engage in a "substantial new line of business" or acquire any "substantial asset", and a REIT does not acquire any new securities in the subsidiary. Under the RMA, a subsidiary will be able to convert tax free into a TRS. The REIT anticipates electing TRS status for certain of its subsidiaries beginning with its taxable year ending December 31, 2002.

2. Significant
   Accounting
   Policies

   Basis of             The accompanying consolidated financial statements
   Presentation         include all of the accounts of the Partnership, 17
                        Sponsored Partnerships and majority-owned subsidiaries.
                        All significant intercompany accounts and transactions have been eliminated in consolidation.

                        Prior to the mergers in 1999 and 2000, FSP Holdings was the general partner and owned a 5% controlling general partner interest in each of the Sponsored Partnerships. FSP Holdings had the exclusive rights and powers to manage and control the business of each Sponsored Partnership without the consent or approval of the limited partners. The limited partners in the Sponsored Partnerships could not elect to replace the general partner, except for cause. Accordingly, the Sponsored Partnerships were accounted for under the principles of accounting applicable to investments in subsidiaries in accordance with SOP 78-9 and consolidated these entities into the Partnership's financial statements.

   Business Segments    The Partnership follows Statement of Financial
                        Accounting Standards ("SFAS") No. 131 "Disclosures about
                        Segments of an Enterprise and Related Information," which established standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders.

   Minority Interests   Minority interests in consolidated entities ("minority
   in Consolidated      interests") represents the 95% limited partner interests
   Entities             in Sponsored Partnerships prior to the dates of merger
                        and, prior to July 1, 2001, the 1% interest in FSP
                        Investments and FSP Property Management, which was held by an officer and member of the general partner of the Partnership. Minority interests included in the Partnership's consolidated statements of income represents the minority interest holders' share of the income of the consolidated entities. The minority interests in the Partnership's consolidated balance sheets reflects the original investment made by the minority interest holders in the consolidated entities along with their proportional share of the earnings less cash distributions. Cash distributions paid to minority interest holders were approximately $103,000,
                        $4,506,000, and $2,375,000 for the years ended December
                        31, 2001, 2000, and 1999, respectively.

   Estimates and        The Company prepares its financial statements and
   Assumptions          related notes in conformity with accounting principles
                        generally accepted in the United States of America.
                        These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   Reclassifications    Certain balances in the 2000 and 1999 financial
                        statements have been reclassified to conform to the 2001 presentation.

   Investments in       Common stock investments in Sponsored REITs are
   REITs                accounted for using the equity method, as the
                        Partnership exercises significant influence, but does not control these entities. Under the equity method of accounting, the Partnership's cost is subsequently adjusted by its share of the Sponsored REITs' earnings, after deducting the Sponsored REITs' preferred stock dividends paid or accrued. Equity in the losses of Sponsored REITs is not recognized to the extent that the investment balance would become negative. Dividends are recognized as income after the investment balance is reduced to zero.

                        There were no dividends received or income recognized, from the Sponsored REITs for the years ended December 31, 2001 or 2000.

   Real Estate and Depreciation Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

                        Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the property was purchased.

                        Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping, minor carpet replacements and residential appliances. Funding for repairs and maintenance items typically is provided by cash flows from operating activities. Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

                                     Category                    Years
                                     --------                    -----
                                     Buildings:
                                       Residential                27
                                       Commercial                 39
                                     Building Improvements       15-39
                                     Furniture and equipment      5-7

                        The Partnership evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2001, no such indicators of impairment were identified.

   Cash and Cash        The Partnership considers all highly liquid debt
   Equivalents          instruments purchased with a maturity of three months or
                        less to be cash equivalents.

   Restricted Cash      Restricted cash consists of tenant security deposits.
                        Tenant security deposits are refunded when tenants vacate provided that the tenant has not damaged the property.

   Marketable           The Partnership accounts for investments in debt
   Securities           securities under the provisions of SFAS No. 115,
                        "Accounting for Certain Investments in Debt and Equity
                        Securities". The Partnership classified its debt securities as available-for-sale.

                        There were no investments in marketable securities at December 31, 2001.

                        Investments in marketable securities at December 31, 2000 of $5,322,000 mature within one year. These securities are stated at cost, which approximates fair market value.

   Concentration of     Cash, cash equivalents and short-term investments are
   Credit Risks         financial instruments that potentially subject the
                        Partnership to a concentration of credit risk. The
                        Partnership maintains its cash balances and short term investments principally in one bank which the Partnership believes to be creditworthy. The Partnership periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

   Financial            Instruments The Partnership estimates that the carrying
                        value of cash and cash equivalents, restricted cash, marketable securities and the bank note payable approximate their fair values based on their short-term maturity and prevailing interest rates.

   Prepaid Expenses     Included in Prepaid expenses and other assets, net at
                        December 31, 2001 and 2000 is $922,000 and $932,000,
                        respectively, which represents external leasing and tenant improvement costs incurred in the leasing of commercial space. These costs are amortized on a straight-line basis over the terms of the related lease agreements. Amortization expense was approximately
                        $222,000, $146,000 and $116,000 for the years ended
                        December 31, 2001, 2000 and 1999, respectively.

   Revenue              Commercial Properties -- The Partnership has retained
   Recognition          substantially all of the risks and benefits of ownership
                        of the Partnership's commercial properties and accounts for its leases as operating leases. Rental income from leases, which include scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Partnership does not have any percentage rent arrangements with its commercial property tenants. Reimbursable common area maintenance charges are included in rental income in the period earned.

                        Residential Apartments -- The Partnership's residential property leases are generally for terms of one year or less. Rental income from tenants of residential apartment properties is recognized in the period earned. Rent concessions, including free rent and leasing commissions incurred in connection with residential property, leases are expensed as incurred.

                        Investment Banking Services -- Syndication fees ranging from 6% to 8% of the gross offering proceeds from the sale of securities in Sponsored Entities are generally recognized upon an investor closing; at that time the Partnership has provided all required services, the fee is fixed and collected, and no further contingencies exist. Commission expense ranging from 3% to 4% of the gross offering proceeds is recorded in the period the related syndication fee is earned.

                        Investment Banking Services -- Transaction fees are generally recognized upon the final investor closing of a Sponsored Entity. The final investor closing is the last admittance of investors into a Sponsored Entity; at that time, required funds have been received from the investors, charges relating to the syndication have been paid or accrued, continuing investment and continuing involvement criteria have been met, and legal and economic rights have been transferred. Third party transaction-related costs are deferred and later expensed to match revenue recognition. Internal costs are expensed as incurred.

   Property and Asset   Property and asset management fees, interest income and
   Management Fees      other income are recognized when the related services
                        are performed and the earnings process is complete.

                        The Company follows the requirements for profit recognition as set forth by Statement of Financial Accounting Standards No. 66 "Accounting for Sales of Real Estate" and Statement of Position 92-1 "Accounting for Real Estate Syndication Income".

   Income Taxes No provision has been made for Federal or state income taxes in the consolidated financial statements of the Partnership. Partners are required to report on their individual tax returns their allocable share of income, gains, losses, deductions and credits of the Partnership.

   Net Income Per       The Partnership follows Statement of Financial
   Partnership Unit     Accounting Standards No. 128 "Earnings per Share", which
                        specifies the computation, presentation and disclosure requirements for the Partnership's net income per partnership unit. Basic net income per unit is computed by dividing net income by the weighted average number of partnership units outstanding during period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue units were exercised or converted into units. There were no potential dilutive units outstanding at December 31, 2001, 2000, and 1999. The denominator used for calculating basic and diluted net income per unit is as follows:

                                                     Year Ended December 31,
                                             ----------------------------------
                                                2001        2000        1999
                        =======================================================
                        Weighted average
                        number of units
                        outstanding
                           Limited partners  23,563,079  18,025,059  11,051,408
                           General partner      948,499     948,499     948,499
                        -------------------------------------------------------
                                             24,511,578  18,973,558  11,999,907
                        =======================================================

   Recent Accounting    In June 1998, the Financial Accounting Standards Board
   Standards            ("FASB") issued Statements of Financial Accounting
                        Standards ("SFAS") No. 133, "Accounting for Derivative
                        Instruments and Hedging Activities" as amended by SFAS
                        No. 137 and No. 138. The provisions of this statement require that derivative instruments be carried at fair value on the balance sheet. The statement continues to allow derivative instruments to be used to hedge various risks and sets forth specific criteria to be used to determine when hedge accounting can be used. For derivative instruments not accounted for as hedges, changes in fair value are required to be recognized in earnings. The provisions of this statement became effective January 1, 2001. The Partnership has not historically had derivative instruments, and this standard has had no impact on its financial position, results of operations and cash flows.

                        In June 2001, the FASB approved SFAS No. 141 "Business Combinations" ("SFAS 141") and No. 142 "Goodwill and Other Intangible Assets" ("SFAS 142"), effective July 1, 2001 and January 1, 2002, respectively, for the Partnership. SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. The Partnership has adopted SFAS 141; however, no combinations by the Partnership occurred after June 30, 2001 to which this would apply. Under SFAS 142, amortization of goodwill, including goodwill recorded in past business combinations, will discontinue upon adoption of this standard. All goodwill and intangible assets will be tested for impairment in accordance with the provisions of the Statement. The Partnership has reviewed the provisions of SFAS 142 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                        In August 2001, the FASB issued SFAS No. 143 "Accounting for Asset Retirement Obligations" ("SFAS 143") which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. SFAS 143 will be effective at the beginning of 2003. The Partnership has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                        In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). SFAS 144 supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS 144 retains the fundamental provisions of SFAS No. 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. SFAS 144 will be effective at the beginning of 2002.

                        With the exception of reclassifiying, the operations of real estate assets considered "held for sale" to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption of SFAS 144 will not have a material impact on the Partnership's financial position and cash flows. The Partnership does not have any real estate assets that it considers "held for sale."

3. Business Segments    The Partnership operates in two business segments:
                        rental operations and investment services (including real estate acquisition, financing and broker/dealer services). The Partnership has identified these segments because this discrete information is the basis upon which management makes decisions regarding resource allocation and performance assessment. The accounting policies of the reportable segments are the same as those described in the "Significant Accounting
                        Policies". The Partnership's segments are located in the United States of America. The Partnership previously evaluated the performance of its reportable segments based on Funds from Operations ("FFO"); however, effective October 1, 2001 management changed its evaluation performance measure to Cash Available for Distribution ("CAD") as management believes that CAD represents a more accurate measure of the reportable segment's activity and is the basis for distributions paid to equity holders. The Partnership defines CAD as:
                        net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus non-cash items included in the computation of net income (depreciation and amortization, non-cash compensation expenses and straight line rent adjustments);plus Investment Services
                        Proceeds received from controlled partnerships; plus the net proceeds from the sale of land; less purchases of property and equipment from operating cash. Purchases of real estate assets from cash reserves established at the acquisition date of the property are not reflected in the computation of CAD. CAD should not be considered an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, cash flows from operating activities
                        (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define
                        CAD in a different manner.

              CAD by business segment is as follows (in thousands):

                                               Rental    Investment            Intercompany    Total
                                             Operations   Services    Total    Elimination   Consolidated
                                             ============================================================
Year ended December 31, 2001:
  Net Income                                  $ 21,381   $  3,987    $25,368    $    --       $ 25,368
  Depreciation and amortization                  4,900         71      4,971       (174)         4,797
  Non-cash compensation expenses                    --      1,744      1,744         --          1,744
  Straight line rent                              (797)        --       (797)        --           (797)
  Proceeds from sale of surplus land               449         --        449         --            449
  Purchase of fixed assets from operating          (79)      (167)      (246)        --           (246)
  cash
---------------------------------------------------------------------------------------------------------

Cash Available for Distribution               $ 25,854   $  5,635    $31,489    $  (174)      $ 31,315
=========================================================================================================

Year ended December 31, 2000:
  Net Income                                  $ 11,351   $  2,789    $14,140    $(5,226)      $  8,914
  Investment services proceeds received from
    controlled partnerships (1)                     --         --         --      5,226          5,226
  Depreciation and amortization                  4,679         83      4,762       (149)         4,613
  Non cash compensation expenses                    --      2,300      2,300         --          2,300
  Straight line rent                              (185)        --       (185)        --           (185)
  Proceeds from sale of land                     1,068         --      1,068         --          1,068
  Purchase of fixed assets from operating         (512)      (135)      (647)        --           (647)
  cash
---------------------------------------------------------------------------------------------------------

Cash Available for Distribution               $ 16,401   $  5,037    $21,438  $    (149)       $21,289
=========================================================================================================

Year ended December 31, 1999:
  Net Income                                  $  3,665   $  5,089    $ 8,754    $(7,615)      $  1,139
  Investment services proceeds received from
       controlled partnerships                      --         --         --      7,615          7,615
  Depreciation and amortization                  3,272         68      3,340       (109)         3,231
  Straight line rent                              (102)        --       (102)        --           (102)
  Purchase of fixed assets from operating         (187)      (186)      (373)        --           (373)
  cash
---------------------------------------------------------------------------------------------------------

Cash Available for Distribution               $  6,648   $  4,971    $11,619    $  (109)      $ 11,510
=========================================================================================================

(1) The Partnership received various investment services income from the syndication of Sponsored Partnerships. Although this income was eliminated in the calculation of consolidated net income in accordance with GAAP, the cash received from the Sponsored Partnerships was available for distribution to the members of the Partnership.

The Partnership's cash distributions from operations for the years ended December 31, 2001, 2000 and 1999 are summarized as follows:

                                                 Distribution Per   Total Cash
                        Quarter paid             Partnership Unit  Distributions
                        ========================================================
                                                                  (in thousands)
                        Second quarter of 2001           $.28      $  6,842
                        Third quarter of 2001             .29         7,087
                        Fourth quarter of 2001            .30         7,376
                        First quarter of 2002 (A)         .31         7,622
                        --------------------------------------------------------
                                                        $1.18       $28,927
                        ========================================================

                        Second quarter of 2000           $.24      $  4,080
                        Third quarter of 2000             .25         4,308
                        Fourth quarter of 2000            .26         4,480
                        First quarter of 2001             .27         6,597
                        --------------------------------------------------------
                                                        $1.02       $19,465
                        ========================================================

                        Second quarter of 1999           $.20      $  2,400
                        Third quarter of 1999             .21         2,520
                        Fourth quarter of 1999            .22         2,640
                        First quarter of 2000             .23         2,760
                        --------------------------------------------------------
                                                         $.86       $10,320
                        ========================================================
                        (A) Represents dividends declared and paid by the Company in the first quarter of 2002.

                        Cash distributions per partnership unit is based on the total outstanding units at the end of each calendar quarter. Cash available for distribution, as determined at the sole discretion of the general partner, is required to be distributed to unit holders within 90 days following the end of each calendar quarter. The cash distribution of approximately $7,622,000 for the fourth quarter of 2001 was declared and paid in 2002. The cash distribution of approximately $6,597,000 for the fourth quarter of 2000 was declared and paid in the first quarter of 2001. The cash distribution of approximately $2,670,000 for the fourth quarter of 1999 was declared and paid in 2000.

                        The following table is a summary of other financial information by business segment:

                                                  Rental     Investment
                                                 Operations   Services     Total
                        ========================================================
                                                        (in thousands)
                        December 31, 2001:
                            Revenue               $ 26,765   $ 25,701   $ 52,466
                            Interest Income          1,870        111      1,981
                            Interest Expense           818          0        818
                            Capital expenditures       566        167        733
                            Identifiable assets    199,140      4,977    204,117

                        December 31, 2000:
                            Revenue               $ 25,434   $  7,574   $ 33,008
                            Interest Income          1,686         99      1,785
                            Interest Expense           860         --        860
                            Capital expenditures     9,825        127      9,952
                            Identifiable assets    194,328     25,595    219,923

                        December 31, 1999:
                            Revenue               $ 16,315   $    789   $ 17,104
                            Interest Income            915         29        944
                            Interest Expense           299          0        299
                            Capital expenditures    77,060        195     77,255
                            Identifiable assets    159,324     31,162    190,486

4. Merger Transactions  The merger transactions involved the exchange of the
                        Partnership's limited partner units for the minority interest holder's limited partnership units in 17 Sponsored Partnerships. The Partnership has recorded the minority interest acquisitions based on the fair value of assets and liabilities acquired. Additionally, transaction costs incurred in connection with the 2000 and 1999 mergers totaling approximately $453,000 and $736,000, respectively, have been reflected as a cost of the minority interest acquisitions. The fair market value of the merged entities' real estate was determined based on independent appraisals.

                        Effective October 1, 2000, the Partnership and six Sponsored Partnerships consummated a series of mergers pursuant to an Agreement and Plan of Merger (the "October 2000 Merger"). Under the terms of the October 2000 Merger, all limited partnership interests in the six Sponsored Partnerships outstanding on October 1, 2000 were exchanged for 7,204,716 new limited partnership units in the Partnership. The operations of the six merged Sponsored Partnerships consist of six commercial rental properties.

                        Effective January 1, 2000, the Partnership and three Sponsored Partnerships consummated a series of mergers pursuant to an Agreement and Plan of Merger (the "January 2000 Merger"). Under the terms of the January 2000 Merger, all limited partnership interests in the three Sponsored Partnerships outstanding on January 1, 2000 were exchanged for 4,999,972 new limited partnership units in the Partnership. The operations of the three merged Sponsored Partnerships consist of a residential apartment property and two commercial real estate properties.

                        Effective January 1, 1999, the Partnership and eight Sponsored Partnerships consummated a series of mergers pursuant to an Agreement and Plan of Merger (the "1999 Merger"). Under the terms of the 1999 Merger, all limited partnership interests in the eight Sponsored Partnerships outstanding on January 1, 1999 were exchanged for 10,099,107 new limited partnership units in the Partnership. Additionally, the partnership interests held by the Partnership's existing general partner and limited partners were exchanged for 948,499 new general partnership units and 952,301 new limited partnership units, respectively. The operations of the merged Sponsored Partnerships consist of five commercial rental properties and three residential real estate properties.

                        Following the consummation of the mergers described above, the Partnership owned, directly and indirectly, 100% of the interests in each merged Sponsored Partnership. The merger transactions were structured as exchanges of partnership units and no cash was involved. The Partnership's consolidated financial statements include the full results of operations of the merged Sponsored Partnerships from the date of merger.

                        The following pro forma consolidated results of operations are presented as if the merger transactions had occurred at the beginning of the periods presented:

                        Year ended December 31,            2000           1999
                        ========================================================
                        (unaudited)                          (in thousands,
                                                        except per unit amounts)
                        Revenue                          $34,793         $18,048
                        Net income                        10,987           3,121
                        Basic and diluted net income
                        per limited and general
                        partnership unit                 $  0.47         $  0.19

5. Related Party
   Transactions

   Investment in        The Partnership typically retains a non-controlling
   Affiliated           common stock ownership interest in Sponsored REITs that
   Sponsored REITs      it has organized. These ownership interests have
                        virtually no economic benefit or risk. At December 31, 2001 and 2000, the Partnership had ownership interests in ten and four Sponsored REITs, respectively. During
                        1999 and 2000, the Company acquired 100% of the non-owned interests of certain Sponsored Partnerships
                        (through a series of mergers) that it had previously organized. Neither the Company nor any other related entity has an obligation to acquire the non-owned interests in any previously syndicated Sponsored REIT.

                        Summarized financial information for the Sponsored REITs is as follows:

                        (unaudited)

                                                            2001          2000
                                                            ----          ----
                                                              (in thousands)
                        Balance Sheet Data:
                        -------------------
                        Real estate, net                  $222,232      $56,565
                        Other assets                        19,048        5,058
                        Total liabilities                    6,755        1,950
                        Shareholders equity                234,525       59,673

                                                            2001         2000
                                                            ----         ----
                                                              (in thousands)
                        Operating Data:
                        ---------------
                        Rental revenues                    $19,816       $2,778
                        Other revenues                         354          117
                        Operating and maintenance expenses   5,973          948
                        Depreciation and amortization        3,191          574
                        Interest expense                     9,916        2,298
                        Net income (loss)                    1,090         (925)

                        The Partnership's proportionate share of income prior to syndication from these Sponsored REITs was $255,000, $0 and $0 for the years ended December 31, 2001, 2000 and 1999, respectively.

                        In addition to management services, the Partnership is typically entitled to a return on funds advanced to syndicated REITs. The Partnership recognized income of $552,000, $402,000 and $0 for the years ended December 31, 2001, 2000 and 1999, respectively, relating to these investments.

   Sponsored Entity     The Partnership has provided syndication and real estate
   Fees                 acquisition advisory services for the Sponsored REITs in
                        2001 and 2000 and Sponsored Partnerships prior to July
                        2000. Syndication and transaction fees from non-consolidated related entities amounted to approximately $25,701,000, $7,574,000 and $789,000 for the years ended December 31, 2001, 2000 and 1999, respectively.

   Management Fees      Management fees charged to the Sponsored Partnerships
                        prior to the respective mergers have been eliminated in the accompanying consolidated statements of income due to the Partnership's controlling interest in a Sponsored
                        Partnership. Total property management fee income from non-consolidated entities amounted to approximately
                        $412,000, $178,000 and $16,000 for the years ended
                        December 31, 2001, 2000 and 1999, respectively, and is included in "Interest and other income" in the Consolidated Statements of Income. Property management fees range from 1% to 5% of collected rents and the applicable contracts are cancelable with 30 days' notice.

6. Bank Note Payable    The Partnership has a revolving line of credit agreement
                        (the "Loan Agreement") with a bank providing for borrowings at the Partnership's election up to $50,000,000. Borrowings under the Loan Agreement bear interest at either the bank's base rate or a variable
                        LIBOR rate, as defined. Borrowings outstanding under the Loan Agreement consist of the following:

                        December 31,                             2001      2000
                        ========================================================
                                                                 (in thousands)

                        Note payable, bearing interest at
                             the bank's base rate
                             (9.5% at December 31, 2000).         $--    $16,500

                        The Loan Agreement includes restrictions on property liens and requires compliance with various financial covenants. Financial covenants include the maintenance of at least $1,500,000 in operating cash accounts, a minimum tangible net worth of $140,000,000 and compliance with various debt and operating income ratios, as defined in the Loan Agreement. The Partnership was in compliance with the Loan Agreement's financial covenants as of December 31, 2001 and 2000. The Loan Agreement matures on February 23, 2003.

                        The Partnership has arranged for Citizens Bank to provide a line of credit for the Partnership's senior officers in the maximum aggregate amount of $3 million. The borrowings under this line of credit are for the purpose of paying income taxes on equity interests in the Company issued to such senior officers as compensation. Loans under this line of credit have a term of one year and bear interest at the bank's prime rate plus 50 basis points. Each borrower has secured the loan by pledging shares of the Company's Common Stock having an aggregate fair market value at the time of the loan of no less than twice the principal amount of the loan. Borrowings of $1,625,000 and $800,000 were outstanding to senior officers of the Partnership at December 31, 2001 and 2000 respectively. The Partnership has agreed to purchase from Citizens Bank any such loan on which the borrower defaults. Following the purchase of the loan, the Partnership would have the same rights as Citizens Bank, including the right to foreclose on the pledged. stock.

7. Partners' Capital

   General The Partnership's general partner has the exclusive right to manage the business of the Partnership and make certain amendments to the Partnership Agreement, without the consent or approval of the limited partners. The Partnership's limited partners do not take part in management and do not have any voting rights regarding the Partnership's operations. A majority in interest of the limited partners, with the consent of the general partner, may amend the Partnership Agreement, subject to certain limitations as defined in the Partnership Agreement. Except as provided for under certain Federal tax provisions described in the Partnership Agreement, net income or net losses from operations are allocated to all partners based on their percentage interest in the Partnership. Net profits or losses arising from a sale or other disposition of all or any portion of the Partnership's property or upon liquidation of the Partnership are allocated as follows:

                        Net Profit -- The Partnership's net profits are allocated first to the extent of any partner's negative capital account balance, and thereafter in proportion with their percentage interest in the Partnership.

                        Net Losses -- First to the extent of any partner's positive capital account balance, and thereafter in proportion with their percentage interest in the Partnership.

                        The Partnership's cash distributions are allocated to the limited partners and the general partner based on each partner's percentage interest in the Partnership.

   Equity-Based         In April 2000, January 2001 and July 2001, the
   Compensation         Partnership issued 230,000 Units, 2,522 Units and
                        149,131 Units, respectively, with a fair value of approximately $2,300,000, $29,000 and $1,715,000, respectively, to certain officers and employees of the Partnership in lieu of cash compensation. These partnership units were fully vested on the date of issuance. Equity-based compensation charges of
                        $1,744,000 and $2,300,000 are reported in the
                        accompanying consolidated statement of income for the year ended December 31, 2001 and 2000, respectively.

   General Partner      On December 30, 1999, FSP General Partner LLC (the
                        "General Partner") was organized solely to hold the Partnership's general partner units, which were previously held by eight individuals. The General
                        Partner's financial activities consist of receiving cash distributions from the Partnership and paying such amounts to its members. The members of the General
                        Partner function as officers and/or directors of the Partnership. The Partnership pays no fees or other compensation to the General Partner. The General Partner has no commitment or intent to furnish direct or indirect financial assistance to the Partnership.

8. Federal Income Tax   The difference between Partners' capital for financial
   Reporting            reporting purposes and for income tax purposes is
                        approximately as follows (in thousands):

                                                               2001      2000
                                                               ----      ----
                        Partnership capital - financial      $199,763  $200,580
                           reporting purposes,
                        Partnership's cumulative tax
                           reporting differences, primarily
                           relating to non-deductible
                           expenses, depreciation and other
                           temporary differences and the
                           effects of mergers                 (17,217)  (19,090)
                        --------------------------------------------------------

                        Partners' capital -- income tax
                           purposes                           $182,546 $181,490
                        ========================================================

                        The merger transactions described in Note 4 were treated as tax-free reorganizations for income tax reporting purposes.

9. Commitments          The Partnership's commercial rental operations include
   Rentals Under        the leasing of office buildings and industrial
   Operating Leases     properties subject to leases with terms greater than one
                        year. The leases thereon expire at various dates through 2012. The following is a schedule of approximate future minimum rental income on non-cancelable operating leases as of December 31, 2001:

                        Year ended December 31,
                        ========================================================
                                                                  (in thousands)
                        2002                                           $15,415
                        2003                                            13,307
                        2004                                             9,957
                        2005                                             5,898
                        2006                                             3,336
                        Thereafter                                      12,207
                        --------------------------------------------------------

                                                                       $60,120
                        ========================================================

                        Certain leases provide for fixed step rent increases. Rental revenue is recognized on the straight-line basis over the related lease term while billings by the Company are based on required minimum rentals in accordance with the lease agreements. Cumulative revenue recognized in excess of amounts billed by the Company is $1,382,000 and $585,000 at December 31, 2001 and 2000,
                        respectively, and is included in tenant rent receivables.

   Office Lease         The Partnership leases its corporate office space under
                        a six-year operating lease that commenced in June 1999.
                        The lease includes a base annual rent and additional rent for the Partnership's share of taxes and operating costs.

                        Future minimum lease payments are approximately as follows (in thousands):

                        Year ended December 31,
                        ========================================================

                        2002                                             $199
                        2003                                              203
                        2004                                              209
                        2005                                               97
                        --------------------------------------------------------

                                                                         $708
                        ========================================================

                        Rent expense was approximately $196,000, $184,000 and $126,000 for the years ended December 31, 2001, 2000 and 1999, respectively, and is included in selling, general and administration expenses in the Consolidated Statement of Income.

   Retirement Plan      During 1999, the Partnership formed a retirement savings
                        plan for eligible employees. Under the plan, the Partnership matches participant contributions up to $6,500 ($6,000 in 2000) annually per participant. The
                        Partnership's total contribution under the plan amounted to approximately $76,000, $53,000 and $13,000 for the years ended December 31, 2001, 2000 and 1999, respectively.

10. Subsequent Events

   Property Purchase    In connection with the purchase of a property by a
                        Sponsored REIT in May 2001, the Partnership obligated itself to purchase an additional parcel of real property within a certain amount of time if the owner offered such property for sale to the Partnership. The Company satisfied this obligation by causing FSP Timberlake East
                        Corp., a newly-organized Sponsored REIT, to purchase this parcel on March 4, 2002.

   Dividends            On February 8, 2002, the Company declared a dividend of
                        $.30 per share of Common Stock payable to stockholders of record as of February 8, 2002. On February 15, 2002, the Company also declared a dividend of $.01 per share of Common Stock payable to stockholders of record as of February 15, 2002.

11. Quarterly Financial Information (unaudited)

                                                                    2000
                                                  -----------------------------------------
                                                    First     Second     Third     Fourth
                                                   Quarter   Quarter    Quarter    Quarter
                                                  ---------  --------  ---------  ---------
                                                    (in thousands, except per unit data)

Revenue                                          $  6,404    $  6,760    $ 10,769   $ 10,860
Income before minority interests                      238         589       5,612      5,124
Income applicable to minority interests               412       1,111       1,107         19
Net income (net loss)                                (174)       (522)      4,505      5,105
Allocation of net income (net loss) to Limited
  Partners                                           (164)       (493)      4,257      4,939
Allocation of net income (net loss) to General
  Partner                                             (10)        (29)        248        166
Basic and diluted net income (net loss) per
  limited and general partnership unit              (0.01)      (0.03)       0.26       0.21
Weighted average number of units outstanding       17,000      17,230      17,230     24,436

                                                                    2001
                                                  -----------------------------------------
                                                    First     Second     Third     Fourth
                                                   Quarter   Quarter    Quarter    Quarter
                                                  ---------  --------  ---------  ---------
                                                    (in thousands, except per unit data)

Revenue                                           $12,787     $13,496     $11,302    $16,862
Income before minority interests                    6,023       5,935       4,083      9,367
Income applicable to minority interests                21          19           0          0
Net income                                          6,002       5,916       4,083      9,367
Allocation of net income to Limited Partners        5,769       5,686       3,925      9,006
Allocation of net income to General Partner           233         230         158        361
Basic and diluted net income per limited and
  general partnership unit                           0.25        0.24        0.17       0.38

Weighted average number of units outstanding       24,436      24,437      24,586     24,586

                                                                    SCHEDULE III

          FRANKLIN STREET PARTNERS LIMITED PARTNERSHIP AND SUBSIDIARIES
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2001

                                                                         Initial Cost
                                                           -----------------------------------
                                                                                     Costs
                                                                                  Capitalized
                                            Encumbrances                          (Disposals)
                                                                    Buildings &  Subsequent to
Description                                     (1)        Land     Improvement   Acquisition
                                            ------------   ----     -----------  -------------

Residential Apartments:
  Essex House, Houston, TX                       --     $  2,920     $  9,367     $    648
  Reata, Houston, TX                             --        3,399        9,657          597
  Weslayan Oaks, Houston, TX                     --        1,658        3,990           71
  Silverside Plantation, Baton Rouge, LA         --        2,000       17,082          119

Commercial Properties:
  North Andover
     Office Park, No. Andover, MA                --        1,311        8,136          902
  Park Seneca, Charlotte, NC                     --        1,915        7,817           26
  Piedmont Center, Greenville, SC                --        1,449        9,839          809
  4995 Patrick Henry, Santa Clara, CA            --        3,274        4,130           58
  One Technology Drive, Peabody, MA              --        1,658       10,246         (450)
  Hillview Center, Milpitas, CA                  --        2,203        2,813            7
  Telecom Business Center, San Diego, CA         --        5,035       11,363           79
  Southfield Centre, Southfield, MI              --        4,344       11,455          143
  Blue Ravine, Folsom, CA                        --          846        5,450           22
  Bollman Place, Savage, MD                      --        1,585        4,121           46
  Austin N.W., Austin, TX                        --          708       10,494          170
  10 Lyberty Way, Westford, MA                   --        1,315        8,862          162
  Gateway Crossing 95, Columbia, MD              --        4,453       15,931         (123)
                                           --------     --------     --------     --------
                                                 --     $ 40,073     $150,753     $  3,286
                                           ========     ========     ========     ========


                                                                   Historical Costs
                                           -------------------------------------------------------------

                                                                                          Total Costs,
                                                                                             Net of       Depreciable   Date of
                                                     Buildings &             Accumulated   Accumulated       Life     Acquisition
Description                                   Land  Improvements   Total(2)  Depreciation  Depreciation     Years        (3)
-----------                                -------- ------------   --------  ------------  ------------   ----------- -----------
                                                (in thousands)
Residential Apartments:
  Essex House, Houston, TX                 $  2,920   $ 10,015     $ 12,935   $  2,887     $ 10,048          5-27       1993
  Reata, Houston, TX                          3,399     10,254       13,653      2,386       11,267          5-27       1994
  Weslayan Oaks, Houston, TX                  1,658      4,061        5,719        717        5,002          5-27       1997
  Silverside Plantation, Baton Rouge, LA      2,021     17,180       19,201      2,010       17,191          5-27       1998

Commercial Properties:
  North Andover
     Office Park, No. Andover, MA             1,311      9,038       10,349      1,766        8,583          5-39       1996
  Park Seneca, Charlotte, NC                  1,815      7,943        9,758        781        8,977          5-39       1997
  Piedmont Center, Greenville, SC             1,449     10,648       12,097      1,126       10,971          5-39       1998
  4995 Patrick Henry, Santa Clara, CA         3,274      4,188        7,462        436        7,026          5-39       1997
  One Technology Drive, Peabody, MA           1,658      9,796       11,454      1,383       10,071          5-39       1995
  Hillview Center, Milpitas, CA               2,203      2,820        5,023        206        4,817          5-39       1999
  Telecom Business Center, San Diego, CA      5,035     11,442       16,477        832       15,645          5-39       1999
  Southfield Centre, Southfield, MI           4,344     11,598       15,942        673       15,269          5-39       1999
  Blue Ravine, Folsom, CA                       846      5,472        6,318        300        6,018          5-39       1999
  Bollman Place, Savage, MD                   1,585      4,167        5,752        224        5,528          5-39       1999
  Austin N.W., Austin, TX                       708     10,664       11,372        511       10,861          5-39       1999
  10 Lyberty Way, Westford, MA                1,315      9,024       10,339        352        9,987          5-39       2000
  Gateway Crossing 95, Columbia, MD           4,019     16,242       20,261        829       19,432          5-39       1999
                                           --------   --------     --------   --------     --------
                                           $ 39,560   $154,552     $194,112   $ 17,419     $176,693
                                           ========   ========     ========   ========     ========

(1)   There are no encumbrances on the above properties.
(2)   The aggregate cost for Federal Income Tax purposes is $181,606.
(3)   Original date of acquisition by Sponsored Partnership.

                        The following table summarizes the changes in the Partnership's real estate investments and accumulated depreciation:

                                                          December 31,
                                                   -----------------------------
                                                   2001       2000      1999
                        ========================================================
                                                         (in thousands)

                        Real estate investments,
                        at cost:
                          Balance, beginning of   $193,988  $178,294  $ 86,835
                          period
                            Acquisitions                --    15,982    91,271
                            Improvements               566       639       188
                            Dispositions              (442)     (927)       --
                        --------------------------------------------------------

                          Balance, end of period  $194,112  $193,988  $178,294
                        ========================================================

                        Accumulated depreciation:
                          Balance, beginning of   $ 12,917  $  8,526  $  5,447
                          period
                            Depreciation             4,502     4,391     3,079
                            Dispositions                --        --        --
                        --------------------------------------------------------

                          Balance, end of period  $ 17,419  $ 12,917  $  8,526
                        ========================================================

                            Franklin Street Partners
                      Limited Partnership and Subsidiaries

                          Index to Financial Statements
                                December 31, 2000

                                                                           Page
                                                                           ----

Report of independent certified public accountants........................  F-75

Consolidated Financial Statements

  Balance sheets as of December 31, 2000 and December 31, 1999............  F-76

  Statement of operations for the years ended December 31, 2000,
    1999 and 1998 ........................................................  F-78

  Statement of Partners' Capital  for the years ended December 31, 2000,
    1999 and 1998.........................................................  F-79

  Statement of cash flows for the years ended December 31, 2000, 1999 and 1998..............................................................  F-80

  Notes to the financial statements.......................................  F-81

                              Report of Independent Certified Public Accountants

To the Partners of
Franklin Street Partners Limited Partnership
Wakefield, Massachusetts

We have audited the accompanying consolidated balance sheets of Franklin Street Partners Limited Partnership and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of operations, partners' capital and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain real estate partnerships, which statements reflect total assets of $85,859,000 as of December 31, 1999 and total revenues of $4,794,000 and $490,000 for the years ended December 31, 1999 and 1998, respectively. Those statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included for such real estate partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors for 1999 and 1998 provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other auditors for 1999 and 1998, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Franklin Street Partners Limited Partnership and subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 4 to the consolidated financial statements, the Partnership has restated its previously reported consolidated financial statements for the years ended December 31, 2000, 1999 and 1998 to reflect adjustments related to a change in the accounting treatment for a series of merger transactions occurring in 2000 and 1999.

                                                            /s/ BDO Seidman, LLP

Boston, Massachusetts
February 27, 2001, except Note 6
which is as of April 9, 2001 and Note 4
which is as of December 13, 2001

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                                     Consolidated Balance Sheets

                                                                December 31,
                                                            --------------------
                                                              2000        1999
================================================================================

Assets (in thousands):

Real estate investments, at cost (Notes 4 and 5):
  Land                                                      $ 39,994    $ 37,678
  Buildings and improvements                                 152,999     139,720
  Fixtures and equipment                                         995         896
--------------------------------------------------------------------------------

                                                             193,988     178,294

  Less accumulated depreciation                               12,917       8,526
--------------------------------------------------------------------------------

    Real estate investments, net                             181,071     169,768

Cash and cash equivalents                                     13,718      18,519
Restricted cash                                                  499         489
Marketable securities                                          5,322          --
Due from related parties (Note 6)                             16,734          --
Tenant rent receivables                                        1,238         573
Prepaid expenses                                                 535         624
Office computers and furniture, net of accumulated
   depreciation of $142,000 and $72,000                          303         239
Deposits and other assets                                        503         274
--------------------------------------------------------------------------------

    Total assets                                            $219,923    $190,486
================================================================================

          See accompanying notes to consolidated financial statements.

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                                     Consolidated Balance Sheets

                                                                December 31,
                                                          ----------------------
                                                              2000         1999
================================================================================

Liabilities and Partners' Capital (in thousands except units):

Liabilities:
  Bank note payable (Note 7)                              $  16,500    $  23,522
  Accounts payable and accrued expenses                       2,281        4,810
  Tenant security deposits                                      499          489
--------------------------------------------------------------------------------

    Total liabilities                                        19,280       28,821
--------------------------------------------------------------------------------

Minority interests in consolidated entities                      63       78,090
--------------------------------------------------------------------------------

Commitments and contingencies (Notes 6, 7, 8 and 10)

Partners' capital (deficit) (Notes 4, 8 and 9):
  Limited partners, 23,486,096 and 11,051,408
    units issued and outstanding                            204,067      86,507
  General partner, 948,499 units issued and outstanding      (3,487)     (2,932)
-------------------------------------------------------------------------------

    Total partners' capital                                 200,580      83,575
-------------------------------------------------------------------------------

    Total liabilities and partners' capital               $ 219,923   $ 190,486
===============================================================================

          See accompanying notes to consolidated financial statements.

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                           Consolidated Statements of Operations
                                                                 (Notes 3 and 4)

                                                              For the Years Ended
                                                                  December 31,
                                                         ------------------------------
                                                          2000        1999       1998
=======================================================================================
(in thousands, except per partnership unit amounts)

Revenues (Note 6):
  Rental income (Note 10)                                $25,434   $ 16,315    $ 10,859
  Investment services income                               7,574        789          --
  Interest and other income                                1,785        944         696
---------------------------------------------------------------------------------------

     Total revenues                                       34,793     18,048      11,555
---------------------------------------------------------------------------------------

Expenses (Note 6):
  Selling, general and administrative (Notes 8 and 10)     8,795      5,223       2,575
  Other real estate operating expenses                     6,489      4,429       3,012
  Depreciation and amortization (Note 5)                   4,613      3,231       2,104
  Real estate taxes and insurance                          2,473      1,448       1,101
  Interest expense                                           860        299          26
---------------------------------------------------------------------------------------

     Total expenses                                       23,230     14,630       8,818
---------------------------------------------------------------------------------------

Income before minority interests                          11,563      3,418       2,737

Income applicable to minority interests                    2,649      2,279       4,412
---------------------------------------------------------------------------------------

Net income (loss)                                        $ 8,914   $  1,139    $ (1,675)
=======================================================================================
Allocation of net income (loss) to:
  Limited Partners                                       $ 8,568   $  1,049    $   (839)
  General Partner                                            346         90        (836)
---------------------------------------------------------------------------------------

                                                         $ 8,914   $  1,139    $ (1,675)

=======================================================================================

Basic and diluted net income (loss) per limited and
  general partnership unit                               $   .47   $    .09    $   (.88)
=======================================================================================

          See accompanying notes to consolidated financial statements.

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                     Consolidated Statements of Partners Capital

For the years ended December 31, 2000,
1999 and 1998

                                                                                                      Total Partners
                                               Limited Partners           General Partner                Capital
                                           ------------------------      -------------------      ------------------------
                                             Units        Amount         Units      Amount         Units          Amount
==========================================================================================================================
(in thousands, except units)

Balance, December 31, 1997                    952,301     $   8,014      948,499     $   160       1,900,800     $   8,174
  Net loss                                         --          (839)          --        (836)             --        (1,675)
  Distributions                                    --          (751)          --        (749)             --        (1,500)
--------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 1998                    952,301         6,425      948,499      (1,426)      1,900,800         4,999
  Units issued in January 1, 1999 merger
    transaction (Note 4)                   10,099,107        88,413           --          --      10,099,107        88,413
  Net income                                       --         1,049           --          90              --         1,139
  Distributions                                    --        (9,380)          --      (1,596)             --       (10,976)
--------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 1999                 11,051,408        86,507      948,499      (2,932)     11,999,907        83,575
  Units issued in January 1, 2000 merger
    transaction (Note 4)                    4,999,972        45,269           --          --       4,999,972        45,269
  Units issued in October 1, 2000 merger
    transaction (Note 4)                    7,204,716        77,080           --          --       7,204,716        77,080
  Units issued for compensation (Note 8)      230,000         2,300           --          --         230,000         2,300
  Net income                                       --         8,568           --         346              --         8,914
  Distributions                                    --       (15,628)          --        (930)             --       (16,558)
--------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2000                 23,486,096       204,067      948,499      (3,487)     24,434,595       200,580
==========================================================================================================================

          See accompanying notes to consolidated financial statements.

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                           Consolidated Statements of Cash Flows

                                                               For the Years Ended
                                                                    December 31,
                                                          ---------------------------------
                                                             2000        1999        1998
===========================================================================================
(in thousands)

Cash flows from operating activities:
  Net income (loss)                                       $  8,914    $  1,139    $ (1,675)
  Adjustments to reconcile net income (loss) to
     net cash provided by operating activities:
        Depreciation and amortization                        4,613       3,231       2,104
        Partnership units issued for compensation            2,300          --          --
        Gain on sale of land                                  (149)         --          --
        Minority interests                                   2,649       2,279       4,412
        Changes in operating assets and liabilities:
           Restricted cash                                     (10)       (406)        104
           Prepaid expenses and other                         (364)       (566)       (590)
           Tenant rent receivables                            (665)       (389)       (101)
           Due from related parties                           (234)         --          --
           Deposits and other assets                          (381)        306         110
           Accounts payable and accrued expenses            (2,529)      3,635        (401)
           Tenant security deposits                             10         406        (104)
------------------------------------------------------------------------------------------

              Net cash provided by operating activities     14,154       9,635       3,859
------------------------------------------------------------------------------------------

Cash flow from investing activities:
  Loan to related party                                    (16,500)         --          --
  Purchase of property and equipment                        (9,952)    (77,255)    (28,980)
  Proceeds received on sale of land                          1,076          --          --
  Change in marketable securities                           (5,322)         --          --
------------------------------------------------------------------------------------------

              Net cash used for investing activities       (30,698)    (77,255)    (28,980)
------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Cash distributions to partners                           (16,558)    (10,976)     (1,500)
  Cash distributions to minority interest holders           (4,506)     (2,375)     (5,856)
  Borrowings under line of credit                           16,500      23,522          --
  Repayments of line of credit                             (23,522)         --          --
  Capital contributions from minority interest holders      39,829      63,316      34,752
------------------------------------------------------------------------------------------

              Net cash provided by financing activities     11,743      73,487      27,396
------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents        (4,801)      5,867       2,275

Cash and cash equivalents, beginning of period              18,519      12,652      10,377
------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                  $ 13,718    $ 18,519    $ 12,652
===========================================================================================

Supplemental disclosure of cash flow information:
  Cash paid for:
      Interest                                            $    860    $    299    $     26
      Income taxes                                        $     --    $     --    $     --

  Non-cash investing and financing activities:
      In connection with the merger transactions described in Note 4, the Partnership issued limited partnership units in exchange for the limited partner minority interests in Sponsored Partnerships resulting in a non-cash fair value step-up in the Partnership's real estate properties totaling approximately $6,581,000 and $14,390,000 during the years ended
      December 31, 2000 and 1999, respectively.

          See accompanying notes to consolidated financial statements.

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                      Notes to Consolidated Financial Statements


1.  Organization        Franklin Street Partners Limited Partnership (the
                        "Partnership") was formed as a Massachusetts limited partnership on February 4, 1997. The Partnership owns a
                        99% interest in FSP Investments LLC ("FSP Investments"), a 99% interest in FSP Property Management LLC ("FSP
                        Property Management") and 100% of FSP Holdings LLC ("FSP
                        Holdings"). The Partnership also has a nominal interest in five corporations organized to operate as Real Estate
                        Investment Trusts ("REITs"), which are accounted for on the equity method (see Notes 2 and 6).

                        The Partnership operates in two business segments: rental operations and investment services. FSP Investments provides real estate investment and broker/dealer services. FSP Investment's services include: (i) the organization of REIT entities in 2000 and 2001 (the "Sponsored REITs") and limited partnerships prior to 2000, (the "Sponsored Partnerships"), which are syndicated through private placements; (ii) the acquisition of real estate on behalf of the sponsored entities; and (iii) the sale of preferred stock in REITs or limited partnership interests in the Sponsored Partnerships. FSP Property Management provides property management services for the sponsored entities.

                        During 1999 and 2000, a total of seventeen Sponsored Partnerships were merged in to the Partnership (see Note
                        4). Prior to the merger transactions, FSP Holdings owned a 5% general partner interest in each of the merged Sponsored Partnerships. Following the consummation of the merger transactions, the Partnership held 100% of the partnership interests in each of the seventeen Sponsored Partnerships.

2.  Significant of
    Accounting
    Policies

    Basis of
    Presentation        The accompanying consolidated financial statements
                        include the accounts of the Partnership, seventeen
                        Sponsored Partnerships and majority-owned subsidiaries.
                        All significant intercompany accounts and transactions have been eliminated in consolidation.

    Restatement         As discussed in Note 4, the Partnership has restated its
                        previously reported consolidated financial statements for the years ended December 31, 2000, 1999 and 1998 to reflect certain adjustments related to the Partnership's change in the accounting treatment for a series of merger transactions.

    Business Segments The Partnership follows Statement of Financial Accounting Standards ("SFAS") No. 131 "Disclosures about Segments of an Enterprise and Related Information," which established standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders (see Note 3).

    Minority Interests  Minority interests represents the 95% limited partner interests in Sponsored Partnerships prior to the date of merger (see Note 4) and the 1% interest in FSP Investments and FSP Property Management, which is held by an officer and member of the general partner of the Partnership. Minority interests included in the Partnership's results of operations represents the minority interest holders' share of the income or loss of the consolidated entities. The minority interests in the Partnership's consolidated balance sheets reflects the original investment made by the minority interest holders in the consolidated entities along with their proportional share of the earnings or losses less cash distributions. Cash distributions paid to minority interest holders were approximately $4,506,000, $2,375,000 and $5,856,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                      Notes to Consolidated Financial Statements

2.  Significant of
    Accounting
    Policies
    (Continued)

    Estimates           The preparation of financial statements in conformity
    and Assumptions     with generally accepted accounting principles requires
                        management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Reclassifications   Certain balances in the 1999 and 1998 financial
                        statements have been reclassified to conform to the 2000 presentation.

    Investments in      Common stock investments in REITs are accounted for
    REITs               using the equity method. Under the equity method of
                        accounting, the Partnership's cost is subsequently adjusted by their share of the Sponsored REITs' earnings, after deducting the REITs' preferred stock dividends paid or accrued. Equity in the losses of Sponsored REITs' are not recognized to the extent that the investment balance would become negative. Dividends are recognized as income after the investment balance is reduced to zero.

                        There were no dividends received from the REITs for the year ended December 31, 2000.

    Real Estate         Real estate investments are carried at cost, net of and
    Investments         accumulated depreciation. Betterments, major
    Depreciation        renovations, and certain costs directly related to the
                        acquisition and improvement of real estate are capitalized. Expenditures for maintenance and repairs, including routine painting and carpeting, are charged to operations as incurred. Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

                        Category                                           Years
                        --------------------------------------------------------

                        Buildings:
                          Residential                                         27
                          Commercial                                          39
                        Building and improvements                       15 to 39
                        Fixtures and equipment                            5 to 7

                        The Partnership evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows are less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the assets current carrying value and its value based on discounting its estimated future cash flows. At December 31, 2000, 1999 and 1998, no such indicators of impairment were identified.

    Cash and            The Partnership considers all highly liquid debt
    Cash Equivalents    instruments purchased with a maturity of three months or
                        less to be cash equivalents. Cash and cash equivalents consists of the following (in thousands):

                                                                         December 31,
                                                                     -----------------
                                                                       2000      1999
                        ==============================================================

                        Capital reserve funds held in money market
                          and cash equivalent accounts               $ 3,464   $ 8,024
                        Money market accounts                          3,826        --
                        Operating accounts                             6,428    10,495
                        ==============================================================

                                                                     $13,718   $18,519
                        ==============================================================

                        Capital reserve funds are internally segregated by the Partnership and have no external restrictions.

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                      Notes to Consolidated Financial Statements

2.  Significant of
    Accounting
    Policies
    (Continued)

    Restricted Cash     Restricted cash consists of tenant security deposits.
                        Tenant security deposits are refunded when tenants vacate provided that the tenant has not damaged the property.

    Marketable          The Partnership accounts for investments in debt and
    Securities          equity securities under the provisions of SFAS No. 115,
                        "Accounting for Certain Investments in Debt and Equity
                        Securities". The Partnership classifies its debt and equity securities as available-for-sale securities.

                        Investments in marketable securities mature as follows (in thousands):

                                                                      After
                                                                     1 Year
                                                            Within   Through
                        December 31, 2000                   1 Year   3 Years   Total
                        ============================================================

                        Government-backed debt securities   $3,957    $ --    $3,957
                        Corporate bonds                        968     397     1,365
                        ------------------------------------------------------------

                                                            $4,925    $397    $5,322
                        ============================================================

                        The above securities are stated at cost, which approximates their fair value at December 31, 2000.

    Financial           The Partnership estimates that the carrying value of
    Instruments         cash and cash equivalents, restricted cash, marketable
                        securities, amounts due from related parties and the bank note payable approximate their fair values based on their short-term maturity and prevailing interest rates.

    Revenue             Commercial Properties -- The Partnership has retained
    Recognition         substantially all of the risks and benefits of ownership
                        of the Partnership's commercial properties and accounts for its leases as operating leases. Rental income from leases, which include scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Partnership does not have any percentage rent arrangements with its commercial property tenants. Reimbursable common area maintenance charges are included in rental income in the period earned.

                        Residential Apartments -- Rental income from tenants of residential apartment properties is recognized in the period earned.

                        Investment Services Income -- The Partnership recognizes property acquisition and syndication fees in the period services are rendered, provided that the fee is fixed and collection is probable. Interim financing fees are recognized in the period earned. Commission income from the sale of partnership units in Sponsored Partnerships or preferred stock in Sponsored REITs is recognized as earned, which generally occurs upon closing.

    Income Taxes        No provision has been made for Federal or state income
                        taxes in the consolidated financial statements of the Partnership. Partners are required to report on their individual tax returns their allocable share of income, gains, losses, deductions and credits of the Partnership. The Partnership files its tax returns on the accrual basis.

    Net Income (Loss)   The Partnership follows SFAS No. 128 "Earnings per
    Per Partnership     Share", which specifies the computation, presentation
    Unit                and disclosure requirements for the Partnership's net
                        income (loss) per partnership unit. Basic net income
                        (loss) per unit is computed by dividing net income
                        (loss) by the weighted average number of partnership units outstanding during period. Diluted net income
                        (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue units were exercised or converted into units. There were no potential dilutive units outstanding at December 31, 2000, 1999 and 1998.

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                      Notes to Consolidated Financial Statements

2.  Significant of
    Accounting
    Policies
    (Continued)

    Net Income (Loss)   The denominator used for calculating basic and diluted
    Per Partnership     net income (loss) per unit is as follows:
    Unit
    (Continued)

                                                                       Years Ended
                                                                       December 31,
                                                           -----------------------------------
                                                                 2000         1999        1998
                        ======================================================================

                        Weighted average number of units
                          outstanding:

                            Limited partners               18,025,059   11,051,408     952,301
                            General partner                   948,499      948,499     948,499
                        ----------------------------------------------------------------------
                                                           18,973,558   11,999,907   1,900,800
                        ======================================================================

                        The new partnership units exchanged for the existing general partner and limited partners interests, in connection with the January 1, 1999 merger transactions described in Note 4, are treated as outstanding for the year ended December 31, 1998.

    Recent Accounting   In June 1998, the Financial Accounting Standards Board
    Standards           ("FASB") issued SFAS No. 133, "Accounting for Derivative
                        Instruments and Hedging Activities." SFAS No. 133 requires companies to recognize all derivative contracts at their fair values, as either assets or liabilities on the balance sheet. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (1) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk, or (2) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. SFAS No. 133, as amended by SFAS No. 137 and 138, is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Historically, the Partnership has not entered into derivative contracts either to hedge existing risks or for speculative purposes. Accordingly, adoption of the new standard did not affect the Partnership's financial statements.

                        In March 2000, the FASB issued interpretation No. 44 ("FIN 44"), "Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB Opinion No. 25." FIN 44 clarifies the application of APB No. 25 for (a) the definition of an employee for purposes of applying APB No. 25, (b) the criteria for determining whether a plan qualifies as a noncompensatory plan, (c) the accounting consequences of various modifications to the previously fixed stock options or awards, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 was effective July 1, 2000 but certain conclusions covered specific events that occurred after either December 15, 1998 or January 12, 2000. Adoption of FIN 44 did not have an effect on the Partnership's financial statements. In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101 which summarizes certain of the SEC staff's views in applying generally accepted accounting principles to revenue recognition in financial statements. The Staff Accounting bulletin became effective in the fourth quarter of 2000. The adoption of this guidance did not have an impact on the Partnership's results of operations or financial position, however, the guidance may impact the way in which the Partnership will account for future transactions.

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                      Notes to Consolidated Financial Statements


3.  Business Segments   The Partnership operates in two business segments:
                        rental operations and investment services (including real estate acquisition, financing and broker/dealer services). Segment operating results are measured and assessed based on a performance measure known as Funds
                        From Operations ("FFO"). FFO is defined as net income
                        (computed in accordance with generally accepted accounting principles) plus depreciation and amortization and other non-cash expenses. FFO is not a measure of operating results or cash flows from operating activities as measured by generally accepted accounting principles, and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to cash flows as a measure of liquidity.

                        FFO by business segment are as follows (in thousands):

                                                                                               Per
                                                                                           Consolidated
                                    Rental      Investment                  Intercompany   Statements of
                                  Operations     Services      Total        Eliminations    Operations
========================================================================================================

Year ended December 31, 2000:
  Total revenues                  $ 26,817      $ 14,152      $ 40,969        $(6,176)       $ 34,793
  Total expenses                   (14,332)       (9,854)      (24,186)         1,099         (23,087)
  Depreciation and amortization      4,694            68         4,762           (149)          4,613
  Non-cash expenses                     --         2,300         2,300             --           2,300
--------------------------------------------------------------------------------------------------------

FFO                               $ 17,179      $  6,666      $ 23,845        $(5,226)       $ 18,619
========================================================================================================

Year ended December 31, 1999:
  Total revenues                  $ 17,204      $  9,143      $ 26,347        $(8,299)       $ 18,048
  Total expenses                    (9,945)       (5,315)      (15,260)           667         (14,593)
  Depreciation and amortization      3,299            41         3,340           (109)          3,231
--------------------------------------------------------------------------------------------------------

FFO                               $ 10,558      $  3,869      $ 14,427        $(7,741)       $  6,686
========================================================================================================

Year ended December 31, 1998:
  Total revenues                  $ 11,560      $  6,208      $ 17,768        $(6,213)       $ 11,555
  Total expenses                    (6,979)       (2,802)       (9,781)           203          (9,578)
  Depreciation and amortization      2,136            33         2,169            (65)          2,104
--------------------------------------------------------------------------------------------------------

FFO                               $  6,717      $  3,439      $ 10,156        $(6,075)       $  4,081
========================================================================================================

                        Non-cash expenses of $2,300,000 for the year ended December 31, 2000 is comprised of equity-based compensation charges (see Note 8).

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                      Notes to Consolidated Financial Statements


3.  Business Segments
    (Continued)

                        The Partnership's cash distributions from operations for the year ended December 31, 2000 (excluding $3,953,000 of cash distributions related to the October 1, 2000 Merged Partnerships for the period prior to the date of merger) are summarized as follows:

                                                            Distribution        Total
                                                           Per Partnership      Cash
                        Quarter paid                           Unit         Distributions
                        =================================================================
                                                                            (in thousands)
                        Second quarter of 2000                $ .24               $ 4,080
                        Third quarter of 2000                   .25                 4,308
                        Fourth quarter of 2000                  .26                 4,480
                        First quarter of 2001                   .27                 6,597
                        -----------------------------------------------------------------
                                                                                  $19,465
                        =================================================================

                        Cash distributions per partnership unit is based on the total outstanding units at the end of each calendar quarter. Cash available for distribution, as determined at the sole discretion of the general partner, is required to be distributed to unit holders within 90 days following the end of each calendar quarter. The cash distribution of approximately $6,597,000 for the fourth quarter of 2000 was declared and paid in 2001. The cash distribution of approximately $4,200,000 for the fourth quarter of 1999 was declared and paid in the first quarter of 2000.

                        The following table is a summary of other financial information by business segment (in thousands):

                                                  Rental   Investment
                                                Operations Services    Total
                        ========================================================

                        December 31, 2000:
                          Capital expenditures   $  9,825   $   127   $  9,952
                          Identifiable assets    $194,328   $25,595   $219,923

                        December 31, 1999:
                          Capital expenditures   $ 77,060   $   195   $ 77,255
                          Identifiable assets    $159,324   $31,162   $190,486

                        December 31, 1998
                          Capital expenditures   $ 28,973   $     7   $ 28,980

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                      Notes to Consolidated Financial Statements

4.  Merger              In December 2001, the Partnership restated its
    Transactions        previously reported consolidated financial statements
                        for the year ended December 31, 2000, 1999 and 1998 to reflect certain adjustments related to the Partnerships accounting treatment for the merger transactions described below. The merger transactions involved the exchange of the Partnership's limited partner units for the minority interest holder limited partnership units in seventeen Sponsored Partnerships. The merger transactions were initially recorded at their historic book values similar to a pooling of interests and transaction costs were charged to expense in accordance with the guidance found in Emerging Issues Task Force
                        ("EITF") 87-21 "Change of Accounting Basis in Master
                        Limited Partnership Transactions." In connection with the review of the Partnership's public filings by the Staff of the Securities and Exchange Commission ("SEC") in December of 2001, the Staff of the SEC and the Partnership determined that acquisition of minority interest accounting using the purchase method in accordance with FASB Technical Bulletin 85-5 "Issues
                        Relating to Accounting for Business Combinations" was the preferable treatment. Accordingly, the Partnership has recorded the minority interest acquisitions based on the fair value of assets and liabilities acquired.
                        Additionally, transaction costs incurred in connection with the 2000 and 1999 mergers totaling approximately
                        $453,000 and $736,000, respectively have been reflected as a cost of the minority interest acquisitions. The fair market value of the merged entities' real estate was determined based on independent appraisals.

                        The non-cash adjustments had the impact of decreasing reported net income for additional depreciation expense and reallocating net income to minority interest holders. Additionally, the purchase accounting fair value adjustments increased real estate assets and partners' capital. The impact to the Partnership's consolidated financial statements is summarized in the table below (in thousands, except per unit amounts):

                                                               As Previously
                                                                 Reported     Adjustment    Restated
                                                               --------------------------------------
                        Year ended December 31, 2000:
                           Real estate investments, net          $160,631     $ 20,440      $ 181,071
                           Total partners' capital                180,140       20,440        200,580
                           Net income                              11,706       (2,792)         8,914
                           Basic and diluted net income per
                             partnership unit                         .50         (.10)           .40

                        Year ended December 31, 1999:
                           Real estate investments, net          $155,712     $ 14,056      $ 169,768
                           Minority interests                          52       78,038         78,090
                           Total partners' capital                147,326      (63,751)        83,575
                           Net income                               3,455       (2,316)         1,139
                           Basic and diluted net income per
                             partnership unit                         .21         (.12)           .09

                        Year ended December 31, 1998:
                           Net income (loss)                     $  1,977     $ (3,652)     $  (1,675)
                           Basic and diluted net income (loss)
                             per partnership unit                     .17        (1.05)          (.88)

                   Franklin Street Partners Limited Partnership and Subsidiaries
                                      Notes to Consolidated Financial Statements

4.  Merger Transactions
    (Continued)

                        Effective October 1, 2000, the Partnership and six Sponsored Partnerships consummated a series of mergers pursuant to an Agreement and Plan of Merger (the "October 2000 Merger"). Under the terms of the October 2000 Merger, all limited partnership interests in the six Sponsored Partnerships outstanding on October 1, 2000 were exchanged for 7,204,716 new limited partnership units in the Partnership. The operations of the six merged Sponsored Partnerships consist of six commercial rental properties (see Note 5).

                        Effective January 1, 2000, the Partnership and three Sponsored Partnerships consummated a series of mergers pursuant to an Agreement and Plan of Merger (the "January 2000 Merger"). Under the terms of the January 2000 Merger, all limited partnership interests in the three Sponsored Partnerships outstanding on January 1, 2000 were exchanged for 4,999,972 new limited partnership units in the Partnership. The operations of the three merged Sponsored Partnerships consist of a residential apartment property and two commercial real estate properties (see Note 5).

                        Effective January 1, 1999, the Partnership and eight Sponsored Partnerships consummated a series of mergers pursuant to an Agreement and Plan of Merger (the "1999 Merger"). Under the terms of the 1999 Merger, all limited partnership interests in the eight Sponsored Partnerships outstanding on January 1, 1999 were exchanged for 10,099,107 new limited partnership units in the Partnership. Additionally, the partnership interests held by the Partnership's existing general partner and limited partners were exchanged for 948,499 new general partnership units and 952,301 new limited partnership units, respectively. The operations of the merged Sponsored Partnerships consist of five commercial rental properties and three residential real estate properties (see Note 5).

                        Following the consummation of the mergers described above, the Partnership owned 100% of the interests in each merged Sponsored Partnership. The merger transactions were solely an exchange of partnership units and no cash was involved. The Partnership's consolidated financial statements include the full results of operations of the merged Sponsored Partnerships from the date of merger.

                        The following unaudited pro forma consolidated results of operations are presented as if the merger transactions had occurred at the beginning of the periods presented (in thousands, except per unit amounts):

                        Years ended December 31,                                  2000      1999      1998
                        ==================================================================================
                        (in thousands)

                        Revenues                                               $34,793   $18,048   $11,555
                        Net income                                             $10,987   $ 3,121   $ 1,643
                        Basic and diluted net income per limited and general
                          partnership unit                                     $  0.47   $  0.19   $  0.14

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                      Notes to Consolidated Financial Statements

5.  Real Estate         In connection with the various merger transactions
    Investments         described at Note 4, the Partnership acquired 100%
                        ownership in seventeen real estate properties during 2000 and 1999. The following is a summary of the more significant elements of the Partnership's real estate investments at December 31, 2000 (dollar amounts in thousands):

                                                                                                            Partnership's
                                                                                                           Acquisition Cost
                                                                                                       -----------------------
                                                                                             Date
                                                                Approximate               Acquired by              Buildings,
                                             Date of              Square        Date      Sponsored               Improvements
Description                                  Merger      Units    Footage    Constructed  Partnership    Land     and Fixtures
==============================================================================================================================

Residential Apartments:
  Essex House, Houston, TX                 January 1999   135     118,800        1993         1993     $ 2,920       $  9,367
  Reata, Houston, TX                       January 1999   159     129,000        1994         1994       3,399          9,657
  Weslayan Oaks, Houston, TX               January 1999    84      70,500        1995         1997       1,658          3,990
  Silverside Plantation, Baton Rouge, LA   January 2000   264     223,800        1998         1998       2,136         17,151

Commercial Properties:
  North Andover
     Office Park, No. Andover, MA          January 1999    --      92,000   1972-1978         1996       1,311          8,136
  Park Seneca, Charlotte, NC               January 1999    --     110,600        1969         1997       1,915          7,817
  Piedmont Center, Greenville, SC          January 1999    --     143,800        1973         1998       1,449          9,839
  4995 P. Henry Drive, Santa Clara, CA     January 1999    --      40,300        1978         1997       3,274          4,130
  One Technology Drive, Peabody, MA        January 1999    --     188,000        1982         1995       1,658         10,246
  Hillview Center, Milpitas, CA            January 2000    --      36,300        1984         1999       2,203          2,813
  Telecom Business Center, San Diego, CA   January 2000    --     101,700        1997         1999       5,035         11,363
  Southfield Center, Southfield, MI        October 2000    --     212,500        1977         1999       4,344         11,455
  Blue Ravine, Folsom, CA                  October 2000    --      47,000        1984         1999         846          5,450
  Bollman Place, Savage, MD                October 2000    --      99,000        1984         1999       1,585          4,121
  Austin N.W., Austin, TX                  October 2000    --      68,600        1998         1999         708         10,494
  10 Lyberty Way, Westford, MA             October 2000    --     104,700        1984         2000       1,315          8,862
  Gateway Crossing 95, Columbia, MD        October 2000    --     188,800   1988-1994         1999       4,453         15,931
------------------------------------------------------------------------------------------------------------------------------
                                                                                                       $40,209       $150,822
=============================================================================================================================

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                      Notes to Consolidated Financial Statements

5.  Real Estate
    Investments

                                                             December 31, 2000
                                              Cost           -----------------                         Total
                                          Capitalized                                                Accumulated
                                           (Disposals)                    Buildings,               Depreciation at
                                          Subsequent to                  Improvements                December 31,
Description                                Acquisition       Land        And Fixtures    Total          2000
==================================================================================================================

Residential Apartments:
  Essex House, Houston, TX                 $    648        $  2,920       $ 10,015     $ 12,935         $ 2,598
  Reata, Houston, TX                            567           3,399         10,224       13,623           2,082
  Weslayan Oaks, Houston, TX                     70           1,658          4,060        5,718             566
  Silverside Plantation, Baton Rouge, LA       (205)          2,021         17,061       19,082           1,311

Commercial Properties:
  North Andover
     Office Park, No. Andover, MA               895           1,311          9,031       10,342           1,458
  Park Seneca, Charlotte, NC                    (42)          1,815          7,875        9,690             584
  Piedmont Center, Greenville, SC               596           1,449         10,435       11,884             796
  4995 P. Henry Drive, Santa Clara, CA           58           3,274          4,188        7,462             294
  One Technology Drive, Peabody, MA            (450)          1,658          9,796       11,454           1,173
  Hillview Center, Milpitas, CA                   7           2,203          2,820        5,023             126
  Telecom Business Center, San Diego, CA         78           5,035         11,441       16,476             515
  Southfield Center, Southfield, MI             138           4,344         11,593       15,937             348
  Blue Ravine, Folsom, CA                        22             846          5,472        6,318             154
  Bollman Place, Savage, MD                      45           1,585          4,166        5,751              98
  Austin N.W., Austin, TX                       161             708         10,655       11,363             264
  10 Lyberty Way, Westford, MA                   78           1,315          8,940       10,255             135
  Gateway Crossing 95, Columbia, MD             291           4,453         16,222       20,675             415

------------------------------------------------------------------------------------------------------------------
                                           $  2,957        $ 39,994       $153,994     $193,988         $12,917
==================================================================================================================

                        There were no encumbrances on the above properties. Depreciation lives at December 31, 2000 are summarized at Note 2.

                        The following table summarizes the changes in the Partnership's real estate investments and accumulated depreciation (in thousands):

                                                                     December 31,
                                                            --------------------------------
                                                               2000        1999       1998
                        ====================================================================

                        Real estate investments, at cost:
                           Balance, beginning of period     $ 178,294    $ 86,835   $58,080
                              Acquisitions                     15,982      91,271    28,634
                              Improvements                        639         188       121
                              Dispositions                       (927)         --        --
                        -------------------------------------------------------------------

                           Balance, end of period           $ 193,988    $178,294   $86,835
                        ====================================================================

                        Accumulated depreciation:
                           Balance, beginning of period     $   8,526    $  5,447   $ 3,617
                              Depreciation                      4,391       3,079     1,830
                              Dispositions                         --          --        --
                        -------------------------------------------------------------------

                           Balance, end of period           $  12,917    $  8,526   $ 5,447
                        ====================================================================

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                      Notes to Consolidated Financial Statements


6.  Related Party       Investment in During 2000, the Partnership acquired 100%
    Transactions        of the common stock in four Sponsored REITs for nominal
    REITs               consideration. Additionally, the Sponsored Partnership's
                        5% general partner interest in one Sponsored Partnership was exchanged for the common stock in a newly formed
                        REIT, in connection with this Sponsored Partnership's reorganization from a limited partnership to a REIT on January 1, 2001.

                        The Sponsored REITs were formed as corporations under the laws of Delaware and operate in a manner intended to qualify as REITs for Federal income tax purposes. To qualify as a REIT, each entity must comply with certain operating activity requirements and must generally distribute 95% (90% commencing January 1, 2001) of its taxable income to its shareholders. The REITs have issued both common stock and preferred stock. The common stock is owned solely by the Partnership and the preferred stock is owned by outside individual investors. Each REIT was organized to acquire a single real estate property using the proceeds raised through private offerings of its preferred stock. The REIT's do not contemplate having any long-term financing. The preferred shareholders' in each of the REITs are entitled to 100% of the REITs dividends. As a common shareholder, the Partnership has no rights to the REIT's regular cash dividends. However, upon liquidation of the REITs the Partnership will be entitled to its percentage interest in any proceeds after the preferred shareholders have recovered their investment. The Partnership's percentage interest in each REIT is less than 1%. The Partnership's cost of its investment in the REITs approximates its share of the underlying equity in the net assets of the REITs. The Partnership's share of the REITs' earnings, after deducting preferred stock dividends paid or accrued, was not material for the year ended December 31, 2000.

                        The affirmative vote of the holders of a majority of the REIT's preferred stockholders is required for any actions involving merger, sale of property, amendment to charter or issuance of additional capital stock. In addition, all of the REIT's amended their certificates of incorporation in April 2001 to allow the holders of more than fifty percent of the outstanding preferred shares to remove, without cause, and replace one or more members of the REIT's Board of Directors

    Sponsored Entity    FSP Investments has provided syndication and real estate
    Fees                acquisition advisory services for the Sponsored REITs in
                        2001 and 2000 and Sponsored Partnerships prior to 2000.
                        Transactions with merged Sponsored Partnerships have been eliminated in the accompanying consolidated financial statements. Fees from non-consolidated related entities for property acquisition services amounted to approximately $1,581,000 and $346,000 for the years ended December 31, 2000 and 1999, respectively. Sales commissions earned for the sale of Sponsored REIT preferred shares in 2000 and partnership units in one
                        Sponsored Partnership in 1999 amounted to approximately
                        $4,036,000 and $443,000 for the years ended December 31, 2000 and 1999, respectively. The Partnership has also provided interim financing for the purchase of certain
                        REIT properties prior to completion of the REIT's private equity offerings. Financing commitment fees earned by the Partnership from the REITs totaled approximately $1,957,000 for the year ended December 31, 2000. Interest income charged to the REITs amounted to approximately $457,000 for the year ended December 31, 2000.

    Management Fees     Management fees charged to the merged Sponsored
                        Partnerships have been eliminated in the accompanying consolidated statements of operations. Total property management fee income from non-consolidated entities amounted to approximately $112,000 and $16,000 for the years ended December 31, 2000 and 1999, respectively.
                        There were no related entity management fees for the year ended December 31, 1998. Property management fees range from 1% to 5% of collected rents.

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                      Notes to Consolidated Financial Statements

6.  Related Party
    Transactions
    (Continued)

    Due From Related    Amounts due from related parties consist of the
    Parties             following (in thousands):

                        December 31,                              2000      1999
                        ========================================================

                        Interim financing note
                          receivable due from
                          Sponsored REIT, bearing
                          interest at the bank's
                          base rate (9.5% at
                          December 31, 2000),
                          collateralized by the
                          REIT's real estate and the
                          assignment of its rents;
                          paid in full upon closing
                          of REIT's private equity
                          offering in February 2001            $16,500       $--

                        Interest receivable from
                          Sponsored REITs, paid upon
                          closing of private equity
                          offering in February
                          2001                                     144        --

                        Non-interest bearing cash advances
                          due on demand from
                          Sponsored REITs                          90        --
                        --------------------------------------------------------

                                                              $16,734       $--
                        ========================================================


7.  Bank Note Payable   The Partnership has a revolving line of credit agreement
                        (the "Loan Agreement") with a bank providing for borrowings up to $35 million (increased to $53 million in February 2001). Borrowings under the Loan Agreement bear interest at either the bank's base rate or a variable LIBOR rate, as defined. Borrowings outstanding under the Loan Agreement consist of the following (in thousands):

                        December 31,                                             2000       1999
                        ==========================================================================

                        Note payable, bearing interest at the bank's base rate
                              (9.5% at December 31, 2000)                        $16,500   $ 3,672

                        Note payable, bearing interest at LIBOR plus 1.25%
                              per annum (7.75% at December 31, 1999)                  --    19,850
                        --------------------------------------------------------------------------

                                                                                 $16,500   $23,522
                        ==========================================================================

                        The Loan Agreement includes restrictions on property liens and requires compliance with various financial covenants. Financial covenants include the maintenance of at least $1,500,000 in operating cash accounts, a minimum tangible net worth of $140,000,000 and compliance with various debt and operating income ratios, as defined in the Loan Agreement. The Partnership was in compliance with the Loan Agreement's financial covenants as of December 31, 2000. Outstanding borrowings of $16,500,000 at December 31, 2000 were repaid in February 2001. The Loan Agreement matures on February 23, 2003.

                        The Loan Agreement also provides for personal borrowings of up to $3,000,000 by the members of the Partnership's general partner for the purpose of acquiring partnership units or paying income taxes thereon. Borrowings of $800,000 were outstanding with members of the general partner at December 31, 2000, which are guaranteed by the Partnership.

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                      Notes to Consolidated Financial Statements
                          (Information for March 31, 2001 and 2000 is unaudited)

8.  Partners' Capital

    General The Partnership's general partner has the exclusive right to manage the business of the Partnership and make certain amendments to the Partnership Agreement, without the consent or approval of the limited partners. The Partnership's limited partners do not take part in management and do not have any voting rights regarding the Partnership's operations. A majority in interest of the limited partners, with the consent of the general partners, may amend the Partnership Agreement, subject to certain limitations as defined in the Partnership Agreement. Except as provided for under certain Federal tax provisions described in the Partnership Agreement, net income or net losses from operations shall be allocated to all partners based on their percentage interest in the Partnership. Net profits or losses arising from a sale or other disposition of all or any portion of the Partnership's property or upon liquidation of the Partnership shall be allocated as follows:

                        Net Profit -- The Partnership's net profits are allocated first to the extent of any partner's negative capital account balance, and thereafter in proportion with their percentage interest in the Partnership.

                        Net Losses -- First to the extent of any partner's positive capital account balance, and thereafter in proportion with their percentage interest in the Partnership.

                        The Partnership's cash distributions are allocated to the limited partners and the general partner based on each partner's percentage interest in the Partnership.

    Equity-Based        In April 2000 and January 2001, the Partnership issued
    Compensation        230,000 and 2,522 partnership units, respectively, with
                        a fair value of approximately $2,300,000 and $29,000, respectively, to certain officers and employees of the Partnership in lieu of cash compensation. These partnership units were fully vested on the date of issuance. The equity-based compensation charges of $2,300,000 and $29,000 are included in selling, general and administrative expenses in the accompanying statements of operations for the year ended December 31, 2000 and three months ended March 31, 2001, respectively. Cash distributions paid to the holders of the 230,000 units amounted to approximately $117,000 for the year ended December 31, 2000.

    General Partner     On December 30, 1999, FSP General Partner LLC (the
                        "General Partner") was organized solely to hold the Partnership's general partner units, which were previously held by eight individuals. The General
                        Partner's financial activities consist of receiving cash distributions from the Partnership and paying such amounts to its members. The members of the General
                        Partner function as Officers and/or Directors of the Partnership. The Partnership pays no fees or other compensation to the General Partner. The General Partner has no commitment or intent to furnish direct or indirect financial assistance to the Partnership. Total cash distributions paid to the General Partner were approximately $930,000, $1,596,000 and $749,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

9.  Federal Income      The difference between Partners' capital for financial
    Tax Reporting       reporting purposes and for income tax purposes is
                        approximately as follows (in thousands):

                        Partnership capital - financial reporting purposes,
                           December 31, 2000                                  $ 200,580

                        Partnership's cumulative tax
                           reporting differences,
                           primarily relating to
                           non-deductible expenses,
                           depreciation and other
                           temporary differences and
                           the effects of mergers                               (19,090)
                        ---------------------------------------------------------------

                        Partners' capital -- income tax purposes,
                           December 31, 2000 per Form 10                      $ 181,490
                        ===============================================================

                        The merger transactions described in Note 4 were treated as tax-free reorganizations for income tax reporting purposes.

                                                        Franklin Street Partners
                                            Limited Partnership and Subsidiaries

                                      Notes to Consolidated Financial Statements
                          (Information for March 31, 2001 and 2000 is unaudited)

10. Commitments

    Rentals Under       The Partnership's commercial rental operations include
    Operating Leases    the leasing of office buildings and industrial
                        properties subject to leases with terms greater than one year. The leases thereon expire at various dates through 2012. The following is a schedule of approximate future minimum rental income on non-cancelable operating leases as of December 31, 2000 (in thousands):

                        Year ended December 31,
                        ========================================================

                        2001                                             $26,719
                        2002                                              14,759
                        2003                                              12,179
                        2004                                               8,444
                        2005                                               3,936
                        Thereafter                                        12,358
                        --------------------------------------------------------

                                                                         $78,395
                        ========================================================

    Office Lease        The Partnership leases its corporate office space under
                        a six year operating lease that commenced in June 1999.
                        The lease includes a base annual rent and additional rent for the Partnership's share of taxes and operating costs.

                        Future minimum lease payments are approximately as follows (in thousands):

                        Year ended December 31,
                        ========================================================

                        2001                                                $190
                        2002                                                 199
                        2003                                                 203
                        2004                                                 209
                        2005                                                  97
                        --------------------------------------------------------

                                                                            $898
                        ========================================================

                        Rent expense was approximately $184,000, $126,000 and $52,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

    Retirement Plan     During 1999, the Partnership formed a retirement savings
                        plan for eligible employees. Under the plan, the Partnership matches participant contributions up to $6,000 annually per participant. The Partnership's total contribution under the plan amounted to approximately
                        $53,000 and $46,000 for the years ended December 31, 2000 and 1999, respectively.

                            FSP Forest Park IV Corp.
                                Quarterly Report
                               September 30, 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Balance Sheets as of September 30, 2002 and December 31, 2001 ............ F-96

Statements of Income for the nine months ended
September 30, 2002 and 2001 .............................................. F-97

Statements of Cash Flows for the nine months ended
September 30, 2002 and 2001 .............................................. F-98

Notes to the Financial Statements ........................................ F-99

                            FSP Forest Park IV Corp.
                                 Balance Sheets
                                   (unaudited)

                                                                        September 30,    December 31,
(in thousands, except shares and par value amounts)                         2002             2001
=====================================================================================================
Assets:

Real estate investments, at cost:
   Land                                                                    $ 1,210          $ 1,210
   Buildings and improvements                                                5,170            5,171

-----------------------------------------------------------------------------------------------------
                                                                             6,380            6,381

   Less accumulated depreciation                                              (387)             310
-----------------------------------------------------------------------------------------------------

     Real estate investments, net                                            5,993            6,071

Cash and cash equivalents                                                      259              199
Cash - funded reserve                                                          656              656
Tenant rent receivables                                                        120              111
Prepaid expenses and other assets, net                                          47               42
-----------------------------------------------------------------------------------------------------

     Total assets                                                          $ 7,075          $ 7,079
=====================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:

   Accounts payable and accrued expenses                                   $    65          $   178

-----------------------------------------------------------------------------------------------------

     Total liabilities                                                          65              178
-----------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value, 78 shares
     authorized, issued and outstanding                                         --               --
   Common Stock, $.01 par value, 1 share                                        --               --
     authorized, issued and outstanding
   Additional paid-in capital                                                7,115            7,115
   Retained earnings (deficit) and dividends in excess of earnings            (105)            (214)
-----------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                              7,010            6,901
-----------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                            $ 7,075          $ 7,079
=====================================================================================================

                 See accompanying notes to financial statements.

                            FSP Forest Park IV Corp.
                              Statements of Income
                                   (Unaudited)

                                                              For the                       For the
                                                           Three Months                   Nine Months
                                                               Ended                         Ended
                                                           September 30,                 September 30,
                                                       ---------------------         ---------------------
(in thousands, except shares and per share amounts)     2002           2001           2002           2001
==========================================================================================================
Revenue:
   Rental                                              $  204         $  202         $  637         $  633
   Interest and other                                       4              4             13             26
----------------------------------------------------------------------------------------------------------

     Total revenue                                        208            206            650            659
----------------------------------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                               40             30            115            134
   Depreciation and amortization                           10             33             77            121
   Real estate taxes and insurance                         16             18             48             48
----------------------------------------------------------------------------------------------------------

     Total expenses                                        66             81            240            303
----------------------------------------------------------------------------------------------------------

Net income                                             $  142         $  125         $  410         $  356
==========================================================================================================

Allocation of net income to:
   Preferred shareholders                              $  142         $  125         $  410         $  356
   Common shareholders                                     --             --             --             --
----------------------------------------------------------------------------------------------------------
                                                       $  142         $  125         $  410         $  356
==========================================================================================================

Weighted average number of shares outstanding,
       basic and diluted
       Preferred shares                                    78             78             78             78
       Common shares                                        1              1              1              1
==========================================================================================================

Net income per share, basic and diluted
     Preferred shares                                  $1,821         $1,603         $5,256         $4,564
     Common shares                                     $   --         $   --         $   --         $   --
==========================================================================================================

                 See accompanying notes to financial statements.

                            FSP Forest Park IV Corp.
                            Statements of Cash Flows
                                   (Unaudited)

                                                                           For the
                                                                         Nine months
                                                                            Ended
                                                                        September 30,
                                                                    --------------------
(in thousands)                                                       2002           2001
========================================================================================
Cash flows from operating activities:
   Net income                                                       $ 410          $ 356
   Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization                                     77            121
       Changes in operating assets and liabilities:
       (Increase) decrease in tenant rent receivables                  (9)           (48)
       (Increase) in prepaid expenses and other assets, net            (5)             4
       Decrease in accounts payable and accrued expenses             (113)           (88)
----------------------------------------------------------------------------------------

         Net cash provided by operating activities                    360            345
----------------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets                                       1           (355)
   Proceeds from funded reserve                                        --            214

----------------------------------------------------------------------------------------

         Net cash investing activities                                  1           (141)
----------------------------------------------------------------------------------------

Cash flows from financing activities:
   Distributions to stockholders                                     (301)          (325)
----------------------------------------------------------------------------------------

         Net cash provided by used for financing activities          (301)          (325)
----------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                   60

Cash and cash equivalents, beginning of period                        199            111
----------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                            $ 259          $  --
========================================================================================

Supplemental disclosure of cash flow information:

   Cash paid for:
     Interest                                                       $  --          $  --
     Income taxes                                                      --             --

                 See accompanying notes to financial statements.

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements
                                   (Unaudited)

1. Organization, Basis of presentation, and Recent Accounting Pronouncements

Organization

FSP Forest Park IV Corp. (the "Company") was organized on March 29, 1999 as a Limited Partnership under the laws of the Commonwealth of Massachusetts to purchase, own and operate a commercial office building located in Charlotte, North Carolina (the "Property"). The Property consists of a single-story modern office building that contains approximately 60,000 square feet of space situated on approximately 7.52 acres of land. The company acquired the Property on July 8, 1999. The Company subsequently reorganized as a corporation under the laws of the State of Delaware effective January 1, 2001.

Basis of Presentation

These financial statements should be read in conjunction with the Company's financial statements and notes thereto contained in the Company's annual financial statement for its fiscal year ended December 31, 2001.

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included. The results of operations for the interim periods are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for sale" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on the Company's financial position and cash flows.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements
                                   (Unaudited)

2. Income Taxes

The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

3. Related Party Transactions

Franklin Street Properties Corp. (FSP), formerly known as Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

The Company executed a management agreement between the Company and FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues. For the three months ended September 30, 2002 and 2001, respectively, fees earned under the agreement were $2,250 and $1,500. For the nine months ended September 30, 2002 and 2001 respectively, fees earned under the agreement were $6,750 and $4,500.

4. Net Income Per Share

The Company follows SFAS No. 128, "Earnings per Share," which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares/units were exercised or converted into shares/units. There were no potential dilutive shares/units outstanding at September 30, 2002 and 2001.

The denominator used for calculating basic and diluted net income per share is as follows

                                                     For the Three Months Ended          For the Nine Months Ended
                                                           September 30,                       September 30,
                                                  -------------------------------     -------------------------------
                                                       2002              2001              2002              2001
                                                  -------------     -------------     -------------     -------------
Weighted average number of shares/units
outstanding:
  Common shares                                               1                 1                 1                 1
  Preferred shares                                           78                78                78                78

                            FSP FOREST PARK IV CORP.
                            (A DELAWARE CORPORATION)
                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

                                    CONTENTS

                                                                            PAGE

Independent auditors' report                                               F-102

Financial statements:

    Balance sheet                                                          F-103

    Statement of operations                                                F-104

    Statement of changes in stockholders' equity                           F-105

    Statement of cash flows                                                F-106

Notes accompanying financial statements                                    F-107

                      [LETTERHEAD OF BRAVER & COMPANY, P.C.
                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Forest Park IV Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Forest Park IV Corp. (a Delaware Corporation) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Forest Park IV Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver & Company, P.C.

February 1, 2002

                            FSP FOREST PARK IV CORP.
                            (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                              $ 1,210,010
  Building                                                            5,171,235
                                                                    -----------

                                                                      6,381,245
  Less: accumulated depreciation                                        310,164
                                                                    -----------

    Rental property, net                                              6,071,081

Cash                                                                    199,123
Capital improvement reserves                                            655,818
Miscellaneous other assets                                              153,178
                                                                    -----------

    Total assets                                                      7,079,200
                                                                    ===========

      LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Accounts payable and accrued expenses                                  34,656
  Dividends payable                                                     143,364
                                                                    -----------

    Total liabilities                                                   178,020
                                                                    -----------

Stockholders' equity
  Preferred stock, $.01 par value per share;
   authorized 78 shares; issued and outstanding 78 shares                     1
  Common stock, $.01 par value per share;
   authorized one share; issued and outstanding one share
  Additional paid-in capital                                          7,114,811
  Retained earnings and dividends in excess of earnings                (213,632)
                                                                    -----------

    Total stockholders' equity                                        6,901,180
                                                                    -----------

    Total liabilities and stockholders' equity                      $ 7,079,200
                                                                    ===========


                 See accompanying notes to financial statements

                            FSP FOREST PARK IV CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

REVENUES:

  Rental income                                                         $851,770
  Interest                                                                33,301
                                                                        --------

    Total revenues                                                       885,071
                                                                        --------

EXPENSES:

  Administrative                                                          48,144
  Depreciation and amortization                                          139,343
  Management fees                                                         42,384
  Operating and maintenance                                               84,420
  Taxes and insurance                                                     62,906
                                                                        --------

    Total expenses                                                       377,197
                                                                        --------

NET INCOME                                                              $507,874
                                                                        ========


                 See accompanying notes to financial statements

                            FSP FOREST PARK IV CORP.
                            (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                          YEAR ENDED DECEMBER 31, 2001

                                                                                             Retained Earnings        Total
                                                                           Additional Paid-   and Dividends in    Stockholders'
                                       Preferred Stock     Common Stock       in Capital     Excess of Earnings      Equity
                                       ---------------     ------------       ----------     ------------------    ----------
Balance, December 31, 2000                $       --        $       --        $7,114,801        $ (108,816)        $7,005,985

Private offering of 78 shares, net                 1                --                10                --                 11

Net income                                        --                --                --           507,874            507,874

Dividends                                         --                --                --          (612,690)          (612,690)
                                          ----------        ----------        ----------        ----------         ----------

Balance, December 31, 2001                $        1        $       --        $7,114,811        $ (213,632)        $6,901,180
                                          ==========        ==========        ==========        ==========         ==========


                 See accompanying notes to financial statements

                            FSP FOREST PARK IV CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOW
                          YEAR ENDED DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                          $ 507,874

Adjustments to reconcile net income to net cash
 provided by operating activities:
  Depreciation and amortization                                         139,343
 Changes in operating assets and liabilities:
  Decrease in miscellaneous other assets                                (37,867)
  Increase in accounts payable and accrued expenses                     (50,702)
                                                                      ---------

     Net cash provided by operating activities                          558,648
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Decrease in capital improvement reserves                               467,595
 Tenant improvements                                                   (353,011)
                                                                      ---------

     Net cash provided by investing activities                          114,584
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds of issuance of shares                                              11
 Dividends paid                                                        (585,390)
                                                                      ---------

     Net cash used in financing activities                             (585,379)
                                                                      ---------

NET INCREASE IN CASH                                                     87,853

CASH BALANCE, beginning of year                                         111,270
                                                                      ---------

CASH BALANCE, end of year                                             $ 199,123
                                                                      =========


                 See accompanying notes to financial statements

                            FSP FOREST PARK IV CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      ORGANIZATION

      FSP Forest Park IV was organized on December 26, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate an office building located in Charlotte, North Carolina (the "Property"). The Property consists of a single-story modern office building that contains approximately 60,000 square feet of space situated on 7.52 acres of land. The Corporation acquired the Property on July 8,1999.

      In December 2000, the limited partners of FSP Forest Park IV Limited Partnership approved the conversion from a partnership into a corporation and the subsequent election to be taxed as a real estate investment trust ("REIT"). The conversion, which was effective January 1, 2001, was accomplished by merging FSP Forest Park IV Limited Partnership with and into FSP Forest Park IV Corp. Under the terms of the Plan of Merger dated December 7, 2000, each unit of limited partnership interest was exchanged for one share of preferred stock in the corporation; the 5% general partnership interest was exchanged for one share of common stock in the corporation.

      METHOD OF ACCOUNTING

      The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

      CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

      INCOME TAXES

      The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the initial offering of the Company's equity. Such costs, in the amount of $685,199, have been previously reported as a reduction in the stockholders' equity.

      REVENUE RECOGNITION

      Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the leases by $42,817 in 2001.

                            FSP FOREST PARK IV CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

      PROPERTY AND DEPRECIATION

      Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $129,996 for the year ended December 31, 2001.

      DEFERRED LEASING COSTS

      The financial statements include intangible assets, representing leasing commissions, which are amortized over a period of 60 months. Amortization was $9,347 for the year ended December 31, 2001.

2.    CAPITAL STOCK:

      PREFERRED STOCK

      Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

      The Company declared a dividend in December 2001 to holders of record on December 31, 2001. These dividends, in the amount of $143,364, were paid in 2002 and have been accrued and reflected in Stockholders' Equity.

      In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter, and vote on the election and certain changes to the Board of Directors. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have the right, as one class together with the holder of Common Stock, to vote to elect the directors of the company. Holders of Shares have no redemption or conversion rights.

      COMMON STOCK

      Franklin Street Properties Corp. (FSP), formerly Franklin Street Partners Limited Partnership is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

                            FSP FOREST PARK IV CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

3.    RELATED PARTY TRANSACTIONS:

      A management agreement was executed on December 1, 2001 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of collected revenues. The affiliate's portion of the fees earned and paid was $5,730 for the year ended December 31, 2001.

      Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4.    LEASES:

      The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                      Year Ended
                     December 31,           Amount
                     ------------         ----------

                         2002             $  779,916
                         2003                796,323
                         2004                812,936
                         2005                829,689
                         2006                678,217
                      Thereafter           1,512,756
                                          ----------

                                          $5,409,837
                                          ==========

      In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

5.    CONCENTRATIONS OF RISK:

      For the year ended December 31, 2001, 100% of the rental income was derived from two lessees. As such future rental receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

      The Company maintains their cash accounts at one financial institution. The balances, at times, may exceed federally insured limits. At December 31, 2001, the Company had cash on deposit exceeding the insured limit by $750,378.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                      For the Year Ended December 31, 2000


                                    CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

Independent Auditors' Report                                               F-111

Financial Statements:

     Balance Sheet                                                         F-112

     Statement of Operations                                               F-113

     Statement of Changes in Partners' Equity                              F-114

     Statement of Cash Flows                                               F-115

     Notes to Financial Statements                                         F-116

                      [LETTERHEAD OF BRAVER & COMPANY, P.C.
                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS]

Independent Auditors' Report

To the Partners
FSP Forest Park IV Limited Partnership
(a Massachusetts Limited Partnership)
Wakefield, Massachusetts

We have audited the accompanying balance sheet of FSP Forest Park IV Limited Partnership (a Massachusetts Limited Partnership) as of December 31, 2000 and the related statements of income, changes in partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Forest Park IV Limited Partnership (a Massachusetts Limited Partnership) at December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Braver & Company, P.C.

January 31, 2001

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                                  Balance Sheet
                                December 31, 2000

      ASSETS

Rental property, at cost:
 Land                                                                 $1,210,010
 Building                                                              4,818,224
                                                                      ----------
                                                                       6,028,234
 Less: accumulated depreciation                                          180,168
                                                                      ----------
  Rental property, net                                                 5,848,066

Cash                                                                     111,270
Capital improvement reserves                                           1,123,413
Miscellaneous receivables                                                 76,337
Deferred leasing costs                                                    46,735
Prepaid expenses                                                           1,586
                                                                      ----------
  Total assets                                                        $7,207,407
                                                                      ----------

      LIABILITIES AND PARTNERS' EQUITY

Liabilities:
 Advance rents                                                        $   50,691
 Accounts payable and accrued expenses                                    34,666
 Accrued partner distributions                                           116,064
                                                                      ----------

  Total liabilities                                                      201,421
                                                                      ----------

Commitments (Notes 2, 3, & 4)

Partners' equity                                                       7,005,986
                                                                      ----------

  Total liabilities and partners' equity                              $7,207,407
                                                                      ==========

                 See accompanying notes to financial statements

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                             Statement of Operations
                      For the Year Ended December 31, 2000

REVENUES:

 Rental income                                                          $660,528
 Interest                                                                 68,691
                                                                        --------

  Total revenues                                                         729,219
                                                                        --------

EXPENSES:

 Depreciation                                                            123,544
 Operating and maintenance                                               104,256
 Taxes and insurance                                                      57,252
 Management fees                                                          30,403
 Administrative                                                           19,587
                                                                        --------

   Total expenses                                                        335,042
                                                                        --------

NET INCOME                                                              $394,177
                                                                        ========

                 See accompanying notes to financial statements

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                    Statement of Changes in Partners' Equity
                      For the Year Ended December 31, 2000

                                                                        Total
                                            General     Limited       Partners'
                                            Partner     Partners       Equity
                                          ----------   ----------    ----------

Balance, December 31, 1999                $       --   $7,177,932    $7,177,932

  Distributions                                   --     (566,124)     (566,124)

  Net income                                      --      394,177       394,177
                                          ----------   ----------    ----------

Balance, December 31, 2000                $       --   $7,005,985    $7,005,985
                                          ==========   ==========    ==========

                 See accompanying notes to financial statements

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                             Statement of Cash Flows
                      For the Year Ended December 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                                           $ 394,177

Adjustments to reconcile net income to net cash
 provided by operating activities:
 Depreciation                                                           123,544
 Changes in operating assets and liabilities:
  Increase in accounts receivable                                       (53,382)
  Increase in prepaid expenses                                             (514)
  Increase in advance rents                                                 919
  Increase in accounts payable and accrued expenses                      21,639
                                                                      ---------
   Net cash provided by operating activities                            486,383
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Additions to capital improvement reserves                              (57,088)
 Increase in leasing costs                                              (46,735)
                                                                      ---------
   Net cash used in investing activities                               (103,823)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Distributions to partners                                             (450,060)
                                                                      ---------
   Net cash used in financing activities                               (450,060)
                                                                      ---------

NET DECREASE IN CASH                                                    (67,500)

CASH BALANCE, beginning of year                                         178,770
                                                                      ---------

CASH BALANCE, end of year                                             $ 111,270
                                                                      =========

SUPPLEMENTAL DISCLOSURE OF NON-CASH ITEMS:

      As of December 31, 2000, the Partnership accrued partner distributions totaling $116,064.

                 See accompanying notes to financial statements

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                          Notes to Financial Statements

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

      The Partnership was organized on March 29, 1999 as a Limited Partnership under the laws of the Commonwealth of Massachusetts to purchase, own and operate an office building located in Charlotte, North Carolina (the "Property"). The Property consists of a single-story modem office building that contains approximately 60,000 square feet of space situated on 7.52 acres of land. The Partnership acquired the Property on July 8, 1999.

      In July 1999, the Partnership completed a private offering of 78 Limited Partner units at $100,000 per unit.

METHOD OF ACCOUNTING

      The Partnership maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Partnership considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

INCOME TAXES

      The financial statements do not include a provision for income taxes because the Partnership does not incur federal or state income taxes. Instead, its earnings and losses are included in the partners' respective income tax returns.

USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the offering of partnership units. Such costs have been previously reported as a reduction in the Limited Partners' Equity.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                          Notes to Financial Statements

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

REVENUE RECOGNITION

      Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the leases by $44,904. Rental payments received in advance are deferred until earned. Two tenants occupied 88% of the Property at December 31, 2000.

PROPERTY AND DEPRECIATION

      Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $123,544 for the year ended December 31, 2000.

DEFERRED LEASING COSTS

      The financial statements include intangible assets, representing leasing commissions, which are amortized over a period of 60 months.

NOTE 2 - PARTNERSHIP AGREEMENT

      Cash flow from operations, as defined by the Partnership Agreement, is first used to repay any loans from the General Partner and then 95% to the Limited Partners and 5% to the General Partner. If in any year the 95% distribution to the Limited Partners does not provide an 8% return on their capital contribution, the remaining 5% will be allocated to the Limited Partners in an amount necessary to provide an 8% annual return. In the event that 100% of the cash flow in any year does not provide the Limited Partners with an 8% return, there is no cumulative or make-up feature. Profits and losses will generally be allocated to partners based on their respective ownership interests. If cash flow distributions differ in proportion to respective ownership interests, profits will be allocated in accordance with the Partnership Agreement.

      During the period from January 1, 2000 through December 31, 2000, the Partnership made the following distributions to the investor limited partners: $111,072 on February 15, 2000 for the quarter ended December 31, 1999; $102,960 on May 15, 2000 for the quarter ended March 31, 2000; $114,114 on August 15, 2000 for the quarter ended June 30, 2000; and $121,914 on November 29, 2000 for the quarter ended September 30, 2000. Distributions payable of $116,064 for the quarter ended December 31, 2000 were paid on January 30, 2001. Total distributions made to the investor limited partners were $566,124 and include $455,052 for the twelve months ended December 31, 2000 and $111,072 related to the fourth quarter of 1999.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                          Notes to Financial Statements

NOTE 2 - PARTNERSHIP AGREEMENT (Continued)

      In addition to the voting rights provided for in the Partnership Agreement, the Limited Partners, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property and, subject to certain conditions, to amend the Partnership Agreement, merge or dissolve the Partnership.

      The Partnership shall terminate on December 31, 2035, unless earlier by events described in the Partnership Agreement.

NOTE 3 - RELATED PARTY TRANSACTIONS

      A management agreement was executed on July 8, 1999 between the Partnership and FSP Property Management LLC, an affiliate of the General Partner. The agreement provides for a total management fee equal to 5% of collected revenues. The affiliate's portion of the fee earned was $6,073 for the year with $628 owed at December 31, 2000.

      The General Partner did not receive equity distributions for the year ended December 31, 2000.

NOTE 4 - LEASES

      The Partnership, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                        Year Ended
                       December 31,         Amount
                       ------------       ----------
                           2001           $  764,383
                           2002              779,916
                           2003              796,323
                           2004              812,936
                           2005              829,689
                        Thereafter         2,132,200
                                          ----------
                                          $6,115,447
                                          ==========

      In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                          Notes to Financial Statements

NOTE 5 - CONCENTRATION OF CREDIT RISK

      The Partnership maintains their cash accounts at one financial institution. The balances, at times, may exceed federally insured limits. At December 31, 2000, the Partnership had cash on deposit exceeding the insured limit by $1,134,683.

NOTE 6 - SUBSEQUENT EVENTS - MERGER

      During 2000, the Partnership voted to merge into FSP Forest Park IV Corp. (a Delaware Corporation). The merger was effective on January 1, 2001 whereby all Limited Partner units in the Partnership were exchanged for shares of preferred stock in the Corporation.

      The merger will be accounted for as an exchange of securities of companies under common control in accordance with generally accepted accounting principles (GAAP). For federal income tax purposes, the merger will be treated as a "tax free" transaction pursuant to the Internal Revenue Code.

      The Corporation plans to make an election to be taxed as a Real Estate Investment Trust (REIT) under Section 856 of the Internal Revenue Code for the year 2001. Although the Company believes that it will be organized and will operate in a manner necessary to satisfy the requirements for taxation as a REIT under the Code, no assurances can be given that the Company will be able to so operate for all future periods.

      If the Company qualifies as a REIT, it generally will not be subject to federal corporate income taxes on its net income to the extent that the income is currently distributed to stockholders. In addition, there are numerous qualification requirements relative to sources of income, nature of assets, amount of distributions and the ownership of stock that may affect the taxable income of the Company.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                              Financial Statements

                       For the Period from March 29, 1999
                    (date of inception) to December 31, 1999

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                                    CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

Independent Auditors Report                                                F-122

Financial Statements:

            Balance Sheet                                                  F-123

            Statement of Operations                                        F-124

            Statement of Changes in Partners' Equity                       F-125

            Statement of Cash Flows                                        F-126

            Notes to Financial Statements                                  F-127

        [LETTERHEAD OF ROY & STEVENS, P.C. CERTIFIED PUBLIC ACCOUNTANTS]

                          INDEPENDENT AUDITORS' REPORT

To the Partners
FSP Forest Park IV Limited Partnership
(a Massachusetts Limited Partnership)
Wakefield, Massachusetts

      We have audited the accompanying balance sheet of FSP Forest Park IV Limited Partnership (A Massachusetts Limited Partnership), as of December 31, 1999, and the related statements of operations, changes in partners' equity and cash flows for the period March 29, 1999 (date of inception) to December 31, 1999. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Forest Park IV Limited Partnership (a Massachusetts Limited Partnership) as of December 31, 1999, and the results of operations and its cash flows for the period March 29, 1999 (Inception) to December 31, 1999, in conformity with generally accepted accounting principles.


/s/ Roy & Stevens, P.C.

Boston, Massachusetts
January 27, 2000

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                                  Balance Sheet
                                December 31, 1999

                                     ASSETS

Rental property, at cost:
 Land                                                                 $1,210,010
 Building                                                              4,818,224
                                                                      ----------
                                                                       6,028,234
 Less accumulated depreciation                                            56,624
                                                                      ----------
  Rental property, net                                                 5,971,610

Cash                                                                     178,770
Capital improvement reserves                                           1,066,325
Tenant rent receivables                                                   22,955
Prepaid expenses                                                           1,072
                                                                      ----------
  Total assets                                                        $7,240,732
                                                                      ----------

                        LIABILITIES AND PARTNERS' EQUITY

Liabilities:
Advance rents                                                         $   49,773
Accounts payable and accrued expenses                                     13,027
                                                                      ----------
 Total liabilities                                                        62,800
                                                                      ----------

Commitments (Notes 2, 3 & 4)
Partners' equity                                                       7,177,932
                                                                      ----------
  Total liabilities and partners' equity                              $7,240,732
                                                                      ==========

                 See accompanying notes to financial statements.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                             Statement of Operations
             For the Period from March 29, 1999 (date of inception)
                              to December 31, 1999

REVENUES:
 Rental income                                                          $308,722
 Interest                                                                 34,872
                                                                        --------
  Total revenues                                                         343,594
                                                                        --------

EXPENSES:
 Depreciation                                                             56,624
 Operating and maintenance                                                42,761
 Administrative                                                           33,715
 Taxes and insurance                                                      22,904
 Management fees                                                          16,265
 Interest                                                                  2,192
                                                                        --------
  Total expenses                                                         174,461
                                                                        --------
NET INCOME                                                              $169,133
                                                                        ========

                 See accompanying notes to financial statements.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                     Statement of Changes in Partners Equity
             For the Period from March 29, 1999 (date of inception)
                              to December 31, 1999

                                                                        Total
                                            General      Limited      Partners'
                                            Partner     Partners       Equity
                                          ----------   ----------    ----------

Contributions                             $       --   $7,800,000    $7,800,000
Distributions                                     --     (106,002)     (106,002)
Syndication fees                                  --     (685,199)     (685,199)
Net income                                        --      169,133       169,133
                                          ----------   ----------    ----------
Balance, December 31, 1999                $       --   $7,177,932    $7,177,932
                                          ==========   ==========    ==========

                 See accompanying notes to financial statements.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                             Statement of Cash Flows
             For the Period from March 29, 1999 (date of inception)
                              to December 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                        $   169,133

  Adjustments to reconcile net income to net cash
   provided by operating activities:
   Depreciation                                                          56,624
   Changes in operating assets and liabilities:
    Increase in accounts receivable                                     (22,955)
    Increase in prepaid expenses                                         (1,072)
    Increase in advance rent                                             49,773
    Increase in accounts payable                                          3,438
    Increase in accrued expenses                                          9,589
                                                                    -----------
     Net cash provided by operating activities                          264,530
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Deposits to capital improvement reserves                           (1,066,325)
  Purchase of rental property                                        (6,028,234)
                                                                    -----------
   Net cash used by investing activities                             (7,094,559)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds on loans                                                     100,000
  Principal payments on loans                                          (100,000)
  Proceeds from limited partner contributions                         7,800,000
  Syndication fees paid                                                (685,199)
  Distributions to partners                                            (106,002)
                                                                    -----------
   Net cash provided by financing activities                          7,008,799
                                                                    -----------
NET INCREASE IN CASH                                                    178,770

CASH BALANCE, beginning of period                                            --
                                                                    -----------

CASH BALANCE, end of period                                         $   178,770
                                                                    ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  Cash paid during the year for interest                            $     2,192
                                                                    ===========

                 See accompanying notes to financial statements.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                          Notes to Financial Statements

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

      The Partnership was organized on March 29, 1999 as a Limited Partnership under the laws of the Commonwealth of Massachusetts to purchase, own and operate an office building located in Charlotte, North Carolina (the "Property"). The Property consists of a single-story modern office building that contains approximately 61,000 total square feet of space situated on 7.5 acres of land. The Partnership acquired the Property on July 8, 1999.

      In July 1999, the Partnership completed a private offering of 78 Limited Partner units at $100,000 per unit.

METHOD OF ACCOUNTING

      The Partnership maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Partnership considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

INCOME TAXES

      The financial statements do not include a provision for income taxes because the Partnership does not incur federal or state income taxes. Instead, its earnings and losses are included in the partners' respective income tax returns.

USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                          Notes to Financial Statements

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the offering of partnership units. Such costs have been reported as a reduction in Limited Partner equity.

REVENUE RECOGNITION

      Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the leases by $22,929 in 1999. Rental payments received in advance are deferred until earned. One tenant occupied 65.27% of the Property at December 31, 1999.

PROPERTY AND DEPRECIATION

      Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $56,624 for the period ended December 31, 1999.

NOTE 2 - PARTNERSHIP AGREEMENT

      Cash flow from operations, as defined by the Partnership Agreement, is first used to repay any loans from the General Partner and then 950/a to the Limited Partners and 5% to the General Partner. If in any year the 95% distribution to the Limited Partners does not provide an 8% return on their capital contribution, the remaining 5% will be allocated to the Limited Partners in an amount necessary to provide an 8% annual return. In the event that 100% of the cash flow in any year does not provide the Limited Partners with an 8% return, there is no cumulative or make-up feature. Profits and losses will generally be allocated to partners based on their respective ownership interests. If cash flow distributions differ in proportion to respective ownership interests, profits will be allocated in accordance with the Partnership Agreement.

      In addition to the voting rights provided for in the Partnership Agreement, the Limited Partners, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property and, subject to certain conditions, to amend the Partnership Agreement, merge or dissolve the Partnership.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                          Notes to Financial Statements

NOTE 2 - PARTNERSHIP AGREEMENT - (Continued)

      The Partnership shall terminate on December 31, 2035, unless earlier by events described in the Partnership Agreement.

NOTE 3 - RELATED PARTY TRANSACTIONS

      A management agreement was executed on July 8, 1999 between the Partnership and FSP Property Management LLC, an affiliate of the General Partner. The agreement provides for a management fee equal to 5% of collected revenues. Management fees were $16,265 for the period with $2,489 owed at December 31, 1999.

      An acquisition fee of $312,000 was paid in 1999 to an affiliate of the General Partner. Such fees paid are included in the cost of the real estate.

      Syndication fees of $624,000 were paid in 1999 to an affiliate of the General Partner for services related to syndication of the investor limited partner interest.

      During 1999 the Partnership borrowed and repaid in full:

      1. Note payable to Franklin Street Partners Limited Partnership, an affiliate of the General Partner, principal of $100,000 with interest at 2% over BankBoston base rate (9.75%). Interest for the period was $1,192.

      The General Partner did not receive equity distributions for 1999.

NOTE 4 - LEASES

      The Partnership, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                       Year Ended
                      December 31,                  Amount
                      ------------                ----------
                          2000                    $  607,316
                          2001                       618,357
                          2002                       629,399
                          2003                       641,320
                          2004                       653,322
                       Thereafter                  2,797,589
                                                  ----------
                                                  $5,947,303
                                                  ==========

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                          Notes to Financial Statements

NOTE 4 - LEASES - (Continued)

      In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.

      Upon acquiring the commercial rental property in July, 1999, the Partnership was assigned the lease agreement between the seller of the Property and the existing tenant. The lease is from February 3, 1999 to February 28, 2009 with renewal options.

NOTE 5 - ECONOMIC DEPENDENCY

      During 1999, all of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

NOTE 6 - CONCENTRATION OF CREDIT RISK

      The Partnership maintains their cash accounts at various financial institutions. The balances, at times, may exceed federally insured limits. At December 31, 1999, the Partnership had cash on deposit exceeding the insured limit by $1,185,274.

                            FSP Gael Apartments Corp.
                              Financial Statements
                               September 30, 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Balance Sheets as of September 30, 2002 and December 31, 2001............. F-132

Statements of Income for the nine months ended September 30, 2002 and 2001................................................................ F-133

Statements of Cash Flows for the nine months ended September 30, 2002 and 2001................................................................ F-134

Notes to the Financial Statements......................................... F-135

                            FSP Gael Apartments Corp.
                                 Balance Sheets
                                   (unaudited)

                                                     September 30,  December 31,
(in thousands, except shares and par value amounts)      2002          2001
===============================================================================

Assets:

Real estate investments, at cost:
  Land                                                 $  3,312        $  3,312
  Buildings and improvements                             14,789          14,789

-------------------------------------------------------------------------------
                                                         18,101          18,101

  Less accumulated depreciation                           1,166             784
-------------------------------------------------------------------------------

    Real estate investments, net                         16,935          17,317

Cash and cash equivalents                                   744             429
Cash - funded reserve                                       581             581
Cash - restricted                                            64              66

Prepaid expenses and other assets, net                       32              27
-------------------------------------------------------------------------------

    Total assets                                       $ 18,356        $ 18,420
===============================================================================

Liabilities and Stockholders' Equity:

Liabilities:

  Accounts payable and accrued expenses                     407             457
  Tenant security deposits                                   64              66
-------------------------------------------------------------------------------

    Total liabilities                                       471             523

Commitments and Contingencies:

Stockholders' Equity:
  Preferred Stock, $.01 par value per share; 212.5
    shares authorized, issued and outstanding                --              --
  Common Stock, $.01 par value per share, 1 share
    authorized, issued and outstanding                       --              --
  Additional paid-in capital                             19,435          19,435
  Retained earnings                                      (1,550)         (1,538)
-------------------------------------------------------------------------------

    Total Stockholders' Equity                           17,885          17,897
-------------------------------------------------------------------------------

    Total Liabilities and Stockholders' Equity         $ 18,356        $ 18,420
===============================================================================

                 See accompanying notes to financial statements.

                            FSP Gael Apartments Corp.
                              Statements of Income
                                   (Unaudited)

                                                     For the           For the
                                                   Three Months      Nine Months
                                                      Ended             Ended
                                                   September 30,     September 30,
                                                 ----------------  ----------------

(in thousands, except shares and per share amounts) 2002    2001    2002     2001
===================================================================================

Revenue:

  Rental                                         $  655   $  661   $1,994   $1,894
  Interest and other                                  7       14       19       41
-----------------------------------------------------------------------------------

    Total revenue                                   662      675    2,013    1,935
-----------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                         158      146      447      434
  Depreciation and amortization                     127      129      382      387
  Real estate taxes and insurance                   135      129      399      373
-----------------------------------------------------------------------------------

    Total expenses                                  420      404    1,228    1,194
-----------------------------------------------------------------------------------

Net income                                       $  242   $  271   $  785   $  741
===================================================================================

Allocation of net income to:
  Preferred shareholders                         $  242   $  271   $  785   $  741
  Common shareholders                                --       --       --       --
-----------------------------------------------------------------------------------
                                                 $  242   $  271   $  785   $  741
===================================================================================

Weighted average number of shares outstanding,
 basic and diluted
  Preferred shares                               212.50   212.50   212.50   212.50
  Common shares                                       1        1        1        1
===================================================================================

Net income per share, basic and diluted
  Preferred shares                               $1,139   $1,275   $3,694   $3,487
  Common shares                                  $   --   $   --   $   --   $   --
===================================================================================

                 See accompanying notes to financial statements.

                            FSP Gael Apartments Corp.
                            Statements of Cash Flows
                                   (Unaudited)

                                                                           For the
                                                                         Nine months
                                                                            Ended
                                                                         September 30,
                                                                      ----------------
(in thousands)                                                          2002      2001
======================================================================================

Cash flows from operating activities:
  Net income                                                          $   785    $ 741
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization                                         382      387
Changes in operating assets and liabilities:
      (Increase) decrease in prepaid expenses and other assets, net        (5)       4
      (Decrease) in accounts payable and accrued expenses                 (50)    (487)
      Restricted cash                                                      (2)     (18)
      (Increase) in Funded Reserve                                         --     (170)
      Tenant deposits                                                       2       18
--------------------------------------------------------------------------------------
        Net cash provided by operating activities                       1,112      475
--------------------------------------------------------------------------------------

Cash flows from financing activities:
  Distributions to stockholders/partners                                 (797)    (728)
--------------------------------------------------------------------------------------

        Net cash provided by (used for) financing activities             (797)    (728)
--------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                      315     (253)

Cash and cash equivalents, beginning of period                            429      816
--------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                              $   744    $ 816
======================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:

    Interest                                                          $    --    $  --
    Income taxes                                                           --       --

                 See accompanying notes to financial statements.

                            FSP Gael Apartments Corp.
                          Notes to Financial Statements
                                   (Unaudited)

1. Organization, Basis of presentation, and Recent Accounting Pronouncements

Organization

FSP Gael Apartments Corp. was organized on May 30, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate an existing luxury apartment complex located in Houston, Texas (the "Property"). The Property consists of 210 luxury apartments that total 187,368 square feet. The Company took title to the Property on July 28, 2000 through a newly-formed limited partnership of which the Company is the sole limited partner, and a limited liability company wholly-owned by the Company is the sole general partner. Accordingly, the Company will own, directly or indirectly all of the beneficial interest in the limited partnership. The company will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

In October 2000, the Company completed a private offering of 212.5 shares of preferred stock at $100,000 per share.

Basis of Presentation

These financial statements should be read in conjunction with the Company's financial statements and notes thereto contained in the Company's annual financial statements for its fiscal year ended December 31, 2001.

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included. The results of operations for the interim periods are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for sale" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on the Company's financial position and cash flows.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                            FSP Gael Apartments Corp.
                          Notes to Financial Statements
                                   (Unaudited)

2. Income Taxes

The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal income taxes has been included in the accompanying financial statements.

For the year ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $416,000 that can be carried forward until it expires in the year 2020.

3. Related Party Transactions

A management agreement was executed on July 28, 2000 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of collected revenues. For the three months ended September 30, 2002 and 2001, respectively, fees earned under the agreement were $6,343 and $6,377. For the nine months ended September 30, 2002 and 2001 respectively, fees earned under the agreement were $18,848 and $18,717.

4. Net Income Per Share

The Company follows SFAS No. 128, "Earnings per Share," which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares/units were exercised or converted into shares/units. There were no potential dilutive shares/units outstanding at September 30, 2002 and 2001.

The denominator used for calculating basic and diluted net income per share is as follows

                                         For the Three Months Ended    For the Nine Months Ended
                                                September 30,                 September 30,
                                         -------------------------     ------------------------
                                           2002               2001       2002              2001
                                         ------             ------     ------            ------
Weighted average number of shares/units
outstanding:
  Common shares                               1                  1          1                 1
  Preferred shares                       212.50             212.50     212.50            212.50

                                         ------             ------     ------            ------
                                         213.50             213.50     213.50            213.50
                                         ======             ======     ======            ======

                            FSP GAEL APARTMENTS CORP.
                            (A DELAWARE CORPORATION)
                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

                                    CONTENTS

                                                                            PAGE

Independent auditors' report                                               F-138

Financial statements:

    Balance sheet                                                          F-139

    Statement of operations                                                F-140

    Statement of changes in stockholders' equity                           F-141

    Statement of cash flows                                                F-142

Notes accompanying financial statements                                    F-143

                      [LETTERHEAD OF BRAVER & COMPANY, P.C.
                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Gael Apartments Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Gael Apartments Corp. (a Delaware Corporation) as of December 31. 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Gael Apartments Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver & Company, P.C.

February 1, 2002

                            FSP GAEL APARTMENTS CORP.
                            (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                             $  3,312,002
  Building                                                           14,789,041
                                                                   ------------

                                                                     18,101,043
  Less: accumulated depreciation                                        784,267
                                                                   ------------

    Rental property, net                                             17,316,776

Cash                                                                    495,126
Capital improvement reserves                                            581,571
Miscellaneous other assets                                               26,881
                                                                   ------------

    Total assets                                                     18,420,354
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses                                  48,915
  Deferred rental income                                                  8,678
  Dividends payable                                                     399,500
  Security deposits                                                      66,125
                                                                   ------------

    Total liabilities                                                   523,218
                                                                   ------------

Stockholders' equity:
  Preferred stock, $01 par value per share;
   authorized 212.5 shares; issued and outstanding 212.5 shares               2
  Common stock, $.01 par value per share;
   authorized one share; issued and outstanding one share                    --
  Additional paid-in capital                                         19,434,867
  Retained deficit and dividends in excess of earnings               (1,537,733)

    Total stockholders' equity                                       17,897,136
                                                                   ------------

    Total liabilities and stockholders' equity                     $ 18,420,354
                                                                   ============


                 See accompanying notes to financial statements

                            FSP GAEL APARTMENTS CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

REVENUES:

  Rental income                                                       $2,581,652
  Interest                                                                45,838
                                                                      ----------

    Total revenues                                                     2,627,490
                                                                      ----------

EXPENSES:

  Administrative                                                         174,356
  Depreciation                                                           537,783
  Management fees                                                        129,630
  Operating and maintenance                                              269,944
  Taxes and insurance                                                    510,135
                                                                      ----------

    Total expenses                                                     1,621,848
                                                                      ----------

NET INCOME                                                            $1,005,642
                                                                      ==========


                 See accompanying notes to financial statements

                                 FSP GAEL CORP.
                            (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                          YEAR ENDED DECEMBER 31, 2001

                                                                                             Retained Deficit          Total
                                                                       Additional Paid-in    and Dividends in      Stockholders'
                                 Preferred Stock       Common Stock          Capital        Excess of Earnings        Equity
                                 ---------------       ------------        -----------      ------------------      -----------
Balance, December 31, 2000         $         2         $        --         $19,434,867         $  (990,212)         $18,444,657

Net income                                  --                  --                  --           1,005,642            1,005,642

Dividends                                   --                  --                  --          (1,553,162)          (1,553,162)
                                   -----------         -----------         -----------         -----------          -----------

Balance, December 31, 2001         $         2         $        --         $19,434,867         $(1,537,733)         $17,897,136
                                   ===========         ===========         ===========         ===========          ===========


                 See accompanying notes to financial statements

                            FSP GAEL APARTMENTS CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $ 1,005,642

Adjustments to reconcile net income to net cash
 provided by operating activities:
  Depreciation                                                          537,783
 Changes in operating assets and liabilities:
  Increase in miscellaneous other assets                                  1,325
  Decrease in deferred rental income                                    (11,880)
  Decrease in accounts payable and accrued expenses                    (427,363)
  Decrease in security deposits                                         (19,848)
                                                                    -----------

     Net cash provided by operating activities                        1,085,659
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Decrease in capital improvement reserves                                34,053
                                                                    -----------

     Net cash provided by investing activities                           34,053
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Dividends paid                                                      (1,526,075)
                                                                    -----------

    Net cash used in financing activities                            (1,526,075)
                                                                    -----------

NET DECREASE IN CASH                                                   (406,363)

CASH BALANCE, beginning of year                                         901,489
                                                                    -----------

CASH BALANCE, end of year                                           $   495,126
                                                                    ===========


                 See accompanying notes to financial statements

                            FSP GAEL APARTMENTS CORP.
                                 (A CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      ORGANIZATION

      FSP Gael Apartments Corp. was organized on May 30, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate an existing luxury apartment complex, located in Houston, Texas (the "Property"). The Company took title to the Property on July 28, 2000 through a newly-formed limited partnership of which the Company is the sole limited partner, and a limited liability company wholly-owned by the Company is the sole general partner. Accordingly, the Company will own, directly or indirectly all of the beneficial interest in the limited partnership.

      The Property consists of 210 luxury apartments that total 187,368 square feet. The Company will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

      In October 2000, the Company completed a private offering of 212.5 shares of preferred stock at $100,000 per share.

      METHOD OF ACCOUNTING

      The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

      CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

      INCOME TAXES

      The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders' and satisfies certain other requirements. Accordingly, no provision for federal income taxes has been included in the accompanying financial statements.

      For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes approximately of $416,000 that can be carried forward until it expires in the year 2020.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,815,141 have been reported as a reduction in the Stockholders' Equity.

                            FSP GAEL APARTMENTS CORP.
                                 (A CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

      REVENUE RECOGNITION

      Rental income is recognized on an accrual basis. Rental payments received in advance are deferred until earned. All leases between the Company and the tenants of the Property are short-term operating leases.

      PROPERTY AND DEPRECIATION

      Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 27.5 years for real property by use of the straight-line method for financial reporting. Depreciation was $537,783 for the year ended December 31, 2001.

2.    CAPITAL STOCK:

      PREFERRED STOCK

      Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

      The Company declared a dividend in December 2001 to holders of record on December 31, 2001. These dividends, in the amount of $399,500, were paid in 2002 and have been accrued and reflected in Stockholders' Equity.

      In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

      During 2001, a majority interest of Preferred Stockholders voted to amend the corporate charter whereby allowing the Preferred Stockholders the right to elect and make certain changes to the Board of Directors.

      COMMON STOCK

      Franklin Street Properties Corp. (FSP), formerly Franklin Street Partners Limited Partnership is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the Holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

                            FSP GAEL APARTMENTS CORP.
                                 (A CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

3.    RELATED PARTY TRANSACTIONS:

      A management agreement was executed on July 28, 2000 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of collected revenues. The affiliate's portion of the fees earned and paid was $25,926 for the year ended December 31, 2001.

      Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4.    CONCENTRATION OF CREDIT RISK:

      The Company maintains its cash accounts at two financial institutions. The balances, at times, may exceed federally insured limits. At December 31, 2001, the Company had cash on deposit exceeding the insured limit of $1,446,639.

                         FSP GAEL APARTMENTS CORPORATION
                            (a Delaware Corporation)

                        For the Period from May 30, 2000
                    (date of inception) to December 31, 2000

                                    CONTENTS

--------------------------------------------------------------------------------

                                                                            Page

Independent Auditors' Report                                               F-147

Financial Statements:

     Balance Sheet                                                         F-148

     Statement of Operations                                               F-149

     Statement of Changes in Stockholders' Equity                          F-150

     Statement of Cash Flows                                               F-151

     Notes to Financial Statements                                         F-152

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

Independent Auditors' Report

To the Shareholders
FSP Gael Apartments Corp.
(a Delaware Corporation)
Wakefield, Massachusetts

We have audited the accompanying balance sheet of FSP Gael Apartments Corp. (a Delaware Corporation) as of December 31, 2000 and the related statements of income, changes in stockholders' equity and cash flows for the period from May 30, 2000 (date of inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Gael Apartments Corp. (a Delaware Corporation) at December 31, 2000, and the results of its operations and its cash flows for the period from May 30, 2000 (date of inception) to December 31, 2000, in conformity with generally accepted accounting principles.


/s/ Braver and Company, P.C.

January 30, 2001
(Except for Note 6, as to which the date is March 23, 2001)

                         FSP GAEL APARTMENTS CORPORATION
                            (a Delaware Corporation)

                                  Balance Sheet
                                December 31, 2000

      ASSETS

Rental property, at cost:
  Land                                                             $  3,312,002
  Building                                                           14,789,041
                                                                   ------------
                                                                     18,101,043
  Less: accumulated depreciation                                        246,484
                                                                   ------------
    Rental property, net                                             17,854,559

Cash                                                                    901,489
Capital improvement reserves                                            615,625
Miscellaneous other assets                                               28,216
                                                                   ------------

    Total assets                                                   $ 19,399,889
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Advance rents                                                    $     20,558
  Accounts payable and accrued expenses                                 476,288
  Security deposits                                                      85,973
  Dividends payable                                                     372,413
                                                                   ------------

    Total liabilities                                                   955,232
                                                                   ------------

Commitments (Notes 2 & 3)

Stockholders' equity:
  Preferred stock, $.01 par value per share;
    authorized 212.5 shares; issued and outstanding 212.5 shares              2
  Common stock, $.01 par value per share;
    authorized one share; issued and outstanding one share                   --
  Additional paid-in capital                                         19,434,867
  Retained deficit and dividends in excess of earnings                 (990,212)
                                                                   ------------

    Total Stockholders' equity                                       18,444,657
                                                                   ------------

    Total liabilities and stockholders' equity                     $ 19,399,889
                                                                   ============

                 See accompanying notes to financial statements

                         FSP GAEL APARTMENTS CORPORATION
                            (a Delaware Corporation)

                             Statement of Operations
                        For the Period from May 30, 2000
                    (date of inception) to December 31, 2000

REVENUES:

  Rental income                                                     $ 1,032,811
  Interest                                                               28,300
                                                                    -----------

    Total revenues                                                    1,061,111
                                                                    -----------

EXPENSES:

  Interest                                                              791,754
  Depreciation and amortization                                         246,484
  Taxes and insurance                                                   202,208
  Administrative                                                        125,486
  Operating and maintenance                                             104,890
  Management fees                                                        51,752
                                                                    -----------

    Total expenses                                                    1,522,574
                                                                    -----------

NET LOSS                                                            $  (461,463)
                                                                    ===========

                 See accompanying notes to financial statements

                         FSP GAEL APARTMENTS CORPORATION
                            (a Delaware Corporation)


                  Statement of Changes in Stockholders' Equity
                        For the Period from May 30, 2000
                    (date of inception) to December 31, 2000

                                                                                                Retained Deficit
                                                                                                and Dividends in        Total
                                                                               Additional Paid      Excess of       Stockholders'
                                             Preferred Stock    Common Stock      in Capital        Earnings           Equity
                                             ---------------    ------------      ----------        --------           ------
Private offering of 212.5 shares, net          $      2          $      --       $19,434,867       $      --        $ 19,434,869

Net loss                                             --                 --                --        (461,463)           (461,463)

Dividends                                            --                 --                --        (528,749)           (528,749)
                                               --------          ---------       -----------       ---------        ------------

Balance, December 31, 2000                     $      2          $      --       $19,434,867       $(990,212)       $ 18,444,657
                                               ========          =========       ===========       =========        ============

                 See accompanying notes to financial statements

                         FSP GAEL APARTMENTS CORPORATION
                            (a Delaware Corporation)

                             Statement of Cash Flows
                        For the Period from May 30, 2000
                    (date of inception) to December 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                         $   (461,463)

Adjustments to reconcile net loss to net cash
  provided by operating activities:
    Depreciation and amortization                                       246,484
  Changes in operating assets and liabilities:
    Increase in miscellaneous other assets                              (28,216)
    Increase in advance rents                                            20,558
    Increase in accounts payable and accrued expenses                   476,288
    Increase in security deposits                                        85,973
                                                                   ------------
      Net cash provided by operating activities                         339,624
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to capital improvement reserves                            (615,625)
  Purchase of rental property                                       (18,101,043)
                                                                   ------------
      Net cash used in investing activities                         (18,716,668)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds of issuance of shares, net                                19,434,869
  Proceeds from long-term debt                                       17,500,000
  Principal payments on long-term debt                              (17,500,000)
  Dividends                                                            (156,336)
                                                                   ------------
      Net cash provided by financing activities                      19,278,533
                                                                   ------------

NET INCREASE IN CASH                                                    901,489

CASH BALANCE, beginning of period                                            --
                                                                   ------------

CASH BALANCE, end of period                                        $    901,489
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
  Cash paid during the period for interest                         $    791,754
                                                                   ============

                 See accompanying notes to financial statements

                            FSP GAEL APARTMENTS CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

      FSP Gael Apartments Corp. was organized on May 30, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate an existing luxury apartment complex, located in Houston, Texas (the "Property"). The Company took title to the Property on July 28, 2000 through a newly-formed limited partnership of which the Company is the sole limited partner, and a limited liability company wholly-owned by the Company is the sole general partner. Accordingly, the Company will own, directly or indirectly all of the beneficial interest in the limited partnership.

      The Property consists of 209 luxury apartments that total 186,713 square feet. The Company acquired the Property on July 28, 2000 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

      In October 2000, the Company completed a private offering of 212.5 shares of preferred stock at $100,000 per share.

METHOD OF ACCOUNTING

      The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

INCOME TAXES

      The Company has maintained and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 95% (90% for 2001) of its REIT taxable income to its shareholders' and satisfies certain other requirements. For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $416,000 that can be carried forward until it expires in the year 2020. Accordingly, no provision for federal income taxes has been included in the accompanying financial statements.

USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                            FSP GAEL APARTMENTS CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the offering of the Company's preferred shares. Such costs, in the amount of $1,815,141 have been reported as a reduction in the private offering proceeds on the Statement of Changes in Stockholders' Equity.

REVENUE RECOGNITION

      Rental income is recognized on an accrual basis. Rental payments received in advance are deferred until earned. All leases between the Company and the tenants of the Property are short-term operating leases. Approximately 95% of the Property was occupied at December 31, 2000.

PROPERTY AND DEPRECIATION

      Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 27.5 years for real property by use of the straight-line method for financial reporting. Depreciation was $246,484 for the period ended December 31, 2000.

NOTE 2 -- CAPITAL STOCK

PREFERRED STOCK

      Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

      The Company paid fourth quarter dividends in the amount of $372,413 during January 2001. As such, these dividends have been accrued and reflected in the Statement of Changes in Stockholders' Equity.

                            FSP GAEL APARTMENTS CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 2 -- CAPITAL STOCK (Continued)

PREFERRED STOCK (Continued)

      In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

      Franklin Street Partners Limited Partnership (FSP) is the sole holder of the Company's Common Stock. FSP has the right to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

NOTE 3 -- RELATED PARTY TRANSACTIONS

      A management agreement was executed on July 28, 2000 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 5% of collected revenues. The affiliates portion of the fees earned was $10,350 for the period with $5,175 owed at December 31, 2000.

      An acquisition fee and other costs totaling $566,306 were paid in 2000 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

      Syndication fees of $1,700,000 were paid to an affiliate of the Common Stockholder for services related to syndication of the investor's preferred stock interest.

      During 2000 the Corporation borrowed and repaid in full:

      Note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $17,500,000 with interest equal to the Citizens Bank base rate (9.50%). Interest paid to the affiliate was $101,129.

      A commitment fee of $690,625 was for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

                            FSP GAEL APARTMENTS CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 4 -- CONCENTRATION OF CREDIT RISK

      The Company maintains its cash accounts at two financial institutions. The balances, at times, may exceed federally insured limits. At December 31, 2000, the Company had cash on deposit exceeding the insured limit of $1,298,717.

NOTE 5 -- SUBSEQUENT EVENT

      On March 23, 2001, a vote was presented to the preferred shareholders to amend the corporate charter whereby allowing the preferred shareholders the sole right to elect the directors of the Company. Such amendment would be effective on the date consent is received from a majority interest of preferred shareholders.

                      FSP Goldentop Technology Center Corp.
                               Financial Statement
                               September 30, 2002

                                Table of Contents

Financial Statements

Balance Sheets as of September 30, 2002 and December 31, 2001............. F-157

Statement of Income for the nine months ended September 30, 2002 and 2001................................................................ F-158

Statements of Cash Flows for the nine months ended September 30, 2002 and 2001................................................................ F-159

Notes to the Financial Statements......................................... F-160

                      FSP Goldentop Technology Center Corp.
                                 Balance Sheets
                                   (unaudited)
                                                     September 30,  December 31,
(in thousands, except shares and par value amounts)      2002          2001
================================================================================
Assets:

Real estate investments, at cost:
  Land                                                  $  4,426       $  4,467
  Buildings and improvements                              15,183         15,183

--------------------------------------------------------------------------------
                                                          19,609         19,610

  Less accumulated depreciation                              795            503
--------------------------------------------------------------------------------

    Real estate investments, net                          18,814         19,107

Cash and cash equivalents                                    586            534
Cash - funded reserve                                        867            852
Tenant receivables                                           278             --
Prepaid expenses and other assets, net                        10            208
--------------------------------------------------------------------------------

    Total assets                                        $ 20,555       $ 20,701
================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
  Accounts payable and accrued expenses                 $    100       $     45
  Dividends payable                                           --            480
--------------------------------------------------------------------------------

    Total liabilities                                        100            525

Commitments and Contingencies:

Stockholders' Equity:
  Preferred Stock, $.01 par value per share; 231.5
    shares authorized, issued and outstanding                 --             --
  Common Stock, $.01 par value per share, 1 share
    authorized, issued and outstanding                        --             --
  Additional paid-in capital                              21,221         21,221
  Retained earnings                                         (766)        (1,045)
--------------------------------------------------------------------------------

    Total Stockholders' Equity                            20,455         20,176
--------------------------------------------------------------------------------

    Total Liabilities and Stockholders' Equity          $ 20,555       $ 20,701
================================================================================

                 See accompanying notes to financial statements.

                      FSP Goldentop Technology Center Corp.
                              Statements of Income
                                   (Unaudited)

                                                       For the          For the
                                                    Three Months      Nine Months
                                                        Ended            Ended
                                                    September 30,     September 30,
                                                   ---------------   ---------------
(in thousands, except shares and per share amounts)  2002    2001     2002     2001
====================================================================================

Revenue:
  Rental                                           $  599   $  598   $1,799   $1,844
  Interest and other                                   10       12       21       44
------------------------------------------------------------------------------------

    Total revenue                                     609      610    1,820     1,88
------------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                            23       26       67       78
  Depreciation and amortization                        97       90      292      270
  Real estate taxes and insurance                      84       81      244      228
------------------------------------------------------------------------------------

    Total expenses                                    204      197      603      576
------------------------------------------------------------------------------------

Net income                                         $  405   $  413   $1,217   $1,312
====================================================================================

Allocation of net income to:
  Preferred shareholders                           $  405   $  413   $1,217   $1,312
  Common shareholders                                  --       --       --       --
------------------------------------------------------------------------------------
                                                   $  405   $  413   $1,217   $1,312
====================================================================================

  Weighted average number of shares outstanding,
    basic and diluted
      Preferred shares                              231.5    231.5    231.5    231.5
      Common shares                                     1        1        1        1
====================================================================================

  Net income per share, basic and diluted
    Preferred shares                               $1,749   $1,748   $5,257   $5,667
    Common shares                                  $   --   $   --   $   --   $   --
====================================================================================

                 See accompanying notes to financial statements.

                     FSP Goldentop Technology Center Corp..
                            Statements of Cash Flows
                                   (Unaudited)

                                                                    For the
                                                                  Nine months
                                                                     Ended
                                                                 September 30,
                                                             -------------------
(in thousands)                                                  2002        2001
================================================================================

Cash flows from operating activities:
  Net income                                                 $ 1,217    $ 1,312
  Adjustments to reconcile net income to net cash
    provided by operating activities:                            292        270
      Depreciation and amortization
  Changes in operating assets and liabilities:
      (Increase) in prepaid expenses and other assets, net       198         66
      (Increase) in tenant receivables                          (278)      (142)
      (Decrease) in accounts payable and accrued expenses         55         21
      (Decrease) in dividends payable                           (480)      (473)
         (Increase) in funded reserve                            (15)       (11)
--------------------------------------------------------------------------------

        Net cash provided by operating activities                989      1,043
--------------------------------------------------------------------------------

Cash flows from financing activities:
  Distributions to stockholders                                 (938)      (950)
--------------------------------------------------------------------------------

        Net cash used for financing activities                  (938)      (950)
--------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents              51         96

Cash and cash equivalents, beginning of period                   535        528
--------------------------------------------------------------------------------

Cash and cash equivalents, end of period                     $   586    $   621
================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:
    Interest                                                 $    --    $    --
    Income taxes                                                  --         --

                 See accompanying notes to financial statements.

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements
                                   (Unaudited)

1. Organization, Basis of presentation, and Recent Accounting Pronouncements

Organization

FSP Goldentop Technology Center Corp. was organized on August 16, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate an existing commercial building located in San Diego, California (the "Property"). The Property consists of a two-story R&D/Office/Corporate Headquarters facility containing 141,405 total square feet of space situated on 8 acres of land. The Company acquired the Property on September 22, 2000 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

In November 2000, the Company completed a private offering of 231.5 shares of preferred stock at $100,000 per share.

Basis of Presentation

These financial statements should be read in conjunction with the Company's financial statements and notes thereto contained in the Company's annual financial statements for its fiscal year ended December 31, 2001.

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included. The results of operations for the interim periods are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for sale" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on the Company's financial position and cash flows.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements
                                   (Unaudited)

2. Income Taxes

The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal income taxes has been included in the accompanying financial statements.

For the year ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $358,000 that can be carried forward until it expires in the year 2020.

3. Related Party Transactions

A management agreement was executed on September 22, 2000 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 3% of collected revenues For the three months ended September 30, 2002 and 2001, respectively, fees earned under the agreement were $5,142 and $4,868. For the nine months ended September 30, 2002 and 2001 respectively, fees earned under the agreement were $14,880 and $14,603.

4. Net Income Per Share

The Company follows SFAS No. 128, "Earnings per Share," which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares/units were exercised or converted into shares/units. There were no potential dilutive shares/units outstanding at September 30, 2002 and 2001.

The denominator used for calculating basic and diluted net income per share is as follows

                                           For the Three Months Ended    For the Nine Months Ended
                                                   September 30,               September 30,
                                           --------------------------    -------------------------
                                           2002                 2001     2002                2001
                                           -----                -----    -----               -----
Weighted average number of shares/units
outstanding:
  Common shares                                1                    1        1                   1
  Preferred shares                         231.5                231.5    231.5               231.5
                                           -----                -----    -----               -----

                                           232.5                232.5    232.5               232.5
                                           =====                =====    =====               =====

                            FSP GOLDENTOP TECHNOLOGY
                                  CENTER CORP.
                            (A DELAWARE CORPORATION)
                               FINANCIAL STATEMENT
                                DECEMBER 31, 2001


                                    CONTENTS

                                                                           PAGE

Independent auditors report                                                F-163

Financial statements:

    Balance sheet                                                          F-164

    Statement of operations                                                F-165

    Statement of changes in stockholders equity                            F-166

    Statement of cash flows                                                F-167

Notes accompanying financial statements                                    F-168

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Goldentop Technology Center Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Goldentop Technology Center Corp. (a Delaware Corporation) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Goldentop Technology Center Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.

February 1, 2002

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                             $  4,426,472
  Building                                                           15,183,276
                                                                   ------------

                                                                     19,609,748
  Less: accumulated depreciation                                        502,865
                                                                   ------------

    Rental property, net                                             19,106,883

Cash                                                                    534,605
Capital improvement reserves                                            851,721
Miscellaneous other assets                                              207,985
                                                                   ------------

    Total assets                                                   $ 20,701,194
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses                                  44,731
  Dividends payable                                                     480,363
                                                                   ------------

    Total liabilities                                                   525,095
                                                                   ------------

Stockholders' equity:
  Preferred stock, $.01 par value per share,
    authorized 231.5 shares, issued and outstanding
    231.5 shares                                                              2
  Common stock, $01 par value per share,
    authorized one share, issued and outstanding one share                   --
  Additional paid-in capital                                         21,221,351
  Retained deficit and dividends in excess of earnings               (1,045,254)
                                                                   ------------

   Total stockholders' equity                                        20,176,099
                                                                   ------------

   Total liabilities and stockholders' equity                      $ 20,701,194
                                                                   ============

                 See accompanying notes to financial statements

                          FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                                 (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATIONS
                               YEAR ENDED DECEMBER 31, 2001

REVENUES:

  Rental income                                                       $2,438,793
  Interest                                                                54,135
                                                                      ----------

    Total revenues                                                     2,492,928
                                                                      ----------

EXPENSES:

  Administrative                                                          32,049
  Depreciation                                                           389,315
  Management fees                                                         56,379
  Operating and maintenance                                                6,970
  Taxes and insurance                                                    297,473
                                                                      ----------

    Total expenses                                                       782,186
                                                                      ----------

NET INCOME                                                            $1,710,742
                                                                      ==========

                 See accompanying notes to financial statements

                          FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                                 (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                               YEAR ENDED DECEMBER 31, 2001

                                                                           Retained Deficit
                                                              Additional     and Dividends       Total
                                                                Paid-in        in Excess      Stockholders'
                            Preferred Stock   Common Stock      Capital       of Earnings        Equity
                            ---------------   ------------    ----------      -----------        ------
Balance, December 31, 2000    $          2             --    $ 21,221,351    $   (855,464)    $ 20,365,889

Net income                              --             --              --       1,710,742        1,710,742

Dividends                               --             --              --      (1,900,532)      (1,900,532)
                              ------------    -----------    ------------    ------------     ------------

Balance, December 31, 2001    $          2    $        --    $ 21,221,351    $ (1,045,254)    $ 20,176,099
                              ============    ===========    ============    ============     ============

                 See accompanying notes to financial statements

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $ 1,710,742

Adjustments to reconcile net income to net cash
  provided by operating activities:
    Depreciation                                                        389,315
    Changes in operating assets and liabilities:
    Increase in miscellaneous other assets                             (133,774)
    Decrease in accounts payable and accrued expenses                   (49,119)
                                                                    -----------

      Net cash provided by operating activities                       1,917,164
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to capital improvement reserves                             (16,346)
                                                                    -----------

    Net cash used in investing activities                               (16,346)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends                                                          (1,893,837)
                                                                    -----------

    Net cash used in financing activities                            (1,893,837)
                                                                    -----------

NET INCREASE IN CASH                                                      6,981

CASH BALANCE, beginning of year                                         527,624
                                                                    -----------

CASH BALANCE, end of year                                           $   534,605
                                                                    ===========

                 See accompanying notes to financial statements

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   ORGANIZATION

   FSP Goldentop Technology Center Corp. was organized on August 16, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate an existing commercial building located in San Diego, California (the "Property"). The Property consists of a two-story R&D/Office/Corporate Headquarters facility containing 141,405 total square feet of space situated on 8 acres of land. The Company acquired the Property on September 22, 2000 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

   In November 2000, the Company completed a private offering of 231.5 shares of preferred stock at $100,000 per share.

   METHOD OF ACCOUNTING

   The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

   CASH AND CASH EQUIVALENTS

   For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

   INCOME TAXES

   The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

   For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes approximately of $358,000 that can be carried forward until it expires in the year 2020.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   SYNDICATION FEES

   Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,928,647, have been reported as a reduction in the Stockholders'
   Equity.

   REVENUE RECOGNITION

   Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the lease by $150,995 in 2001

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

   PROPERTY AND DEPRECIATION

   Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $389,315 for the year ended December 31, 2001.

2. CAPITAL STOCK:

   PREFERRED STOCK

   Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

   The Company declared a dividend in December 2001 to holders of record on December 31, 2001. These dividends, in the amount of $480,363, were paid in 2002 and have been accrued and reflected in Stockholders' Equity.

   In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

   During 2001, a majority interest of Preferred Stockholders voted to amend the corporate charter whereby allowing the Preferred Stockholders the right to elect and make certain changes to the Board of Directors.

   COMMON STOCK

   Franklin Street Properties Corp. (FSP), formerly Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the Holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

3. RELATED PARTY TRANSACTIONS:

   A management agreement was executed on September 22, 2000 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 3% of collected revenues. The affiliate's portion of the fees earned and paid was $19,471 for the year ended December 31, 2001.

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

3. RELATED PARTY TRANSACTIONS: (CONTINUED)

   Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4. LEASES:

   The Company, as lessor, has minimum future rentals due under a noncancellable operating lease as follows:

                             Year Ended
                            December 31,          Amount
                            ------------          ------
                                2002            2,002,075
                                2003            2,057,053
                                2004            2,115,330
                                2005            2,173,607
                                2006            2,235,381
                              Thereafter        1,148,577
                                              -----------
                                              $11,732,023
                                              ===========

   In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.

   Upon acquiring the commercial rental property in September 2000, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The lease is from July 1, 2000 to June 30, 2007.

5. CONCENTRATIONS OF RISK:

   For the period ended December 31, 2001, all of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

   The Company maintains its cash accounts at two financial institutions. The balances, at times, may exceed federally insured limits. The Company had cash on deposit exceeding the insured limit by $1,293,193 in 2001.

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                       For the Period from August 16, 2000
                    (date of inception) to December 31, 2000


                                    CONTENTS

--------------------------------------------------------------------------------

                                                                            Page

Independent Auditors' Report                                               F-172

Financial Statements:

     Balance Sheet                                                         F-173

     Statement of Operations                                               F-174

     Statement of Changes in Stockholders' Equity                          F-175

     Statement of Cash Flows                                               F-176

     Notes to Financial Statements                                         F-177

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

Independent Auditors' Report

To the Stockholders
FSP Goldentop Technology Center Corp.
(a Delaware Corporation)
Wakefield, Massachusetts

We have audited the accompanying balance sheet of FSP Goldentop Technology Center Corp. (a Delaware Corporation) as of December 31, 2000 and the related statements of income, changes in stockholders' equity and cash flows for the period from August 16, 2000 (date of inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Goldentop Technology Center Corp. (a Delaware Corporation) at December 31, 2000, and the results of its operations and its cash flows for the period from August 16, 2000 (date of inception) to December 31, 2000, in conformity with generally accepted accounting principles.


/s/ Braver and Company, P.C.

January 30, 2001
(Except for Note 6, as to which the date is March 23, 2001)

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                                  Balance Sheet
                                December 31, 2000

      ASSETS

Rental property, at cost:
  Land                                                             $  4,426,472
  Building                                                           15,183,276
                                                                   ------------
                                                                     19,609,748
  Less: accumulated depreciation                                        113,550
                                                                   ------------
    Rental property, net                                             19,496,198

Cash                                                                    527,624
Capital improvement reserves                                            835,375
Miscellaneous other assets                                               74,211
                                                                   ------------
    Total assets                                                   $ 20,933,408
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accrued expenses                                                 $     93,851
  Dividends payable                                                     473,668
                                                                   ------------

    Total liabilities                                                   567,519
                                                                   ------------

Commitments (Notes 2, 3, & 4)

Stockholders' equity:
  Preferred stock, $.01 par value per share,
    authorized 231.5 shares, issued and outstanding 231.5 shares              2
  Common stock, $.01 par value per share,
    authorized one share, issued and outstanding one share                   --
Additional paid-in capital                                           21,221,351
Retained deficit and dividends in excess of earnings                   (855,464)
                                                                   ------------

   Total stockholders' equity                                        20,365,889
                                                                   ------------

   Total liabilities and stockholders' equity                      $ 20,933,408
                                                                   ============

                 See accompanying notes to financial statements

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                             Statement of Operations
                       For the Period from August 16, 2000
                    (date of inception) to December 31, 2000

REVENUES:

  Rental income                                                     $   670,322
  Interest                                                               15,035
                                                                    -----------

    Total revenues                                                      685,357
                                                                    -----------

EXPENSES:

  Interest                                                              809,032
  Depreciation                                                          113,550
  Taxes and insurance                                                    80,643
  Administrative                                                         40,523
  Management fees                                                        18,098
  Operating and maintenance                                               5,307
                                                                    -----------

    Total expenses                                                    1,067,153
                                                                    -----------

NET LOSS                                                            $  (381,796)
                                                                    ===========

                 See accompanying notes to financial statements

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                  Statement of Changes in Stockholders' Equity
                       For the Period from August 16, 2000
                    (date of inception) to December 31, 2000

                                                                                      Retained Deficit
                                                                        Additional      and Dividends        Total
                                                                          Paid in         in Excess       Stockholders'
                                      Preferred Stock   Common Stock      Capital        of Earnings         Equity
                                      ---------------   ------------    ----------       -----------         ------
Private offering of 231.5 shares, net   $          2    $         --    $ 21,221,351    $         --     $ 21,221,353

Net loss                                          --              --              --        (381,796)        (381,796)

Dividends                                         --              --              --        (473,668)        (473,668)
                                        ------------    ------------    ------------    ------------     ------------

Balance, December 31, 2000              $          2    $         --    $ 21,221,351    $   (855,464)    $ 20,365,889
                                        ============    ============    ============    ============     ============

                 See accompanying notes to financial statements

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                             Statement of Cash Flows
                       For the Period from August 16, 2000
                    (date of inception) to December 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                         $   (381,796)

Adjustments to reconcile net loss to net cash
  used in operating activities:
    Depreciation                                                        113,550
    Changes in operating assets and liabilities:
    Increase in accounts receivable                                     (61,003)
    Increase in miscellaneous other assets                               80,643
                                                                   ------------
      Net cash used in operating activities                            (248,606)
                                                                   ------------

CASH FLOWS FROM IN VESTING ACTIVITIES:
  Additions to capital improvement reserves                            (835,375)
  Purchase of rental property                                       (19,609,748)
                                                                   ------------
    Net cash used in investing activities                           (20,445,123)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds of issuance of shares, net                                21,221,353
  Proceeds from long-term debt                                       18,900,000
  Principal payments on long-term debt                              (18,900,000)
                                                                   ------------
    Net cash provided by financing activities                        21,221,353
                                                                   ------------

NET INCREASE IN CASH                                                    527,624

CASH BALANCE, beginning of period                                            --
                                                                   ------------

CASH BALANCE, end of period                                        $    527,624
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
  Cash paid during the period for interest                         $    809,032
                                                                   ============

                 See accompanying notes to financial statements

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

      FSP Goldentop Technology Center Corp. was organized on August 16, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate an existing commercial building located in San Diego, California (the "Property"). The Property consists of a two-story R&D/Office/Corporate Headquarters facility containing 141,405 total square feet of space situated on 8 acres of land. The Company acquired the Property on September 22, 2000 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

      In November 2000, the Company completed a private offering of 231.5 shares of preferred stock at $100,000 per share.

METHOD OF ACCOUNTING

      The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

INCOME TAXES

      The Company has maintained and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 95% (90% for 2001) of its REIT taxable income to its shareholders and satisfies certain other requirements. For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $401,000 that can be carried forward until it expires in the year 2020. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the offering of the Company's preferred shares. Such costs, in the amount of $1,928,647, have been reported as a reduction of the private offering proceeds on the Statement of Changes in Stockholders' Equity.

REVENUE RECOGNITION

      Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the lease by $41,524. One tenant occupied 100% of the Property at December 31, 2000.

PROPERTY AND DEPRECIATION

      Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $113,550 for the year ended December 31, 2000.

NOTE 2 -- CAPITAL STOCK

PREFERRED STOCK

      Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

      The Company paid fourth quarter dividends in the amount of $473,668 during January 2001. As such, these dividends have been accrued and reflected in the Statement of Changes in Stockholders' Equity.

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 2 -- CAPITAL STOCK (Continued)

PREFERRED STOCK -- (Continued)

      In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

      Franklin Street Partners Limited Partnership (FSP) is the sole holder of the Company's Common Stock. FSP has the right to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

NOTE 3 -- RELATED PARTY TRANSACTIONS

      A management agreement was executed on September 22, 2000 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 3% of collected revenues. The affiliate's portion of the fees earned was $6,033 for the period with $2,301 owed at December 31, 2000.

      An acquisition fee and other costs totaling $661,909 were paid in 2000 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

      Syndication fees of $1,852,000 were paid in 2000 to an affiliate of the Common Shareholder for services related to syndication of the investor's preferred stock interest.

      During 2000, the Company borrowed and repaid in full:

      Note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $18,900,000 with interest equal to the Citizens Bank base rate (9.50%). Interest paid to the affiliate was $56,657.

      A commitment fee of $752,375 was paid for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 4 -- LEASES

      The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                             Year Ended
                            December 31,          Amount
                            ------------          ------

                               2001           $ 1,947,097
                               2002             2,002,075
                               2003             2,057,053
                               2004             2,115,330
                               2005             2,173,607
                             Thereafter         3,383,958
                                              -----------
                                              $13,679,120
                                              ===========

      In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.

      Upon acquiring the commercial rental property in September 2000, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The lease is from July 1, 2000 to June 30, 2007.

NOTE 5 -- CONCENTRATIONS OF RISK

      For the period ended December 31, 2000, all of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

      The Company maintains its cash accounts at two financial institutions. The balances, at times, may exceed federally insured limits. At December 31, 2000, the Company had cash on deposit exceeding the insured limit by $1,253,732.

NOTE 6 -- SUBSEQUENT EVENT

      On March 23, 2001, a vote was presented to the preferred shareholders to amend the corporate charter whereby allowing the preferred shareholders the sole right to elect the directors of the Company. Such amendment would be effective on the date consent is received from a majority interest of preferred shareholders.

                     FSP Centennial Technology Center Corp.
                              Financial Statements
                               September 30, 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Balance Sheets as of September 30, 2002 and December 31, 2001............. F-182

Statements of Income for the three and nine months ended
September 30, 2002 and 2001............................................... F-183

Statements of Cash Flows for the nine months ended
September 30, 2002 and 2001............................................... F-184

Notes to the Financial Statements......................................... F-185

                     FSP Centennial Technology Center Corp.
                                 Balance Sheets
                                   (unaudited)

                                                    September 30,   December 31,
(in thousands, except shares and par value amounts)    2002           2001
================================================================================
Assets:

Real estate investments, at cost:
  Land                                              $  1,305      $  1,305
  Buildings and improvements                          12,152        12,152

--------------------------------------------------------------------------------
                                                      13,457        13,457

  Less accumulated depreciation                          636           403
--------------------------------------------------------------------------------

    Real estate investments, net                      12,821        13,054

Cash and cash equivalents                                500           535
Cash - funded reserve                                    470           470
Cash - restricted                                         13            13
Prepaid expenses and other assets, net                   199           150
--------------------------------------------------------------------------------

    Total assets                                    $ 14,003      $ 14,222
================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
  Accounts payable and accrued expenses                  116           502
  Tenant Security Deposit                                 13            13

--------------------------------------------------------------------------------

    Total liabilities                                    129           515
--------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
  Preferred Stock, $.01 par value, 158 shares             --            --
    authorized, issued and outstanding
  Common Stock, $.01 par value, 1 share                   --            --
    authorized, issued and outstanding
  Additional paid-in capital                          14,459        14,459
  Retained earnings                                     (585)         (752)
--------------------------------------------------------------------------------

    Total Stockholders' Equity                        13,874        13,707
--------------------------------------------------------------------------------

    Total Liabilities and Stockholders' Equity      $ 14,003      $ 14,222
================================================================================

                 See accompanying notes to financial statements.

                     FSP Centennial Technology Center Corp.
                              Statements of Income
                                   (Unaudited)

                                                       For the          For the
                                                    Three Months      Nine Months
                                                       Ended             Ended
                                                    September 30,     September 30,
                                                   ---------------   ---------------
(in thousands, except shares and per share amounts) 2002    2001      2002     2001
====================================================================================
Revenue:
  Rental                                           $  464   $  418   $1,367   $1,236
  Interest and other                                    4        9       13       29
------------------------------------------------------------------------------------

    Total revenue                                     468      427    1,380    1,265
------------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                            71       62      198      181
  Depreciation and amortization                        78       77      233      231
  Real estate taxes and insurance                      37       65      110      103

------------------------------------------------------------------------------------
    Total expenses                                    186      204      541      515
------------------------------------------------------------------------------------

Net income                                         $  282   $  223   $  839   $  750
====================================================================================

Allocation of net income to:
  Preferred shareholders                           $  282   $  223   $  839   $  750
  Common shareholders                                  --       --       --       --
------------------------------------------------------------------------------------
                                                   $  282   $  223   $  839   $  750
====================================================================================

Weighted average number of shares outstanding,
 basic and diluted
  Preferred shares                                    158      158      158      158
  Common shares                                         1        1        1        1
====================================================================================

Net income per share, basic and diluted
  Preferred shares                                 $1,785   $1,411   $5,310   $4,747
  Common shares                                    $   --   $   --   $   --   $   --
====================================================================================

                 See accompanying notes to financial statements.

                     FSP Centennial Technology Center Corp.
                            Statements of Cash Flows
                                   (Unaudited)

                                                              For the
                                                             Nine months
                                                               Ended
                                                            September 30,
                                                           --------------
(in thousands)                                             2002      2001
================================================================================
Cash flows from operating activities:
  Net income                                               $ 839    $ 750
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization                            233      231
  Changes in operating assets and liabilities:
      Increase in tenant rent receivables                    (43)      (1)
      Increase in prepaid expenses and other assets, net      (6)      --
      Decrease in accounts payable and accrued expenses     (386)     (58)
      Increase in funded reserve                              --      (38)
--------------------------------------------------------------------------------

        Net cash provided by operating activities            637      884
--------------------------------------------------------------------------------

Cash flows from financing activities:
  Distributions to stockholders                             (672)    (658)
--------------------------------------------------------------------------------

        Net cash used for financing activities              (672)    (658)
--------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents         (35)     226

Cash and cash equivalents, beginning of period               535      244
--------------------------------------------------------------------------------

Cash and cash equivalents, end of period                   $ 500      470
================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:
    Interest                                               $  --       --
    Income taxes                                              --       --

                 See accompanying notes to financial statements.

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements
                                   (Unaudited)

1. Organization, Basis of presentation, and Recent Accounting Pronouncements

Organization

FSP Centennial Technology Center Corp. was organized on August 15, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate commercial buildings located in Colorado Springs, Colorado (the "Property"). The Property consists of a single story office buildings containing 110,730 total square feet of space situated on approximately 9 acres of land. The Company acquired the Property on September 28, 2000 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

In December 2000, the Company completed a private offering of 158 shares of preferred stock at $100,000 per share.

Basis of Presentation

These financial statements should be read in conjunction with the Company's financial statements and notes thereto contained in the Company's annual financial statement for its fiscal year ended December 31, 2001.

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included. The results of operations for the interim periods are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for sale" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on the Company's financial position and cash flows.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements
                                   (Unaudited)

2. Income Taxes

The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

For the year ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $461,000 that can be carried forward until it expires in the year 2020.

3. Related Party Transactions

A management agreement was executed on September 28, 2000 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of collected revenues. For the three months ended September 30, 2002 and 2001, respectively, fees earned under the agreement were $4,248 and $3,900. For the nine months ended September 30, 2002 and 2001 respectively, fees earned under the agreement were $12,730 and $11,700.

4. Net Income Per Share

The Company follows SFAS No. 128, "Earnings per Share," which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares/units. There were no potential dilutive shares outstanding at September 30, 2002 and 2001.

The denominator used for calculating basic and diluted net income per share is as follows

                                               For the Three Months Ended    For the Nine Months Ended
                                                     September 30,                 September 30,
                                               --------------------------    -------------------------
                                                  2002            2001         2002            2001
                                               --------         ---------    --------        ---------
Weighted average number of shares outstanding:
  Common shares                                     1              1              1             1
  Preferred shares                                158            158            158           158

                            FSP CENTENNIAL TECHNOLOGY
                                  CENTER CORP.
                            (A DELAWARE CORPORATION)
                                DECEMBER 31, 2001


                                    CONTENTS
                                                                           PAGE

Independent auditors' report                                               F-188

Financial statements:

    Balance sheet                                                          F-189

    Statement of operations                                                F-190

    Statement of changes in stockholders' equity                           F-191

    Statement of cash flows                                                F-192

Notes accompanying financial statements                                    F-193

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Centennial Technology Center Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Centennial Technology Center Corp. (a Delaware Corporation) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Centennial Technology Center Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.

February 1, 2002

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                             $  1,305,212
  Building                                                           12,151,941
                                                                   ------------

                                                                     13,457,153
  Less: accumulated depreciation                                        402,469
                                                                   ------------

    Rental property, net                                             13,054,684

Cash                                                                    547,460
Capital improvement reserves                                            469,500
Miscellaneous other assets                                              150,325
                                                                   ------------

    Total assets                                                     14,221,970
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses                                 152,904
  Dividends payable                                                     328,798
  Due to affiliate                                                       20,039
  Security deposits                                                      13,148
                                                                   ------------

    Total liabilities                                                   514,889
                                                                   ------------

Stockholders' equity:
  Preferred stock, $.01 par value per share,
    authorized 158 shares, issued and outstanding 158 shares                  2
  Common stock, $.01 par value per share,
    authorized one share, issued and outstanding one share                   --
  Additional paid-in capital                                         14,459,519
  Retained deficit and dividends in excess of earnings                 (752,440)
                                                                   ------------

    Total stockholders' equity                                       13,707,081
                                                                   ------------

    Total liabilities and stockholders' equity                     $ 14,221,970
                                                                   ============

                 See accompanying notes to financial statements

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

REVENUES:

  Rental income                                                       $1,816,929
  Interest                                                                37,047
                                                                      ----------

    Total revenues                                                     1,853,976
                                                                      ----------

EXPENSES:

  Administrative                                                          23,580
  Depreciation                                                           311,589
  Management fees                                                         60,949
  Operating and maintenance                                              152,872
  Taxes and insurance                                                    137,150
                                                                      ----------

    Total expenses                                                       686,140
                                                                      ----------

NET INCOME                                                            $1,167,836
                                                                      ==========

                 See accompanying notes to financial statements

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                          YEAR ENDED DECEMBER 31, 2001

                                                                               Retained Deficit
                                                                 Additional      and Dividends        Total
                                                                   Paid-in         in Excess       Stockholders'
                            Preferred Stock    Common Stock        Capital        of Earnings         Equity
                            ---------------    ------------      ----------       -----------         ------
Balance, December 31, 2000               2              --       14,459,519          (602,398)      13,857,123

Net income                              --              --               --         1,167,836        1,167,836

Dividends                               --              --               --        (1,317,878)      (1,317,878)
                              ------------    ------------     ------------      ------------     ------------

Balance, December 31, 2001    $          2    $         --     $ 14,459,519      $   (752,440)    $ 13,707,081
                              ============    ============     ============      ============     ============

                 See accompanying notes to financial statements

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:

  Net income                                                        $ 1,167,836

Adjustments to reconcile net income to net cash
  provided by operating activities:
    Depreciation                                                        311,589
  Changes in operating assets and liabilities:
    Increase in miscellaneous other assets                             (147,121)
    Increase in accounts a able and accrued expenses                     85,004
                                                                    -----------

      Net cash provided by operating activities                       1,417,308
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:

  Dividends paid                                                     (1,113,601)
                                                                    -----------

    Net cash used in financing activities                            (1,113,601)
                                                                    -----------

NET INCREASE IN CASH                                                    303,707

CASH BALANCE, beginning of year                                         243,753
                                                                    -----------

CASH BALANCE, end of year                                           $   547,460
                                                                    ===========

                 See accompanying notes to financial statements

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   ORGANIZATION

   FSP Centennial Technology Center Corp. was organized on August 15, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate commercial buildings located in Colorado Springs, Colorado (the "Property"). The Property consists of two flex office buildings containing 110,730 total square feet of space situated on approximately 9 acres of land. The Company acquired the Property on September 28, 2000 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

   In December 2000, the Company completed a private offering of 158 shares of preferred stock at $100,000 per share.

   METHOD OF ACCOUNTING

   The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

   CASH AND CASH EQUIVALENTS

   For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

   INCOME TAXES

   The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

   For the year ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $461,000 that can be carried forward until it expires in the year 2020.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   SYNDICATION FEES

   Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,340,489, have been reported as a reduction in the Stockholders' Equity.

   REVENUE RECOGNITION

   Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the leases by $130,974. Rental payments received in advance are deferred until earned.

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

   PROPERTY AND DEPRECIATION

   Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $311,589 for the year ended December 31, 2001.

2. CAPITAL STOCK:

   PREFERRED STOCK

   Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

   The Company declared a dividend in December 2001 to holders of record on December 31, 2001. These dividends, in the amount of $328,798, were paid in 2002 and have been accrued and reflected in Stockholders' Equity.

   In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

   During 2001, a majority interest of Preferred Stockholders voted to amend the corporate charter whereby allowing the Preferred Stockholders the right to elect and make certain changes to the Board of Directors.

   COMMON STOCK

   Franklin Street Properties Corp. (FSP), formerly Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

3. RELATED PARTY TRANSACTIONS:

   A management agreement was executed on September 28, 2000 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of collected revenues. The affiliate's portion of the fees earned and paid was $21,638 for the year ended at December 31, 2001.

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS


3. RELATED PARTY TRANSACTIONS: (CONTINUED)

   Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4. LEASES:

   The Company, as lessor, has minimum future rentals due under a noncancellable operating lease as follows:

                            Year Ended
                            December 31,         Amount
                            ------------         ------

                                2002            1,374,415
                                2003            1,391,207
                                2004            1,304,652
                                2005            1,177,155
                                2006            1,226,393
                              Thereafter        4,038,384
                                              -----------
                                              $10,512,206
                                              ===========

   In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

   Upon acquiring the commercial rental property in September 2000, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from five to ten years with renewal options.

5. CONCENTRATIONS OF RISK:

   For the period ended December 31, 2001, more than 80% of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

   The Company maintains its cash accounts at one financial institution. The balances, at times, may exceed federally insured limits. At December 31, 2001, the Company had cash on deposit exceeding the insured limit by $922,533.

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                       For the Period from August 15, 2000
                    (date of inception) to December 31, 2000


                                    CONTENTS

--------------------------------------------------------------------------------

                                                                           Page

Independent Auditors' Report                                               F-197

Financial Statements:

     Balance Sheet                                                         F-198

     Statement of Operations                                               F-199

     Statement of Changes in Stockholders' Equity                          F-200

     Statement of Cash Flows                                               F-201

     Notes to Financial Statements                                         F-202

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Centennial Technology Center Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Centennial Technology Center Corp. (a Delaware Corporation) as of December 31, 2000 and the related statements of income, changes in stockholders' equity and cash flows for the period from August 15, 2000 (date of inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Centennial Technology Center Corp. (a Delaware Corporation) at December 31, 2000, and the results of its operations and its cash flows for the period from August 15, 2000 (date of inception) to December 31, 2000, in conformity with generally accepted accounting principles.


/s/ Braver and Company, P.C.

January 30, 2001
(Except for Note 6, as to which the date is March 23, 2001)

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                                  Balance Sheet
                                December 31, 2000

      ASSETS

Rental property, at cost:
  Land                                                             $  1,305,212
  Building                                                           12,151,941
                                                                   ------------
                                                                     13,457,153
  Less: accumulated depreciation                                         90,880
                                                                   ------------
    Rental property, net                                             13,366,273

Cash                                                                    243,753
Capital improvement reserves                                            469,500
Miscellaneous other assets                                                3,205
                                                                   ------------

    Total assets                                                   $ 14,082,731
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accrued expenses                                                 $     67,900
  Due to affiliate                                                       20,039
  Tenant security deposit                                                13,148
  Dividends payable                                                     124,521
                                                                   ------------

    Total liabilities                                                   225,608
                                                                   ------------

Commitments (Notes 2, 3, & 4)

Stockholders' equity:
  Preferred stock, $.01 par value per share,
    authorized 158 shares, issued and outstanding 158 shares                  2
  Common stock, $.01 par value per share,
    authorized one share, issued and outstanding one share                   --
  Additional paid-in capital                                         14,459,519
  Retained deficit and dividends in excess of earnings                 (602,398)
                                                                   ------------

   Total stockholders' equity                                        13,857,123
                                                                   ------------

   Total liabilities and stockholders' equity                      $ 14,082,731
                                                                   ============

                 See accompanying notes to financial statements

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                             Statement of Operations
                       For the Period from August 15, 2000
                    (date of inception) to December 31, 2000

REVENUES:

  Rental income                                                       $ 414,262
  Interest                                                                4,500
                                                                      ---------

    Total revenues                                                      418,762
                                                                      ---------

EXPENSES:

  Interest                                                              698,202
  Depreciation                                                           90,880
  Administrative                                                         36,061
  Operating and maintenance                                              28,692
  Taxes and insurance                                                    26,662
  Management fees                                                        16,142
                                                                      ---------

    Total expenses                                                      896,639
                                                                      ---------

NET LOSS                                                              $(477,877)
                                                                      =========

                 See accompanying notes to financial statements

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                  Statement of Changes in Stockholders' Equity
                       For the Period from August 15, 2000
                    (date of inception) to December 31, 2000

                                                                                     Retained Deficit
                                                                       Additional      and Dividends        Total
                                                                         Paid in         in Excess       Stockholders'
                                     Preferred Stock   Common Stock      Capital        of Earnings         Equity
                                     ---------------   ------------    ----------       -----------         ------
Private offering of 158 shares, net    $          2    $         --    $ 14,459,519    $         --     $ 14,459,521

Net loss                                         --              --              --        (477,877)        (477,877)

Dividends                                        --              --              --        (124,521)        (124,521)
                                       ------------    ------------    ------------    ------------     ------------

Balance, December 31, 2000             $          2    $         --    $ 14,459,519    $   (602,398)    $ 13,857,123
                                       ============    ============    ============    ============     ============


                 See accompanying notes to financial statements

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                             Statement of Cash Flows
                       For the Period from August 15, 2000
                    (date of inception) to December 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                         $   (477,877)

Adjustments to reconcile net loss to net cash
  used in operating activities:
    Depreciation                                                         90,880
    Changes in operating assets and liabilities:
    Increase in miscellaneous other assets                               (3,205)
    Increase in accrued expenses                                         67,900
    Increase in due from affiliate                                       20,039
    Increase in tenant security deposits                                 13,148
                                                                   ------------
      Net cash used in operating activities                            (289,115)
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to capital improvement reserves                            (469,500)
  Purchase of rental property                                       (13,457,153)
                                                                   ------------
    Net cash used in investing activities                           (13,926,653)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds of issuance of shares, net                                14,459,521
  Proceeds from long-term debt                                       13,000,000
  Principal payments on long-term debt                              (13,000,000)
                                                                   ------------
    Net cash provided by financing activities                        14,459,521
                                                                   ------------

NET INCREASE IN CASH                                                    243,753

CASH BALANCE, beginning of period                                            --
                                                                   ------------

CASH BALANCE, end of period                                        $    243,753
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
   Cash paid during the period for interest                        $    698,202
                                                                   ============

                 See accompanying notes to financial statements

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

      FSP Centennial Technology Center Corp. was organized on August 15, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate commercial buildings located in Colorado Springs, Colorado (the "Property"). The Property consists of two flex office buildings containing 110,730 total square feet of space situated on approximately 9 acres of land. The Company acquired the Property on September 28, 2000 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes. In December 2000, the Company completed a private offering of 158 shares of preferred stock at $100,000 per share.

METHOD OF ACCOUNTING

      The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

INCOME TAXES

      The Company has maintained and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 95% (90% for 2001) of its REIT taxable income to its shareholders and satisfies certain other requirements. For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $461,000 that can be carried forward until it expires in the year 2020. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the offering of the Company's preferred shares. Such costs, in the amount of $1,340,489, have been reported as a reduction of the private offering proceeds on the Statement of Changes in Stockholders' Equity.

REVENUE RECOGNITION

      Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis did not materially differ from income that would have accrued in accordance with the leases. Three tenants occupied 100% of the Property with the Company's major tenant leasing over 80% of the space at December 31, 2000.

PROPERTY AND DEPRECIATION

      Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $90,880 for the period ended December 31, 2000.

NOTE 2 -- CAPITAL STOCK

PREFERRED STOCK

      Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

      The Company paid fourth quarter dividends in the amount of $124,521 during January 2001. As such, these dividends have been accrued and reflected in the Statement of Changes in Stockholders' Equity.

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 2 -- CAPITAL STOCK (Continued)

PREFERRED STOCK -- (Continued)

      In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

      Franklin Street Partners Limited Partnership (FSP) is the sole holder of the Company's Common Stock. FSP has the right to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

NOTE 3 -- RELATED PARTY TRANSACTIONS

      A management agreement was executed on September 28, 2000 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 3.75% of collected revenues. The affiliate's portion of the fees earned was $4,304 for the period with $0 owed at December 31, 2000.

      An acquisition fee and other costs totaling $367,356 were paid in 2000 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

      Syndication fees of $1,264,000 were paid in 2000 to an affiliate of the Common Shareholder for services related to syndication of the investor's preferred stock interest.

      During 2000, the Company borrowed and repaid in full:

      Note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $13,000,000 with interest equal to the Citizens Bank base rate (7.870%). Interest paid to the affiliate was $172,744.

      A commitment fee of $513,500 was paid for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 4 -- LEASES

      The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                             Year Ended
                            December 31,         Amount
                            ------------         ------
                               2001           $ 1,322,088
                               2002             1,374,415
                               2003             1,391,207
                               2004             1,304,652
                               2005             1,177,155
                            Thereafter          5,264,777
                                              -----------
                                              $11,834,294
                                              ===========

      In addition, the lessees are liable for real estate taxes and operating expenses.

      Upon acquiring the commercial rental property in September 2000, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from five to ten years with renewal options.

NOTE 5 -- CONCENTRATIONS OF RISK

      For the period ended December 31, 2000, more than 80% of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

      The Company maintains its cash accounts at one financial institution. The balances, at times, may exceed federally insured limits. At December 31, 2000, the Company had cash on deposit exceeding the insured limit by $677,847.

NOTE 6 -- SUBSEQUENT EVENT

      On March 23, 2001, a vote was presented to the preferred shareholders to amend the corporate charter whereby allowing the preferred shareholders the sole right to elect the directors of the Company. Such amendment would be effective on the date consent is received from a majority interest of preferred shareholders.

                             FSP Meadow Point Corp.
                              Financial Statements
                               September 30, 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Balance Sheets as of September 30, 2002 and December 31, 2001............. F-207

Statements of Operations for the nine months ended September 30, 2002 and 2001................................................................ F-208

Statements of Cash Flows for the nine months ended September 30, 2002 and 2001................................................................ F-209

Notes to the Financial Statements......................................... F-210

                             FSP Meadow Point Corp.
                                 Balance Sheets
                                   (unaudited)

                                                    September 30,   December 31,
(in thousands, except shares and par value amounts)     2002            2001
================================================================================
Assets:

Real estate investments, at cost:
  Land                                                $  2,126         $  2,126
  Buildings and improvements                            19,632           19,625

--------------------------------------------------------------------------------
                                                        21,758           21,751

  Less accumulated depreciation                            776              398
--------------------------------------------------------------------------------

Real estate investments, net                            20,982           21,353

Cash and cash equivalents                                  803              607
Cash - funded reserve                                      896              896
Cash - restricted                                          271              268
Prepaid expenses and other assets, net                     563              293
--------------------------------------------------------------------------------

    Total assets                                      $ 23,515         $ 23,417
================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
  Accounts payable and accrued expenses                    209              641
  Tenant security deposits                                 271              268
--------------------------------------------------------------------------------

    Total liabilities                                      480              909
--------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
  Preferred Stock, $.01 par value, 257.5 shares
    authorized, issued and outstanding                      --               --
  Common Stock, $.01 par value, 1 share
    authorized, issued and outstanding                      --               --
  Additional paid-in capital                            23,624           23,624
  Retained earnings                                       (589)          (1,116)
--------------------------------------------------------------------------------

    Total Stockholders' Equity                          23,035           22,508
--------------------------------------------------------------------------------
    Total Liabilities and Stockholders' Equity        $ 23,515         $ 23,417
================================================================================

                 See accompanying notes to financial statements.

                             FSP Meadow Point Corp.
                            Statements of Operations
                                   (Unaudited)

                                                      For the         For the
                                                    Three Months    Nine Months   For the Period
                                                       Ended           Ended      January 4, 2001-
                                                    September 30,   September 30,  September 30,
                                                    -------------   -------------  -------------
(in thousands, except shares and per share amounts)  2002     2001      2002           2001
==================================================================================================
Revenue:
  Rental                                           $   91   $  790     $ 2,782        $ 1,724
  Interest and other                                    7       15          23             27
--------------------------------------------------------------------------------------------------

    Total revenue                                     988      805       2,805          1,751
--------------------------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                           220      213         624            438
  Depreciation and amortization                       126      126         377            147
  Real estate taxes and insurance                      81       78         230            246
  Interest                                             --       --          --          1,048
--------------------------------------------------------------------------------------------------

    Total expenses                                    427      417       1,231          1,878
--------------------------------------------------------------------------------------------------

Net income (loss)                                  $  561   $  388     $ 1,574        $  (127)
==================================================================================================

Allocation of net income (loss) to:
  Preferred shareholders                           $  561   $  388     $ 1,574        $  (127)
  Common shareholders                                  --       --          --             --
--------------------------------------------------------------------------------------------------
                                                   $  561   $  388     $ 1,574        $  (127)
==================================================================================================

  Weighted average number of shares outstanding,
    basic and diluted
      Preferred shares                              257.5    257.5       257.5          257.5
      Common shares                                     1        1           1              1
==================================================================================================

  Net income (loss) per share, basic and diluted
    Preferred shares                               $2,179   $1,507     $ 6,113        $  (493)
    Common shares                                  $   --        $           $            - $
==================================================================================================

                 See accompanying notes to financial statements.

                             FSP Meadow Point Corp.
                            Statements of Cash Flows
                                   (Unaudited)

                                                                            For the
                                                                           Six months
                                                                             Ended
                                                                          September 30,
                                                                      -------------------
(in thousands)                                                          2002        2001
=========================================================================================

Cash flows from operating activities:
  Net income (loss)                                                   $ 1,574    $   (127)
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation and amortization                                       377         147
  Changes in operating assets and liabilities:
      (Increase) Decrease in prepaid expenses and other assets, net      (270)         22
      (Decrease) Increase in accounts payable and accrued expenses       (432)        193
      Increase in restricted cash                                          (3)       (267)
      Increase in tenant deposits                                           3         267
-----------------------------------------------------------------------------------------
        Net cash provided by operating activities                       1,249         235
-----------------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchase of real estate assets                                           (7)    (21,751)
  Additions to capital improvement reserves                                --      (1,116)
-----------------------------------------------------------------------------------------

        Net cash (used for) provided by investing activities               (7)    (22,867)
-----------------------------------------------------------------------------------------

Cash flows from financing activities:
  Distributions to stockholders/partners                               (1,046)       (519)
  Proceeds of issuance of shares                                           --      23,647

-----------------------------------------------------------------------------------------

        Net cash provided by (used for) financing activities           (1,046)     23,128
-----------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                      196         496

Cash and cash equivalents, beginning of period                            607          --
-----------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                              $   803    $    496
=========================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:
    Interest                                                          $    --    $  1,048
    Income taxes                                                           --          --

                 See accompanying notes to financial statements.

                             FSP Meadow Point Corp.
                          Notes to Financial Statements
                                   (Unaudited)

1. Organization, Basis of presentation, and Recent Accounting Pronouncements

Organization

FSP Meadow Point Corp. was organized on January 24, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial buildings located in Chantilly, Virginia (the "Property"). The Property consists of a five-story Class "A" suburban office building containing 134,850 total square feet located on approximately 6.3 acres of land. The Company acquired the Property on March 15, 2001 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

In March 2001, the Company completed a private offering of 257.5 shares of preferred stock at $100,000 per share.

Basis of Presentation

These financial statements should be read in conjunction with the Company's financial statements and notes thereto contained in the Company's annual financial statements for its fiscal year ended December 31, 2001.

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included. The results of operations for the interim periods are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for sale" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on the Company's financial position and cash flows.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                             FSP Meadow Point Corp.
                          Notes to Financial Statements
                                   (Unaudited)

2. Income Taxes

The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

3. Related Party Transactions

Franklin Street Properties Corp. (FSP), formerly known as Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

A management agreement was executed on March 15, 2001 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a management fee equal to 1% of collected revenues. For the three months ended September 30, 2002 and 2001, respectively, fees earned under the agreement were $8,160 and $6,000. For the nine months ended September 30, 2002 and 2001 respectively, fees earned under the agreement were $24,480 and $10,800.

Acquistion fee and other costs totaling $623,000 were paid in 2001 to an affiliate of the Common Shareholder. Such fees are included in the cost of the real estate.

Syndication fees of $2,060,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the investor's preferred stock interest.

A cash dividend in the amount of $13,000 during 2001 was paid to the Common Shareholder prior to the completion of the offering of Shares.

A commitment fee of $966,000 was paid to an affiliate of the Common Shareholder for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

During 2001, the Company borrowed and repaid in full a note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $21,000,000 with interest equal to the Citizens Bank of Massachusetts base rate. Interest paid to the affiliate was $82,000.

4. Net Income Per Share

The Company follows SFAS No. 128, "Earnings per Share," which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at September 30, 2002 and 2001.

                             FSP Meadow Point Corp.
                          Notes to Financial Statements
                                   (Unaudited)

The denominator used for calculating basic and diluted net income per share is as follows:

                                    For the Three Months    For the Nine Months
                                            Ended                  Ended
                                        September 30,          September 30,
                                    --------------------    --------------------
                                      2002        2001        2002        2001
                                    --------      ------    --------------------
Weighted average number of
shares/units outstanding:
  Common shares                            1           1          1           1
  Preferred shares                     257.5       257.5      257.5       257.5

                             FSP MEADOW POINT CORP.
                            (A DELAWARE CORPORATION)
                              FINANCIAL STATEMENTS
                          PERIOD FROM JANUARY 24, 2001
                               (DATE OF INCEPTION)
                              TO DECEMBER 31, 2001


                                    CONTENTS

                                                                           PAGE

Independent auditors' report                                               F-214

Financial statements:

    Balance sheet                                                          F-215

    Statement of operations                                                F-216

    Statement of changes in stockholders' equity                           F-217

    Statement of cash flows                                                F-218

Notes accompanying financial statements                                    F-219

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Meadow Point Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Meadow Point Corp. (a Delaware Corporation) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the period from January 24, 2001 (date of inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Meadow Point Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the period from January 24, 2001 (date of inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.

February 1, 2002

                 FSP MEADOW POINT CORP. (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                             $  2,126,482
  Building                                                           19,624,795
                                                                   ------------

                                                                     21,751,277
  Less: accumulated depreciation                                        398,367
                                                                   ------------

    Rental property, net                                             21,352,910

Cash                                                                    874,861
Capital improvement reserves                                            895,875
Miscellaneous other assets                                              292,962
                                                                   ------------

    Total assets                                                     23,416,608
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses                                 116,406
  Dividends payable                                                     511,138
  Due to tenants                                                          1,250
  Due to affiliate                                                       11,660
  Security deposits                                                     268,193
                                                                   ------------

    Total liabilities                                                   908,647
                                                                   ------------

Stockholders' equity:
  Preferred stock, $.01 par value per share;
    authorized 257.5 shares; issued and outstanding 257.5 shares              3
  Common stock, $.01 par value per share;
    authorized one share; issued and outstanding one share                   --
  Additional paid-in capital                                         23,624,289
  Retained deficit and dividends in excess of earnings               (1,116,331)
                                                                   ------------

    Total stockholders' equity                                       22,507,961
                                                                   ------------

    Total liabilities and stockholders' equity                     $ 23,416,608
                                                                   ============

                 See accompanying notes to financial statements

                             FSP MEADOW POINT CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATIONS
      PERIOD FROM JANUARY 24, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

REVENUES:

  Rental income                                                       $2,787,784
  Interest                                                                36,947
                                                                      ----------

    Total revenues                                                     2,824,731
                                                                      ----------

EXPENSES:

  Administrative                                                         194,347
  Depreciation                                                           398,367
  Interest                                                             1,047,291
  Management fees                                                        100,085
  Operating and maintenance                                              411,492
  Taxes and insurance                                                    254,712
                                                                      ----------

    Total expenses                                                     2,406,294
                                                                      ----------

NET INCOME                                                            $  418,437
                                                                      ==========

                 See accompanying notes to financial statements

                             FSP MEADOW POINT CORP.
                            (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
      PERIOD FROM JANUARY 24, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

                                                                                         Retained Deficit
                                                                           Additional      and Dividends        Total
                                                                             Paid-in         in Excess       Stockholders'
                                       Preferred Stock   Common Stock        Capital        of Earnings         Equity
                                       ---------------   ------------      ----------       -----------         ------
Private offering of 257.5 shares, net    $          3    $         --     $ 23,624,289     $         --     $ 23,624,292

Net income                                         --              --              --           418,437          418,437

Dividends                                          --              --              --        (1,534,768)      (1,534,768)
                                         ------------    ------------     ------------     ------------     ------------

Balance, December 31, 2001               $          3    $         --     $ 23,624,289     $ (1,116,331)    $ 22,507,961
                                         ============    ============     ============     ============     ============

                 See accompanying notes to financial statements

                             FSP MEADOW POINT CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOWS
      PERIOD FROM JANUARY 24, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:

  Net Income                                                       $    418,437

Adjustments to reconcile net loss to net cash
  provided by operating activities:
    Depreciation                                                        398,367
  Changes in operating assets and liabilities:
    Increase in miscellaneous other assets                             (292,962)
    Increase in accounts payable and accrued expenses                   116,406
    Increase in due to tenants                                            1,250
    Increase in due to affiliates                                        11,660
    Increase in security deposits                                       268,193
                                                                   ------------

      Net cash provided by operating activities                         921,351
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:

  Additions to capital improvement reserves                            (895,875)
  Purchase of rental property                                       (21,751,277)
                                                                   ------------

      Net cash used in investing activities                         (22,647,152)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:

  Proceeds of issuance of shares                                     25,750,003
  Syndication costs incurred                                         (2,125,711)
  Dividends paid                                                     (1,023,630)
  Proceeds from promissory note                                      21,000,000
  Repayment of promissory note                                      (21,000,000)
                                                                   ------------

      Net cash provided by financing activities                      22,600,662
                                                                   ------------

NET INCREASE IN CASH                                                    874,861

CASH BALANCE, beginning of period                                            --
                                                                   ------------

CASH BALANCE, end of period                                        $    874,861
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
  Cash paid during the period for interest                         $  1,047,291
                                                                   ============

                 See accompanying notes to financial statements

                             FSP MEADOW POINT CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    ORGANIZATION

    FSP Meadow Point Corp. was organized on January 24, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial building located in Chantilly, Virginia (the "Property"). The Property consists of a five-story Class "A" suburban office building containing 134,850 square feet located on approximately 6.3 acres of land. The Company acquired the Property on March 15, 2001 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

    In March 2001, the Company completed a private offering of 257.5 shares of preferred stock at $100,000 per share.

    METHOD OF ACCOUNTING

    The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

    CASH AND CASH EQUIVALENTS

    For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

    INCOME TAXES

    The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    SYNDICATION FEES

    Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $2,125,708 have been reported as a reduction in the Stockholders' Equity.

    REVENUE RECOGNITION

    Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis, differed from income that would have accrued in accordance with the lease by $267,172 in 2001.

                             FSP MEADOW POINT CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

    PROPERTY AND DEPRECIATION

    Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $398,367 for the period ended December 31, 2001.

2.  CAPITAL STOCK:

    PREFERRED STOCK

    Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the. holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

    The Company declared a dividend in December 2001 to holders on record on December 31, 2001. These dividends, in the amount of $511,138, were paid in 2002 and have been accrued and reflected in Stockholders' Equity.

    In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter, and vote on the election and certain changes to the Board of Directors. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have the right, as one class together with the holder of Common Stock, to vote to elect the directors of the company. Holders of Shares have no redemption or conversion rights.

    COMMON STOCK

    Franklin Street Properties Corp. (FSP), formerly Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. After completion of the offering of Shares, the Company shall not declare or pay any cash dividends on shares of Common Stock.

3.  RELATED PARTY TRANSACTIONS:

    A management agreement was executed on March 15, 2001 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of collected revenues. The affiliate's portion of the fees earned and paid was $25,552 for the period ended December 31, 2001.

    Acquisition fee and other costs totaling $623,212 were paid in 2001 to an affiliate of the Common Shareholder. Such fees are included in the cost of the real estate,

                             FSP MEADOW POINT CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

3.  RELATED PARTY TRANSACTIONS: (CONTINUED)

    Syndication fees of $2,060,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the investor's preferred stock interest.

    A cash dividend in the amount of $13,200 during 2001 was paid to the Common Shareholder prior to the completion of the offering of Shares.

    A commitment fee of $965,625 was paid to an affiliate of the Common Shareholder for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

    During 2001, the Company borrowed and repaid in full a note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $21,000,000 with interest equal to the Citizens Bank of Massachusetts base rate. Interest paid to the affiliate was $81,667.

    Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4.  LEASES:

    The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                             Year Ended
                            December 31,         Amount
                            ------------         ------

                               2002           $ 3,213,525
                               2003             3,294,132
                               2004             3,376,198
                               2005             3,460,831
                               2006             3,546,923
                             Thereafter        10,866,844
                                              -----------
                                              $27,758,453
                                              ===========

    In addition, the lessees are liable for real estate taxes and operating expenses as direct operating expenses to the lessees.

    Upon acquiring the commercial rental property in March 2001, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from five to ten years with renewal options.

5.  CONCENTRATIONS OF RISK:

    For the period ended December 31, 2001, 99% of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

    The Company maintains its cash accounts at one financial institution. The balances, at times, may exceed federally insured limits. At December 31, 2001, the Company had cash on deposit exceeding the insured limit by $1,688,070.

                              FSP Timberlake Corp.
                              Financial Statements
                               September 30, 2002

                                Table of Contents

Financial Statements

Balance Sheets as of September 30, 2002 and December 31, 2001............. F-223

Statements of Operations for the nine months ended September 30, 2002 and 2001................................................................ F-224

Statements of Cash Flows for the nine months ended September 30, 2002 and 2001................................................................ F-225

Notes to the Financial Statements......................................... F-226

                              FSP Timberlake Corp.
                                 Balance Sheets
                                   (Unaudited)
                                                    September 30,   December 31,
(in thousands, except shares and par value amounts)     2002            2001
================================================================================

Assets:

Real estate investments, at cost:
  Land                                                $  2,831        $  2,831
  Buildings and improvements                            40,717          40,714

--------------------------------------------------------------------------------
                                                        43,548          43,545

  Less accumulated depreciation                          1,435             652
--------------------------------------------------------------------------------

    Real estate investments, net                        42,113          42,893

Cash and cash equivalents                                1,599             949
Cash - funded reserve                                    1,759           1,787
Restricted Cash                                              8               8
Tenant rent receivables                                    475             344
Prepaid expenses and other assets, net                      46               3
--------------------------------------------------------------------------------

    Total assets                                      $ 46,000        $ 45,984
================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
  Accounts payable and accrued expenses                    619              80
  Dividends payable                                         --           1,022
  Security Deposits                                          8               8
--------------------------------------------------------------------------------

    Total liabilities                                      627           1,110
--------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
  Preferred Stock, $.01 par value per share; 515
    shares authorized, issued and outstanding               --              --
  Common Stock, $.01 par value per share, 1
    share authorized, issued and outstanding                --              --
  Additional paid-in capital                            47,253          47,253
  Retained earnings                                     (1,880)         (2,379)
--------------------------------------------------------------------------------

    Total Stockholders' Equity                          45,373          44,874
--------------------------------------------------------------------------------

    Total Liabilities and Stockholders' Equity        $ 46,000        $ 45,984
================================================================================

                 See accompanying notes to financial statements.

                              FSP Timberlake Corp.
                            Statements of Operations
                                   (Unaudited)

                                                          For the              For the
                                                       Three Months          Nine Months    For the Period
                                                           Ended                Ended       April 17, 2001-
                                                       September 30,        September 30,    September 30,
                                                       -------------        -------------    -------------
(in thousands, except shares and per share amounts)  2002        2001           2002             2001
==========================================================================================================
Revenue:
  Rental                                           $  1,505   $  1,391       $  4,524        $  1,955
  Interest and other                                     10         18             30              20
----------------------------------------------------------------------------------------------------------
    Total revenue                                     1,515      1,409          4,554           1,975
----------------------------------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                             236        282            663             361
  Depreciation and amortization                         262        361            785             434
  Real estate taxes and insurance                       206        189            608             259
  Interest                                               --         --             --           2,060
----------------------------------------------------------------------------------------------------------

    Total expenses                                      704        832          2,056           3,114
----------------------------------------------------------------------------------------------------------

Net income (loss)                                  $    811   $    577       $  2,498        $ (1,139)
==========================================================================================================

Allocation of net income (loss) to:
  Preferred shareholders                           $    811   $    577       $  2,498        $ (1,139)
  Common shareholders                                    --         --             --              --
----------------------------------------------------------------------------------------------------------
                                                   $    811   $    577       $  2,498        $ (1,139)
==========================================================================================================

  Weighted average number of shares outstanding,
    basic and diluted
      Preferred shares                                  515        515            515             515
      Common shares                                       1          1              1               1
==========================================================================================================


  Net income (loss) per share, basic and diluted
    Preferred shares                               $  1,575   $  1,120       $  4,850        $ (2,212)
    Common shares                                  $     --   $     --       $     --        $     --
==========================================================================================================

                 See accompanying notes to financial statements.

                              FSP Timberlake Corp.
                            Statements of Cash Flows
                                   (Unaudited)

                                                               For the
                                                              Nine Months    For the Period
                                                                Ended        April 17, 2001-
                                                             September 30,   September 30,
                                                             -------------   -------------
(in thousands)                                                   2002            2001
==========================================================================================

Cash flows from operating activities:
  Net income (loss)                                            $ 2,498        $ (1,139)
  Adjustments to reconcile net income (loss) to net cash
    provided by operating activities:
      Depreciation and amortization                                  785             434
  Changes in operating assets and liabilities:
      (Increase) in prepaid expenses and other assets, net         (36)            (78)
      Increase in accounts payable and accrued expenses            539             570
      Decrease in dividends payable                             (1,021)             --
      Increase in tenant receivables                              (141)            (18)
      Restricted cash                                               --              (8)
      Tenant deposits                                               --               8

------------------------------------------------------------------------------------------

        Net cash provided by operating activities                2,624            (231)
------------------------------------------------------------------------------------------

Cash flows from investing activities:
  Establish funded reserves                                         28          (2,205)
  Purchase of rental property                                       (3)        (43,539)
------------------------------------------------------------------------------------------

        Net cash (used for) provided by investing activities        25         (45,744)
------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Distributions to stockholders                                 (1,999)           (204)
  Proceeds of issuance of shares                                    --          47,219
------------------------------------------------------------------------------------------

        Net cash (used for) provided by financing activities    (1,999)         47,015
------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                          650           1,040

Cash and cash equivalents, beginning of period                     949              --
------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                       $ 1,599        $  1,040
==========================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:
    Interest                                                   $    --        $  2,060
    Income taxes                                                    --

                 See accompanying notes to financial statements.

                              FSP Timberlake Corp.
                          Notes to Financial Statements
                                   (Unaudited)

1. Organization, Basis of presentation, and Recent Accounting Pronouncements

Organization

FSP Timberlake Corp. was organized on April 17, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial building located in Chesterfield, Missouri (the "Property"). The Property consists of two five-story Class "A" suburban office buildings containing 232,722 square feet located on 11.5 acres of land. The Company acquired the Property on May 24, 2001 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

In July 2001, the Company completed a private offering of 515 shares of preferred stock at $100,000 per share.

Basis of Presentation

These financial statements should be read in conjunction with the Company's financial statements and notes thereto contained in the Company's annual financial statements for its fiscal year ended December 31, 2001.

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included. The results of operations for the interim periods are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for sale" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on the Company's financial position and cash flows.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                              FSP Timberlake Corp.
                          Notes to Financial Statements
                                   (Unaudited)

2. Income Taxes

The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal income taxes has been included in the accompanying financial statements.

For the year ended December 31, 2001, the Company incurred a net operating loss for income tax purposes of approximately $217,000 that can be carried forward until it expires in the year 2021.


3. Related Party Transactions

A management agreement was executed on September 22, 2000 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 3% of collected revenues. For the three months ended September 30, 2002 and 2001, respectively, fees earned under the agreement were $15,117 and $3,480. For the nine months ended September 30, 2002 and 2001 respectively, fees earned under the agreement were $43,099 and $6,140.

FSP provided syndication and real estate acquisition advisory services for the Company 2002 and 2001. For the three months ended September 30, 2002 and six months ended September 30, 2002, respectively, there were no syndication fees and no transaction fees. For the three months ended September 30, 2001 and six months ended September 30, 2001, respectively, syndication fees of $4,247,000 have been reported as reduction in stockholders' equity and acquisition fee and other costs totaling $1,270,000 were paid to an affiliate of the common shareholder. Such fees were included in the cost of the real estate.

4. Net Income Per Share

The Company follows SFAS No. 128, "Earnings per Share," which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at September 30, 2002 and 2001.

The denominator used for calculating basic and diluted net income per share is as follows:

                                   For the Three Months Ended        For the Nine Months Ended
                                          September 30,                     September 30,
                                   --------------------------        -------------------------
                                    2002               2001           2002               2001
                                   --------------------------        -------------------------

Weighted average number of shares
Outstanding

  Common Shares                       1                    1             1                   1
  Preferred Shares                  515                  515           515                 515

                              FSP TIMBERLAKE CORP.
                            (A DELAWARE CORPORATION)
                              FINANCIAL STATEMENTS
                           PERIOD FROM APRIL 16, 2001
                               (DATE OF INCEPTION)
                              TO DECEMBER 31, 2001


                                    CONTENTS

                                                                           PAGE

Independent auditors' report                                               F-229

Financial statements:

    Balance sheet                                                          F-230

    Statement of operations                                                F-231

    Statement of changes in stockholders' equity                           F-232

    Statement of cash flows                                                F-233

Notes accompanying financial statements                                    F-234

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders
FSP Timberlake Corp.
(a Delaware Corporation)


We have audited the accompanying balance sheet of FSP Timberlake Corp. (a Delaware Corporation) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the period from April 16, 2001 (date of inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Timberlake Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the period from April 16, 2001 (date of inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.

February 1, 2002

                              FSP TIMBERLAKE CORP.
                            (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                             $  2,830,955
  Building                                                           40,714,281
                                                                   ------------

                                                                     43,545,236
  Less: accumulated depreciation                                        652,472
                                                                   ------------

    Rental property, net                                             42,892,764

Cash                                                                    956,682
Capital improvement reserves                                          1,786,750
Miscellaneous other assets                                              347,030
                                                                   ------------

    Total assets                                                   $ 45,983,226
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses                            $     79,510
  Dividends payable                                                   1,021,245
  Security deposits                                                       8,460
                                                                   ------------

    Total liabilities                                                 1,109,215
                                                                   ------------

Stockholders' equity:
  Preferred stock, $.01 par value per share,
    authorized 515 shares, issued and outstanding 515 shares                  5
  Common stock, $.01 par value per share,
    authorized one share, issued and outstanding one share                   --
  Additional paid-in capital                                         47,253,001
  Retained deficit and dividends in excess of earnings               (2,378,995)
                                                                   ------------

   Total stockholders' equity                                        44,874,011
                                                                   ------------

   Total liabilities and stockholders' equity                      $ 45,983,226
                                                                   ============

                 See accompanying notes to financial statements

                              FSP TIMBERLAKE CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATIONS
       PERIOD FROM APRIL 16, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

REVENUES:

  Rental income                                                     $ 3,641,086
  Interest                                                               44,887
                                                                    -----------

    Total revenues                                                    3,685,973
                                                                    -----------

EXPENSES:

  Administrative                                                         57,515
  Depreciation                                                          652,472
  Interest                                                            2,059,612
  Management fees                                                        77,502
  Operating and maintenance                                             410,426
  Taxes and insurance                                                   479,375
                                                                    -----------

    Total expenses                                                    3,736,902
                                                                    -----------

NET LOSS                                                            $   (50,929)
                                                                    ===========

                 See accompanying notes to financial statements

                              FSP TIMBERLAKE CORP.
                            (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
       PERIOD FROM APRIL 16, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

                                                                                      Retained Deficit
                                                                        Additional      and Dividends        Total
                                                                          Paid-in         in Excess       Stockholders'
                                     Preferred Stock    Common Stock      Capital        of Earnings         Equity
                                     ---------------    ------------    ----------       -----------         ------
Private offering of 515 shares, net    $          5    $          --    $ 47,253,001    $         --     $ 47,253,006

Net loss                                         --               --              --         (50,929)         (50,929)

Dividends                                        --               --              --      (2,328,066)      (2,328,066)
                                       ------------    -------------    ------------    ------------     ------------
Balance, December 31, 2001             $          5    $          --    $ 47,253,001    $ (2,378,995)    $ 44,874,011
                                       ============    =============    ============    ============     ============

                 See accompanying notes to financial statements

                              FSP TIMBERLAKE CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOWS
         PERIOD APRIL 16, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                         $    (50,929)

Adjustments to reconcile net loss to net cash
  provided by operating activities:
    Depreciation                                                        652,472
  Changes in operating assets and liabilities:
    Increase in miscellaneous other assets                             (347,030)
    Increase in accounts payable and accrued expenses                    79,510
    Increase in security deposits                                         8,460
                                                                   ------------

      Net cash provided by operating activities                         342,483
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to capital improvement reserves                          (1,786,750)
  Purchase of rental property                                       (43,545,236)
                                                                   ------------

      Net cash used in investing activities                         (45,331,986)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds of issuance of shares                                     47,253,006
  Dividends paid                                                     (1,306,821)
  Proceeds from promissory note                                      42,150,000
  Principal payments on promissory note                             (42,150,000)
                                                                   ------------

    Net cash provided by financing activities                        45,946,185
                                                                   ------------

NET INCREASE IN CASH                                                    956,682

CASH BALANCE, beginning of period                                            --
                                                                   ------------

CASH BALANCE, end of period                                        $    956,682
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
  Cash paid during the period for interest                         $  2,059,612
                                                                   ============

                 See accompanying notes to financial statements

                              FSP TIMBERLAKE CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   ORGANIZATION

   FSP Timberlake Corp. was organized on April 16, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial building located in Chesterfield, Missouri (the "Property"). The Property consists of two five-story Class "A" suburban office buildings containing 232,722 square feet located on 11.5 acres of land. The Company acquired the Property on May 24, 2001 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

   In July 2001, the Company completed a private offering of 515 shares of preferred stock at $100,000 per share.

   METHOD OF ACCOUNTING

   The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

   CASH AND CASH EQUIVALENTS

   For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

   INCOME TAXES

   The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders' and satisfies certain other requirements. Accordingly, no provision for federal income taxes has been included in the accompanying financial statements.

   For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes approximately of $217,000 that can be carried forward until it expires in the year 2021. The primary difference between the financial and taxable net loss is due to timing difference in the recognition of rental revenues. Approximately $185,000 of such revenue is recognized for financial reporting purposes but deferred for tax purposes.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   SYNDICATION FEES

   Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $4,247,004 have been reported as a reduction in Stockholders' Equity.

   REVENUE RECOGNITION

   Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the lease by $185,318 in 2001.

                              FSP TIMBERLAKE CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIF1CANT ACCOUNTiNG POLICIES: (CONTINUED)

   PROPERTY AND DEPRECIATION

   Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $652,472 for the period ended December 31, 2001.

2. CAPITAL STOCK:

   PREFERRED STOCK

   Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

   The Company declared a dividend in December 2001 to holders on record on December 31, 2001. These dividends, in the amount of $1,021,245, were paid in 2002 and have been reflected in Stockholders' Equity.

   In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter, and vote on the election and certain changes to the Board of Directors. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have the right, as one class together with the holder of Common Stock, to vote to elect the directors of the company. Holders of Shares have no redemption or conversion rights.

   COMMON STOCK

   Franklin Street Properties Corp. (FSP), formerly Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. After completion of the offering of Shares, the Company shall not declare or pay any cash dividends on shares of Common Stock.

3. RELATED PARTY TRANSACTIONS:

   A management agreement was executed on May 24, 2001 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of collected revenues. The affiliates portion of the fees earned and paid was $33,076 for the period ended December 31, 2001.

   Acquisition fee and other costs totaling $1,269,879 were paid in 2001 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

                              FSP TIMBERLAKE CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS


3. RELATED PARTY TRANSACTIONS: (CONTINUED)

   Syndication fees of $4,120,000 were paid to an affiliate of the Common Stockholder for services related to syndication of the investor's preferred stock interest.

   A cash dividend in the amount of $89,800 during 2001 was paid to the Common Shareholder prior to the completion of the offering of Shares.

   A commitment fee of $1,931,250 was paid to an affiliate of the Common Shareholder for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

   During 2001, the Corporation borrowed and repaid in full a note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $42,150,000 with interest equal to the Citizens Bank of Massachusetts base rate. Interest paid to the affiliate was $128,362.

   Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4. LEASES:

   The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                             Year Ended
                            December 31,         Amount
                            -----------          ------

                                2002          $ 5,040,097
                                2003            5,260,308
                                2004            5,256,786
                                2005            5,310,694
                                2006            3,484,812
                              Thereafter        6,253,241
                                              -----------
                                              $30,605,938
                                              ===========

   In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

   Upon acquiring the commercial rental property in May 2001, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods expire from five to ten years with renewal options.

5. CONCENTRATIONS OF RISK:

   For the period ended December 31, 2001, 93% of the rental income was from two lessees. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

   The Company maintains its cash accounts at two financial institutions. The balances, at times, may exceed federally insured limits. At December 31, 2001, the Company had cash on deposit exceeding the insured limit of $2,746,261.

                              FSP Federal Way Corp.

                              Financial Statements
                               September 30, 2002

                                Table of Contents
                                                                           Page
                                                                           ----
Financial Statements

Balance Sheets as of September 30, 2002 and December 31, 2001 ............ F-238

Statements of Operation for the three and nine months ended
September 30, 2002 and 2001 .............................................. F-239

Statements of Cash Flows for the nine months ended
September 30, 2002 and 2001 .............................................. F-240

Notes to the Financial Statements ........................................ F-241

                              FSP Federal Way Corp.
                                 Balance Sheets
                                   (unaudited)

                                                              September 30,     December 31,
(in thousands, except shares and par value amounts)               2002              2001
============================================================================================
Assets:

Real estate investments, at cost:
   Land                                                         $  2,509          $  2,509
   Buildings and improvements                                     13,602            13,602

--------------------------------------------------------------------------------------------
                                                                  16,111            16,111

   Less accumulated depreciation                                     363               102
--------------------------------------------------------------------------------------------

     Real estate investments, net                                 15,748            16,009

Cash and cash equivalents                                            404               560
Cash - funded reserve                                              1,038             1,038
Tenant rent receivable                                                68                26
Prepaid expenses and other assets, net                                 5                 1
--------------------------------------------------------------------------------------------

     Total assets                                               $ 17,263          $ 17,634
============================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
   Accounts payable and accrued expenses                        $     17          $    578

--------------------------------------------------------------------------------------------

     Total liabilities                                                17               578
--------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value, 200 shares
     authorized, issued and outstanding
   Common Stock, $.01 par value, 1 share
     authorized, issued and outstanding                           18,329            18,329
   Additional paid-in capital
   Retained deficit and dividends in excess of earnings           (1,083)           (1,273)
--------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                   17,246            17,056
--------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                 $ 17,246          $ 17,634
============================================================================================

                 See accompanying notes to financial statements.

                              FSP Federal Way Corp.
                            Statements of Operations
                                   (Unaudited)

                                                                   For the                  For the
                                                                 Three Months             Nine Months     For the Period
                                                                    Ended                    Ended        July 25, 2001-
                                                                September 30,            September 30,    September 30,
                                                                -------------            -------------    --------------
(in thousands, except shares and per share amounts)         2002             2001             2002             2001
========================================================================================================================
Revenue:
   Rental                                                 $   427          $    77          $ 1,277          $    77
   Interest and other                                           7                2               19                2
------------------------------------------------------------------------------------------------------------------------

Total revenue                                                 434               79            1,296               79
------------------------------------------------------------------------------------------------------------------------

Expenses:
   General and administrative                                  10                4               30                4
   Depreciation and amortization                               88               15              262               15
   Real estate taxes and insurance                              2               --                6               --
   Interest                                                    --            1,166               --            1,166
------------------------------------------------------------------------------------------------------------------------

     Total expenses                                           100            1,185              298            1,185
------------------------------------------------------------------------------------------------------------------------

Net income (loss)                                         $   334          $(1,106)         $   998          $(1,106)
========================================================================================================================

Allocation of net income (loss) to:
   Preferred shareholders                                 $   334          $(1,106)         $   998          $(1,106)
   Common shareholders                                         --               --               --               --
------------------------------------------------------------------------------------------------------------------------
                                                          $   334          $(1,106)         $   998          $(1,106)
========================================================================================================================

   Weighted average number of shares outstanding,
       basic and diluted
       Preferred shares                                       200              200              200              200
       Common shares                                            1                1                1                1
========================================================================================================================

   Net income per share, basic and diluted
     Preferred shares                                     $ 1,670          $(5,530)         $ 4,990          $(5,530)
     Common shares                                        $    --          $    --          $    --          $    --
========================================================================================================================

                 See accompanying notes to financial statements.

                              FSP Federal Way Corp.
                            Statements of Cash Flows
                                   (Unaudited)

                                                                     For the
                                                                   Nine Months    For the Period
                                                                      Ended       July 25, 2001-
                                                                  September 30,   September 30,
(in thousands)                                                         2002            2001
================================================================================================
Cash flows from operating activities:
   Net income (loss)                                                  $ 998          $ (1,106)
   Adjustments to reconcile net income to net cash
     Provided by operating activities:
     Depreciation and amortization                                      262                15
   Changes in operating assets and liabilities:
       (Increase) in tenant receivables                                 (42)               --
       (Increase) in prepaid expenses and other assets, net              (4)                2
       (Decrease) in accounts payable and accrued expenses             (561)               19
       (Increase) in funds reserve                                       --            (1,050)
------------------------------------------------------------------------------------------------

         Net cash provided by (used for) operating activities           653            (2,120)
------------------------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate                                               --           (16,064)
------------------------------------------------------------------------------------------------

         Net cash used for investing activities                          --           (16,064)
------------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Distributions to stockholders                                       (808)               --
   Proceeds of issuance of shares                                        --            19,870
   Syndication costs incurred                                            --            (1,608)
------------------------------------------------------------------------------------------------

         Net cash (used for) provided by financing activities          (808)           18,262
------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                              (156)               78

Cash and cash equivalents, beginning of period                          560                --
------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                              $ 406          $     78
================================================================================================

Supplemental disclosure of cash flow information:

   Cash paid for:
     Interest                                                         $  --          $  1,166
     Income taxes                                                        --                --

                 See accompanying notes to financial statements.

                              FSP Federal Way Corp.
                          Notes to Financial Statements
                                   (Unaudited)

1. Organization, Basis of presentation, and Recent Accounting Pronouncements

Organization

FSP Federal Way Corp. (the "Company") was organized on July 25, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Federal Way, Washington (the "Property"). The Property consists of two Class "A" suburban office buildings containing 117,227 square feet of space. The company acquired the Property on September 14, 2001 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

Basis of Presentation

These financial statements should be read in conjunction with the Company's financial statements and notes thereto contained in the Company's annual financial statement for its fiscal year ended December 31, 2001.

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included. The results of operations for the interim periods are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for sale" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on the Company's financial position and cash flows.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                              FSP Federal Way Corp.
                          Notes to Financial Statements
                                   (Unaudited)

2. Income Taxes

The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

For the year ended December 31, 2001, the Company incurred a net operating loss for income tax purposes of approximately $662,000 that can be carried forward until it expires in the year 2021. The primary difference between the financial and taxable net loss is due to timing difference in the recognition of rental revenue. Approximately $137,000 of such is deferred for financial reporting purposes but included in taxable income.

3. Related Party Transactions

Franklin Street Properties Corp. (FSP), formerly known as Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

The Company executed a management agreement between the Company and FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues. For the three months ended September 30, 2002 fees earned under the agreement were $4,123. For the nine months ended September 30, 2002 fees earned under the agreement were $12,331.

4. Net Income Per Share

The Company follows SFAS No. 128, "Earnings per Share," which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares/units were exercised or converted into shares/units. There were no potential dilutive shares/units outstanding at September 30, 2002 and 2001.

The denominator used for calculating basic and diluted net income per share is as follows

                                               For the Three       For the Nine
                                                Months Ended       Months Ended
                                               September 30,       September 30,
                                                   2002                2002
                                               -------------       -------------
Weighted average number of shares/units
outstanding:
  Common shares                                            1                   1
  Preferred shares                                       200                 200

                              FSP FEDERAL WAY CORP.
                            (A DELAWARE CORPORATION)
                              FINANCIAL STATEMENTS
                            PERIOD FROM JULY 26, 2001
                               (DATE OF INCEPTION)
                                DECEMBER 31, 2001


                                    CONTENTS

                                                                           PAGE

Independent auditors' report                                               F-244

Financial statements:

    Balance sheet                                                          F-245

    Statement of operations                                                F-246

    Statement of changes in stockholders' equity                           F-247

    Statement of cash flows                                                F-248

Notes accompanying financial statements                                    F-249

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Federal Way Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Federal Way Corp. (a Delaware Corporation) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the period from July 26, 2001 (date of inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Federal Way Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the period from July 26, 2001 (date of inception) to December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.

February 1, 2002

                              FSP FEDERAL WAY CORP.
                            (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                             $  2,509,000
  Building                                                           13,602,379
                                                                   ------------

                                                                     16,111,379
  Less: accumulated depreciation                                        101,727
                                                                   ------------

    Rental property, net                                             16,009,652

Cash                                                                    559,913
Capital improvement reserves                                          1,038,149
Miscellaneous other assets                                               26,403
                                                                   ------------

    Total assets                                                     17,634,117
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses                                  35,759
  Dividends payable                                                     405,000
  Deferred rental income                                                136,765
                                                                   ------------

    Total liabilities                                                   577,524
                                                                   ------------

Stockholders' equity:
  Preferred stock, $.01 par value per share;
    authorized 200 shares; issued and outstanding 200 shares                  2
  Common stock, $.01 par value per share;
    authorized one share; issued and outstanding one share                   --
  Additional paid-in capital                                         18,329,119
  Retained deficit and dividends in excess of earnings               (1,272,528)
                                                                   ------------

    Total Stockholders' equity                                       17,056,593
                                                                   ------------

    Total liabilities and stockholders' equity                     $ 17,634,117
                                                                   ============


                 See accompanying notes to financial statements

                              FSP FEDERAL WAY CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATION
       PERIOD FROM JULY 26, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

REVENUES:

  Rental income                                                     $   512,812
  Interest                                                                8,467
                                                                    -----------

    Total revenues                                                      521,279
                                                                    -----------

EXPENSES:

  Administrative                                                         20,611
  Depreciation                                                          101,727
  Interest                                                            1,165,675
  Management fees                                                         4,878
  Operating and maintenance                                              17,733
  Taxes and insurance                                                     1,282
                                                                    -----------

    Total expenses                                                    1,311,906
                                                                    -----------

NET LOSS                                                            $  (790,627)
                                                                    ===========

                 See accompanying notes to financial statements

                              FSP FEDERAL WAY CORP.
                            (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
       PERIOD FROM JULY 26, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

                                                                                     Retained Deficit
                                                                       Additional      and Dividends        Total
                                                                         Paid-in         in Excess       Stockholders'
                                     Preferred Stock   Common Stock      Capital        of Earnings         Equity
                                     ---------------   ------------    ----------       -----------         ------
Private offering of 200 shares, net    $          2    $          --    $ 18,329,119    $         --     $ 18,329,121

Net loss                                         --               --              --        (790,627)        (790,627)

Dividends                                        --               --              --        (481,901)        (481,901)
                                       ------------    -------------    ------------    ------------     ------------

Balance, December 31, 2001             $          2    $          --    $ 18,329,119    $ (1,272,528)    $ 17,056,593
                                       ============    =============    ============    ============     ============

                 See accompanying notes to financial statements

                              FSP FEDERAL WAY CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOWS
       PERIOD FROM JULY 26, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                         $   (790,627)

Adjustments to reconcile net loss to net cash
  used in operating activities:
    Depreciation                                                        101,727
  Changes in operating assets and liabilities:
    Increase in miscellaneous other assets                              (26,403)
    Increase in accounts payable and accrued expenses                    35,759
    Increase in deferred rental income                                  136,765
                                                                   ------------

      Net cash used in operating activities                            (542,779)
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to capital improvement reserves                          (1,038,149)
  Purchase of rental property                                       (16,111,379)
                                                                   ------------

      Net cash used in investing activities                         (17,149,528)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds of issuance of shares                                     20,000,010
  Syndication costs incurred                                         (1,670,889)
  Dividends paid                                                        (76,901)
  Proceeds from promissory note                                      16,000,000
  Repayment of promissory note                                      (16,000,000)
                                                                   ------------

      Net cash provided by financing activities                      18,252,220
                                                                   ------------

NET INCREASE IN CASH                                                    559,913

CASH BALANCE, beginning of period                                            --
                                                                   ------------

CASH BALANCE, end of period                                        $    559,913
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
  Cash paid during the period for interest                         $  1,150,000
                                                                   ============

                 See accompanying notes to financial statements

                              FSP FEDERAL WAY CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   ORGANIZATION

   FSP Federal Way Corp. was organized on July 26, 2001, as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial building located in Federal Way, Washington (the "Property"). The Property consists of two multi-story Class "A" suburban office buildings containing 117,227 square feet. The Company acquired the Property on September 14, 2001 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

   In October 2001, the Company completed a private offering of 200 shares of preferred stock at $100,000 per share.

   METHOD OF ACCOUNTING

   The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

   CASH AND CASH EQUIVALENTS

   For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

   INCOME TAXES

   The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

   For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes of approximately $662,000 that can be carried forward until it expires in the year 2021. The primary difference between the financial and taxable net loss is due to timing difference in the recognition of rental revenue. Approximately $137,000 of such revenue is deferred for financial reporting purposes but included in taxable income.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   SYNDICATION FEES

   Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,670,889 have been reported as a reduction in the Stockholders' Equity.

   REVENUE RECOGNITION

   Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis, differed from income that would have accrued in accordance with the lease by $25,017 in 2001.

                              FSP FEDERAL WAY CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

   PROPERTY AND DEPRECIATION

   Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $101,727 for the period ended December 31, 2001.

2. CAPITAL STOCK:

   PREFERRED STOCK

   Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

   The Company declared a dividend in December 2001 to holders on record on December 31, 2001. These dividends, in the amount of $405,000, were paid in 2002 and have been accrued and reflected in Stockholders' Equity.

   In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter, and vote on the election and certain changes to the Board of Directors. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have the right, as one class together with the holder of Common Stock, to vote to elect the directors of the company. Holders of Shares have no redemption or conversion rights.

   COMMON STOCK

   Franklin Street Properties Corp. (FSP), formally Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. After completion of the offering of Shares, the Company shall not declare or pay any cash dividends on shares of Common Stock.

3. RELATED PARTY TRANSACTIONS:

   A management agreement was executed on September 14, 2001 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of collected revenues. The affiliate's portion of the fees earned and paid was $4,878 for the period ended December 31, 2001.

   Other acquisition costs totaling $50,400 were paid to an affiliate of the Common Shareholder.

                              FSP FEDERAL WAY CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

3. RELATED PARTY TRANSACTIONS: (CONTINUED)

   Syndication fees of $1,600,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the investor's preferred stock interest.

   A cash dividend in the amount of $15,359 during 2001 was paid to the Common Shareholder.

   A commitment fee of $1,150,000 was paid to an affiliate of the Common Shareholder for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

   During 2001, the Company borrowed and repaid a note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $16,000,000 with interest equal to the Citizens Bank of Massachusetts base rate. Interest paid to the affiliate was $15,675 in 2001.

   Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4. LEASES:

   The Company, as lessor, has minimum future rentals due under noncancellable an operating lease as follows:

                            Year Ended
                            December 31,         Amount
                            ------------         ------

                               2002           $ 1,653,373
                               2003             1,694,751
                               2004             1,737,301
                               2005             1,780,675
                               2006             1,272,836
                            Thereafter                 --
                                              -----------
                                              $ 8,138,936
                                              ===========

   In addition, the lessees are liable for real estate taxes and operating expenses as direct operating expenses to the lessee.

   Upon acquiring the commercial rental property in September 2001, the Company was assigned the lease agreement between the seller of the Property and the existing tenants. The original lease period is five years with renewal options.

5. CONCENTRATIONS OF RISK:

   For the period ended December 31, 2001, 100% of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessee and their ability to perform under the lease agreement.

   The Company maintains its cash accounts at one financial institution. The balances, at times, may exceed federally insured limits. At December 31, 2001, the Company had cash on deposit exceeding the insured limit by $1,598,062.

                              FSP Fair Lakes Corp.

                               Financial Statement
                               September 30, 2002

                                Table of Contents
                                                                           Page
                                                                           ----
Financial Statements

Balance Sheets as of September 30, 2002 and December 31, 2001 ............ F-253

Statement of Income for the three and nine months ended
September 30, 2002 and 2001 .............................................. F-254

Statement of Cash Flows for the nine months ended
September 30, 2002 and 2001 .............................................. F-255

Notes to the Financial Statements ........................................ F-256

                              FSP Fair Lakes Corp.
                                 Balance Sheets
                                   (unaudited)

                                                           September 30,  December 31,
(in thousands, except shares and par value amounts)            2002           2001
======================================================================================
Assets:

Real estate investments, at cost:
   Land                                                      $  4,183       $  4,183
   Buildings and improvements                                  35,277         35,277

--------------------------------------------------------------------------------------
                                                               39,460         39,460

   Less accumulated depreciation                                  942            264
--------------------------------------------------------------------------------------

     Real estate investments, net                              38,518         39,196

Cash and cash equivalents                                       1,328          1,050
Cash - funded reserve                                           1,801          1,801
Tenant rent receivables                                           605            160
Prepaid expenses and other assets, net                             24              6
--------------------------------------------------------------------------------------

     Total assets                                            $ 42,276       $ 42,213
======================================================================================

Liabilities and Stockholders' Equity:

Liabilities:

   Accounts payable and accrued expenses                     $    352       $  1,209

--------------------------------------------------------------------------------------

     Total liabilities                                            352          1,209
--------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value, 480 shares                     --             --
     authorized, issued and outstanding                            --             --
   Common Stock, $.01 par value, 1 share                           --             --
     authorized, issued and outstanding                            --             --
   Additional paid-in capital                                  44,045         44,045
   Retained deficit and dividends in excess of earnings        (2,121)        (3,041)
--------------------------------------------------------------------------------------

     Total Stockholders' Equity                                41,924         41,004
--------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity              $ 42,276       $ 42,213
======================================================================================

                 See accompanying notes to financial statements.

                              FSP Fair Lakes Corp.
                              Statements of Income
                                   (Unaudited)

                                                    For the           For the Period            For the           For the Period
                                                 Three months          July 24, 2001          Nine months          July 24, 2001
                                                     ended         date of inception to          ended         date of inception to
                                              September 30, 2002    September 30, 2001    September 30, 2002    September 30, 2002
                                              ------------------    ------------------    ------------------    ------------------

(in thousands, except shares and
per share amounts)
================================================================================================================================
Revenue:
   Rental                                            $1,741                $  254                $4,906               $254
   Interest and other                                    12                     1                    36                  1
--------------------------------------------------------------------------------------------------------------------------------

     Total revenue                                    1,753                   255                 4,942                255
--------------------------------------------------------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                            440                    50                 1,117                 50
   Depreciation and amortization                        226                    --                   678                 --
   Real estate taxes and insurance                      108                    --                   355                 --
   Interest                                              --                    --                    13                 --
--------------------------------------------------------------------------------------------------------------------------------

     Total expenses                                     774                    50                 2,163                 50
--------------------------------------------------------------------------------------------------------------------------------

Net income (Loss)                                    $  979                $  205                $2,779               $205
================================================================================================================================

Allocation of net income to:
   Preferred shareholders                            $  979                $  205                $2,779               $205
   Common shareholders                                   --                    --                    --                 --
--------------------------------------------------------------------------------------------------------------------------------
                                                     $  979                $  205                 2,779               $205
================================================================================================================================

   Weighted average number of shares
     outstanding, basic and diluted
       Preferred shares                                 480                   480                   480                480
       Common shares                                      1                     1                     1                  1
================================================================================================================================

   Net income per share, basic and diluted
     Preferred shares                                $2,040                $  427                $5,790               $427
     Common shares                                   $   --                $   --                $   --               $ --
================================================================================================================================

Note: The Company purchased the land and building on September 17, 2001.

                 See accompanying notes to financial statements

                              FSP Fair Lakes Corp.
                            Statements of Cash Flows
                                   (Unaudited)

                                                                       For the         For the Period
                                                                     Nine Months        July 24, 2001
                                                                        Ended       date of inception to
                                                                    September 30,       September 30,
(in thousands)                                                           2002               2001
=====================================================================================================
Cash flows from operating activities:
   Net income                                                          $ 2,779            $    298
   Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization                                         678                  --
     Changes in operating assets and liabilities:
       (Increase) in tenant rent receivables                              (352)                (13)
       (Increase) in prepaid expenses and other assets, net                (18)                (10)
       (Decrease) in accounts payable and accrued expenses                (857)              2,064
-----------------------------------------------------------------------------------------------------

         Net cash provided by operating activities                       2,230               2,339
-----------------------------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets                                           --             (39,104)
-----------------------------------------------------------------------------------------------------

         Net cash used by investing activities                              --             (39,104)
-----------------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Proceeds from note payable                                               --              39,000
   Distributions to stockholders                                        (1,952)                 --
-----------------------------------------------------------------------------------------------------

         Net cash used for financing activities                         (1,952)             39,000
-----------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                  278               2,235

Cash and cash equivalents, beginning of period                           1,050                  --
-----------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                               $ 1,328               2,235
=====================================================================================================

Supplemental disclosure of cash flow information:

   Cash paid for:
     Interest                                                          $    13            $     --
     Income taxes                                                      $    --            $     --

                 See accompanying notes to financial statements.

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements
                                   (Unaudited)

1. Organization, Basis of presentation, and Recent Accounting Pronouncements

Organization

Fair Lakes Corp. (the "Company") was organized on July 24, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Fairfax, Virginia (the "Property"). The Property consists of a six-story Class "A" suburban office building that contains approximately 211,000 square feet of space situated on approximately
5.8 acres of land. The company acquired the Property on September 17, 2001.

Basis of Presentation

These financial statements should be read in conjunction with the Company's financial statements and notes thereto contained in the Company's annual financial statement for its fiscal year ended December 31, 2001.

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included. The results of operations for the interim periods are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for sale" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on the Company's financial position and cash flows.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements
                                   (Unaudited)

2. Income Taxes

The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements. For the period ending December 31, 2001 the Company incurred a tax loss of approximately $2,173,000 that can be carried forward until 2021.

3. Related Party Transactions

Franklin Street Properties Corp. (FSP), formerly known as Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

The Company executed a management agreement between the Company and FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues. For the three months ended September 30, 2002 and 2001, respectively, fees earned under the agreement were $15,000 and $2,413. For the nine months ended September 30, 2002 and 2001 respectively, fees earned under the agreement were $44,730 and $2,413.

4. Net Income Per Share

The Company follows SFAS No. 128, "Earnings per Share," which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares/units were exercised or converted into shares/units. There were no potential dilutive shares/units outstanding at September 30, 2002 and 2001.

The denominator used for calculating basic and diluted net income per share is as follows

                                                For the Three      For the Nine
                                                Months Ended       Months Ended
                                                September 30,      September 30,
                                                -------------      -------------
                                                    2002               2002
                                                -------------      -------------
Weighted average number of shares/units
outstanding:
  Common shares                                             1                  1
  Preferred shares                                        480                480

                              FSP FAIR LAKES CORP.
                            (A DELAWARE CORPORATION)
                              FINANCIAL STATEMENTS
                            PERIOD FROM JULY 24, 2001
                               (DATE OF INCEPTION)
                              TO DECEMBER 31, 2001


                                    CONTENTS

                                                                           PAGE

Independent auditors' report                                               F-259

Financial statements:

    Balance sheet                                                          F-260

    Statement of operations                                                F-261

    Statement of changes in stockholders' equity                           F-262

    Statement of cash flows                                                F-263

Notes accompanying financial statements                                    F-264

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Fair Lakes Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Fair Lakes Corp. (a Delaware Corporation) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the period from July 24, 2001 (date of inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Fair Lakes Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the period from July 24, 2001 (date of inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.

February 1, 2002

                              FSP FAIR LAKES CORP.
                            (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                             $  4,183,196
  Building                                                           35,276,656
                                                                   ------------

                                                                     39,459,852
  Less: accumulated depreciation                                        263,821
                                                                   ------------

    Rental property, net                                             39,196,031

Cash                                                                  1,049,719
Capital improvement reserves                                          1,801,043
Miscellaneous other assets                                              259,095
                                                                   ------------

    Total assets                                                   $ 42,305,888
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accrued payable and accrued expenses                             $    285,006
  Dividends payable                                                     923,680
                                                                   ------------

    Total liabilities                                                 1,208,686
                                                                   ------------

Stockholders' equity:
  Preferred stock, $01 par value per share,
    authorized 480 shares, issued and outstanding 480 shares                  5
  Common stock, $.01 par value per share,
    authorized one share, issued and outstanding one share                   --
  Additional paid-in capital                                         44,045,431
  Retained deficit and dividends in excess of earnings               (2,948,234)
                                                                   ------------

    Total stockholders' equity                                       41,097,202
                                                                   ------------

    Total liabilities and stockholders' equity                     $ 42,305,888
                                                                   ============


                 See accompanying notes to financial statements

                              FSP FAIR LAKES CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATIONS
       PERIOD FROM JULY 24, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

REVENUES:

  Rental income                                                     $ 1,830,804
  Interest                                                               13,636
                                                                    -----------

    Total revenues                                                    1,844,440
                                                                    -----------

EXPENSES:
  Administrative                                                        120,797
  Depreciation                                                          263,821
  Interest                                                            2,940,668
  Management fees                                                        57,270
  Operating and maintenance                                             315,454
  Taxes and insurance                                                   147,984
                                                                    -----------

    Total expenses                                                    3,845,994
                                                                    -----------

NET LOSS                                                            $(2,001,554)
                                                                    ===========

                 See accompanying notes to financial statements

                              FSP FAIR LAKES CORP.
                            (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
       PERIOD FROM JULY 24, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

                                                                                     Retained Deficit
                                                                       Additional      and Dividends        Total
                                                                         Paid-in         in Excess       Stockholders'
                                     Preferred Stock   Common Stock      Capital        of Earnings         Equity
                                     ---------------   ------------    ----------       -----------         ------
Private offering of 480 shares, net    $          5    $         --    $ 44,045,431    $         --     $ 44,045,436

Net loss                                         --              --              --      (2,001,554)      (2,001,554)

Dividends                                        --              --              --        (946,680)        (946,680)
                                       ------------    ------------    ------------    ------------     ------------

Balance, December 31, 2001             $          5    $         --    $ 44,045,431    $ (2,948,234)    $ 41,097,202
                                       ------------    ------------    ------------    ------------     ------------

                 See accompanying notes to financial statements

                  FSP FAIR LAKES CORP. (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOWS
       PERIOD FROM JULY 24, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                         $ (2,001,554)

Adjustments to reconcile net loss to net cash
  used in operating activities:
    Depreciation                                                        263,821
    Changes in operating assets and liabilities:
    Increase in miscellaneous other assets                             (259,095)
    Increase in accounts payable and accrued expenses                   285,006
                                                                   ------------

      Net cash used in operating activities                          (1,711,822)
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to capital improvement reserves                          (1,801,043)
  Purchase of rental property                                       (39,459,852)
                                                                   ------------

      Net cash used in investing activities                         (41,260,895)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds of issuance of shares                                     48,000,010
  Syndication costs incurred                                         (3,954,574)
  Dividends paid                                                        (23,000)
  Proceeds from promissory note                                      39,000,000
  Principal payments on promissory note                             (39,000,000)
                                                                   ------------

      Net cash provided by financing activities                      44,022,436
                                                                   ------------

NET INCREASE IN CASH                                                  1,049,719

CASH BALANCE, beginning of period                                            --
                                                                   ------------

CASH BALANCE, end of period                                        $  1,049,719
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
  Cash paid during the period for interest                         $  2,940,668
                                                                   ============

                 See accompanying notes to financial statements

                              FSP FAIR LAKES CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   ORGANIZATION

   FSP Fair Lakes Corp. was organized on July 24, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial building located in Fairfax, Virginia (the "Property"). The Property consists of a six-story Class "A" suburban office building containing 210,993 square feet located on approximately 5.8 acres of land. The Company acquired the Property on September 17, 2001 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

   In November 2001, the Company completed a private offering of 480 shares of preferred stock at $100,000 per share.

   METHOD OF ACCOUNTING

   The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

   CASH AND CASH EQUIVALENTS

   For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

   INCOME TAXES

   The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

   For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes approximately of $2,137,000 that can be carried forward until it expires in the year 2021. The primary difference between the financial and taxable net loss is due to timing differences in the recognition of rental revenue. Approximately $154,000 of such revenue is recognized for financial reporting purposes but deferred for tax purposes.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   SYNDICATION FEES

   Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $3,954,574 have been reported as a reduction in the Stockholders' Equity.

   REVENUE RECOGNITION

   Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis did materially differ from income that would have accrued in accordance with the leases.

                              FSP FAIR LAKES CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

   PROPERTY AND DEPRECIATION

   Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $263,821 for the period ended December 31, 2001.

2. CAPITAL STOCK:

   PREFERRED STOCK

   Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

   The Company declared a dividend in 2001 to holders on record on December 31, 2001. These dividends, in the amount of $835,503, were paid in 2002 and have been accrued and reflected in Stockholders' Equity.

   In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter, and vote on the election and certain changes to the Board of Directors. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have the right, as one class together with the holder of Common Stock, to vote to elect the directors of the company. Holders of Shares have no redemption or conversion rights.

   COMMON STOCK

   Franklin Street Properties Corp. (FSP), formerly Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. After completion of the offering of Shares, the Company shall not declare or pay any cash dividends on shares of Common Stock.

   The Company paid dividends of $111,177 of which $88,177 was accrued at December 31, 2001 and paid February 2002.

3. RELATED PARTY TRANSACTIONS:

   A management agreement was executed on December 4, 2001 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of collected revenues. The affiliate's portion of the fees earned and paid was $16,508 for the period ended December 31, 2001.

   An acquisition fee and other costs totaling $280,341 were paid in 2001 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

                              FSP FAIR LAKES CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS


3. RELATED PARTY TRANSACTIONS: (CONTINUED)

   Syndication fees of $3,840,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the investor's preferred stock interest.

   A commitment fee of $2,760,000 was paid to an affiliate of the Common Shareholder for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

   During 2001, the Company borrowed and repaid in full a note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $39,000,000 with interest equal to the Citizens Bank of Massachusetts base rate. Interest paid to the affiliate was $180,668.

   Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4. LEASES:

   The Company, as lessor, has minimum future rentals due under a noncancellable operating lease as follows:

                             Year Ended
                            December 31,         Amount
                            ------------         ------

                                2002          $ 3,876,732
                                2003            4,087,345
                                2004            4,189,541
                                2005            4,294,279
                                2006            4,401,637
                              Thereafter       13,876,229
                                              -----------
                                              $34,725,763
                                              ===========

   In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.

   Upon acquiring the commercial rental property in September 2001, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease expires December 31, 2009 with two five-year options to renew.

5. CONCENTRATIONS OF RISK:

   For the period ended December 31, 2001, 100% of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

   The Company maintains its cash accounts at one financial institution. The balances, at times, may exceed federally insured limits. At December 31, 200 1,the Company had cash on deposit exceeding the insured limit by $649,753.

                               FSP Northwest Point

                              Financial Statements
                               September 30, 2002

                                Table of Contents
                                                                           Page
                                                                           ----
Financial Statements

Balance Sheets as of September 30, 2002 and December 31, 2001............. F-268

Statements of Income for the six months ended September 30, 2002.......... F-269

Statements of Cash Flows for the six months ended September 30, 2002...... F-270

Notes to the Financial Statements......................................... F-271

                               FSP Northwest Point
                                 Balance Sheets
                                   (unaudited)

                                                     September 30,  December 31,
(in thousands, except shares and par value amounts)      2002          2001
================================================================================
Assets:

Real estate investments, at cost:
  Land                                                 $  3,242       $  3,242
  Buildings and improvements                             27,955         27,955

--------------------------------------------------------------------------------
                                                         31,197         31,197

  Less accumulated depreciation                             556             30
--------------------------------------------------------------------------------

    Real estate investments, net                         30,641         31,167

Cash and cash equivalents                                 1,968            657
Cash - funded reserve                                     1,498          1,498
Tenant rent receivables                                     259             --
Prepaid expenses and other assets, net                       31             36
--------------------------------------------------------------------------------

    Total assets                                       $ 34,397       $ 33,358
================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
  Accounts payable and accrued expenses                $  1,777       $  1,312
--------------------------------------------------------------------------------


    Total liabilities                                     1,777          1,312
--------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
  Preferred Stock, $.01 par value, 372.5 shares
    authorized, issued and outstanding
  Common Stock, $.01 par value, 1 share
    authorized, issued and outstanding
  Additional paid-in capital                             34,186         34,186
  Retained deficit and dividends in excess of earnings   (1,566)        (2,140)
--------------------------------------------------------------------------------

    Total Stockholders' Equity                           32,620         32,046
--------------------------------------------------------------------------------

    Total Liabilities and Stockholders' Equity         $ 34,397       $ 33,358
================================================================================

                 See accompanying notes to financial statements.

                               FSP Northwest Point
                              Statements of Income
                                   (Unaudited)

                                                      For the           For the
                                                    Three Months      Nine Months
                                                       Ended             Ended
                                                    September 30,     September 30,
                                                    -------------     -------------
(in thousands, except shares and per share amounts)     2002              2002
===================================================================================
Revenue:
  Rental                                               $ 1,299            $ 4,054
  Interest and other                                        13                 29
-----------------------------------------------------------------------------------

    Total revenue                                        1,312              4,083
-----------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                                143                484
  Depreciation and amortization                            176                526
  Real estate taxes and insurance                          341              1,015
-----------------------------------------------------------------------------------
    Total expenses                                         660              2,025

Net income                                             $   652            $ 2,058
===================================================================================

Allocation of net income to:
  Preferred shareholders                               $   652            $ 2,058
  Common shareholders                                       --                 --
===================================================================================

Weighted average number of shares outstanding,
 basic and diluted
  Preferred shares                                       372.5              372.5
  Common shares                                              1                  1
===================================================================================

Net income per share, basic and diluted
  Preferred shares                                     $ 1,750            $ 5,525
  Common shares                                             --                 --
===================================================================================

Note: The Company purchased the land and building on December 5, 2001. There is no comparative information for the corresponding periods in the prior year.

                 See accompanying notes to financial statements.

                               FSP Northwest Point
                            Statements of Cash Flows
                                   (Unaudited)

                                                               For the
                                                             Nine months
                                                                Ended
                                                             September 30,
                                                             -------------
(in thousands)                                                   2002
================================================================================
Cash flows from operating activities:
  Net income                                                   $ 2,058
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation and amortization                                526
  Changes in operating assets and liabilities:
      Decrease in prepaid expenses and other assets, net             6
      Increase in tenants accounts receivable                     (259)
      Increase in accounts payable and accrued expenses            464

        Net cash provided by operating activities                2,795
--------------------------------------------------------------------------------

        Net cash (used for) provided by investing activities        --
--------------------------------------------------------------------------------

Cash flows from financing activities:
  Distributions to stockholders                                 (1,484)
--------------------------------------------------------------------------------

        Net cash used for financing activities
--------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents             1,311

Cash and cash equivalents, beginning of period                     657
--------------------------------------------------------------------------------

Cash and cash equivalents, end of period                       $ 1,968
================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:

    Interest                                                   $    --
    Income taxes                                               $    --

                 See accompanying notes to financial statements.

                            FSP Northwest Point Corp.
                          Notes to Financial Statements
                                   (Unaudited)

1. Organization, Basis of presentation, and Recent Accounting Pronouncements

Organization

FSP Northwest Point Corp. (the "Company") was organized on October 17, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Elk Grove Village Illinois (the "Property"). The Property consists of a six-story Class "A" suburban office building that contains approximately 176,848 rentable square feet of space situated within the campus-like setting of the Park at Northwest Point, a 125 acre planned business park. The company acquired the Property on December 5, 2001 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal tax purposes.

Basis of Presentation

These financial statements should be read in conjunction with the Company's financial statements and notes thereto contained in the Company's annual financial statements for its fiscal year ended December 31, 2001.

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included. The results of operations for the interim periods are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for sale" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on the Company's financial position and cash flows.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                            FSP Northwest Point Corp.
                          Notes to Financial Statements
                                   (Unaudited)

2. Income Taxes

The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

3. Related Party Transactions

Franklin Street Properties Corp. (FSP), formerly known as Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

The Company executed a management agreement between the Company and FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues. For the three months ended September 30, 2002 fees earned under the agreement were $14,250. For the nine months ended September 30, 2002 fees earned under the agreement were $42,255.

4. Net Income Per Share

The Company follows SFAS No. 128, "Earnings per Share," which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares/units were exercised or converted into shares/units. There were no potential dilutive shares/units outstanding at September 30, 2002.

The denominator used for calculating basic and diluted net income per share is as follows

                                         For the Three  For the Six
                                         Months Ended   Months Ended
                                         September 30,  September 30,
                                         -------------  -------------
                                             2002           2002
                                         -------------  -------------
Weighted average number of shares/units
 outstanding:
  Common shares                                    1              1
  Preferred shares                             372.5          372.5

                            FSP NORTHWEST POINT CORP.
                            (A DELAWARE CORPORATION)
                              FINANCIAL STATEMENTS
                          PERIOD FROM OCTOBER 17, 2001
                               (DATE OF INCEPTION)
                              TO DECEMBER 31, 2001


                                    CONTENTS

                                                                            PAGE

Independent auditors' report                                               F-274

Financial statements:

    Balance sheet                                                          F-275

    Statement of operations                                                F-276

    Statement of changes in stockholders' equity                           F-277

    Statement of cash flows                                                F-278

Notes accompanying financial statements                                    F-279

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Northwest Point Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Northwest Point Corp. (a Delaware Corporation) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the period from October 17, 2001 (date of inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Northwest Point Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the period from October 17, 2001 (date of inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.

February 1, 2002

                            FSP NORTHWEST POINT CORP.
                            (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                             $  3,242,038
  Building                                                           27,954,935
                                                                   ------------

                                                                     31,196,973
  Less: accumulated depreciation                                         29,866
                                                                   ------------

    Rental property, net                                             31,167,107

Cash                                                                    657,014
Capital improvement reserves                                          1,497,584
Due from affiliates                                                      35,959
Miscellaneous other assets                                                1,088
                                                                   ------------

    Total assets                                                     33,358,752
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses                                 790,020
  Deferred rental income                                                390,293
  Dividends payable                                                     132,201
                                                                   ------------

    Total liabilities                                                 1,312,514
                                                                   ------------

Stockholders' equity:
  Preferred stock, $01 par value per share;
    authorized 372.5 shares; issued and outstanding 372.5 shares              4
  Common stock, $.01 par value per share;
    authorized one share; issued and outstanding one share                   --
  Additional paid-in capital                                         34,186,363
  Retained deficit and dividends in excess of earnings               (2,140,129)
                                                                   ------------

    Total Stockholders' equity                                       32,046,238
                                                                   ------------

    Total liabilities and stockholders' equity                     $ 33,358,752
                                                                   ============

                 See accompanying notes to financial statements

                            FSP NORTHWEST POINT CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATIONS
      PERIOD FROM OCTOBER 17, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

REVENUES:
  Rental income                                                     $   351,315
  Interest                                                                6,284
                                                                    -----------

    Total revenues                                                      357,599
                                                                    -----------

EXPENSES:

  Administrative                                                         53,145
  Depreciation and amortization                                          29,866
  Interest                                                            2,186,681
  Management fees                                                         6,799
  Operating and maintenance                                              29,474
  Taxes and insurance                                                    59,563
                                                                    -----------

    Total expenses                                                    2,365,527
                                                                    -----------

NET LOSS                                                            $(2,007,928)
                                                                    ===========

                 See accompanying notes to financial statements

                            FSP NORTHWEST POINT CORP.
                            (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
      PERIOD FROM OCTOBER 17, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

                                                                                       Retained Deficit
                                                                         Additional      and Dividends        Total
                                                                           Paid-in         in Excess       Stockholders'
                                       Preferred Stock   Common Stock      Capital        of Earnings         Equity
                                       ---------------   ------------    ----------       -----------         ------

Private offering of 372.5 shares, net    $          4    $         --    $ 34,186,363    $         --     $ 34,186,367

Net loss                                           --              --              --      (2,007,928)      (2,007,928)

Dividends                                          --              --              --        (132,201)        (132,201)
                                         ------------    ------------    ------------    ------------     ------------

Balance, December 31, 2001               $          4    $         --    $ 34,186,363    $ (2,140,129)    $ 32,046,238
                                         ============    ============    ============    ============     ============

                 See accompanying notes to financial statements

                            FSP NORTHWEST POINT CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOWS
      PERIOD FROM OCTOBER 17,2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                         $ (2,007,928)

Adjustments to reconcile net loss to net cash
  used in operating activities:
    Depreciation                                                         29,866
  Changes in operating assets and liabilities:
    Increase in due from affiliates                                     (35,959)
    Increase in miscellaneous other assets                               (1,088)
    Increase in accounts payable and accrued expenses                   790,020
    Increase in deferred rental income                                  390,293
                                                                   ------------

      Net cash used in operating activities                            (834,796)
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to capital improvement reserves                          (1,497,584)
  Purchase of rental property                                       (31,196,973)
                                                                   ------------

      Net cash used in investing activities                         (32,694,557)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds of issuance of shares                                     37,250,010
  Syndication costs incurred                                         (3,063,643)
  Proceeds from promissory note                                      30,150,000
  Principal payments on promissory note                             (30,150,000)
                                                                   ------------

      Net cash provided by financing activities                      34,186,367
                                                                   ------------

NET INCREASE IN CASH                                                    657,014

CASH BALANCE, beginning of period                                            --
                                                                   ------------

CASH BALANCE, end of period                                        $    657,014
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
  Cash paid during the period for interest                         $  2,141,875
                                                                   ============

                 See accompanying notes to financial statements

                            FSP NORTHWEST POINT CORP.
                            (A DELAWARE CORPORATION))
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   ORGANIZATION

   FSP Northwest Point Corp. was organized on October 17, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial building located in Elk Grove Village, Illinois (the "Property"). The Property consists of a six-story Class "A" suburban office building containing 176,848 rentable square feet of space positioned within the campus-like setting of the Park at Northwest Point, a 125-acre planned business park located in metropolitan Chicago's desirable northwest suburb of Elk Grove Village. The Company acquired the Property on December 5, 2001 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

   In December 2001, the Company completed a private offering of 372.5 shares of preferred stock at $100,000 per share.

   METHOD OF ACCOUNTING

   The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

   CASH AND CASH EQUIVALENTS

   For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

   INCOME TAXES

   The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

   For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes of approximately $1,593,000 that can be carried forward until it expires in the year 2021. The primary difference between the financial and taxable net loss is due to timing difference in the recognition of rental revenues. Approximately $309,000 of such revenue is deferred for financial reporting purposes but included in taxable income.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   SYNDICATION FEES

   Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $3,063,644, have been reported as a reduction in the Stockholders' Equity.

                                FSP NORTHWEST POINT CORP.
                                (A DELAWARE CORPORATION))
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

   REVENUE RECOGNITION

   Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis did not materially differ from income that would have accrued in accordance with the leases.

   PROPERTY AND DEPRECIATION

   Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $29,866 for the period ended December 31, 2001.

2. CAPITAL STOCK:

   PREFERRED STOCK

   Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

   The Company declared a dividend in December 2001 to holders on record on December 31, 2001. These dividends, in the amount of $132,201, were paid in 2002 and have been accrued and reflected in Stockholders' Equity.

   In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter, and vote on the election and certain changes to the Board of Directors. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

   COMMON STOCK

   Franklin Street Properties Corp. (FSP), formerly Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. After the completion of the offering of Shares, the Company shall not declare or pay any cash dividends on shares of Common Stock.

                            FSP NORTHWEST POINT CORP.
                            (A DELAWARE CORPORATION))
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS


3. RELATED PARTY TRANSACTIONS:

   A management agreement was executed on December 5, 2001 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of gross revenue. The affiliate's portion of the fees earned was $3,400 for 2001, with $3,400 owed at December 31, 2001.

   An acquisition fee and other costs totaling $186,250 were paid in 2001 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

   Syndication fees of $2,980,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the investor's preferred stock interest.

   A commitment fee of $2,141,875 was paid to an affiliate of the Common Shareholder for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

   During 2001, the Company borrowed and repaid in full a note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $30,150,000 with interest equal to the Citizens Bank of Massachusetts base rate. Interest owed at December 31, 2001 to the affiliate was $44,806.

   Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4. LEASES:

   The Company, as lessor, has minimum future rentals due under a noncancellable operating lease as follows:

                             Year Ended
                            December 31,         Amount
                            ------------         ------

                                2002          $ 2,687,206
                                2003            2,767,819
                                2004            2,851,232
                                2005            2,936,709
                                2006            3,024,985
                              Thereafter       10,537,193
                                              -----------
                                              $24,805,144
                                              ===========

   In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.

   Upon acquiring the commercial rental property in December 2001, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The original lease period is ten years with renewal options.

                            FSP NORTHWEST POINT CORP.
                            (A DELAWARE CORPORATION))
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS


5. CONCENTRATIONS OF RISK:

   For the period ended December 31, 2001,100% of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

   The Company maintains its cash accounts at two financial institutions. The balances, at times, may exceed federally insured limits. At December 31, 2001, the Company had cash on deposit exceeding the insured limit by $2,066,188.

6. ACCRUED EXPENSES:

   In conjunction with the purchase of the real estate, the Company assumed $692,219 of real estate taxes to be paid during 2002. This amount has been included in the cost of the property with the related obligation included in accrued expenses.

                            FSP Timberlake East Corp.

                              Financial Statements
                               September 30, 2002

                                Table of Contents
                                                                           Page
                                                                           ----
Financial Statements

Balance Sheet as of September 30, 2002.................................... F-284

Statements of Operations for the nine months ended September 30, 2002..... F-285

Statements of Changes in Stockholders Equity for the period ended
  September 30, 2002...................................................... F-286

Statements of Cash Flow for the period ended September 30, 2002........... F-287

Notes to the Financial Statements......................................... F-288

                            FSP Timberlake East Corp.
                                  Balance Sheet
                                   (unaudited)
                                                                   September 30,
(in thousands, except shares and par value amounts)                    2002
================================================================================

Assets:

Real estate investments, at cost:
  Land                                                             $  3,018
  Buildings and improvements                                         17,707
--------------------------------------------------------------------------------

  Less accumulated depreciation                                         245
--------------------------------------------------------------------------------

    Real estate investments, net

Cash and cash equivalents                                             1,154
Cash - funded reserve                                                   778
Restricted Cash                                                          17
Tenant rent receivables                                                  13
Prepaid expenses and other assets, net                                   50
--------------------------------------------------------------------------------

    Total assets                                                   $ 22,492
================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
  Accounts payable and accrued expenses                            $    664
  Tenant security deposits                                               17
--------------------------------------------------------------------------------

    Total liabilities                                                   681
--------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
  Preferred Stock, $.01 par value, 250 shares
    authorized, issued and outstanding
  Common Stock, $.01 par value, 1 share
    authorized, issued and outstanding
  Additional paid-in capital                                         22,951
  Deficit and distribution in excess of earnings                     (1,140)
--------------------------------------------------------------------------------

    Total Stockholders' Equity                                       21,811
--------------------------------------------------------------------------------

    Total Liabilities and Stockholders' Equity                     $ 22,492
================================================================================

                 See accompanying notes to financial statements.

                            FSP Timberlake East Corp.
                            Statements of Operations
                                   (Unaudited)

                                                                                    For the                For the
                                             For the Period   For the Period      Three months           Nine months
                                              Jan 1, 2002-     March 4, 2002         ended                  ended
                                             March 3, 2002   September 30, 2002  September 30, 2002    September 30, 2002
                                             -------------   ------------------  ------------------    ------------------
                                             (predecessor)   (Timberlake East)   (Timberlake East)        (Combined)
(in thousands, except shares and
 per share amounts)
=========================================================================================================================
Revenue:
  Rental                                         $ 468             $ 1,711             $ 1,078             $ 2,179
  Interest and other                                 2                  30                  19                  32
-------------------------------------------------------------------------------------------------------------------------

    Total revenue                                  470               1,741               1,097               2,211
-------------------------------------------------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                        118                 353                 175                 471
  Depreciation and amortization                     65                 245                  27                 310
  Real estate taxes and insurance                   60                 196                  16                 256
  Interest                                          93               1,438                 (10)              1,531
-------------------------------------------------------------------------------------------------------------------------

    Total expenses                                 336               2,232                 228               2,568
-------------------------------------------------------------------------------------------------------------------------

Net income (Loss)                                $ 134             $  (507)            $   869             $  (357)
=========================================================================================================================

Allocation of net income to:
  Predecessor                                    $ 134             $    --             $    --             $   134
  Preferred shareholders                            --                (491)                869                (507)
  Common shareholders                               --                  16                  --                  16
-------------------------------------------------------------------------------------------------------------------------
                                                 $ 134             $  (491)                869             $  (357)
=========================================================================================================================

Weighted average number of shares outstanding,
 basic and diluted
  Preferred shares                                 N/C                 250                 N/C                 N/C
  Common shares                                    N/C                   1                 N/C                 N/C
=========================================================================================================================

Net income per share, basic and diluted
  Preferred shares                               $ N/C             $(1,964)            $   N/C             $   N/C
  Common shares                                  $ N/C             $    --             $   N/C             $   N/C
=========================================================================================================================

N/C - not computable

Note: The Company purchased the land and building on March 4, 2002. There is no comparative information for the corresponding periods in the prior year.

                 See accompanying notes to financial statements.

                            FSP Timberlake East Corp.
                  Statement of Changes in Stockholders' Equity
                         For the Period January 10, 2002
                    (date of inception) to September 30, 2002

(In thousands, except shares)                                                Retained Deficit
                                                                             and Dividends in     Total
                                     Preferred    Common    Additional Paid     Excess of      Stockholders
                                       Stock       Stock      in Capital         Earnings         Equity
                                     ---------   ---------     ---------        ---------       ---------

Private offering of 250 share, net   $      --   $      --     $  22,950        $      --       $  22,950

Net Loss                                    --          --            --             (491)           (491)

Dividends                                   --          --            --             (648)           (648)
                                     ---------   ---------     ---------        ---------       ---------

Balance, September 30, 2002          $      --   $      --     $  22,950        $  (1,139)      $  21,811
                                     =========   =========     =========        =========       =========

                 See accompanying notes to financial statements

                            FSP Timberlake East Corp.
                            Statements of Cash Flows
                      For the Period from January 10, 2002
                    (Date of inception) to September 30, 2002

(in thousands)
================================================================================

Cash flows from operating activities:
  Net Loss                                                             $   (491)
  Adjustments to reconcile net income (Loss) to net cash
    provided by operating activities:
     Depreciation and amortization                                          245
Changes in operating assets and liabilities:
      Increase in tenant rent receivables                                   (13)
      Increase in prepaid expenses and other assets, net                    (50)
      Increase in accounts payable and accrued expenses                     682
--------------------------------------------------------------------------------

        Net cash provided by operating activities                           373
--------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchase of real estate assets                                        (24,764)
  Establish funded reserve                                                 (778)
--------------------------------------------------------------------------------

        Net cash used for investing activities                          (25,542)
--------------------------------------------------------------------------------

Cash flows from financing activities:
  Proceeds from sale of company stock                                    22,950
  Distributions to stockholders/partners                                   (648)
--------------------------------------------------------------------------------

        Net cash provided by used for financing activities               22,302
--------------------------------------------------------------------------------

Net  increase in cash and cash equivalents                                1,171

Cash and cash equivalents, beginning of period                               --
--------------------------------------------------------------------------------

Cash and cash equivalents, end of period                               $  1,171
================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:
    Interest                                                           $  1,438
    Income taxes                                                             --

                 See accompanying notes to financial statements.

                            FSP Timberlake East Corp.
                          Notes to Financial Statements
                                   (Unaudited)

1. Organization, Basis of presentation, and Recent Accounting Pronouncements

Organization

FSP Timberlake East Corp. (the "Company") was organized on January 10, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Chesterfield, MO (the "Property"). The Property consists of a five-story Class "A" suburban office building that contains approximately 116,361 square feet of space situated on approximately
8.6 acres of land. The Company acquired the Property on March 4, 2002.

2. Summary of Significant Accounting Policies

      CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $2,050,000 have been reported as a reduction in the Stockholders' Equity.

      REVENUE RECOGNITION

      Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the leases by $70,000. Rental payments received in advance are deferred until earned.

      PROPERTY AND DEPRECIATION

      Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

      Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the property was purchased.

      Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

      Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

        Category                    Years
        --------                    -----
        Building - Commercial         39
        Building Improvements         39
        Furniture and equipment       5-7

                            FSP Timberlake East Corp.
                          Notes to Financial Statements
                                   (Unaudited)

2. Summary of Significant Accounting Policies (continued)

      RESTRICTED CASH

      Restricted cash consists of tenant security deposits. Tenant security deposits are refunded when tenants vacate provided that the tenant has not damaged the property.

      CONCENTRATION OF CREDIT RISK

      Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

3. Basis of Presentation

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and in conjunction with the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments necessary for a fair presentation of the financial statements for these interim periods have been included. The results of operations for the interim periods, or from inception to date, are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

The statement of operations includes the results of operations of the predecessor company for the period from January 1, 2002 through the date of purchase of the property. The Company has not presented a balance sheet for any period prior to September 30, 2002, or cash flows and changes in stockholders equity for the periods January 1, 2002 to March 4, 2002 as the information necessary to prepare these statements was not available from the previous owner (Predecessor) of the Property.

4. Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for sale" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on the Company's financial position and cash flows.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                            FSP Timberlake East Corp.
                          Notes to Financial Statements
                                   (Unaudited)

5. Leases

      The Company, as lessor, has minimum future rentals due under a non-cancelable operating lease as follows:

                 Year Ended
                December 31,        Amount
                ------------     ------------

                    2002            2,131,000
                    2003            2,694,000
                    2004            2,779,000
                    2005            2,424,000
                    2006            1,500,000
                 Thereafter         2,503,000
                                 ------------

                                 $ 14,031,000
                                 ============

      In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

      Upon acquiring the commercial rental property in March, 2002, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from four to eleven years with renewal options.

6. Income Taxes

The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

7. Related Party Transactions

The Company executed a management agreement between the Company and FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues. For the three months ended September 30, 2002, fees earned under the agreement were $13,800 for the six months ended September 30, 2002, fees earned under the agreement were $30,900.

An acquisition fee and other costs totaling $250,000 were paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $2,050,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the investor's preferred stock interest.

During 2002, the Company borrowed and repaid in full:

Note payable to FSP, principal of $20,360,000 with interest equal to the Citizens Bank base rate (4.75%). Interest paid to the affiliate was $10,000.

A commitment fee of $1,438,000 was paid for obtaining the first mortgage loan. Such amount is included in interest expenses on the Statement of Operations.

                            FSP Timberlake East Corp.
                          Notes to Financial Statements
                                   (Unaudited)

8. Capital Stock

PREFERRED STOCK

Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. (FSP), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock subsequent to the completion of the offering of preferred shares.

9. Net Income (Loss) Per Share

The Company follows SFAS No. 128, "Earnings per Share," which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares/units were exercised or converted into shares/units. There were no potential dilutive shares/units outstanding at September 30, 2002.

The denominator used for calculating basic and diluted net income per share is as follows

                                          For the period       For the period
                                       Ended September 30,   Ended September 30,
                                               2002                 2002
                                       -------------------   -------------------

Weighted average number of
shares/units outstanding:
  Common shares                                   1                   1
  Preferred shares                              250                 250

                         FSP Merrywood Apartments Corp.

                              Financial Statements
                               September 30, 2002

                                Table of Contents
                                                                            Page
                                                                            ----

Financial Statements

Balance Sheets as of September 30, 2002 .................................. F-293

Statements of Operations for the nine months ended September 30, 2002 .... F-294

Statements of Changes in Stockholders Equity as of September 30, 2002 .... F-295

Statements of Cash Flows for the nine months ended September 30, 2002 .... F-296

Notes to the Financial Statements......................................... F-297

                         FSP Merrywood Apartments Corp.
                                  Balance Sheet
                                   (unaudited)
                                                                September 30,
(in thousands, except shares and par value amounts)                  2002
================================================================================
Assets:

Real estate investments, at cost:
  Land                                                           $  2,317
  Buildings and improvements                                       14,867

--------------------------------------------------------------------------------

  Less accumulated depreciation                                       187
--------------------------------------------------------------------------------

    Real estate investments, net                                   16,997

Cash and cash equivalents                                             834
Cash - funded reserve                                                 500
Restricted cash                                                        14
Tenant rent receivables, net                                            3
Prepaid expenses and other assets, net                                 --
--------------------------------------------------------------------------------

    Total assets                                                 $ 18,348
================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
  Accounts payable and accrued expenses                          $    377
  Tenant security deposits                                             79
--------------------------------------------------------------------------------

    Total liabilities                                                 456
--------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
  Preferred Stock, $.01 par value, 206 shares
    authorized, issued and outstanding
  Common Stock, $.01 par value, 1 share
    authorized, issued and outstanding
  Additional paid-in capital                                       18,892
  Retained deficit and distributions in excess of earnings         (1,000)
--------------------------------------------------------------------------------

    Total Stockholders' Equity                                     17,892
--------------------------------------------------------------------------------
    Total Liabilities and Stockholders' Equity                   $ 18,348
================================================================================

                 See accompanying notes to financial statements.

                         FSP Merrywood Apartments Corp.
                            Statements of Operations
                                   (Unaudited)

                                                                                    For the              For the
                                            For the Period    For the Period      Three months         Nine months
                                              Jan 1, 2002-    April 24, 2002         ended               ended
                                            April 23, 2002  September 30, 2002  September 30, 2002  September 30, 2002
                                            --------------  ------------------  ------------------  ------------------
                                             (predecessor)     (Merrywood)         (Merrywood)         (Combined)
(in thousands, except shares and
per share amounts)
======================================================================================================================

Revenue:
  Rental                                         $ 833          $  1,169             $ 682             $ 2,002
  Interest and other                                 3                 7                 6                  10
----------------------------------------------------------------------------------------------------------------------

    Total revenue                                  836             1,176               688               2,012
----------------------------------------------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                        219               296               164                 515
  Depreciation and amortization                    180               187               136                 367
  Real estate taxes and insurance                  180               226                97                 406
  Interest                                          --             1,204                --               1,204
----------------------------------------------------------------------------------------------------------------------

    Total expenses                                 579             1,913               397               2,492
----------------------------------------------------------------------------------------------------------------------

Net income (Loss)                                $ 257          $   (737)            $ 291             $  (480)
======================================================================================================================

Allocation of net income to:
  Predecessor                                    $ 257          $     --             $  --             $   257
  Preferred shareholders                            --              (763)              265                (763)
  Common shareholders                               --                26                26                  26
----------------------------------------------------------------------------------------------------------------------
                                                 $ 257          $   (737)            $ 291             $  (480)
======================================================================================================================

Weighted average number of shares outstanding,
 basic and diluted
  Preferred shares                                 N/C               206               N/C                 N/C
  Common shares                                    N/C                 1               N/C                 N/C
======================================================================================================================

Net income per share, basic and diluted
  Preferred shares                               $ N/C          $ (4,063)            $ N/C               $ N/C
  Common shares                                  $ N/C          $ 26,000             $ N/C               $ N/C
======================================================================================================================

N/C - not computable

Note: The Company purchased the land and building on April 24, 2002. There is no comparative information for the corresponding periods in the prior year.

                 See accompanying notes to financial statements.

                         FSP Merrywood Apartments Corp.
                  Statement of Changes in Stockholders' Equity
                        For the Period from March 1, 2002
                    (date of inception) to September 30, 2002

(in thousands, except shares)

                                                                       Retained Deficit
                                                                       and Dividends in      Total
                                 Preferred   Common       Additional       Excess of      Stockholders
                                   Stock      Stock    Paid in Capital     Earnings         Equity
                                 ---------   ------     -----------      -----------      ---------

Private offering of 206 shares   $    --     $   --     $    18,892      $        --      $  18,892

Net loss                              --         --              --             (736)          (736)

Dividends                             --         --              --             (264)          (264)
                                 ---------   ------     -----------      -----------      ---------

Balance, September 30, 2002      $           $          $                $    (1,000)     $  17,892
                                 =========   ======     ===========      ===========      =========

                 See accompanying notes to financial statements.

                         FSP Merrywood Apartments Corp.
                            Statements of Cash Flows
                          For the Period March 1, 2002
                                  (Date of inception)
                              to September 30, 2002
                                   (Unaudited)

(in thousands)
================================================================================

Cash flows from operating activities:
  Net loss                                                             $   (737)
  Adjustments to reconcile net loss to net cash
    provided by operating activities:
      Depreciation and amortization                                         187
  Changes in operating assets and liabilities:
      Increase in restricted cash                                           (14)
      Increase in tenant rent receivables                                    (3)
      Increase in prepaid expenses and other assets, net                     --
      Increase in accounts payable and accrued expenses                     377
      Increase in tenant security deposits                                   79

--------------------------------------------------------------------------------

        Net cash used for operating activities                             (111)
--------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchase of real estate assets, office computers and furniture        (17,184)
  Establish funded reserve                                                 (500)
--------------------------------------------------------------------------------

        Net cash used for investing activities                          (17,684)
--------------------------------------------------------------------------------

Cash flows from financing activities:
  Proceeds from sale of company stock, net of offering costs             18,892
  Distributions to stockholders                                            (263)
  Proceeds from note payable                                             17,000
  Repayment of note payable                                             (17,000)

--------------------------------------------------------------------------------

        Net cash provided by financing activities                        18,629
--------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                        834

Cash and cash equivalents, beginning of period                               --
--------------------------------------------------------------------------------

Cash and cash equivalents, end of period                               $    834
================================================================================

Supplemental disclosure of cash flow information:

Cash paid for:
    Interest                                                           $  1,204
    Income taxes                                                             --

                 See accompanying notes to financial statements.

                         FSP Merrywood Apartments Corp.
                          Notes to Financial Statements
                                   (Unaudited)

1. Organization, Basis of presentation, and Recent Accounting Pronouncements

Organization

FSP Merrywood Apartments Corp. ("Merrywood" or the "Company") was organized on March 1, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a newly constructed 228 unit luxury apartment complex in Katy, TX (the "Property"). The Property consists of thirteen two story apartment buildings situated on approximately 14.4 acres of land. The Company acquired the Property on March 24, 2002.

2. Summary of Significant Accounting Policies

      CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,545,000 have been reported as a reduction in the Stockholders' Equity.

      REVENUE RECOGNITION

      Rental income is recognized on an accrual basis. Rental payments received in advance are deferred until earned. All leases between the Company and its tenants of the property are short-term operating leases.

      PROPERTY AND DEPRECIATION

      Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

      Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the property was purchased.

      Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping, minor carpet replacements and residential appliances. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

      Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

           Category                    Years
           --------                    -----
           Building - Residential       27.5
           Building Improvements       15-27.5
           Furniture and equipment      5-7


      RESTRICTED CASH

      Restricted cash consists of tenant security deposits. Tenant security deposits are refunded when tenants vacate provided that the tenant has not damaged the property.

                         FSP Merrywood Apartments Corp.
                          Notes to Financial Statements
                                   (Unaudited)

2. Summary of Significant Accounting Policies (continued)

      CONCENTRATION OF CREDIT RISK

      Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

3. Basis of Presentation

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and in conjunction with the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments necessary for a fair presentation of the financial statements for these interim periods have been included. The results of operations for the interim periods, or from inception to date, are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

The statement of operations includes the results of operations of the predecessor company for the period from January 1, 2002 through the date of purchase of the property. The Company has not presented a balance sheet for any period prior to September 30, 2002, or cash flows and changes in stockholders equity for the periods January 1, 2002 to April 24, 2002 as the information necessary to prepare these statements was not available from the previous owner (Predecessor) of the Property.

4. Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for sale" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on the Company's financial position and cash flows.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has

                         FSP Merrywood Apartments Corp.
                         Notes to Financial Statements
                                  (Unaudited)

reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

5. Income Taxes

The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

6. Related Party Transactions

The Company executed a management agreement between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder ("FSP"), that provides for a management fee equal to 1% of collected revenues. For the three and nine months ended September 30, 2002, fees earned under the agreement were $7,000 and $16,500 respectively.

An acquisition fee and other costs totaling $425,000 were paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $1,709,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the investor's preferred stock interest.

During 2002, the Company borrowed and repaid in full a mortgage note, secured by the Property, payable to FSP, a principal of $17,000,000 with interest equal to the Citizens Bank base rate (4.75%). Interest paid to FSP was $18,000.

A commitment fee of $1,185,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations as the outstanding principal has been paid and no further borrowings are available under the loan agreement.

7. Capital Stock

PREFERRED STOCK

Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

The Company has issued one share of common stock, of which Franklin Street Properties Corp. (FSP) owns 99% and George Carter, the President of FSP owns the other 1%. The Common Shareholder has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock subsequent to the completion of the offering of preferred shares.

                         FSP Merrywood Apartments Corp.
                          Notes to Financial Statements
                                   (Unaudited)

8. Net Income Per Share

The Company follows SFAS No. 128, "Earnings per Share," which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares/units were exercised or converted into shares/units. There were no potential dilutive shares/units outstanding at September 30, 2002.

The denominator used for calculating basic and diluted net income per share is as follows

                                          For the period beginning March 1, 2002
                                                    (date of inception)
                                               and ending September 30, 2002
                                               -----------------------------

Weighted average number of shares/units outstanding:
  Common shares                                                  1
  Preferred shares                                             206

                              FSP Plaza Ridge Corp.

                                Quarterly Report
                               September 30, 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Balance Sheet as of September 30, 2002.................................... F-302

Statement of Operations for the nine months ended September 30, 2002...... F-303

Statement of Stockholders' Equity for the period ended September 30, 2002. F-304

Statement of Cash Flow for the period ended September 30, 2002............ F-305

Notes to the Financial Statements......................................... F-306

                              FSP Plaza Ridge Corp.
                                  Balance Sheet
                                   (Unaudited)
                                                                 September 30,
(in thousands, except shares and par value amounts)                  2002
================================================================================

Assets:

Real estate investments, at cost:
  Land                                                            $  4,039
  Buildings and improvements                                        28,477
--------------------------------------------------------------------------------
                                                                    32,516

  Less accumulated depreciation                                        262
--------------------------------------------------------------------------------

    Real estate investments, net                                    32,254

Cash and cash equivalents                                            1,622
Cash - funded reserve                                                1,729
Tenant rent receivables                                                197
--------------------------------------------------------------------------------

    Total assets                                                  $ 35,802
================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
  Accounts payable and accrued expenses                           $    502
  Deferred Rental Income                                               232
--------------------------------------------------------------------------------

    Total liabilities                                                  734
--------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
  Preferred Stock, $.01 par value, 400 shares
    Authorized, issued and outstanding
  Common Stock, $.01 par value, 1 share
    Authorized, issued and outstanding
  Additional paid-in capital                                        36,756
  Deficit and distribution in excess of earnings                    (1,688)
--------------------------------------------------------------------------------

    Total Stockholders' Equity                                    $ 35,068
--------------------------------------------------------------------------------

    Total Liabilities and Stockholders' Equity                    $ 35,802
================================================================================

                See accompanying notes to financial statements.

                              FSP Plaza Ridge Corp.
                            Statements of Operations
                                   (Unaudited)

                                                                                        For the              For the
                                              For the Period   For the Period        Three months          Nine months
                                               Jan 1, 2002-     May 24, 2002             ended                ended
                                               May 23, 2002  September 30, 2002    September 30, 2002    September 30, 2002
                                               ------------  ------------------    ------------------    ------------------
                                               (predecessor)    (Plaza Ridge)        (Plaza Ridge)          (Combined)
(in thousands, except shares and
 per share amounts)
======================================================================================================================
Revenue:
  Rental                                         $   958          $ 1,797                $ 1,288             $ 2,755
  Interest and other                                   6               13                     12                  19
----------------------------------------------------------------------------------------------------------------------

    Total revenue                                    964            1,810                  1,300               2,774
----------------------------------------------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                          390              327                    244                 717
  Depreciation and amortization                      304              262                    505                 566
  Real estate taxes and insurance                    107              100                     78                 207
  Interest                                            --            2,597                     --               2,597
----------------------------------------------------------------------------------------------------------------------

    Total expenses                                   801            2,231                    827               4,087
----------------------------------------------------------------------------------------------------------------------

Net income (Loss)                                $   163          $(1,476)               $   473             $(1,313)
======================================================================================================================

Allocation of net income to:
  Predecessor                                    $   163          $    --                $    --             $   163
  Preferred shareholders                              --           (1,576)                   373              (1,576)
  Common shareholders                                 --              100                    100                 100
----------------------------------------------------------------------------------------------------------------------
                                                 $   163          $(1,476)               $   473             $(1,313)
======================================================================================================================

Weighted average number of shares outstanding,
 basic and diluted
  Preferred shares                                   N/C              400                    N/C                 N/C
  Common shares                                      N/C                1                    N/C                 N/C
======================================================================================================================

Net income per share, basic and diluted
  Preferred shares                               $   N/C          $(3,940)               $   N/C             $   N/C
  Common shares                                  $   N/C          $    --                $   N/C             $   N/C
======================================================================================================================

N/C - not computable

Note: The Company purchased the land and building on May 23, 2002. There is no comparative information for the corresponding period in the prior year.

                 See accompanying notes to financial statements

                              FSP Plaza Ridge Corp.
                  Statement of Changes in Stockholders' Equity
                        For the Period February 28, 2002
                                 (date of inception) to September 30, 2002

(in thousands, except shares)
                                                                               Retained Deficit
                                                                               and Dividends in     Total
                                     Preferred    Common     Additional Paid      Excess of      Stockholders
                                       Stock       Stock       in Capital         Earnings          Equity
                                     ---------   ---------     ---------         ---------         ---------

Private offering of 400 share, net   $      --   $      --     $  36,756         $      --        $  36,756

Net Loss                                    --          --            --            (1,476)          (1,476)

Dividends                                   --          --            --              (212)            (212)
                                     ---------   ---------     ---------         ---------        ---------

Balance, September 30, 2002          $      --   $      --     $  36,756         $  (1,688)       $  35,068
                                     =========   =========     =========         =========        =========

                 See accompanying notes to financial statements

                              FSP Plaza Ridge Corp.
                            Statements of Cash Flows
                        For the Period February 28, 2002
                    (Date of inception) to September 30, 2002

(in thousands)
================================================================================

Cash flows from operating activities:
  Net Loss                                                             $ (1,476)
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation and amortization                                         262
Changes in operating assets and liabilities:
      Increase in tenant rent receivables                                  (197)
      Increase in accounts payable and accrued expenses                     502
      Increase in Deferred rental income                                    232

--------------------------------------------------------------------------------

        Net cash used by operating activities                              (677)
--------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchase of real estate assets                                        (32,516)
  Establish funded reserve                                               (1,729)
--------------------------------------------------------------------------------

        Net cash used for investing activities                          (34,245)
--------------------------------------------------------------------------------

Cash flows from financing activities:
  Proceeds from sale of company stock                                    36,756
  Distribution to stockholder                                              (212)
  Proceeds from loan                                                     32,250
  Repayment of loan                                                     (32,250)
--------------------------------------------------------------------------------

        Net cash provided by (used for) financing activities             36,544
--------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                      1,622

Cash and cash equivalents, beginning of period                               --
--------------------------------------------------------------------------------

Cash and cash equivalents, end of period                               $  1,622
================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:
    Interest                                                           $  2,597
    Income taxes                                                             --

                See accompanying notes to financial statements.

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements
                                   (Unaudited)

1. Organization

FSP Plaza Ridge Corp. ("Plaza Ridge" or the "Company") was organized on February 28, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Herndon, VA (the "Property"). The Property consists of a six-story Class "A" suburban office building that contains approximately 158,016 square feet of space situated on approximately 5.3 acres of land. The company acquired the Property on May 23, 2002.

2. Summary of Significant Accounting Policies

      CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $3,254,000 have been reported as a reduction in the Stockholders' Equity.

      REVENUE RECOGNITION

      Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the leases by $188,400. Rental payments received in advance are deferred until earned.

      PROPERTY AND DEPRECIATION

      Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

      Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the property was purchased.

      Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping, minor carpet replacements and residential appliances. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

      Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

        Category                    Years
        --------                    -----
        Building - Commercial         39
        Building Improvements       15-39
        Furniture and equipment      5-7

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements
                                   (Unaudited)

2. Summary of Significant Accounting Policies (continued)

      CONCENTRATION OF CREDIT RISK

      Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank, which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

3. Basis of Presentation

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and in conjunction with the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments necessary for a fair presentation of the financial statements for these interim periods have been included. The results of operations for the interim periods, or from inception to date, are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

The Company has not presented financial information for any period prior to May 23, 2002 as the information necessary to prepare these statements was not available from the previous owner ("Predecessor") of the Property.

4. Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for sale" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on the Company's financial position and cash flows.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishments of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements
                                   (Unaudited)

5. Capital Stock

PREFERRED STOCK

Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

The Company has issued one share of common stock, of which Franklin Street Properties Corp. (FSP) owns 99% and George Carter, the President of FSP owns the other 1%. The Common Shareholder has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock subsequent to the completion of the offering of preferred shares.

6. Leases

      The Company, as lessor, has minimum future rentals due under a non-cancelable operating lease as follows:

                  Year Ended
                 December 31,         Amount
                 ------------     ------------

                     2002            2,342,000
                     2003            4,762,000
                     2004            5,093,000
                     2005            4,932,000
                     2006            5,228,000
                  Thereafter        23,893,000
                                  ------------

                                  $ 46,250,000
                                  ============

      In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

      Upon acquiring the commercial rental property in May 2002, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from four to eleven years with renewal options.

7. Income Taxes

The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements
                                   (Unaudited)

8. Related Party Transactions

The Company executed a management agreement between the Company and FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues. For the three and nine months ended September 30, 2002, fees earned under the agreement were $10,164.

An acquisition fee and other costs totaling $400,000 were paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $3,254,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the investor's preferred stock interest.

During 2002, the Company borrowed and repaid in full:

Note payable to FSP, principal of $32,250,000 with interest equal to the Citizens Bank base rate (4.75%). Interest paid to the affiliate was $51,000.

A commitment fee of $2,300,000 was paid for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

9. Net Income Per Share

The Company follows SFAS No. 128, "Earnings per Share," which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares/units were exercised or converted into shares/units. There were no potential dilutive shares/units outstanding at September 30, 2002.

The denominator used for calculating basic and diluted net income per share is as follows:

                                                          For the Three Months    For the Nine Months
                                                           Ended September 30      Ended September 30
                                                          --------------------    -------------------
                                                                  2002                    2002
                                                          --------------------    -------------------
Weighted average number of shares/units outstanding:
  Common shares                                                     1                      1
  Preferred shares                                                400                    400

                               FSP Park Ten Corp.

                              Financial Statements
                               September 30, 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Balance Sheet as of September 30, 2002.................................... F-311

Statement of Operations for the nine months ended September 30, 2002...... F-312

Statement of Stockholders' Equity for the period ended September 30, 2002. F-313

Statement of Cash Flow for the period ended September 30, 2002............ F-314

Notes to the Financial Statements......................................... F-315

                               FSP Park Ten Corp.
                                  Balance Sheet
                                   (unaudited)
                                                                 September 30,
(in thousands, except shares and par value amounts)                  2002
================================================================================
Assets:

Real estate investments, at cost:
  Land                                                            $  1,359
  Buildings and improvements                                        21,038
--------------------------------------------------------------------------------
                                                                    22,397

  Less accumulated depreciation                                        156
--------------------------------------------------------------------------------

    Real estate investments, net                                    22,241

Cash and cash equivalents                                              948
Cash - funded reserves                                               1,061
Cash - restricted                                                       53
Tenant rent receivables                                                 15
Prepaid expenses and other assets, net                                   1

--------------------------------------------------------------------------------

    Total assets                                                  $ 24,319
================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                             $    367
Tenant security deposits                                                53

--------------------------------------------------------------------------------

    Total liabilities                                                  420
--------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
  Preferred Stock, $.01 par value, 275 shares
    authorized, none issued and outstanding
  Common Stock, $.01 par value, 1 share
    authorized, issued and outstanding
  Additional paid-in capital                                        25,189
  Deficit and distribution in excess of earnings                    (1,290)
--------------------------------------------------------------------------------

    Total Stockholders' Equity                                      23,899
--------------------------------------------------------------------------------
    Total Liabilities and Stockholders' Equity                    $ 24,319
================================================================================

                 See accompanying notes to financial statements.

                               FSP Park Ten Corp.
                            Statements of Operations
                                   (Unaudited)

                                                                                     For the               For the
                                              For the Period    For the Period     Three months          Nine months
                                               Jan 1, 2002-     June 28, 2002          ended                ended
                                              June 27, 2002  September 30, 2002  September 30, 2002    September 30, 2002
                                              -------------  ------------------  ------------------    ------------------
                                               (predecessor)     (Park Ten)          (Park Ten)           (Combined)
(in thousands, except shares and
per share amounts)
=========================================================================================================================

Revenue:
  Rental                                         $ 1,791          $   936             $   896             $ 2,727
  Interest and other                                  --                5                   5                   5
-------------------------------------------------------------------------------------------------------------------------
    Total revenue                                  1,791              941                 901               2,732
-------------------------------------------------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                          368              158                 150                 526
  Depreciation and amortization                      269              156                 156                 425
  Real estate taxes and insurance                    240              120                 115                 360
  Interest                                            --            1,797               1,787               1,797
-------------------------------------------------------------------------------------------------------------------------

    Total expenses                                   877            2,231               2,208               3,108
-------------------------------------------------------------------------------------------------------------------------

Net income (Loss)                                $   914          $(1,290)            $(1,307)            $  (376)
=========================================================================================================================

Allocation of net income to:
  Predecessor                                    $   914          $    --             $    --             $    --
  Preferred shareholders                              --           (1,290)             (1,307)               (376)
  Common shareholders                                 --               31                  31                  31
-------------------------------------------------------------------------------------------------------------------------
                                                 $   914          $(1,259)            $(1,276)            $   345
=========================================================================================================================

Weighted average number of shares outstanding,
 basic and diluted
  Preferred shares                                   N/C              275                 N/C                 N/C
  Common shares                                      N/C                1                 N/C                 N/C
=========================================================================================================================

Net income per share, basic and diluted
  Preferred shares                               $   N/C          $(4,691)            $   N/C             $   N/C
  Common shares                                  $   N/C          $    --             $   N/C             $   N/C
=========================================================================================================================

N/C - not computable

Note: The Company purchased the land and building on June 27, 2002. There is no comparative information for the prior year.

                 See accompanying notes to financial statements.

                               FSP Park Ten Corp.
                  Statement of Changes in Stockholders' Equity
                        For the Period from May 13, 2002
                    (date of inception) to September 30, 2002

(in thousands, except shares)
                                                                                                     Total
                                       Preferred        Common    Additional Paid   Retained      Stockholders
                                         Stock          Stock       in Capital      Earnings         Equity
                                     ------------   ------------   ------------   ------------    ------------

Private offering of 275 share, net   $         --   $         --   $     25,189   $         --    $     25,189

Net Loss                                       --             --             --         (1,290)         (1,290)
                                     ------------   ------------   ------------   ------------    ------------

Balance, September 30, 2002          $         --   $         --   $     25,189   $     (1,290)   $     23,899
                                     ============   ============   ============   ============    ============

                 See accompanying notes to financial statements

                               FSP Park Ten Corp.
                            Statements of Cash Flows
                           For the Period May 13, 2002
                    (Date of inception) to September 30, 2002

(in thousands)
================================================================================

Cash flows from operating activities:
  Net Loss                                                 $ (1,290)
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation and amortization                             156
Changes in operating assets and liabilities:
      Increase in restricted cash                               (53)
      Increase in tenant rent receivables                       (15)
      Increase in prepaid expenses and other assets, net         (1)
      Increase in accounts payable and accrued expenses         367
      Increase in tenant security deposits                       53

--------------------------------------------------------------------------------

        Net cash used for operating activities                 (783)
--------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchase of real estate assets                            (22,397)
  Establish funded reserves                                  (1,061)

--------------------------------------------------------------------------------

        Net cash used for investing activities              (23,458)
--------------------------------------------------------------------------------

Cash flows from financing activities:
  Proceeds from sale of company stock                        25,189

--------------------------------------------------------------------------------

        Net cash provided by financing activities            25,189
--------------------------------------------------------------------------------

Net increase in cash and cash equivalents                       948

Cash and cash equivalents, beginning of period                   --
--------------------------------------------------------------------------------

Cash and cash equivalents, end of period                   $    948
================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:
    Interest                                               $  1,797
    Income taxes

                 See accompanying notes to financial statements.

                               FSP Park Ten Corp.
                          Notes to Financial Statements
                                   (Unaudited)

1. Organization

FSP Park Ten Corp. ("Park Ten" or the "Company") was organized on May 13, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Houston, TX (the "Property"). The Property consists of a six-story Class "A" suburban office building that contains approximately 155,715 square feet of space situated on approximately
6.325 acres of land. The company acquired the Property on June 27, 2002.

2. Summary of Significant Accounting Policies

      CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      REVENUE RECOGNITION

      Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the leases by $0. Rental payments received in advance are deferred until earned.

      PROPERTY AND DEPRECIATION

      Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

      Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the property was purchased.

      Routine replacements and ordinary maintenance and repairs the do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

      Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

            Category                                         Years
            --------                                         -----
            Building - Commercial                             39
            Building - Improvements                          15-39
            Furniture and equipment                           5-7

      RESTRICTED CASH

      Restricted cash consists of tenant security deposits. Tenant security deposits are refunded when tenants vacate provided that the tenant has not damaged the property.

      CONCENTRATION OF CREDIT RISK

      Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

                               FSP Park Ten Corp.
                          Notes to Financial Statements
                                   (Unaudited)

3. Basis of Presentation

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and in conjunction with the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments necessary for a fair presentation of the financial statements for these interim periods have been included. The results of operations for the interim periods, or from inception to date, are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

The Company has not presented financial information for any period prior to June 27, 2002 as the information necessary to prepare these statements was not available from the previous owner (Predecessor) of the Property.

4. Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. With the exception of reclassifying the operations of certain real estate assets considered "held for sale" (and for which no significant continuing involvement exists) to "Discontinued operations, net of tax" in the consolidated statement of income, the impact of adoption is not expected to have a material impact on the Company's financial position and cash flows.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                               FSP Park Ten Corp.
                          Notes to Financial Statements
                                   (Unaudited)

5. Leases

      The Company, as lessor, has minimum future rentals due under a non-cancellable operating lease as follows:

                   Year Ended
                  December 31,             Amount
                  ------------         ------------

                      2002                1,687,000
                      2003                3,378,000
                      2004                3,395,000
                      2005                3,520,000
                      2006                2,559,000
                   Thereafter             1,977,000
                                       ------------
                                       $ 16,516,000
                                       ============

      In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

      Upon acquiring the commercial rental property the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from four to ten years with renewal options.

6. Income Taxes

The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

7. Related Party Transactions

The Company executed a management agreement between the Company and FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues. For the three and six months ended September 30, 2002, fees earned under the agreement were $9,300.

In connection with the purchase of the real estate the Company entered into a mortgage loan agreement with FSP and borrowed $22,300,000 with interest equal to the Citizens Bank base rate (4.75%). The loan was subsequently repaid in August 2002. Interest expense amounted to approximately $1,787,000 and $1,797,000 for the three and six months ended September 30, 2002.

                               FSP Park Ten Corp.
                          Notes to Financial Statements
                                   (Unaudited)

8. Capital Stock

PREFERRED STOCK

Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

The Company has issued one share of common stock, of which Franklin Street Properties Corp. (FSP) owns 99% and George Carter, the President of FSP owns the other 1%. The Common Shareholder has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock subsequent to the completion of the offering of preferred shares.

9. Net Income Per Share

The Company follows SFAS No. 128, "Earnings per Share," which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares/units were exercised or converted into shares/units. There were no potential dilutive shares/units outstanding at September 30, 2002.

The denominator used for calculating basic and diluted net income per share is as follows:

                                    For the Three Months   For the Six Months
                                     Ended September 30,   Ended September 30,
                                    --------------------  --------------------
                                            2002                  2002
                                    --------------------  --------------------

Weighted average number of shares
outstanding:
  Common shares                              1                      1
  Preferred shares                         275                    275

                                                                    SCHEDULE III

                                  TARGET REITs
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2001

                                                                     Initial Cost
                                                         ------------------------------------
                                                                                    Costs
                                                                                 Capitalized
                                                                                 (Disposals)
                                           Encumbrances            Buildings &  Subsequent to
Description                                    (1)         Land   Improvements   Acquisition
-----------                                ------------    ----   ------------   -----------
                                                                      (in thousands)
Residential Apartments:

   Gael, Houston, TX                           --        $ 3,312    $ 14,789       $   --

Commercial Properties:

   Forest Park, Charlotte NC                   --          1,210       4,817          354
   Goldentop, San Diego, CA                    --          4,427      15,183           --
   Centennial, Colorado Springs, CO            --          1,305      12,152           --
   Meadowpoint, Chantilly, VA                  --          2,126      19,625           --
   Timberlake, Chesterfield, MO                --          2,831      40,714           --
   Federal Way, Federal Way, WA                --          2,509      13,603           --
   Fair Lakes, Fairfax, VA                     --          4,183      35,277           --
   Northwest Point, Elk Grove Village, IL      --          3,242      27,955           --
                                            -----        -------    --------       ------
                                               --        $25,145    $184,115       $  354
                                            =====        =======    ========       ======

                                                                   Historical Costs
                                            -----------------------------------------------------------
                                                                                              Total
                                                                                              Costs,
                                                                                              Net of     Depreciable
                                                     Buildings &             Accumulated   Accumulated       Life       Date of
Description                                  Land    Improvements  Total(2)  Depreciation  Depreciation     Years      Acquisition
-----------                                 ------   ------------  --------  ------------  ------------   ----------   -----------
                                                                            (in thousands)
Residential Apartments:

   Gael, Houston, TX                        $ 3,312    $ 14,789    $ 18,101    $   784      $ 17,317         5-27         2000

Commercial Properties:

   Forest Park, Charlotte NC                  1,210       5,171       6,381        310         6,071         5-39         1999
   Goldentop, San Diego, CA                   4,427      15,183      19,610        503        19,107         5-39         2000
   Centennial, Colorado Springs, CO           1,305      12,152      13,457        402        13,055         5-39         2000
   Meadowpoint, Chantilly, VA                 2,126      19,625      21,751        398        21,353         5-39         2001
   Timberlake, Chesterfield, MO               2,831      40,714      43,545        652        42,893         5-39         2001
   Federal Way, Federal Way, WA               2,509      13,603      16,112        102        16,010         5-39         2001
   Fair Lakes, Fairfax, VA                    4,183      35,277      39,460        264        39,196         5-39         2001
   Northwest Point, Elk Grove Village, IL     3,242      27,955      31,197         30        31,167         5-39         2001
                                            -------    --------    --------    -------      --------
                                            $25,145    $184,469    $209,614    $ 3,445      $206,169
                                            =======    ========    ========    =======      ========

(1)  There are no encumbrances on the above properties.
(2) The aggregate cost for federal income tax purposes approximates total historical costs

The following table summarizes the changes in the Partnership's real estate investments and accumulated depreciation:

                                                       December 31,
                                           -------------------------------------
                                              2001         2000         1999
================================================================================
                                                      (in thousands)

Real estate investments, at cost:
   Balance, beginning of period            $  57,195      $  6,028     $    --
     Acquisitions                            152,065        51,167       6,028
     Improvements                                354            --          --
     Dispositions                                 --            --          --
--------------------------------------------------------------------------------

   Balance, end of period                  $ 209,614      $ 57,195     $ 6,028
================================================================================

Accumulated depreciation:
   Balance, beginning of period            $     630      $     56     $    --
     Depreciation                              2,815           574          56
     Dispositions                                 --            --          --
--------------------------------------------------------------------------------

   Balance, end of period                  $   3,445      $    630     $    56
================================================================================

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                        FRANKLIN STREET PROPERTIES CORP.

                                 (THE "COMPANY")

                                       AND

                THE ENTITIES LISTED ON THE SIGNATURE PAGES HERETO

                                January 14, 2003

                               TABLE OF CONTENTS
                               -----------------

RECITALS.......................................................................1

ARTICLE 1  THE MERGERS.........................................................1
        1.1  The Mergers.......................................................1
        1.2  The Closing.......................................................1
        1.3  Effective Time....................................................2

ARTICLE 2  MERGER CONSIDERATION................................................2
        2.1  Cancellation of Target Stock......................................2
        2.2  Merger Consideration..............................................2

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................2
        3.1  Due Organization; Authority.......................................3
        3.2  Authorization; Validity; Effect of Agreement......................3
        3.3  Capitalization....................................................3
        3.4  No Violation......................................................3
        3.5  FSP Investments LLC; Due Organization.............................4
        3.6  Financial Statements..............................................4
        3.7  SEC Documents.....................................................5
        3.8  Litigation........................................................5
        3.9  Taxes.............................................................5
        3.10  Full Disclosure..................................................6

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF THE TARGET REITS..................7
        4.1  Due Organization; Authority.......................................7
        4.2  Authorization; Validity; Effect of Agreement......................7
        4.3  Financial Statements..............................................7
        4.4  Contracts and Commitments.........................................8
        4.5  No Violation......................................................8
        4.6  Litigation........................................................9
        4.7  Title to Assets...................................................9
        4.8  Real Property....................................................10
        4.9  Real Property Leases.............................................11
        4.10  Compliance with Laws; Permits; Environmental Matters............12
        4.11  Taxes...........................................................13
        4.12  Full Disclosure.................................................14

ARTICLE 5  COVENANTS..........................................................14
        5.1  Conduct of Business..............................................14
        5.2  Other Actions....................................................14
        5.3  Approval of Company Stockholders and Target REIT Stockholders....15
        5.4  Consents and Approvals...........................................15

ARTICLE 6  CONDITIONS TO EACH PARTY'S OBLIGATIONS TO EFFECT THE MERGERS.......15

ARTICLE 7  TERMINATION AND WAIVER.............................................17
        7.1  Termination......................................................17
        7.2  Effect of Termination............................................17
        7.3  Extension; Waiver................................................17
        7.4  No Survival of Representations and Warranties....................18

ARTICLE 8  MISCELLANEOUS......................................................18
        8.1  Assignment.......................................................18
        8.2  Risk of Loss.....................................................18
        8.3  Fees and Expenses................................................18
        8.4  Entire Agreement; Modifications; Amendments......................18
        8.5  Notices..........................................................19
        8.6  Interpretation...................................................20
        8.7  Captions.........................................................20
        8.8  Counterparts.....................................................20
        8.9  Binding Effect...................................................20
        8.10  Attorneys' Fees.................................................20
        8.11  No Waiver; Severability.........................................21
        8.12  No Joint and Several Liability..................................21
        8.13  Applicable Law..................................................21

Exhibit A--List of Properties
Exhibit B--Merger Consideration
Exhibit C--Tax Representations

                          AGREEMENT AND PLAN OF MERGER

            This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of January 14, 2003 by and among Franklin Street Properties Corp. (the "Company"), a Maryland corporation, and the other corporations, each a Delaware corporation (each, a "Target REIT" and, collectively, the "Target REITs"), listed on the signature pages hereto.

                                    RECITALS

            WHEREAS, the Target REITs are the owners of certain real properties listed on Exhibit A hereto (each such property, including any buildings, structures or other improvements situated thereon, a "Property" and, collectively, the "Properties");

            WHEREAS, the board of directors of the Company (the "Company Board") and the board of the directors of each of the Target REITs (such boards of directors, collectively, the "Target Boards of Directors") believe that it is in the best interests of the Company and each of the Target REITs, respectively, and their respective stockholders, to consummate, and have approved, the business combination transaction provided for herein, pursuant to which each Target REIT will be merged with and into the Company, with the Company continuing as the surviving entity (each such transaction, a "Merger" and, collectively, the "Mergers");

            WHEREAS, the Company Board and the Target Boards of Directors have agreed to effect the transactions provided for herein upon the terms and subject to the conditions set forth herein;

            WHEREAS, the Company and the Target REITs desire to make certain representations, warranties and agreements in connection with the Mergers.

            NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE 1 THE MERGERS

      1.1 The Mergers. Subject to the terms and conditions of this Agreement, at the Effective Time (as hereinafter defined), each Target REIT will be merged with and into the Company in accordance with the applicable provisions of the Maryland General Corporation Law ("MGCL") and the Delaware General Corporation Law ("DGCL"), and the separate existence of each Target REIT shall thereupon cease. The Company shall continue as the surviving entity of the Mergers.

      1.2 The Closing. Subject to the terms and conditions of this Agreement, the closing of the Mergers (the "Closing") shall take place at the offices of Hale and Dorr LLP, 60 State

Street, Boston, Massachusetts at 9:00 a.m., local time, on April 1, 2003 or at such other time and date following the day on which the last of the conditions set forth in Article 6 shall be fulfilled or waived in accordance herewith as the parties hereto may agree. The holders of preferred stock in the Target REITs ("Target Stock") are hereinafter referred to as the "Target REIT Stockholders." The holders of common stock of the Company, $0.0001 par value per share ("Common Stock"), are hereinafter referred to as the "Company Stockholders." The date on which the Closing occurs is hereinafter referred to as the "Closing Date." After giving effect to the Mergers, the Company is hereinafter referred to as the "Combined Company."

      1.3 Effective Time. If all of the conditions to a particular Merger set forth in Article 6 shall have been fulfilled or waived in accordance herewith with respect to the Company and the applicable Target REIT and this Agreement shall not have been terminated as provided in Article 7 or Section 8.2(b), the parties hereto shall promptly cause to be properly executed, verified and delivered for filing on the Closing Date a certificate of merger satisfying the requirements of the MGCL and the DGCL for such Merger (a "Certificate of Merger"). A Merger shall become effective upon the acceptance for record of its Certificate of Merger by (i) the State Department of Assessments and Taxation of the State of Maryland in accordance with the MGCL and (ii) the Secretary of State of the State of Delaware in accordance with the DGCL or at such later time upon which the parties hereto shall have agreed and designated in such filing in accordance with applicable law as the effective time of the Mergers (the "Effective Time").

ARTICLE 2 MERGER CONSIDERATION

      2.1 Cancellation of Target Stock. As a result of the Mergers and without any action on the part of the Target REIT Stockholders, all Target Stock in each Target REIT with respect to which a Merger has become effective shall cease to be outstanding, shall be canceled and retired and shall cease to exist and each Target REIT Stockholder shall thereafter cease to have any rights with respect to such Target Stock.

      2.2 Merger Consideration. At the Effective Time, by virtue of the Mergers and without any further action by the Company or any Target REIT, each Target REIT Stockholder in each Target REIT with respect to which a Merger has become effective shall receive for each share (or fraction thereof) of Target Stock such Target REIT Stockholder holds of record, that number of shares of Common Stock in the Combined Company set forth on Exhibit B attached hereto opposite the name of the applicable Target REIT or Target REITs (the "Merger Consideration").

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company represents and warrants to the Target REITs that the statements contained in this Article 3 are true and correct, except as set forth in the disclosure schedule delivered at or prior to the execution hereof to each of the Target REITs (the "Company Disclosure Schedule"). The Company Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and letter paragraphs contained in this Article 3, and the disclosures in any paragraph of the Company Disclosure Schedule shall also be deemed to qualify all other paragraphs in this Article 3.

3.1 Due Organization; Authority.

            (a) The Company is a corporation duly organized and validly existing under the laws of the State of Maryland. The Company (i) has the authority to conduct its business as currently conducted and to own and operate the properties that it now owns and operates, and (ii) is duly licensed or qualified to do business in, and is in good standing under the laws of, all jurisdictions in which the transaction of its business makes such qualification necessary, except where the failure to be so licensed or qualified would not reasonably be expected to have a material adverse effect on the business, assets, prospects, results of operations or financial condition of the Company (a "Company Material Adverse Effect").

            (b) The Company has provided each Target REIT with a true and complete copy of its articles of incorporation and bylaws, each as amended to date.

      3.2 Authorization; Validity; Effect of Agreement. The Company has all requisite power, authority and legal right to enter into this Agreement and to consummate the Mergers. The execution and delivery of this Agreement by the Company and, subject to the approval of this Agreement by the Company Stockholders, the consummation by the Company of the Mergers have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

      3.3 Capitalization. The authorized capital stock of the Company consists of 180,000,000 shares of Common Stock of which approximately 24,630,247 shares are issued and outstanding as of the date hereof and 20,000,000 shares of preferred stock, $0.0001 par value per share, of which no shares are issued and outstanding as of the date hereof. Immediately following the consummation of the Mergers, approximately 49,630,338 shares of Common Stock will be issued and outstanding and no shares of preferred stock will be issued and outstanding.

      3.4 No Violation.

            (a) Neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of the Mergers and compliance by the Company with the provisions hereof, will: (i) conflict with or violate any provision of the Company's articles of organization or bylaws, each as amended to date; (ii) require on the part of the Company or any Subsidiary (as defined below) any consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority, except (x) the filing of the Certificates of Merger or (y) where the failure to obtain any such consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority would not reasonably be expected to have a Company Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby; (iii) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of their assets is subject, except for (A) any conflict, breach, default, acceleration, termination, modification or cancellation which would not have a Company Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or
(B) any notice, consent or waiver the absence of which would not have a Company Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby; (iv) result in the imposition of any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law) upon any property or assets of the Company or any Subsidiary; or (v) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any Subsidiary or any of their properties or assets. For purposes of this Agreement, "Subsidiary" shall mean any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which the Company holds stock or other ownership interests representing more than 50% of the voting power of all outstanding stock or ownership interests of such entity.

            (b) Except as expressly contemplated by this Agreement, no other action is required to be taken by the Company to permit the execution, delivery and performance of (i) this Agreement, (ii) all other documents and certificates expressly contemplated hereby, and (iii) the Mergers, and no consent or approval of any third party or governmental authority is or was required or appropriate in connection with the execution of this Agreement, or to consummate the transactions expressly contemplated hereunder, except such as have been obtained or will be obtained prior to the Closing.

      3.5 FSP Investments LLC; Due Organization. FSP Investments LLC ("FSP Investments") is a limited liability company duly organized and validly existing under the laws of the Commonwealth of Massachusetts. FSP Investments is duly registered with the Securities and Exchange Commission (the "SEC") as a broker/dealer pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

      3.6 Financial Statements.

            (a) The Company has previously delivered to each of the Target REITs the following financial statements (collectively, the "Company Financial Statements"): (i) consolidated statements of income for the nine months ended September 30, 2002 (unaudited), (ii) consolidated statements of cash flows for the nine months ended September 30, 2002 (unaudited) and (iii) the consolidated balance sheet as of September 30, 2002 (unaudited) (the "Company Balance Sheet"). The Company Financial Statements have been prepared in accordance with generally accepted auditing principals ("GAAP"), applied on a basis consistent with prior periods (except as otherwise noted therein), and present fairly the financial position and results of operations of the Company as of their respective dates and for the periods presented therein (subject, in the case of unaudited interim financial statements, to normal year-end adjustments).

            (b) The Company has no liability of any nature, whether known or unknown, accrued or unaccrued, absolute or contingent, asserted or unasserted, except liabilities (i) stated or adequately reserved against on the Company Balance Sheet or the notes thereto, (ii) incurred in the ordinary course of business and not required under GAAP to be reflected on the Company Balance Sheet, (iii) incurred after the date of the Company Balance Sheet in the ordinary course of business consistent with the terms of this Agreement or (iv) which would not reasonably be expected to have a Company Material Adverse Effect.

      3.7 SEC Documents. The Company has filed all SEC Documents (as defined below) on a timely basis. All of the SEC Documents (other than preliminary materials) as of their respective filing dates, complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended and, in each case, the rules and regulations promulgated thereunder applicable to such SEC Documents. None of the SEC Documents, at the time of filing contained any untrue statements of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later SEC Documents filed and publicly available. As used herein, "SEC Documents" shall mean all reports, schedules, forms, statements and other documents required to be filed by the Company with the Securities and Exchange Commission on or after January 1, 2002 and prior to the date hereof.

      3.8 Litigation. There are (i) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which the Company is a party or by which it is bound or, to the knowledge of the Company, to which any of its directors, officers, employees or agents, in such capacity, is a party or, to the knowledge of the Company, by which any of them is bound, and (ii) no actions, suits, investigations or proceedings pending against the Company, or, to the knowledge of the Company, against any of its directors, officers, employees or agents, in such capacity, or, to the knowledge of the Company, threatened against the Company or any of its directors, officers, employees or agents, in such capacity, at law or in equity, or before or by any federal, state or local commission, board, bureau, agency or instrumentality that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

      3.9 Taxes.

            (a) The Company has paid, caused to be paid or accrued all federal, state, local, foreign and other taxes, including without limitation, income taxes, estimated taxes, alternative minimum taxes, excise taxes, sales taxes, use taxes, value-added taxes, gross receipt taxes, franchise taxes, capital stock taxes, employment and payroll-related taxes, withholding taxes, stamp taxes, transfer taxes, windfall profit taxes, property taxes and environmental taxes, whether or not measured in whole or in part by net income, and all deficiencies, or other additions to tax, interest, fines and penalties (collectively, "Taxes"), required to be paid or accrued by it through the date hereof;

            (b) The Company has timely filed all federal, state, local and foreign tax returns required to be filed by it through the date hereof, and all such returns completely and accurately set forth the amount of any Taxes relating to the applicable period;

            (c) The Company has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other party;

            (d) For all periods from its inception, the Company has qualified to be treated as a "real estate investment trust company" (a "REIT") within the meaning of Sections 856-860 of the Internal Revenue Code of 1986, as amended (the "Code"). For the periods described in the preceding sentence, the Company has met all requirements necessary to be treated as a REIT for purposes of the income tax provisions of those states in which the Company is subject to income tax and which provide for the taxation of a REIT in a manner similar to the treatment of REITs under Sections 856-860 of the Code.

            (e) Neither the Internal Revenue Service (the "IRS") nor any other governmental authority is now asserting by written notice to the Company or, to the knowledge of the Company, threatening to assert against the Company any deficiency or claim for additional Taxes. There is no dispute or claim concerning any tax liability of the Company either claimed or raised in writing by the IRS. There is no dispute or claim of a material nature concerning any tax liability of the Company either claimed or raised in writing by any governmental authority other than the IRS, or, to the knowledge of the Company, which may be claimed or raised by any federal or state governmental authority. No written claim has ever been made by a taxing authority in a jurisdiction where the Company does not file reports and returns asserting that the Company is or may be subject to taxation by that jurisdiction.

      3.10 Full Disclosure. The representations of the Company contained in this Agreement do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made herein not misleading, and none of the information supplied or to be supplied by the Company for inclusion in the Proxy Statement to be distributed to Company Stockholders (the "Proxy Statement") or in the Consent Solicitation/Offering Memorandum to be distributed to Target REIT Stockholders, each pursuant to
Section 5.3 hereof (the "Consent Solicitation/Offering Memorandum") contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Closing Date any event relating to the Company should occur that is required to be described in an amendment of or supplement to the Proxy Statement or the Consent Solicitation/Offering Memorandum, as the case may be, the Company shall, in the case of the Proxy Statement, prepare, file and disseminate such amendment or supplement and, in the case of the Consent Solicitation/Offering Memorandum, shall, together with the Target REITS, prepare and disseminate such amendment or supplement.

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE TARGET REITS

            Each of the Target REITs individually represents and warrants to the Company that the statements contained in this Article 4 are true and correct as to itself, except as set forth in the disclosure schedules delivered at or prior to the execution hereof by each of the Target REITs to the Company (each, a "Target REIT Disclosure Schedule" and, collectively, the "Target REITs Disclosure Schedules"). Each Target REIT Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and letter paragraphs contained in this Article 4, and the disclosures in any paragraph of any Target REIT Disclosure Schedule shall also be deemed to qualify all other paragraphs in this
Article 4 with respect to that Target REIT.

      4.1 Due Organization; Authority.

            (a) The Target REIT is a corporation duly organized and validly existing under the laws of the State of Delaware. The Target REIT (i) has the authority to conduct its business as currently conducted and to own and operate the properties that it now owns and operates, and (ii) is duly licensed or qualified to do business in, and is in good standing under the laws of, all jurisdictions in which the transaction of its business makes such qualification necessary, except where the failure to be so licensed or qualified would not reasonably be expected to have a material adverse effect on the business, assets, prospects, results of operations or financial condition of the Target REIT (a "Target REIT Material Adverse Effect").

            (b) The Target REIT has provided the Company and each other Target REIT with a true and complete copy of its certificate of incorporation and bylaws, each as amended to date.

      4.2 Authorization; Validity; Effect of Agreement.

            (a) The Target REIT has all requisite power, authority and legal right to enter into this Agreement and to consummate the Mergers. The execution and delivery of this Agreement by the Target REIT and, subject to the approval of this Agreement by its Target REIT Stockholders, the consummation by the Target REIT of its Merger have been duly authorized by all necessary corporate action on the part of the Target REIT, and this Agreement is a legal, valid and binding obligation of the Target REIT, enforceable against the Target REIT in accordance with its terms.

      4.3 Financial Statements.

            (a) The Target REIT has previously delivered to the Company the following financial statements (collectively, the "Target REIT Financial Statements"): (i) statement of income from date of inception through December 31, 2001 (audited); (ii) statement of cash flows from date of inception through December 31, 2001 (audited), (iii) a statement of income for the nine months ended September 30, 2002 (unaudited), (iv) a statement of cash flows for the nine months ended September 30, 2002 and (v) a balance sheet for the nine months ended September 30, 2002 (unaudited) (the "Target REIT Balance Sheet"), except that the Target REIT Financial Statements for FSP Timberlake East Corp., FSP Merrywood Apartments Corp., FSP Plaza Ridge I Corp. and FSP Park Ten Corp. consist solely of those financial statements identified in clauses (iii), (iv) and (v) above. The Target REIT Financial Statements have been prepared in accordance with GAAP, applied on a basis consistent with prior periods (except as otherwise noted therein), and present fairly the financial position and results of operations of the Target REIT as of their respective dates and for the periods presented therein (subject, in the case of unaudited interim financial statements, to normal year-end adjustments).

            (b) The Target REIT has no liability of any nature, whether known or unknown, accrued or unaccrued, absolute or contingent, asserted or unasserted, except liabilities (i) stated or adequately reserved against on the Target REIT Balance Sheet or the notes thereto, (ii) incurred in the ordinary course of business and not required under GAAP to be reflected on the Target REIT Balance Sheet, (iii) incurred after the date of the Target REIT Balance Sheet in the ordinary course of business consistent with the terms of this Agreement or (iv) which would not reasonably be expected to have a Target REIT Material Adverse Effect.

      4.4 Contracts and Commitments. The Target REIT has delivered to the Company a correct and complete copy of each contract to which the Target REIT is a party that is material to the Target REIT (each a "Target REIT Material Contract"). Each Target REIT Material Contract is in full force and effect and neither the Target REIT nor, to the knowledge of the Target REIT, the other party thereto is in breach or default thereunder, other than breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a Target REIT Material Adverse Effect.

      4.5 No Violation.

            (a) Neither the execution and delivery by the Target REIT of this Agreement, nor the consummation by the Target REIT of its Merger and compliance by the Target REIT with the provisions hereof, will: (i) conflict with or violate any provision of its certificate of incorporation or bylaws; (ii) require on the part of the Target REIT any consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority, except (x) the filing of the Certificates of Merger or (y) where the failure to obtain any such consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority would not reasonably be expected to have a Target REIT Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby; (iii) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Target REIT is a party or by which the

Target REIT is bound or to which any of its assets is subject, except for (A) any conflict, breach, default, acceleration, termination, modification or cancellation which would not have a Target REIT Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or (B) any notice, consent or waiver the absence of which would not have a Target REIT Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby; (iv) result in the imposition of any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law) upon any property or assets of the Target REIT; or (v) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Target REIT or any of its properties or assets.

            (b) Except as expressly contemplated by this Agreement, no other action is required to be taken by the Target REIT to permit the execution, delivery and performance of (i) this Agreement, (ii) all other documents and certificates expressly contemplated hereby, and (iii) the Mergers, and no consent or approval of any third party or governmental authority is or was required or appropriate in connection with the execution of this Agreement, or to consummate the transactions expressly contemplated hereunder, except such as have been obtained or will be obtained prior to the Closing.

      4.6 Litigation. There are (i) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which the Target REIT is a party or by which it is bound or, to the knowledge of the Target REIT, to which any of its directors, officers, employees or agents, in such capacity, is a party or, to the knowledge of the Target REIT, by which any of them is bound, and (ii) no actions, suits, investigations or proceedings pending against the Target REIT, or, to the knowledge of the Target REIT, against any of its directors, officers, employees or agents, in such capacity, or, to the knowledge of the Target REIT, threatened against the Target REIT or any of its directors, officers, employees or agents, in such capacity, at law or in equity, or before or by any federal, state or local commission, board, bureau, agency or instrumentality that would, individually or in the aggregate, reasonably be expected to have a Target REIT Material Adverse Effect.

      4.7 Title to Assets.

            (a) The Target REIT has good and marketable title to the assets reflected in the most recent Target REIT Balance Sheet and will hold good and marketable title to such assets, and any assets acquired by the Target REIT prior to the Effective Time, except for assets disposed of in the ordinary course of business (which assets do not include the Property) and except as the failure of the Target REIT to have such good and marketable title is not, in the aggregate, material to the Target REIT. The assets reflected on the Target REIT Balance Sheet include the Property. Except as otherwise disclosed in the Target REIT Balance Sheet or related notes accompanying it, all the assets referred to in the preceding sentence are owned free and clear of any and all material adverse claims, security interests, charges or other encumbrances or restrictions of every nature, except liens for current taxes not yet due and payable or landlords' liens as provided for in the relevant leases, or by applicable law.

      4.8 Real Property.

            With respect to each parcel of Property owned by the Target REIT:

            (a) the Target REIT has good and clear record and marketable title to such parcel, insurable by a recognized national title insurance company at standard rates, free and clear of any security interest, easement, covenant or other restriction, except for recorded easements, covenants and other restrictions which do not impair the uses, occupancy or value of such parcel as an apartment complex, office building or warehouse/distribution center, as the case may be (the "Intended Uses");

            (b) there are no (i) pending or, to the knowledge of the Target REIT, threatened condemnation proceedings relating to such parcel, (ii) pending or, to the knowledge of the Target REIT, threatened litigation or administrative actions relating to such parcel, or (iii) other matters affecting adversely the Intended Uses, occupancy or value thereof;

            (c) the legal description for such parcel contained in the deed thereof describes such parcel fully and adequately; the buildings and improvements may be used as of right under applicable zoning and land use laws for the Intended Uses, and such buildings and improvements are located within the boundary lines of the described parcels of land, are not in violation of setback requirements applicable to them, zoning laws and ordinances and do not encroach on any easement which may burden the land; the land does not serve any adjoining property for any purpose inconsistent with the use of the land; and such parcel is not located within any flood plain or subject to any similar type restriction for which any permits or licenses necessary to the use thereof have not been obtained;

            (d) there are no leases, subleases, licenses or agreements, written or oral, granting to any party or parties (other than the Target REIT and those tenants under leases described in Section 4.9) the right of use or occupancy of any portion of such parcel, except for leases, subleases, licenses or agreements which do not impair the Intended Uses;

            (e) there are no outstanding options or rights of first refusal to purchase such parcel, or any portion thereof or interest therein;

            (f) all facilities located on such parcel are supplied with utilities and other services necessary for the operation of such facilities, including gas, electricity, water, telephone, sanitary sewer and storm sewer, all of which services are adequate for the Intended Uses and in accordance with all applicable laws, ordinances, rules and regulations and are provided via public roads or via permanent, irrevocable, appurtenant easements benefiting such parcel;

            (g) such parcel abuts on and has direct vehicular access to a public road or access to a public road via a permanent, irrevocable, appurtenant easement benefiting such parcel;

            (h) the Target REIT has received no notice of any, and, to the knowledge of the Target REIT, there is no, proposed or pending proceeding to change or redefine the zoning classification of all or any portion of the parcels;

            (i) the improvements constructed on the parcels are in good condition and proper order, free of material roof leaks, untreated insect infestation, and material construction defects, and all mechanical and utility systems servicing such improvements are in good condition and proper working order, free of material defects; and

            (j) each parcel is an independent unit which does not rely on any facilities (other than the facilities of public utility and water companies or facilities as to which a permanent, irrevocable appurtenant easement exists benefiting such parcel granting the use of such facilities) located on any other property (i) to fulfill any zoning, building code or other municipal or governmental requirement, (ii) for structural support or the furnishing of any essential building systems or utilities, including, but not limited to electric, plumbing, mechanical, heating, ventilating, and air conditioning systems, or
(iii) to fulfill the requirements of any lease. No building or other improvement not included in the parcels relies on any part of the parcels to fulfill any zoning, building code or other municipal or governmental requirement or for structural support or the furnishing of any essential building systems or utilities except with respect to utility or storm water facilities pursuant to recorded easement agreements or declarations of common easements the use of which do not impair the Intended Uses. Each of the parcels is assessed by local property assessors as a tax parcel or parcels separate from all other tax parcels.

      4.9 Real Property Leases. The Target REIT has delivered to the Company complete and accurate copies of the leases and subleases (as amended to date) of its Property. With respect to each such lease and sublease:

            (a) the lease or sublease is legal, valid, binding, enforceable and in full force and effect;

            (b) the lease or sublease will continue to be legal, valid, binding, enforceable and in full force and effect immediately following the Effective Time in accordance with the terms thereof as in effect immediately prior to the Effective Time;

            (c) neither the Target REIT nor, to the knowledge of the Target REIT, any other party, is in breach or violation of, or default under, any such lease or sublease, and no event has occurred, is pending or, to the knowledge of the Target REIT, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a breach or default by the

Target REIT or, to the knowledge of the Target REIT, any other party under such lease or sublease;

            (d) the Target REIT has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or sublease hold; and

            (e) the Target REIT is not aware of any Security Interest, easement, covenant or other restriction applicable to the real property subject to such lease, except for recorded easements, covenants and other restrictions which do not materially impair the current uses or the occupancy by the Target REIT of the property subject thereto.

      4.10 Compliance with Laws; Permits; Environmental Matters.

            (a) The Target REIT has complied with all applicable Environmental Laws (as defined below), except for violations of Environmental Laws that do not and will not, individually or in the aggregate, have a Target REIT Material Adverse Effect. There is no pending or, to the knowledge of the Target REIT, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (a "Governmental Entity"), relating to any Environmental Law involving the Target REIT, except for litigation, notices of violations, formal administrative proceedings or investigations, inquiries or information requests that will not, individually or in the aggregate, have a Target REIT Material Adverse Effect. For purposes of this Agreement, "Environmental Law" means any federal, state or local law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including without limitation any statute, regulation, administrative decision or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wild life, marine life and wetlands, including without limitation all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels, and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste. As used above, the terms "release" and "environment" shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA").

            (b) There have been no releases in violation of Environmental Laws of any Materials of Environmental Concern (as defined below) into the environment at any parcel of real property or any facility formerly or currently owned, operated or controlled by the Target

REIT. With respect to any such releases of Materials of Environmental Concern, the Target REIT has given all required notices to Governmental Entities (copies of which have been provided to the Company). The Target REIT is not aware of any releases of Materials of Environmental Concern at parcels of real property or facilities other than those owned, operated or controlled by the Target REIT that could reasonably be expected to have an impact on the real property or facilities owned, operated or controlled by the Target REIT. For purposes of this Agreement, "Materials of Environmental Concern" means any chemicals, pollutants or contaminants, hazardous substances (as such term is defined under CERCLA), solid wastes and hazardous wastes (as such terms are defined under the Resource Conservation and Recovery Act), toxic materials, oil or petroleum and petroleum products or any other material subject to regulation under any Environmental Law.

            (c) A complete and accurate copy of all documents (whether in hard copy or electronic form) that contain any environmental reports, investigations and audits relating to premises currently or previously owned or operated by the Target REIT (whether conducted by or on behalf of the Target REIT or a third party, and whether done at the initiative of the Target REIT or directed by a Governmental Entity or other third party) which were issued or conducted during the past five years and which the Target REIT has possession of or access to has been provided to the Company.

            (d) The Target REIT is not aware of any material environmental liability of any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Target REIT.

      4.11 Taxes.

            (a) The Target REIT has paid, caused to be paid or accrued all federal, state, local, foreign and other Taxes, required to be paid or accrued by it through the date hereof;

            (b) The Target REIT has timely filed all federal, state, local and foreign tax returns required to be filed by it through the date hereof, and all such returns completely and accurately set forth the amount of any Taxes relating to the applicable period;

            (c) The Target REIT has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other party;

            (d) For all periods since its inception, the Target REIT has qualified to be treated as a REIT within the meaning of Sections 856-860 of the Code. For the periods described in the preceding sentence, the Target REIT has met all requirements necessary to be treated as a REIT for purposes of the income tax provisions of those states in which the Target REIT is subject to income tax and which provide for the taxation of a REIT in a manner similar to the treatment of REITs under Sections 856-860 of the Code.

            (e) Neither the IRS nor any other governmental authority is now asserting by written notice to the Target REIT or, to the knowledge of the Target REIT, threatening to assert against the Target REIT any deficiency or claim for additional Taxes. There is no dispute or claim concerning any tax liability of the Target REIT either claimed or raised in writing by the IRS. There is no dispute or claim of a material nature concerning any tax liability of the Target REIT either claimed or raised in writing by any governmental authority other than the IRS, or, to the knowledge of the Target REIT, which may be claimed or raised by any federal or state governmental authority. No written claim has ever been made by a taxing authority in a jurisdiction where the Target REIT does not file reports and returns asserting that the Target REIT is or may be subject to taxation by that jurisdiction.

            (f) Each of the representations set forth in Exhibit C is true, accurate and complete.

4.12 Full Disclosure. The representations of the Target REIT contained in this Agreement do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made herein not misleading, and none of the information supplied or to be supplied by the Target REIT for inclusion in the Proxy Statement or the Consent Solicitation/Offering Memorandum contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Closing Date any event relating to the Target REIT should occur that is required to be described in an amendment of or supplement to the Proxy Statement or the Consent Solicitation/Offering Memorandum, as the case may be, the Target REIT promptly shall inform the Company and assist in the preparation, filing (if necessary), dissemination of such amendment or supplement.

ARTICLE 5 COVENANTS

      5.1 Conduct of Business. Prior to the Effective Time, or the earlier termination of this Agreement, the Company and each Target REIT shall (i) carry on its business in the ordinary course in substantially the same manner as previously conducted, (ii) use its reasonable efforts to preserve intact its present business organization and goodwill, (iii) maintain permits, licenses and authorizations, (iv) preserve its relationships with third parties and (v) take all actions necessary to continue to qualify as a REIT, including, without limitations, the payment of dividends.

      5.2 Other Actions. Neither the Company nor any Target REIT shall take or omit to take any action that would result in any of the representations and warranties of the Company or such Target REIT, respectively, made in or pursuant to this Agreement becoming untrue or incomplete, in any of the covenants and agreements of the Company or such Target REIT, respectively, being breached, or in any of the conditions to the Closing not being satisfied; provided, however, that nothing in this Agreement shall be construed to prohibit or restrict the ability of the Company or any Target REIT to declare and/or pay, consistent with past practice and custom, to the Company Stockholders or the Target REIT Stockholders, as the case may be, dividends in respect of operations (collectively, the "Dividends") through the Closing Date, each in accordance with the terms of the distributing entity's organizational documents, each as amended to date; provided, further, that upon the Effective Date, the Company shall assume the obligation to pay any dividend declared but not paid by a Target REIT prior to the Effective Date.

      5.3 Approval of Company Stockholders and Target REIT Stockholders. Promptly following the execution of this Agreement, (i) the Company shall prepare and file a Proxy Statement with the Securities and Exchange Commission, and shall as promptly as practicable thereafter distribute the Proxy Statement to the Company Stockholders, and (ii) the Company, together with the Target REITs, shall distribute a Consent Solicitation/Offering Memorandum to the Target REIT Stockholders, asking the Company Stockholders and the Target REIT Stockholders, respectively, to vote upon the adoption of this Agreement and the Mergers. The Proxy Statement shall contain the recommendation of the Company Board that the Company Stockholders approve the adoption of this Agreement and the Mergers. The Consent Solicitation/Offering Memorandum shall contain the recommendation of the Target Boards of Directors that the Target REIT Stockholders approve the adoption of this Agreement and the Mergers. Each of the Company Board and the Target Boards of Directors, subject to and in accordance with applicable law, shall use its respective reasonable best efforts to obtain such approval described in this Section 5.3, including without limitation, by timely mailing the Proxy Statement to the Company Stockholders or the Consent Solicitation/Offering Memorandum to the Target REIT Stockholders of its respective corporation.

      5.4 Consents and Approvals. The Company and the Target REITs shall each use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary consents, waivers, approvals, authorizations and orders and to make all necessary registrations and filings, and otherwise to satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement.

ARTICLE 6 CONDITIONS TO EACH PARTY'S OBLIGATIONS TO EFFECT THE MERGERS.

            The respective obligations of the parties hereto to consummate the Mergers pursuant to the terms of this Agreement are subject to satisfaction of the following conditions precedent on or prior to the Closing Date. In the event that one or more of these conditions are not satisfied on or prior to the Closing Date, the party or parties whose obligations hereunder are subject to the satisfaction of such condition or conditions may either elect to terminate this Agreement or waive the satisfaction of such condition. The conditions are:

            (a) this Agreement and the Mergers shall have been approved by a majority in interest of the Company Stockholders and of the Target REIT Stockholders of each Target REIT other than a Target REIT with respect to which this Agreement has been terminated in accordance with Section 8.2(b);

            (b) (i) the number of Target REIT Stockholders who the Company does not reasonably believe are not Accredited Investors (as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended) shall not exceed 35 and (ii) each such non Accredited Investor has, either alone or with his/her/its purchase representative, such knowledge and experience in business and financial matters that he/she/it is capable of evaluating the merits of risks of the Common Stock;

            (c) all necessary consents, waivers, approvals, authorizations or orders required to be obtained and the making of all filings required to be made by any of the parties for the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated thereby shall have been obtained or made, as the case may be, on or prior to (and remaining in effect at) the Closing Date;

            (d) there shall not have occurred any material adverse change in the overall business or prospects of any of the Company or the Target REITs or in the tax or other regulatory provisions applicable to the Company, the Target REITs or the Combined Company, and neither the Company Board nor the Target Boards of Directors shall have become aware of any facts that, in their respective reasonable judgment, have or are likely to have a material adverse effect on the Company and the Target REITs, taken as a whole, the Mergers, or the value of the Combined Company;

            (e) FSP Corp. shall have received, on or prior to the Closing Date, an opinion from Hale and Dorr LLP to the effect that the Mergers should be treated for federal income tax purposes as reorganizations within the meaning of
Section 368(a) of the Code and confirming that in all material respects, as of the Closing Date, the discussion set forth under "Federal Income Tax Considerations" in the Proxy Statement and the Consent Solicitation/Offering Memorandum, including any opinions expressed therein, to the extent that it involves matters of law, is accurate;

            (f) the President and Chief Executive Officer of the Company shall have delivered to each of the Target REITs a certificate on behalf of the Company, dated as of the Closing Date, to the effect that there have been no material adverse changes in the financial condition of the Company between the date of the most recent Company Financial Statements and the Closing Date, and the President of each of the Target REITs shall have delivered to the Company a certificate on behalf of each Target REIT, each dated as of the Closing Date, to the effect that there have been no material adverse changes in the financial condition of such Target REIT between the date of the most recent Target REIT Financial Statements for such Target REIT and the Closing Date;

            (g) there shall have been no statute, rule, order or regulation enacted or issued by the United States or any State thereof, or by a court, that prohibits the consummation of the Mergers; and

            (h) The representations set forth in Section 3 and Section 4 hereof are true and complete in all material respects.

      The conditions described in clauses (b), (c), (d) and (f), above, may be waived by either the Company or the Target REITs, as the case may be, in whole or in part if, in the opinion of either the Company or the Target REITs, as the case may be, such waiver does not materially affect the terms of the transaction.

ARTICLE 7 TERMINATION AND WAIVER

      7.1 Termination. This Agreement may be terminated, and the Mergers may be abandoned, at any time before the Closing Date, notwithstanding approval of the Mergers by the Company Stockholders and/or the Target REIT Stockholders:

            (a) by the mutual written consent of the parties;

            (b) by the Company or any Target REIT if the Mergers have not been consummated by July 31, 2003 (which date may be extended by mutual agreement of the parties);

            (c) by the Company or any Target REIT if the conditions to the Mergers set forth in Article 6 of this Agreement are not satisfied or waived.

      If a material casualty occurs with respect to the Property owned by a particular Target REIT, the Company Board has the right to terminate the Agreement with respect to such Target REIT and to consummate the Mergers with the remaining Target REITs.

      7.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.1 hereof, this Agreement shall become void and there shall be no liability or obligation on the part of any party hereto or its respective affiliates, partners, directors or officers, except (i) with respect to payment of expenses as described in Section 8.3 and (ii) to the extent that such termination results from the willful breach of a party hereto of any of its representations, warranties, covenants or agreements made in or pursuant to this Agreement.

      7.3 Extension; Waiver. At any time prior to the Closing Date, the parties hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties of the other parties hereto contained herein or made in connection herewith, and (iii) waive compliance with any of the agreements of the other parties hereto contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

      7.4 No Survival of Representations and Warranties. None of the representations and warranties contained in this Agreement shall survive the Closing Date.

ARTICLE 8 MISCELLANEOUS

      8.1 Assignment. The Company may not assign its rights under this Agreement without the consent of the applicable Target REIT. None of the Target REITs may assign their rights under this Agreement.

      8.2 Risk of Loss.

            (a) Risk of loss or damage to the assets owned by each Target REIT (the "Assets") by condemnation, eminent domain or similar proceedings (or deed in lieu thereof), or by fire or any other casualty, from the date hereof through the Closing Date, will be on the Target REIT owning such Assets, and thereafter will be on the Combined Company.

            (b) In the event of loss or damage to the Assets that occurs prior to the Closing Date, the applicable Target REIT shall use its best efforts to effect a timely cure of such loss or damage prior to the Closing Date. If the Target REIT is unable to effect such a timely cure, the Target REIT shall so notify the Company, and thereafter, the Company may, at its option: (i) elect to terminate this Agreement; (ii) unilaterally amend this Agreement to (A) reflect a decrease in the amount of Merger Consideration to be issued with respect to Target Stock in such Target REIT and (B) extend the term of this Agreement, and resolicit the stockholders of such Target REIT with respect to participation in the Mergers with the Merger Consideration adjusted to reflect such loss or damage; or (iii) unilaterally amend this Agreement to terminate this Agreement with respect to such Target REIT and consummate the Mergers with the remaining Target REITs.

      8.3 Fees and Expenses. The costs associated with each independent third-party appraisal of the fair market value of each Target REIT's real estate ("Appraisal") obtained by the respective Target Boards of Directors shall be paid by the Target REIT owning the real estate that is the subject of the Appraisal. All other expenses related to the Mergers and the transactions contemplated hereby, including, without limitation, consulting, legal, accounting and administrative expenses, shall be paid by the Company.

      8.4 Entire Agreement; Modifications; Amendments.

            (a) This Agreement embodies and constitutes the entire understanding between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Except as expressly otherwise provided herein, neither this

Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

            (b) Subject to applicable law, this Agreement may be amended by the Company and the Target REITs at any time prior to the filing of the Certificates of Merger with the Secretary of State of the State of Delaware and the State Department of Assessment and Taxation of the State of Maryland; provided, however, that after approval by Target REIT Stockholders holding a majority of the Target Stock of a Target REIT, without further approval of the Target REIT Stockholders of such Target REIT, no amendment may be made that alters or changes (i) the amount or kind of Merger Consideration which the Target REIT Stockholders in such Target REIT shall be entitled to receive, (ii) the certificate of organization or bylaws of such Target REIT or (iii) the terms and conditions of this Agreement, if such alteration or change would have a material adverse effect on such Target REIT Stockholders.

      8.5 Notices. All notices, demands or other writings in this Agreement provided to be given or made or sent, or which may be given or made or sent, by either party hereto to the other may be given personally or may be delivered by depositing the same in the U.S. mail, certified, return receipt requested, postage prepaid or by delivering the same to an air courier service, postage prepaid, properly addressed and sent to the address of such party as set forth below, or such other address as either party may from time to time designate by written notice to the other. Notice given by mail shall be considered effective upon the expiration of five business days after deposit. Notice given in any other manner shall be effective only if and when received by the addressee.

     If to the Company:

            Franklin Street Properties Corp.
            401 Edgewater Place, Suite 200
            Wakefield, Massachusetts 01880
            Attention:  George J. Carter
            President and Chief Executive Officer
            Fax:  (800) 950-6288

     with a copy to:

            Hale and Dorr LLP
            60 State Street
            Boston, Massachusetts 02109
            Attention:  Kenneth A. Hoxsie, Esq.
            Fax: (617) 526-5000

     If to a Target REIT:

            c/o Franklin Street Properties Corp.
            401 Edgewater Place, Suite 200
            Wakefield, Massachusetts 01880
            Attention:  George J. Carter, President
            Fax:  (800) 950-6288

     with a copy to:

            Hale and Dorr LLP
            60 State Street
            Boston, Massachusetts 02109
            Attention:  Kenneth A. Hoxsie, Esq.
            Fax: (617) 526-5000

      8.6 Interpretation. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

      8.7 Captions. The captions used in this Agreement are for convenience only and shall not be deemed to construe or to limit the meaning of the language of this Agreement.

      8.8 Counterparts. This Agreement may be executed in any number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall collectively constitute one agreement, but in making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart.

      8.9 Binding Effect. Subject to the restrictions on assignment contained in
Section 8.1 hereof, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

      8.10 Attorneys' Fees. Subject to the requirements of Section 8.12 hereof, should any party hereto employ an attorney or attorneys to enforce any of the provisions hereof or to protect its interest in any manner arising under this Agreement, or to recover damages for the breach hereof, the nonprevailing party or parties in any action pursued in courts of competent jurisdiction (the finality of which action is not legally contested) agrees to pay to the prevailing party or parties all reasonable costs, damages and expenses, including attorneys' fees, expended or incurred in connection therewith; provided, however, that if more than one item is disputed and the final decision is against each party as to one or more of the disputed items, then such costs, expenses and attorneys' fees shall be apportioned in accordance with the monetary values of the items decided against each party.

      8.11 No Waiver; Severability. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, and shall in no way affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. If any provision of this Agreement, or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

      8.12 No Joint and Several Liability. If one of the Target REITs defaults under, or is in breach of, any of its representations, warranties or covenants contained in this Agreement, such Target REIT shall be accountable to the Company and shall be liable for the damages caused by such default or breach as provided in this Agreement. Each Target REIT hereunder has undertaken obligations and made representations, warranties, disclosures and covenants herein and in and pursuant to the exhibits hereto solely with respect to itself and the Property owned by it. Nothing contained herein, however, is intended to make any of the Target REITs jointly and severally liable for the default or breach by any of the other Target REITs, and with respect to any such default and breach such shall be solely the obligation and responsibility of the Target REIT responsible for the default or breach.

      8.13 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Agreement has been executed by each of the parties as of the date first set forth above.

                              COMPANY:

                              FRANKLIN STREET PROPERTIES CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President and Chief Executive Officer

                              TARGET REITS:

                              FSP FOREST PARK IV CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP GAEL APARTMENTS CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP GOLDENTOP TECHNOLOGY CENTER CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP CENTENNIAL TECHNOLOGY CENTER CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP MEADOW POINT CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP TIMBERLAKE CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP FEDERAL WAY CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP FAIR LAKES CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP NORTHWEST POINT CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP TIMBERLAKE EAST CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP MERRYWOOD APARTMENTS CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP PLAZA RIDGE I CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP PARK TEN CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                                                                      APPENDIX B

                                GLOSSARY OF TERMS

      Certain capitalized terms used in this Proxy Statement have the following meanings unless the context otherwise requires:

      "ADA" - the Americans With Disabilities Act and the regulations, rules and orders that may be issued thereunder.

      "A.G. Edwards" - A. G. Edwards, Inc.

      "Appraisals" - the appraisals by third-party independent appraisers of the real estate owned by each Target REIT.

      "Appraisers" - Abbot & Associates, Inc.; D.F. Davis Real Estate, Inc.; Dinan Real Estate Advisors, Inc.; Dyco Real Estate, Inc.; Fortenberry Lambert, Inc.; Integra Realty Resources; Patrick O'Connor & Associates, L.P.; The Robert Paul Jones Company, Ltd.; and Shorett KMS Valuation Adivsory Group.

      "CAD" - cash available for distribution; FSP Corp. defines CAD as: net income as computed in accordance with GAAP (i) plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments) investment services proceeds received from controlled partnerships, the net proceeds from the sale of land, (ii) less purchases of property and equipment ("Capital Expenditures") and payments for deferred leasing commissions, (iii) plus proceeds from cash reserves established at the acquisition date of the property. Depreciation and amortization, non-cash compensation and straight line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income.

      "Centennial"- FSP Centennial Technology Center Corp., a real estate investment trust and Delaware corporation.

      "Combined Company" - FSP Corp., its subsidiaries and the Target REITs, after giving effect to the consummation of the Mergers.

      "Commission" - the Securities and Exchange Commission.

      "Conversion" - the merger, on January 1, 2002, of FSP Partnership with and into FSP Corp., with FSP Corp. being the surviving entity.

      "Effective Date" - the effective date of the Mergers, which is expected to be on or about April 1, 2003.

      "Equity Securities" - FSP Common Stock and Preferred Stock.

      "Exchange Act" - Securities Exchange Act of 1934, as amended.

      "Fair Lakes" - FSP Fair Lakes Corp., a real estate investment trust and Delaware corporation.

      "FASB" - the Financial Accounting Standards Board.

      "Federal Way" - FSP Federal Way Corp., a real estate investment trust and Delaware corporation.

      "Forest Park" - FSP Forest Park IV Corp., a real estate investment trust and Delaware corporation.

      "FSP Board" - the Board of Directors of FSP Corp.

      "FSP Common Stock" - the common stock of FSP Corp., $0.0001 par value per share.

      "FSP Corp." - Franklin Street Properties Corp., a Maryland corporation.

      "FSP Corp.'s properties" - the real properties owned by the 17 Sponsored Partnerships, all of which FSP Corp. now wholly owns, directly and indirectly.

      "FSP General Partner" - FSP General partner LLC, a Massachusetts limited liability company.

      "FSP Holdings" - FSP Holdings LLC, a Delaware limited liability company.

      "FSP Investments" - FSP Investments LLC, a Massachusetts limited liability company.

      "FSP Partnership" - Franklin Street Partners Limited Partnership, a Massachusetts limited partnership.

      "FSP Property Management" - FSP Property Management LLC, a Massachusetts limited liability company.

      "FSP Stockholders" - the stockholders of FSP Corp.

      "FSP Unit" - units of limited partnership interest in FSP Partnership.

      "GAAP" - generally accepted accounting principles.

      "Goldentop" - FSP Golden Technology Center Corp., a real estate investment trust and Delaware corporation.

      "Meadow Point" - FSP Meadow Point Corp., a real estate investment trust and Delaware corporation.

      "Meeting" - the Special Meeting of Stockholders of FSP Corp. to be held on March [28], 2003.

      "Merger Agreement" - the agreement and plan of merger, dated January 14, 2003, entered into between FSP Corp. and the Target REITs.

      "Merger Consideration" - the approximate 25,000,091 shares of FSP Common Stock to be issued in connection with the Mergers.

      "Mergers" - the acquisition, by merger, of each Target REIT by FSP Corp.

      "Merrywood" - FSP Merrywood Apartments Corp., a real estate investment trust and Delaware corporation.

      "MGCL" - the Maryland General Corporation Law.

      "Named Executive Officers" - George J. Carter, President and Chief Executive Officer of FSP Corp., Richard R. Norris, Executive Vice President of FSP Corp., R. Scott MacPhee, Executive Vice President of FSP Corp., William W. Gribbell, Executive Vice President of FSP Corp. and Barbara J. Corinha, Vice President, Chief Operating Officer, Treasurer and Secretary of FSP Corp.

      "Northwest Point" - FSP Northwest Point Corp., a real estate investment trust and Delaware corporation.

      "Ownership Limit" - 9.8% of the number of shares or value of the outstanding Equity Securities.

      "Park Ten" - FSP Park Ten Corp., a real estate investment trust and Delaware corporation.

      "Plaza Ridge I" - FSP Plaza Ridge I Corp., a real estate investment trust and Delaware corporation.

      "Preferred Stock" - the preferred stock of FSP Corp., $0.0001 par value per share.

      "Prior Entities" - four Sponsored Partnerships, each of which had been organized by the executive officers of the general partner of the FSP Partnership prior to the formation of the FSP Partnership while they were employed by another entity.

      "SARs" - stock appreciation rights.

      "Securities Act" - Securities Act of 1933, as amended.

      "SFAS" - Statement of Financial Accounting Standards.

      "Sponsored Entities" - investment vehicles organized by FSP Investments, which are typically syndicated through private placements exempt from registration under the Securities Act of 1933.

      "Sponsored Partnerships" - Sponsored Entities organized as limited partnerships.

      "Sponsored REITs" - Sponsored Entities organized as corporations intended to qualify for federal income tax purposes as real estate investment trusts, including the Target REITs.

      "Target Boards" - the boards of directors of the Target REITs, collectively.

      "Target REITs" - 13 real estate investment trusts, consisting of Forest Park, The Gael, Goldentop, Centennial, Meadow Point, Timberlake, Federal Way, Fair Lakes, Northwest Point, Timberlake East, Merrywood, Plaza Ridge I and Park Ten.

      "Target REIT Stockholders" - the holders of the Target Stock.

      "Target Stock"- preferred stock of the Target REITs.

      "The Gael" - FSP Gael Apartments Corp., a real estate investment trust and Delaware corporation.

      "Timberlake" - FSP Timberlake Corp., a real estate investment trust and Delaware corporation.

      "Timberlake East" - FSP Timberlake East Corp., a real estate investment trust and Delaware corporation.

                                                                      APPENDIX C

[LETTERHEAD OF A.G. EDWARDS & SONS, INC.]

                                 October 1, 2002

The Board of Directors
Franklin Street Properties Corp.
401 Edgewater Place
Wakefield, MA 01880

Ladies and Gentlemen:

In accordance with our arrangement, we have reviewed the reasonableness of the methodology ("Methodology") used in estimating a hypothetical range of values for Franklin Street Properties Corp. ("FSP Corp." or the "Company") both prior to and after giving effect to the possible acquisition by merger (the "Mergers") to FSP Corp. of FSP Forest Park IV Corp., FSP Gael Apartments Corp., FSP Goldentop Technology Center Corp., FSP Centennial Technology Center Corp., FSP Meadow Point Corp., FSP Timberlake Corp., FSP Federal Way Corp., FSP Fair Lakes Corp., FSP Northwest Point Corp., FSP Timberlake East Corp., FSP Merrywood Apartments Corp., FSP Plaza Ridge I Corp. and FSP Park Ten Corp (collectively, the "Target REITs"). The range of values is hypothetical in that it is prospective and is limited to information available as of the date of this report. Any values computed herein are based on economic, market, geopolitical and company specific data as of September 10, 2002. Any changes in any one of these items subsequent to September 10, 2002 could materially impact any conclusion derived from utilizing any unadjusted Methodology. We understand that the purpose of FSP Corp.'s determination of the range of values is to assist the shareholders in their review of a potential Agreement and Plan of Merger (the "Merger Agreement") by and among FSP Corp. and the Target REITs and the issuance of common stock in FSP Corp. to existing shareholders of the Target REITs. We further understand that the Transaction is expected to be consummated on or about April 1, 2003.

A.G. Edwards & Sons, Inc. ("Edwards"), as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate or other purposes. The Company has agreed to indemnify Edwards for certain liabilities that may arise out of the rendering of this report and any related activities as advisor to the Board of Directors. Edwards has also performed and may continue to perform certain investment banking services for the Company. Edwards is not aware of any present or contemplated relationship between Edwards and the Company or any of the Company's affiliates, directors, officers or shareholders or between Edwards and the Target REITs, their respective affiliates, directors, officers or shareholders, which in our opinion would affect our ability to render fair and independent advice in this matter.

In connection with this report, Edwards has reviewed and considered such financial and other matters as we have deemed relevant, including, among other things: financial projections of FSP Corp. and the Target REITs, publicly traded REITs, attributes of the Company both positive and

The Board of Directors
Franklin Street Properties Corp.
October 1, 2002
Page 2


negative as well as other financial studies and analyses related to general economic, market and monetary conditions and such other studies and analyses that Edwards considered appropriate.

In preparing its report, Edwards has assumed and relied upon, without independent verification, the accuracy and completeness of all financial and other information publicly available or that was supplied or otherwise made available to it by the Company and its representatives. Edwards has not been engaged to, and therefore it has not, verified the accuracy or completeness of any of such information. Edwards has relied upon the assurances of the management of the Company that they are not aware of any facts that would make such information materially inaccurate or misleading. Edwards has been informed and assumed that the financial projections supplied to, discussed with or otherwise made available to it reflect the best currently available estimates and judgment of the management of the Company as to the expected future financial performance of the Company and the Target REITs, in each case on a stand-alone basis and after giving effect to the Mergers. Edwards has not independently verified such information or assumptions, nor does it express any opinion with respect thereto. Edwards has not made any independent valuation or appraisal of the assets or liabilities of the Company or the Target REITs, nor has it been furnished with any such appraisals. Edwards also did not independently attempt to assess or value any intangible assets (including goodwill) nor did it make any independent assumptions with respect to their application in the Mergers. Edwards understands that with respect to all legal and tax matters you have been advised by various legal and tax advisors to the Board of Directors. Edwards has assumed that no legal or regulatory changes that occur after the date hereof will have a material impact on the Company's operations, financial condition and future prospects.

In performing its analysis, Edwards made numerous assumptions with respect to interest rates, dividend rates, market conditions, general business conditions, local and national real estate conditions, economic conditions and government regulations, all as of September 10, 2002, which are beyond the control of the Company and the Target REITs. The analysis performed by Edwards is not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analysis. Such analysis was prepared solely as part of Edwards' analysis of the reasonableness of the Methodology.

For the purposes of rendering its report, Edwards has assumed in all respects material to its analysis that the representations and warranties of each party contained in the Merger Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Transaction will be satisfied without any modification or waiver thereof. Edwards has also assumed that all governmental, regulatory and other consents and approvals contemplated by the Merger Agreement will be obtained and that in the course of obtaining any of those consents, no restrictions will be imposed or waivers made that would have an adverse effect on the contemplated Mergers.

The Board of Directors
Franklin Street Properties Corp.
October 1, 2002
Page 3


Edwards was not engaged to render, and its advice to you will not constitute, nor is it expressing: (i) an independent valuation opinion or appraisal report (as defined in ASA Business Valuation Standards (revised January, 1995)) of the Company or the Target REITs or (ii) an opinion as to the fairness (a fairness opinion) of the consideration offered in the Mergers to the shareholders of the Company or the Target REITs. In preparing either a valuation opinion or appraisal or in rendering a fairness opinion, certain additional extrinsic analyses, tasks and judgments necessarily must be undertaken and completed. Such analyses may include, but would not be limited to, the following: (1) review of appraisals, prepared by independent appraisers, of each real property asset owned by the Company and each of the Target REITs; (2) site inspections of all owned properties to be contributed to the parent; (3) analyses of present national and local economic conditions; (4) market analysis for properties held in the Target REITs; (5) detailed due diligence on past results, current operations, and future prospects of the business; (6) analysis of terms and conditions on past sales of interests in the business enterprise and each of the Target REITs; (7) a search and review of sales of similar businesses or interests therein, whether closely-held or publicly-held; (8) random interviews with key investors; (9) additional comparable company analysis; (10) discounted cash flow analysis; (11) pro forma combination analysis; (12) analysis of synergies; and (13) contribution analysis. Had such analyses and tasks been undertaken and completed, they may or may not have results similar to the results from the Methodology. We have not been requested by you to undertake, nor have we undertaken, any of these foregoing analyses. In addition, we do not express any qualitative assessment of the Methodology compared to other methodologies that might be used to value the Company or the Target REITs, nor does this report address the merits of the underlying decision by the Company to engage in the Mergers.

In rendering its report, Edwards assumed that (a) the Mergers will be accounted for in accordance with U.S. Generally Accepted Accounting Principles and (b) the Mergers will be consummated on the terms contained in the Merger Agreement without any waiver or modification of any material terms or conditions by the parties.

Edwards' report is necessarily based on economic, market and other conditions as in effect on, and the information made available to it, as of September 10, 2002. Edwards' opinion as expressed herein, in any event, is limited to the reasonableness of the Methodology. It should be understood that, although subsequent developments may affect Edwards' opinion, Edwards does not have any obligation to update, revise or reaffirm its opinion and it expressly disclaims any responsibility to do so.

It is understood that this letter is solely for the confidential use of the Board of Directors and does not constitute a recommendation as to how any member of the Board or shareholder should vote with respect to the Transaction. This opinion may not be reproduced, summarized, described, characterized, excerpted from, referred to or given to any other person for any purpose without Edwards' prior written consent, except that this opinion may be included in its entirety and the procedures followed in rendering this opinion may be summarized (subject to the review

The Board of Directors
Franklin Street Properties Corp.
October 1, 2002
Page 4


and approval thereof by Edwards and its counsel) in a proxy statement to be distributed to the shareholders of the Company and each of the Target REITs regarding the Mergers.

The Methodology, attached as Exhibit A and included in the Proxy Statement as Appendix D, which we have been asked to review, is principally based on two assumptions: (1) applying a range of valuation multiples of national, publicly traded REITs in sectors in which the Company has operations ("Public Company Multiples") and (2) applying a discount factor for lack of marketability of the Company's shares (the "Lack of Marketability Discount"). Edwards provided the Company a summary of Public Company Multiples attached hereto as Exhibit B, as well as a summary of various factors Edwards recommended the Board consider when evaluating the appropriateness of such multiples attached hereto as Exhibit C. Additionally, Edwards provided the Board a summary of the relevant factors, attached as Exhibit D, to consider when determining an appropriate Lack of Marketability Discount. Exhibits B, Exhibit C and Exhibit D were performed by Edwards solely to evaluate the Company's Methodology for purposes of rendering this report.

Subject to the foregoing and on the basis of the information that we gained in the course of the performance of the services described herein, nothing that came to our attention in the course of our review has caused us to believe that the Methodology used to derive the range of values is unreasonable. We appreciate the opportunity to be of service to Franklin Street Properties Corp. in this matter, and look forward to working with you again in the future.


                                    Sincerely,

                                    A.G. EDWARDS & SONS, INC.


                                    By:  /s/ John M. Moriarty
                                         -----------------------------
                                         John M. Moriarty
                                         Managing Director - Investment Banking


                                    By:  /s/ Michelle C. Matava
                                         -----------------------------
                                         Michelle C. Matava
                                         Vice President - Investment Banking

                                                                       Exhibit A

                        Franklin Street Properties Corp.
                               Valuation Overview

------------------------------------------------------------------------------------------------------------------------------------
                                                      9/10/2002 Without Merger

------------------------------------------------------------------------------------------------------------------------------------
Enterprise Value                                          Low                              Mean                             High
--------------------------------   -----------------------------     -----------------------------    ------------------------------

CAD                                                   32,242,000                        32,242,000                       32,242,000
Less: Interest Income on
  Excess Cash (a)                                       (270,000)                         (270,000)                        (270,000)
                                                     -----------                       -----------                     -------------
Adjusted CAD                                          31,972,000                        31,972,000                       31,972,000
CAD Multiple                                               11.0x                             12.0x                            13.3x
                                                     -----------                       -----------                     -------------
Sub-Total                                            351,692,000                       383,664,000                      425,227,600
Plus: Excess Cash                                     13,500,000                        13,500,000                       13,500,000
                                                     -----------                       -----------                     -------------
Enterprise Value                                     365,192,000                       397,164,000                      438,727,600
                                                     ===========                       ===========                     =============

Marketability Discount             10% Discount      5% Discount     10% Discount      5% Discount    10% Discount     5% Discount
--------------------------------   ------------      -----------     ------------      -----------    ------------     -------------

Discount                           (36,519,200)      (18,259,600)    (39,716,400)      (19,858,200)   (43,872,760)      (21,936,380)
                                   ------------      -----------     ------------      -----------    ------------     -------------
Fair Market Value                  328,672,800       346,932,400     357,447,600       377,305,800    394,854,840       416,791,220

Fair Market Value Per Share
--------------------------------

Shares Outstanding                                    24,630,247                        24,630,247                       24,630,247
Fair Market Value / Share               $13.34            $14.09          $14.51            $15.32         $16.03            $16.92

Estimated Valuation Range / Share                                          $13.34 - $16.92
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   9/10/2002 Pro Forma for Merger

------------------------------------------------------------------------------------------------------------------------------------
Enterprise Value                                          Low                              Mean                             High
--------------------------------   -----------------------------     -----------------------------    ------------------------------

CAD                                                   63,047,000                        63,047,000                       63,047,000
Less: Interest Income on
  Excess Cash (b)                                       (520,000)                         (520,000)                        (520,000)
                                                     -----------                       -----------                     -------------
Adjusted CAD                                          62,527,000                        62,527,000                       62,527,000
CAD Multiple                                               11.0x                             12.0x                            13.3x
                                                     -----------                       -----------                     -------------
Sub-Total                                            687,797,000                       750,324,000                      831,609,100
Plus:  Excess Cash                                    26,000,000                        26,000,000                       26,000,000
                                                     -----------                       -----------                     -------------
Enterprise Value                                     713,797,000                       776,324,000                      857,609,100

Marketability Discount             10% Discount    5% Discount      10% Discount     5% Discount     10% Discount     5% Discount

Discount                           (71,379,700)      (35,689,850)    (77,632,400)      (38,816,200)   (85,760,910)      (42,880,455)
                                   ------------      -----------     ------------      -----------    ------------     -------------
Fair Market Value                  642,417,300       678,107,150     698,691,600       737,507,800    771,848,190       814,728,645

Estimated Valuation Range                                            $642,417,300 - $814,728,645
------------------------------------------------------------------------------------------------------------------------------------

Notes
--------------------------------

(a) FSP Corp. has excess cash reserves of $13.5 million earning 2% annually
(b) FSP Corp. and the Target REITs have combined excess cash reserves of $26.0 million earning 2% annually

                                                                       Exhibit B

Public Company

Cash Available for Distribution ("CAD") Multiples
As of September 10, 2002

---------------------------------------------------
                                Current Price To
                               ===================
Company                            '02E      '03E
Name                                CAD       CAD
---------------------------------------------------

Apartments

Archstone-Smith Trust             13.5x     12.6x
AvalonBay Communities             12.1x     11.4x
Equity Residential Properties     12.5x     11.5x

---------------------------------------------------
Mean                              12.7x     11.8x
Median                            12.5x     11.5x
===================================================

Office

Boston Properties                 13.6x     12.0x
CarrAmerica Realty Corp.          10.8x     10.6x
Equity Office Properties          10.6x     10.4x

---------------------------------------------------
Mean                              11.7x     11.0x
Median                            10.8x     10.6x
===================================================

Industrial

AMB Property                      16.5x     15.6x
PS Business Parks                 11.7x     10.8x
ProLogis Trust                    14.5x     13.4x

---------------------------------------------------
Mean                              14.2x     13.3x
Median                            14.5x     13.4x
===================================================

Office/Industrial

Duke Realty Corp.                 12.7x     12.9x
Liberty Property Trust            11.1x     10.1x

---------------------------------------------------
Mean                              11.9x     11.5x
Median                            11.9x     11.5x
===================================================

---------------------------------------------------
Overall Mean                      12.7x     12.0x
Overall Median                    12.5x     11.5x
===================================================

Notes

CAD figures per A.G. Edwards' Securities Research where available, otherwise per Realty Stock Review

                                                                       Exhibit C

                            MARKET MULTIPLE ANALYSIS

The Company's Methodology, as found in Exhibit A, uses a mean next fiscal year Price/Cash Available for Distribution ("CAD") multiple of approximately 12.0x and a range of mean Price/CAD multiples of 11.0x to 13.3x.

A.G. Edwards provided FSP Corp. Price/CAD multiples for several national, publicly traded REITs in sectors in which FSP Corp. has operations as found in Exhibit B. The sectors provided were based on the property holdings of FSP Corp. and include the Apartment, Industrial, Office and Office/Industrial sectors. The public market's CAD multiples for these REIT sectors range from a mean of 11.0x for the Office sector to a mean of 13.3x for the Industrial sector. A combination of the Apartment, Office, Industrial and Office/Industrial sectors yields a mean CAD multiple of 12.0x. However, the above multiple assumes the Company's shares would be publicly traded based on CAD without taking into consideration adjustments, whether positive or negative, for FSP Corp. specific factors, relative to the selected REITs, which would impact the Company's valuation. Below are several factors that Edwards recommends FSP Corp.'s Board consider when arriving at an adjusted CAD multiple for use in the Company's Methodology.

Quantitative Factors

o Size. The equity market capitalization of the Company is about average when compared to the broader real estate investment trust universe but smaller when compared to the selected REITs. Adjustment: Negative.

o Growth. The Company has experienced a decline in its growth rate yet the current and projected growth rates for FSP Corp., in today's weak economic environment, still remain above average. In the REIT industry as with other industries, there is a correlation between the implied future growth rate and the CAD multiple. Adjustment: Positive.

o     Liquidity. The Company has cash and cash reserves on the balance sheet.
      Adjustment: Positive.

o Leverage. The Company has no debt. This gives the Company flexibility versus other leveraged companies. Adjustment: Positive.

Qualitative Factors

o     Management. The Company appears to have an experienced management team.
      Adjustment: Positive.

o Diversification. The Company is diversified by both product type and by geography. This can be viewed both positively and negatively as the positive attributes of diversification across real estate markets in several different product types is offset by the negative attributes of investing throughout the country. Real estate is still a local business and Edwards believes that it is difficult to be an expert in each locale and across multiple product types. Adjustment: Neutral.

o Market Position/Share. The Company is a niche player and does not command a dominant position in any single market. Adjustment: Negative.

o Ability to Raise Growth Capital. FSP Corp. has a substantial investor base consisting of high-net-worth individuals. These investors have in the past committed significant equity capital during market downturns, when other sources of capital have been unavailable. FSP Corp. has consistently demonstrated the ability to retain its existing investor base with a significant number of repeat investors. FSP Corp. has also demonstrated its ability and desire to attract a substantial number of new investors by designating a portion of each deal to first-time investors and consistently filling that allocation with new investor's equity.
      Adjustment: Positive.

Based on the above factors, Edwards believes the Company's determination to use a range of CAD multiples of 11.0x to 13.3x is not unreasonable.

                                                                       Exhibit D

                         LACK OF MARKETABILITY DISCOUNT

Since FSP Corp. is not publicly traded and ownership is widely held, its shareholders have no immediate access to an active liquid market in which to dispose of their shares. Further, minority shareholders cannot force registration to provide marketability. Without market access, a shareholder's ability to control the timing of potential gains, to avoid losses and to minimize the opportunity costs associated with the inability to direct funds to more promising investments is impaired. However, in an attempt to increase shareholders' liquidity, the Company has instituted a redemption plan whereby shareholders are able, subject to available funds, to tender their shares once each year for 90% of the fair market value of the shares as determined by the Company. Outlined below, Edwards has summarized relevant factors that should be considered in determining the amount of any discount from a publicly traded security that may be afforded to FSP Corp.'s restricted securities to account for lack of a "ready market" and the degree of illiquidity.

o "Put" Rights. FSP Corp. has incorporated a put right feature into their investment structure. This right is a positive step in providing some liquidity to shareholders. Shareholders have the right to "put" their shares, once each year, to the Company for 90% of the fair market value of their shares as determined by the Company. While shareholders only have the ability to exercise this right infrequently and this right is subject to available funds and may only be exercised at a discount, the availability of this right is a positive relative to other private securities. Adjustment: Positive.

o Dividend Payments. Very high payout of Cash Available for Distribution (2003 estimated CAD payout ratio of 91.9%). Adjustment: Positive.

o Potential Buyers/Investors. Uncertainty exists regarding reception of the Company's business model in the public markets. Currently, the only potential buyer of an investor's shares is the Company. Adjustment:
      Negative.

o Size of Block of Minority Shares. The Company has small blocks of minority stock. Adjustment: Negative.

o Prospect of Public Offering or Sale of Company. The Company has indicated its intent to list shares on a national exchange and allow them to become publicly traded in the short to medium term assuming market reception.
      Adjustment: Positive.

o High Dividend. The Company has a track record of paying a very high dividend. Adjustment: Positive.

o Growth Prospects. While the Company's growth rate has moderated and the growth prospects for the broader real estate market have declined due to the economic slowdown, FSP Corp. has continued to achieve above average growth relative to other REITs. Adjustment: Positive.

o Degree of Control, Swing Value. The shares subject to the Company's Methodology are assumed to be minority shares and are widely held. Individual shares of the Company do not possess any attributes of control and are not distributed in such a way as to generate swing vote control (i.e. the ability to control decisions based on the ability to be the swing vote between two opposing sides). Adjustment: Negative.

o     Buy-Sell Agreements. None. Adjustment: Negative.

o Stock's Quality Grade. Good profitability and growth prospects with a core base of stable real estate revenues; average company size; no leverage.
      Adjustment: Positive.

o Prospects for the Company. The Company seems to have found a niche in the real estate market by syndicating unleveraged, single assets REIT shares. The Company is lead by an experienced management team and has a history of raising growth capital in both good and bad environments. Adjustment:
      Positive.

o Prospects for the Real Estate Industry. The real estate market appears to be as weak as is the overall economic environment. Adjustment: Negative.

o Prevailing Mood of Investing Public. The market for real estate securities has gained increasing attention and credibility among non-dedicated investors during the economic slowdown due to the sector's consistent growth in cash flows and dividends. The sector also posted total returns that outpaced the broader market in 2001 and has continued to do so in 2002. Adjustment: Positive.

A typical discount for the lack of marketability for a privately held company would be approximately 35%. However, when taking into account the factors discussed above, Edwards believes the Company's determination to use a lower discount is not unreasonable. These factors include the low leverage and thus higher quality income stream of FSP Corp., the redemption plan initiated by the Company providing shareholders limited liquidity for their shares, the potential liquidity event within the short to medium term and the high dividend payout ratio.

Based on the above factors, Edwards believes the Company's determination to use a lack of marketability discount of 5% to 10% of the Company's marketable minority equity value is not unreasonable.

                                                                      APPENDIX D

                        Franklin Street Properties Corp.
                               Valuation Overview

------------------------------------------------------------------------------------------------------------------------------------
                                                      9/10/2002 Without Merger

------------------------------------------------------------------------------------------------------------------------------------
Enterprise Value                                          Low                              Mean                             High
--------------------------------   -----------------------------     -----------------------------    ------------------------------

CAD                                                   32,242,000                        32,242,000                       32,242,000
Less: Interest Income on
  Excess Cash (a)                                       (270,000)                         (270,000)                        (270,000)
                                                     -----------                       -----------                     -------------
Adjusted CAD                                          31,972,000                        31,972,000                       31,972,000
CAD Multiple                                               11.0x                             12.0x                            13.3x
                                                     -----------                       -----------                     -------------
Sub-Total                                            351,692,000                       383,664,000                      425,227,600
Plus: Excess Cash                                     13,500,000                        13,500,000                       13,500,000
                                                     -----------                       -----------                     -------------
Enterprise Value                                     365,192,000                       397,164,000                      438,727,600
                                                     ===========                       ===========                     =============

Marketability Discount             10% Discount      5% Discount     10% Discount      5% Discount    10% Discount     5% Discount
--------------------------------   ------------      -----------     ------------      -----------    ------------     -------------

Discount                           (36,519,200)      (18,259,600)    (39,716,400)      (19,858,200)   (43,872,760)      (21,936,380)
                                   ------------      -----------     ------------      -----------    ------------     -------------
Fair Market Value                  328,672,800       346,932,400     357,447,600       377,305,800    394,854,840       416,791,220

Fair Market Value Per Share
--------------------------------

Shares Outstanding                                    24,630,247                        24,630,247                       24,630,247
Fair Market Value / Share               $13.34            $14.09          $14.51            $15.32         $16.03            $16.92

Estimated Valuation Range / Share                                          $13.34 - $16.92
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   9/10/2002 Pro Forma for Merger

------------------------------------------------------------------------------------------------------------------------------------
Enterprise Value                                          Low                              Mean                             High
--------------------------------   -----------------------------     -----------------------------    ------------------------------

CAD                                                   63,047,000                        63,047,000                       63,047,000
Less: Interest Income on
  Excess Cash (b)                                       (520,000)                         (520,000)                        (520,000)
                                                     -----------                       -----------                     -------------
Adjusted CAD                                          62,527,000                        62,527,000                       62,527,000
CAD Multiple                                               11.0x                             12.0x                            13.3x
                                                     -----------                       -----------                     -------------
Sub-Total                                            687,797,000                       750,324,000                      831,609,100
Plus:  Excess Cash                                    26,000,000                        26,000,000                       26,000,000
                                                     -----------                       -----------                     -------------
Enterprise Value                                     713,797,000                       776,324,000                      857,609,100

Marketability Discount             10% Discount    5% Discount      10% Discount     5% Discount     10% Discount     5% Discount

Discount                           (71,379,700)      (35,689,850)    (77,632,400)      (38,816,200)   (85,760,910)      (42,880,455)
                                   ------------      -----------     ------------      -----------    ------------     -------------
Fair Market Value                  642,417,300       678,107,150     698,691,600       737,507,800    771,848,190       814,728,645

Estimated Valuation Range                                            $642,417,300 - $814,728,645
------------------------------------------------------------------------------------------------------------------------------------

Notes
--------------------------------

(a) FSP Corp. has excess cash reserves of $13.5 million earning 2% annually
(b) FSP Corp. and the Target REITs have combined excess cash reserves of $26.0 million earning 2% annually

                                      PROXY

                        FRANKLIN STREET PROPERTIES, CORP.

                         SPECIAL MEETING OF STOCKHOLDERS


                                March [28], 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned, revoking all prior proxies, hereby appoints George J. Carter and Barbara J. Corinha and each of them, with full power of substitution, as Proxies to represent and vote as designated hereon all shares of stock of Franklin Street Properties, Corp. (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held on Friday, March [28], 2003, at [9:00] a.m., Boston time, at the offices of the Company, 401 Edgewater Place, Suite 200, Wakefield, Massachusetts and at any adjournment thereof with respect to the matters set forth on the reverse side hereof.

                      PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY
                   IN THE ENCLOSED POST-PAID RETURN ENVELOPE.

-------------                                                    -------------
 SEE REVERSE                                                      SEE REVERSE
     SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE
-------------                                                    -------------

    |X|   Please mark
          votes as in
          this example.

      IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS SET FORTH BELOW.

1. Agreement and Plan of Merger, dated           FOR         AGAINST     ABSTAIN
   January 14, 2003, by and among the
   Company and 13 real estate                    |_|           |_|         |_|
   investment trusts.




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT. |_|

                                         In their discretion, the Proxies are
                                         authorized to vote upon such other
                                         business as may properly come before
                                         the meeting or any adjournment thereof.

                                         Please sign exactly as your name
                                         appears hereon. If the stock is
                                         registered in the names of two or more
                                         persons, each should sign. Executors,
                                         administrators, trustees, guardians,
                                         attorneys and corporate officers should
                                         add their titles.

Signature: _________________________________  Date: ______________________


Signature: _________________________________  Date: ______________________